                      Oppenheimer STRATEGIC INCOME FUND
                    Supplement dated July 31, 2001 to the
                      Prospectus dated January 26, 2001

The Prospectus is changed as follows:

1.    The supplement dated March 1, 2001 is replaced with this supplement.

2.    The paragraph captioned "Class N Shares" under the heading "What
Classes of Shares Does the Fund Offer?" on page 17 is revised by deleting the first three sentences of that section and replacing it with the following sentence:

      If you buy Class N shares (available only through certain
      retirement plans), you pay no sales charge at the time of
      purchase, but you will pay an annual asset-based sales charge.

3.    The first and second sentences of the section captioned "Class A
Contingent Deferred Sales Charge" on page 20 are deleted and replaced with the following:

      There is no initial sales charge on non-retirement plan purchases of Class A shares of any one or more of the Oppenheimer funds aggregating $1 million or more, or for certain purchases by particular types of retirement plans that were permitted to purchase such shares prior to March 1, 2001.  (After March 1,
      2001, retirement plans are not permitted to make initial
      purchases of Class A shares subject to a contingent deferred sales charge.)  The Distributor pays dealers of record
      concessions in an amount equal to 1.0% of purchases of $1 million or more other than by those grandfathered retirement accounts.

4.    The following sentence, which is the last sentence of the first paragraph in the section captioned "Class A Contingent Deferred Sales Charge"
on page 20, is deleted:

      That concession will not be paid on purchases of shares in amounts of $1 million or more (including any right of
      accumulation) by a retirement plan that pays for the purchase with the redemption proceeds of Class C shares of one or more
      Oppenheimer funds held by the plan for more than one year.
                                                                        [over]
5.    The following paragraph is added after "Can You Reduce Class A Sales
Charges?" on page 20:

      Purchases by Certain Retirement Plans.  There is no initial sales charge on purchases of Class A shares of any one or more
      Oppenheimer funds by retirement plans that have $10 million or more in plan assets and that have entered into a special
      agreement with the Distributor, and by retirement plans which are part of a retirement plan product or platform offered by certain banks, broker-dealers, financial advisors, insurance companies or recordkeepers which have entered into a special agreement with the Distributor.  There is no contingent deferred sales charge upon the redemption of such shares.  The Distributor currently pays dealers of record concessions in an amount equal to 0.25% of the purchase price of Class A shares by those retirement plans from its own resources at the time of sale.  That concession will not be paid on purchases of shares by a retirement plan made with the redemption proceeds of Class N shares of one or more
      Oppenheimer funds held by the plan for more than (18) months.

6.    The heading entitled "Who Can Buy Class N Shares?" on page 21 is changed to read, "How Can You Buy Class N Shares?"

7.    The first paragraph in "How Can You Buy Class N Shares?" on page 21 is revised to read as follows:

      Class N shares are offered only through retirement plans (including
      IRAs and 403(b) plans) that purchase $500,000 or more of Class N shares of one or more Oppenheimer funds or through retirement plans (not including IRAs and 403(b) plans) that have assets of $500,000 or more or 100 or more eligible participants. See "Availability of Class N
      Shares" in the Statement of Additional Information for other circumstances where Class N shares are available for purchase.

8.    The following is added to the end of the last paragraph under
"Distribution and Service Plans for Class B, Class C and Class N Shares" on
page 23:

      That sales concession on the sale of Class N shares will not be paid on
      (i) purchases of Class N shares in amounts of $500,000 or more by a retirement plan that pays for the purchase with the redemption proceeds of Class C shares of one or more Oppenheimer funds held by the plan for more than one year (other than rollovers from an
      OppenheimerFunds-sponsored Pinnacle or Ascender 401(k) plan to any IRA invested in the Oppenheimer funds), (ii) purchases of Class N shares in amounts of $500,000 or more by a retirement plan that pays for the purchase with the redemption proceeds of Class A shares of one or more
      Oppenheimer funds (other than rollovers from an
      OppenheimerFunds-sponsored Pinnacle or Ascender 401(k) plan to any IRA invested in the Oppenheimer funds), and (iii) on purchases of Class N shares by an OppenheimerFunds-sponsored Pinnacle or Ascender 401(k)
      plan made with the redemption proceeds of Class A shares of one or more
      Oppenheimer funds.

9.    The third sentence in the section entitled "OppenheimerFunds Internet
Web Site" on page 24 is revised to read as follows:

      To perform account transaction or obtain account information online, you must first obtain a user I.D. and password on that website.

10.   The first sentence of the last paragraph under the heading "Shareholder
Account Rules and Policies" on page 31 is revised by adding the words "and annual notice of the Fund's privacy policy" after the phrase, "annual and semi-annual report."

11.   The last sentence of the last paragraph under the heading "Shareholder
Account Rules and Policies" on page 31 is revised to read as follows:

      Individual  copies of prospectuses,  reports and privacy notices will be sent to you  commencing 30 days after the Transfer  Agent  receives your request to stop householding.

12.   The first sentence under "How to Get More Information" on the
Prospectus back cover is revised to read as follows:

      You can request the Statement of Additional Information, the
      Annual and Semi-Annual Reports, the notice explaining the Fund's privacy policy and other information about the Fund or your account:

July 31, 2001                                                 PS0230.021
------------------------------------------------------------------------------

Oppenheimer Strategic Income Fund
------------------------------------------------------------------------------

6803 South Tucson Way, Englewood, Colorado 80112
1.800.525.7048

Statement of Additional  Information dated January 26, 2001,  Revised July 31,

2001

      This Statement of Additional Information is not a Prospectus.  This
document contains additional information about the Fund and supplements information in the Prospectus dated January 26, 2001, as supplemented from time to time.  It should be read together with the Prospectus. You can obtain the Prospectus by writing to the Fund's Transfer Agent, OppenheimerFunds
Services, at P.O. Box 5270, Denver, Colorado 80217, or by calling the
Transfer Agent at the toll-free number shown above, or by downloading it from the OppenheimerFunds Internet web site at www.oppenheimerfunds.com.

Contents
                                                                        Page
About the Fund

About Your Account

Financial Information About the Fund

------------------------------------------------------------------------------

A B O U T  T H E  F U N D
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     Additional Information About the Fund's Investment Policies and Risks

The investment objective, the principal investment policies and the main risks of the Fund are described in the Prospectus. This Statement of
Additional Information contains supplemental information about those policies and risks and the types of securities that the Fund's investment Manager,
OppenheimerFunds, Inc., can select for the Fund. Additional information is also provided about the strategies that the Fund may use to try to achieve its objective.

The Fund's Investment Policies.   The composition of the Fund's portfolio and
the techniques and strategies that the Manager may use in selecting portfolio securities will vary over time. The Fund is not required to use all of the investment techniques and strategies described below in seeking its goal.  It may use some of the investment techniques and strategies at some times or not at all.

      In selecting securities for the Fund's portfolio, the Manager evaluates the merits of particular securities primarily through the exercise of its own investment analysis. That process may include, among other things, evaluation of the issuer's historical operations, prospects for the industry of which the issuer is part, the issuer's financial condition, its pending product developments and business (and those of its competitors), the effect of general market and economic conditions on the issuer's business, and legislative proposals that might affect the issuer.

      Additionally, in analyzing a particular issuer, the Manager may consider the trading activity in the issuer's securities, present and anticipated cash flow, estimated current value of its assets in relation to their historical cost, the issuer's experience and managerial expertise, responsiveness to changes in interest rates and business conditions, debt maturity schedules, current and future borrowing requirements, and any change in the financial condition of an issuer and the issuer's continuing ability to meet its future obligations.  The Manager also may consider anticipated changes in business conditions, levels of interest rates of bonds as contrasted with levels of cash dividends, industry and regional prospects, the availability of new investment opportunities and the general economic, legislative and monetary outlook for specific industries, the nation and the world.

|X|   Foreign Securities. The Fund expects to have substantial investments in foreign securities.  For the most part, these will be debt securities issued or guaranteed by foreign companies or governments, including "supra-national"
entities.  "Foreign securities" include equity and debt securities of companies organized under the laws of countries other than the United States and debt securities issued or guaranteed by governments other than the U.S.
government or by foreign supra-national entities. They also include securities of companies (including those that are located in the U.S. or organized under U.S. law) that derive a significant portion of their revenue or profits from foreign businesses, investments or sales, or that have a significant portion of their assets abroad. They may be traded on foreign securities exchanges or in the foreign over-the-counter markets.

      The percentage of the Fund's assets that will be allocated to foreign securities will vary over time depending on a number of factors. Those factors may include the relative yields of foreign and U.S. securities, the economies of foreign countries, the condition of a country's financial markets, the interest rate climate of particular foreign countries and the relationship of  particular foreign currencies to the U.S. dollar.  The
Manager analyzes fundamental economic criteria (for example, relative inflation levels and trends, growth rate forecasts, balance of payments status, and economic policies) as well as technical and political data.

      Securities of foreign issuers that are represented by American
Depository Receipts or that are listed on a U.S. securities exchange or traded in the U.S. over-the-counter markets are not considered "foreign securities" for the purpose of the Fund's investment allocations, because they are not subject to many of the special considerations and risks, discussed below, that apply to foreign securities traded and held abroad.

      Because the Fund may purchase securities denominated in foreign currencies, a change in the value of such foreign currency against the U.S.
dollar will result in a change in the amount of income the Fund has available for distribution.  Because a portion of the Fund's investment income may be received in foreign currencies, the Fund will be required to compute its income in U.S. dollars for distribution to shareholders, and therefore the
Fund will absorb the cost of currency fluctuations.  After the Fund has distributed income, subsequent foreign currency losses may result in the
Fund's having distributed more income in a particular fiscal period than was available from investment income, which could result in a return of capital to shareholders.

      Investing in foreign securities offers potential benefits not available from investing solely in securities of domestic issuers. They include the opportunity to invest in foreign issuers that appear to offer high income potential, or in foreign countries with economic policies or business cycles different from those of the U.S., or to reduce fluctuations in portfolio value by taking advantage of foreign securities markets that do not move in a manner parallel to U.S. markets. The Fund will hold foreign currency only in connection with the purchase or sale of foreign securities.

o     Foreign Debt Obligations. The debt obligations of foreign governments and entities may or may not be supported by the full faith and credit of the foreign government. The Fund may buy securities issued by certain supra-national entities, which include entities designated or supported by governments to promote economic reconstruction or development, international banking organizations and related government agencies. Examples are the
 International Bank for Reconstruction and Development (commonly called the
 "World Bank"), the Asian Development bank and the Inter-American Development
 Bank.

      The governmental members of these supra-national entities are
"stockholders" that typically make capital contributions and may be committed to make additional capital contributions if the entity is unable to repay its borrowings. A supra-national entity's lending activities may be limited to a percentage of its total capital, reserves and net income. There can be no assurance that the constituent foreign governments will continue to be able or willing to honor their capitalization commitments for those entities.

      The Fund can invest in U.S. dollar-denominated "Brady Bonds." These foreign debt obligations may be fixed-rate par bonds or floating-rate discount bonds. They are generally collateralized in full as to repayment of principal at maturity by U.S. Treasury zero-coupon obligations that have the same maturity as the Brady Bonds.  Brady Bonds can be viewed as having three or four valuation components: (i) the collateralized repayment of principal at final maturity; (ii) the collateralized interest payments; (iii) the uncollateralized interest payments; and (iv) any uncollateralized repayment of principal at maturity. Those uncollateralized amounts constitute what is called the "residual risk."

      If there is a default on collateralized Brady Bonds resulting in acceleration of the payment obligations of the issuer, the zero-coupon U.S.
Treasury securities held as collateral for the payment of principal will not be distributed to investors, nor will those obligations be sold to distribute the proceeds.  The collateral will be held by the collateral agent to the scheduled maturity of the defaulted Brady Bonds. The defaulted bonds will continue to remain outstanding, and the face amount of the collateral will equal the principal payments which would have then been due on the Brady
Bonds in the normal course.  Because of the residual risk of Brady Bonds and the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds, Brady Bonds are considered speculative investments.

o     Risks of Foreign Investing.  Investments in foreign securities may offer special opportunities for investing but also present special additional risks and considerations not typically associated with investments in domestic securities. Some of these additional risks are:
o     reduction of income by foreign taxes;
o     fluctuation in value of foreign investments due to changes in currency rates or currency control regulations (for example,
                  currency blockage);
o     transaction charges for currency exchange;
o     lack of public information about foreign issuers;
o     lack of uniform accounting, auditing and financial reporting standards in foreign countries comparable to those applicable to
                  domestic issuers;
o     less volume on foreign exchanges than on U.S. exchanges;
o     greater volatility and less liquidity on foreign markets than in the
                  U.S.;
o     less governmental regulation of foreign issuers, stock exchanges and brokers than in the U.S.;
o     foreign exchange contracts;
o     greater difficulties in commencing lawsuits;
o     higher brokerage commission rates than in the U.S.;
o     increased risks of delays in settlement of portfolio transactions or loss of certificates for portfolio securities;
o     foreign withholding taxes on interest and dividends;
o     possibilities in some countries of expropriation, nationalization, confiscatory taxation, political, financial or social
                  instability or adverse diplomatic developments; and
o     unfavorable differences between the U.S. economy and foreign economies.

      In the past, U.S. government policies have discouraged certain investments abroad by U.S. investors, through taxation or other restrictions, and it is possible that such restrictions could be re-imposed.

o     Special Risks of Emerging Markets. Emerging and developing markets abroad may also offer special opportunities for investing but have greater risks than more developed foreign markets, such as those in Europe, Canada,
Australia, New Zealand and Japan. There may be even less liquidity in their securities markets, and settlements of purchases and sales of securities may be subject to additional delays. They are subject to greater risks of limitations on the repatriation of income and profits because of currency restrictions imposed by local governments. Those countries may also be subject to the risk of greater political and economic instability, which can greatly affect the volatility of prices of securities in those countries. The
Manager will consider these factors when evaluating securities in these markets, because the selection of those securities must be consistent with the Fund's investment objective.

o     Risks of Conversion to Euro.  There may be transaction costs and risks relating to the conversion of certain European currencies to the Euro that commenced in January 1, 1999.  However, their current currencies (for example, the franc, the mark, and the lira) will also continue in use until
January 1, 2002. After that date, it is expected that only the euro will be used in those countries. A common currency is expected to confer some benefits in those markets, by consolidating the government debt market for those countries and reducing some currency risks and costs. But the conversion to the new currency will affect the Fund operationally and also has potential risks, some of which are listed below. Among other things, the conversion will affect:
            o  issuers in which the Fund invests, because of changes in the competitive environment from a consolidated currency market and greater operational costs from converting to the new
               currency. This might depress stock values.
            o  vendors the Fund depends on to carry out its business, such as its custodian (which holds the foreign securities the Fund buys), the Manager (which must price the Fund's investments to deal with the conversion to the euro) and brokers, foreign markets and securities depositories. If they are not prepared, there could be delays in settlements and additional costs to the Fund.
            o  exchange contracts and derivatives that are outstanding during the transition to the euro. The lack of currency rate
               calculations between the affected currencies and the need to update the Fund's contracts could pose extra costs to the Fund.

                                                                  The lack of
currency rate calculations between the affected currencies and the need to update the Fund's contracts could pose extra costs to the Fund.

                                                                  The Manager
has upgraded (at its expense) its computer and bookkeeping systems to deal with the conversion. The Fund's custodian has advised the Manager of its plans to deal with the conversion, including how it will update its record keeping systems and handle the redenomination of outstanding foreign debt.
The Fund's portfolio managers will also monitor the effects of the conversion on the issuers in which the Fund invests. The possible effect of these factors on the Fund's investments cannot be determined with certainty at this time, but they may reduce the value of some of the Fund's holdings and increase its operational costs.

      |X|   Debt Securities.  The Fund can invest in a variety of debt securities to seek its objective. Foreign debt securities are subject to the risks of foreign securities described above. In general, debt securities are also subject to two additional types of risk: credit risk and interest rate risk.
o     Credit Risks.  Credit risk relates to the ability of the issuer to meet interest or principal payments or both as they become due.  In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent that lower-yield, higher-quality bonds.
      The Fund's debt investments can include high-yield,
non-investment-grade bonds (commonly referred to as "junk bonds").
Investment-grade bonds are bonds rated at least "Baa" by Moody's Investors
Service, Inc., at least "BBB" by Standard & Poor's Ratings Group or Duff &
Phelps, Inc., or that have comparable ratings by another
nationally-recognized rating organization.

      In making investments in debt securities, the Manager may rely to some extent on the ratings of ratings organizations or it may use its own research to evaluate a security's credit-worthiness. If securities the Fund buys are unrated, they are assigned a rating by the Manager of comparable quality to bonds having similar yield and risk characteristics within a rating category of a rating organization.

      The Fund does not have investment policies establishing specific maturity ranges for the Fund's investments, and they may be within any maturity range (short, medium or long) depending on the Manager's evaluation of investment opportunities available within the debt securities markets. The
Fund may shift its investment focus to securities of longer maturity as interest rates decline and to securities of shorter maturity as interest rates rise.

o     Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield.  For example, an increase in general interest rates will tend to reduce the market value of already-issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

      While the changes in value of the Fund's portfolio securities after they are purchased will be reflected in the net asset value of the Fund's shares, those changes normally do not affect the interest income paid by those securities (unless the security's interest is paid at a variable rate pegged to particular interest rate changes). However, those price fluctuations will be reflected in the valuations of the securities, and therefore the Fund's net asset values will be affected by those fluctuations.

o     Special Risks of Lower-Grade Securities. The Fund can invest without limit in lower-grade debt securities, if the Manager believes it is consistent with the Fund's objective. Because lower-rated securities tend to offer higher yields than investment grade securities, the Fund may invest in lower-grade securities to try to achieve higher income.

      "Lower-grade" debt securities are those rated below "investment grade"
which means they have a rating lower than "Baa" by Moody's or lower than
"BBB" by Standard & Poor's or Duff & Phelps, or similar ratings by other rating organizations. If they are unrated, and are determined by the Manager to be of comparable quality to debt securities rated below investment grade, they are considered part of the Fund's portfolio of lower-grade securities.
The Fund can invest in securities rated as low as "C" or "D" or which may be in default at the time the Fund buys them.

      Some of the special credit risks of lower-grade securities are discussed below. There is a greater risk that the issuer may default on its obligation to pay interest or to repay principal than in the case of investment grade securities. The issuer's low creditworthiness may increase the potential for its insolvency. An overall decline in values in the high-yield bond market is also more likely during a period of a general economic downturn. An economic downturn or an increase in interest rates could severely disrupt the market for high-yield bonds, adversely affecting the values of outstanding bonds as well as the ability of issuers to pay interest or repay principal. In the case of foreign high-yield bonds, these risks are in addition to the special risk of foreign investing discussed in the Prospectus and in this Statement of Additional Information.

      To the extent they can be converted into stock, convertible securities may be less subject to some of these risks than non-convertible high-yield bonds, since stock may be more liquid and less affected by some of these risk factors.

      While securities rated "Baa" by Moody's or "BBB" by Standard & Poor's or Duff & Phelps are investment grade and are not regarded as junk bonds, those securities may be subject to special risks, and have some speculative characteristics.  Definitions of the debt security ratings categories of the principal rating organizations are included in Appendix A to this Statement of Additional Information.

|X|   Mortgage-Related Securities.  Mortgage-related securities are a form of derivative investment collateralized by pools of commercial or residential mortgages. Pools of mortgage loans are assembled as securities for sale to investors by government agencies or instrumentalities or by private issuers.
These securities include collateralized mortgage obligations ("CMOs"), mortgage pass-through securities, stripped mortgage pass-through securities, interests in real estate mortgage investment conduits ("REMICs") and other real estate-related securities.

      Mortgage-related securities that are issued or guaranteed by agencies or instrumentalities of the U.S. government have relatively little credit risk (depending on the nature of the issuer) but are subject to interest rate risks and prepayment risks, as described in the Prospectus.  Mortgage-related securities issued by private issuers have greater credit risk.

      As with other debt securities, the prices of mortgage-related securities tend to move inversely to changes in interest rates. The Fund can buy mortgage-related securities that have interest rates that move inversely to changes in general interest rates, based on a multiple of a specific index. Although the value of a mortgage-related security may decline when interest rates rise, the converse is not always the case.

      In periods of declining interest rates, mortgages are more likely to be prepaid. Therefore, a mortgage-related security's maturity can be shortened by unscheduled prepayments on the underlying mortgages, and it is not possible to predict accurately the security's yield. The principal that is returned earlier than expected may have to be reinvested in other investments having a lower yield than the prepaid security. As a result, these securities may be less effective as a means of "locking in" attractive long-term interest rates, and they may have less potential for appreciation during periods of declining interest rates, than conventional bonds with comparable stated maturities.

      Prepayment risks can lead to substantial fluctuations in the value of a mortgage-related security. In turn, this can affect the value of the Fund's shares. If a mortgage-related security has been purchased at a premium, all or part of the premium the Fund paid may be lost if there is a decline in the market value of the security, whether that results from interest rate changes or prepayments on the underlying mortgages. In the case of stripped mortgage-related securities, if they experience greater rates of prepayment than were anticipated, the Fund may fail to recoup its initial investment on the security.

      During periods of rapidly rising interest rates, prepayments of mortgage-related securities may occur at slower than expected rates. Slower prepayments effectively may lengthen a mortgage-related security's expected maturity. Generally, that would cause the value of the security to fluctuate more widely in responses to changes in interest rates. If the prepayments on the Fund's mortgage-related securities were to decrease broadly, the Fund's effective duration, and therefore its sensitivity to interest rate changes, would increase.

      As with other debt securities, the values of mortgage-related securities may be affected by changes in the market's perception of the creditworthiness of the entity issuing the securities or guaranteeing them.
Their values may also be affected by changes in government regulations and tax policies.

o     Collateralized Mortgage Obligations. CMOs are multi-class bonds that are backed by pools of mortgage loans or mortgage pass-through certificates.
They may be collateralized by:
(1)   pass-through certificates issued or guaranteed by Ginnie Mae, Fannie
                    Mae, or Freddie Mac,
(2)   unsecuritized mortgage loans insured by the Federal Housing
                    Administration or guaranteed by the Department of
                    Veterans' Affairs,
(3)   unsecuritized conventional mortgages,
(4)   other mortgage-related securities, or
(5)   any combination of these.

      Each class of CMO, referred to as a "tranche," is issued at a specific coupon rate and has a stated maturity or final distribution date. Principal prepayments on the underlying mortgages may cause the CMO to be retired much earlier than the stated maturity or final distribution date. The principal and interest on the underlying mortgages may be allocated among the several classes of a series of a CMO in different ways. One or more tranches may have coupon rates that reset periodically at a specified increase over an index.
These are floating rate CMOs, and typically have a cap on the coupon rate.
Inverse floating rate CMOs have a coupon rate that moves in the opposite direction of an applicable index. The coupon rate on these CMOs will increase as general interest rates decrease. These are usually much more volatile than fixed rate CMOs or floating rate CMOs.

      |X|  U.S. Government Securities.  These are securities issued or guaranteed by the U.S. Treasury or other government agencies or federally-charted corporate entities referred to as "instrumentalities." The obligations of U.S. government agencies or instrumentalities in which the
Fund may invest may or may not be guaranteed or supported by the "full faith and credit" of the United States.  "Full faith and credit" means generally that the taxing power of the U.S. government is pledged to the payment of interest and repayment of principal on a security. If a security is not backed by the full faith and credit of the United States, the owner of the security must look principally to the agency issuing the obligation for repayment. The owner might not be able to assert a claim against the United
States if the issuing agency or instrumentality does not meet its commitment.  The Fund will invest in securities of U.S. government agencies and instrumentalities only if the Manager is satisfied that the credit risk with respect to the agency or instrumentality is minimal.

o     U.S. Treasury Obligations. These include Treasury bills (maturities of one year or less when issued), Treasury notes (maturities of one to ten years), and Treasury bonds (maturities of more than ten years). Treasury securities are backed by the full faith and credit of the United States as to timely payments of interest and repayments of principal. They also can include U. S. Treasury securities that have been "stripped" by a Federal
Reserve Bank, zero-coupon U.S. Treasury securities described below, and
Treasury Inflation-Protection Securities ("TIPS").

o     Treasury Inflation-Protection Securities. The Fund can buy these TIPS, which are designed to provide an investment vehicle that is not vulnerable to inflation. The interest rate paid by TIPS is fixed. The principal value rises or falls semi-annually based on changes in the published Consumer Price
Index. If inflation occurs, the principal and interest payments on TIPS are adjusted to protect investors from inflationary loss. If deflation occurs, the principal and interest payments will be adjusted downward, although the principal will not fall below its face amount at maturity.

o     Obligations Issued or Guaranteed by U.S. Government Agencies or
Instrumentalities. These include direct obligations and mortgage-related securities that have different levels of credit support from the government.
Some are supported by the full faith and credit of the U.S. government, such as Government National Mortgage Association ("GNMA") pass-through mortgage certificates (called "Ginnie Maes"). Some are supported by the right of the issuer to borrow from the U.S. Treasury under certain circumstances, such as
Federal National Mortgage Association bonds ("Fannie Maes"). Others are supported only by the credit of the entity that issued them, such as Federal
Home Loan Mortgage Corporation obligations ("Freddie Macs").

|X|   U.S. Government Mortgage-Related Securities. The Fund can invest in a variety of mortgage-related securities that are issued by U.S. government agencies or instrumentalities, some of which are described below.

o     GNMA Certificates.  The Government National Mortgage Association is a
wholly-owned corporate instrumentality of the United States within the U.S.
Department of Housing and Urban Development.  GNMA's principal programs involve its guarantees of privately-issued securities backed by pools of mortgages.  Ginnie Maes are debt securities representing an interest in one mortgage or a pool of mortgages that are insured by the Federal Housing
Administration or the Farmers Home Administration or guaranteed by the
Veterans Administration

      The Ginnie Maes in which the Fund invests are of the "fully modified pass-through" type. They provide that the registered holders of the Ginnie
Maes will receive timely monthly payments of the pro-rata share of the scheduled principal payments on the underlying mortgages, whether or not those amounts are collected by the issuers.  Amounts paid include, on a pro rata basis, any prepayment of principal of such mortgages and interest (net of servicing and other charges) on the aggregate unpaid principal balance of the Ginnie Maes, whether or not the interest on the underlying mortgages has been collected by the issuers.
      The Ginnie Maes purchased by the Fund are guaranteed as to timely payment of principal and interest by GNMA.  In giving that guaranty, GNMA expects that payments received by the issuers of Ginnie Maes on account of the mortgages backing the Ginnie Maes will be sufficient to make the required payments of principal of and interest on those Ginnie Maes. However, if those payments are insufficient, the guaranty agreements between the issuers of the
Ginnie Maes and GNMA require the issuers to make advances sufficient for the payments.  If the issuers fail to make those payments, GNMA will do so.

      Under Federal law, the full faith and credit of the United States is pledged to the payment of all amounts that may be required to be paid under any guaranty issued by GNMA as to such mortgage pools.  An opinion of an
Assistant Attorney General of the United States, dated December 9, 1969, states that such guaranties "constitute general obligations of the United
States backed by its full faith and credit."  GNMA is empowered to borrow from the United States Treasury to the extent necessary to make any payments of principal and interest required under those guaranties.

      Ginnie Maes are backed by the aggregate indebtedness secured by the underlying FHA-insured, FMHA-insured or VA-guaranteed mortgages. Except to the extent of payments received by the issuers on account of such mortgages,
Ginnie Maes do not constitute a liability of those issuers, nor do they evidence any recourse against those issuers. Recourse is solely against
GNMA.  Holders of Ginnie Maes (such as the Fund) have no security interest in or lien on the underlying mortgages.

      Monthly payments of principal will be made, and additional prepayments of principal may be made, to the Fund with respect to the mortgages underlying the Ginnie Maes owned by the Fund. All of the mortgages in the pools relating to the Ginnie Maes in the Fund are subject to prepayment without any significant premium or penalty, at the option of the mortgagors.
While the mortgages on 1-to-4-family dwellings underlying certain Ginnie Maes have a stated maturity of up to 30 years, it has been the experience of the mortgage industry that the average life of comparable mortgages, as a result of prepayments, refinancing and payments from foreclosures, is considerably less.

o     Federal Home Loan Mortgage Corporation ("FHLMC") Certificates. FHLMC, a
corporate instrumentality of the United States, issues FHLMC Certificates representing interests in mortgage loans.  FHLMC guarantees to each registered holder of a FHLMC Certificate timely payment of the amounts representing a holder's proportionate share in:
(i)   interest payments less servicing and guarantee fees,
(ii)  principal prepayments, and
(iii) the ultimate collection of amounts representing the holder's proportionate interest in principal payments on the
                    mortgage loans in the pool represented by the FHLMC
                    Certificate, in each case whether or not such amounts are
                    actually received.

         The obligations of FHLMC under its guarantees are obligations solely of FHLMC and are not backed by the full faith and credit of the United States.

o

            Federal National Mortgage Association (Fannie Mae) Certificates.
Fannie Mae, a federally-chartered and privately-owned corporation, issues
Fannie Mae Certificates which are backed by a pool of mortgage loans.  Fannie
Mae guarantees to each registered holder of a Fannie Mae Certificate that the holder will receive amounts representing the holder's proportionate interest in scheduled principal and interest payments, and any principal prepayments, on the mortgage loans in the pool represented by such Certificate, less servicing and guarantee fees, and the holder's proportionate interest in the full principal amount of any foreclosed or other liquidated mortgage loan. In each case the guarantee applies whether or not those amounts are actually received.  The obligations of Fannie Mae under its guarantees are obligations solely of Fannie Mae and are not backed by the full faith and credit of the
United States or any of its agencies or instrumentalities other than Fannie
Mae.

|X|   Zero-Coupon U.S. Government Securities.  The Fund may buy zero-coupon
U.S. government securities. These will typically be U.S. Treasury Notes and
Bonds that have been stripped of their unmatured interest coupons, the coupons themselves, or certificates representing interests in those stripped debt obligations and coupons.

      Zero-coupon securities do not make periodic interest payments and are sold at a deep discount from their face value at maturity.  The buyer recognizes a rate of return determined by the gradual appreciation of the security, which is redeemed at face value on a specified maturity date. This discount depends on the time remaining until maturity, as well as prevailing interest rates, the liquidity of the security and the credit quality of the issuer.  The discount typically decreases as the maturity date approaches.

      Because zero-coupon securities pay no interest and compound semi-annually at the rate fixed at the time of their issuance, their value is generally more volatile than the value of other debt securities that pay interest.  Their value may fall more dramatically than the value of interest-bearing securities when interest rates rise.  When prevailing interest rates fall, zero-coupon securities tend to rise more rapidly in value because they have a fixed rate of return.

      The Fund's investment in zero-coupon securities may cause the Fund to recognize income and make distributions to shareholders before it receives any cash payments on the zero-coupon investment.  To generate cash to satisfy those distribution requirements, the Fund may have to sell portfolio securities that it otherwise might have continued to hold or to use cash flows from other sources such as the sale of Fund shares.

      |X|  Portfolio Turnover.  "Portfolio turnover" describes the rate at which the Fund traded its portfolio securities during its last fiscal year.
For example, if a fund sold all of its securities during the year, its portfolio turnover rate would have been 100%. The Fund's portfolio turnover rate will fluctuate from year to year, and the Fund may continue to have a portfolio turnover rate of more than 100% annually.

      Increased portfolio turnover creates higher brokerage and transaction costs for the Fund, which may reduce its overall performance. Additionally, the realization of capital gains from selling portfolio securities may result in distributions of taxable long-term capital gains to shareholders, since the Fund will normally distribute all of its capital gains realized each year, to avoid excise taxes under the Internal Revenue Code.

Other Investment Techniques and Strategies. In seeking its objective, the
Fund may from time to time use the types of investment strategies and investments described below.  It is not required to use all of these strategies at all times and at times may not use them.

      |X|  Other Zero-Coupon Securities. The Fund may buy zero-coupon and delayed-interest securities, and "stripped" securities of corporations and of foreign government issuers.  These are similar in structure to zero-coupon and "stripped" U.S. government securities, but in the case of foreign government securities, they may or may not be backed by the "full faith and credit" of the issuing foreign government. Zero-coupon securities issued by foreign governments and by corporations will be subject to greater credit risks than U.S. government zero-coupon securities.

      |X|  "Stripped" Mortgage-Related Securities. The Fund may invest in stripped mortgage-related securities that are created by segregating the cash flows from underlying mortgage loans or mortgage securities to create two or more new securities. Each has a specified percentage of the underlying security's principal or interest payments. These are a form of derivative investment.

      Mortgage securities may be partially stripped so that each class receives some interest and some principal. However, they may be completely stripped. In that case all of the interest is distributed to holders of one type of security, known as an "interest-only" security, or "I/O," and all of the principal is distributed to holders of another type of security, known as a "principal-only" security or "P/O." Strips can be created for pass-through certificates or CMOs.

      The yields to maturity of I/Os and P/Os are very sensitive to principal repayments (including prepayments) on the underlying mortgages. If the underlying mortgages experience greater than anticipated prepayments of principal, the Fund might not fully recoup its investment in an I/O based on those assets. If underlying mortgages experience less than anticipated prepayments of principal, the yield on the P/Os based on them could decline substantially.

      |X|  Preferred Stocks.  Unlike common stock, preferred stock typically has a stated dividend rate payable from the corporation's earnings.
Preferred stock dividends may be cumulative or non-cumulative, participating, or auction rate. "Cumulative" dividend provisions require all or a portion of prior unpaid dividends to be paid.

      If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline.  Preferred stock may have mandatory sinking fund provisions, as well as call/redemption provisions prior to maturity, which can be a negative feature when interest rates decline. Preferred stock also generally has a preference over common stock on the distribution of a corporation's assets in the event of liquidation of the corporation. Preferred stock may be "participating" stock, which means that it may be entitled to a dividend exceeding the stated
dividend in certain cases.  The rights of preferred stock on distribution of a corporation's assets in the event of a liquidation are generally subordinate to the rights associated with a corporation's debt securities.

      |X|   Floating Rate and Variable Rate Obligations.  Some securities the
Fund can purchase have variable or floating interest rates.  Variable rates are adjusted at stated periodic intervals.  Variable rate obligations can have a demand feature that allows the Fund to tender the obligation to the issuer or a third party prior to its maturity. The tender may be at par value plus accrued interest, according to the terms of the obligations.

      The interest rate on a floating rate demand note is adjusted automatically according to a stated prevailing market rate, such as a bank's prime rate, the 91-day U.S. Treasury Bill rate, or some other standard.  The instrument's rate is adjusted automatically each time the base rate is adjusted. The interest rate on a variable rate note is also based on a stated
prevailing market rate but is adjusted automatically at specified intervals of not less than one year.  Generally, the changes in the interest rate on such securities reduce the fluctuation in their market value.  As interest rates decrease or increase, the potential for capital appreciation or depreciation is less than that for fixed-rate obligations of the same maturity. The Manager may determine that an unrated floating rate or variable rate demand obligation meets the Fund's quality standards by reason of being backed by a letter of credit or guarantee issued by a bank that meets those quality standards.

      Floating rate and variable rate demand notes that have a stated
maturity in excess of one year may have features that permit the holder to recover the principal amount of the underlying security at specified intervals not exceeding one year and upon no more than 30 days' notice.  The issuer of that type of note normally has a corresponding right in its discretion, after a given period, to prepay the outstanding principal amount of the note plus accrued interest. Generally, the issuer must provide a specified number of days' notice to the holder.

|X|   "When-Issued" and "Delayed-Delivery" Transactions.  The Fund can
purchase securities on a "when-issued" basis, and may purchase or sell securities on a "delayed-delivery" basis. "When-issued" or "delayed-delivery"
refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery.

      When such transactions are negotiated, the price (which is generally expressed in yield terms) is fixed at the time the commitment is made.
Delivery and payment for the securities take place at a later date.  The securities are subject to change in value from market fluctuations during the period until settlement.  The value at delivery may be less than the purchase price.  For example, changes in interest rates in a direction other than that expected by the Manager before settlement will affect the value of such securities and may cause a loss to the Fund. During the period between purchase and settlement, the Fund makes no payment to the issuer and no interest accrues to the Fund from the investment until it receives the security at settlement. There is a risk of loss to the Fund if the value of the security changes prior to the settlement date, and there is the risk that the other party may not perform.

      The Fund may engage in when-issued transactions to secure what the
Manager considers to be an advantageous price and yield at the time the obligation is entered into.  When the Fund enters into a when-issued or delayed-delivery transaction, it relies on the other party to complete the transaction.  Its failure to do so may cause the Fund to lose the opportunity to obtain the security at a price and yield the Manager considers to be advantageous.

      When the Fund engages in when-issued and delayed-delivery transactions, it does so for the purpose of acquiring or selling securities consistent with its investment objective and policies for its portfolio or for delivery pursuant to options contracts it has entered into, and not for the purposes of investment leverage. Although the Fund will enter into when-issued or delayed-delivery purchase transactions to acquire securities, the Fund may dispose of a commitment prior to settlement.  If the Fund chooses to dispose of the right to acquire a when-issued security prior to its acquisition or to dispose of its right to deliver or receive against a forward commitment, it may incur a gain or loss.

      At the time the Fund makes the commitment to purchase or sell a security on a when-issued or delayed-delivery basis, it records the transaction on its books and reflects the value of the security purchased in determining the Fund's net asset value.  In a sale transaction, it records the proceeds to be received.  The Fund will identify on its books liquid assets at least equal in value to the value of the Fund's purchase commitments until the Fund pays for the investment.

      When-issued and delayed-delivery transactions can be used by the Fund as a defensive technique to hedge against anticipated changes in interest rates and prices.  For instance, in periods of rising interest rates and falling prices, the Fund might sell securities in its portfolio on a forward commitment basis to attempt to limit its exposure to anticipated falling prices.  In periods of falling interest rates and rising prices, the Fund might sell portfolio securities and purchase the same or similar securities on a when-issued or delayed-delivery basis to obtain the benefit of currently higher cash yields.

      |X|  Participation Interests.  The Fund may invest in participation interests, subject to the Fund's limitation on investments in illiquid investments.  A participation interest is an undivided interest in a loan made by the issuing financial institution in the proportion that the buyers participation interest bears to the total principal amount of the loan.  No more than 5% of the Fund's net assets can be invested in participation interests of the same borrower.  The issuing financial institution may have no obligation to the Fund other than to pay the Fund the proportionate amount of the principal and interest payments it receives.

      Participation interests are primarily dependent upon the
creditworthiness of the borrowing corporation, which is obligated to make payments of principal and interest on the loan. There is a risk that a borrower may have difficulty making payments.  If a borrower fails to pay scheduled interest or principal payments, the Fund could experience a reduction in its income. The value of that participation interest might also decline, which could affect the net asset value of the Fund's shares. If the issuing financial institution fails to perform its obligations under the participation agreement, the Fund might incur costs and delays in realizing payment and suffer a loss of principal and/or interest.

      |X|  Repurchase Agreements. The Fund can acquire securities subject to repurchase agreements. It might do so for liquidity purposes to meet anticipated redemptions of Fund shares, or pending the investment of the proceeds from sales of Fund shares, or pending the settlement of portfolio securities transactions, or for temporary defensive purposes, as described below.

      In a repurchase transaction, the Fund buys a security from, and simultaneously resells it to, an approved vendor for delivery on an agreed-upon future date.  The resale price exceeds the purchase price by an amount that reflects an agreed-upon interest rate effective for the period during which the repurchase agreement is in effect.  Approved vendors include
U.S. commercial banks, U.S. branches of foreign banks, or broker-dealers that have been designated as primary dealers in government securities. They must meet credit requirements set by the Manager from time to time.
      The majority of these transactions run from day to day, and delivery pursuant to the resale typically occurs within one to five days of the purchase. Repurchase agreements having a maturity beyond seven days are subject to the Fund's limits on holding illiquid investments. The Fund will not enter into a repurchase agreement that causes more than 10% of its net assets to be subject to repurchase agreements having a maturity beyond seven days. There is no limit on the amount of the Fund's net assets that may be subject to repurchase agreements having maturities of seven days or less.

      Repurchase agreements, considered "loans" under the Investment Company
Act, are collateralized by the underlying security.  The Fund's repurchase agreements require that at all times while the repurchase agreement is in effect, the value of the collateral must equal or exceed the repurchase price to fully collateralize the repayment obligation. However, if the vendor fails to pay the resale price on the delivery date, the Fund may incur costs in disposing of the collateral and may experience losses if there is any delay in its ability to do so. The Manager will monitor the vendor's creditworthiness to confirm that the vendor is financially sound and will monitor the collateral's value on an on-going basis.

      |X|  Illiquid and Restricted Securities.  Under the policies and procedures established by the Fund's Board of Trustees, the Manager determines the liquidity of certain of the Fund's investments. To enable the
Fund to sell its holdings of a restricted security not registered under the
Securities Act of 1933, the Fund may have to cause those securities to be registered.  The expenses of registering restricted securities may be negotiated by the Fund with the issuer at the time the Fund buys the securities. When the Fund must arrange registration because the Fund wishes to sell the security, a considerable period may elapse between the time the decision is made to sell the security and the time the security is registered so that the Fund could sell it. The Fund would bear the risks of any downward price fluctuation during that period.

      The Fund may also acquire restricted securities through private placements. Those securities have contractual restrictions on their public resale. Those restrictions might limit the Fund's ability to dispose of the securities and might lower the amount the Fund could realize upon the sale.

      The Fund has limitations that apply to purchases of restricted securities, as stated in the Prospectus. Those percentage restrictions do not limit purchases of restricted securities that are eligible for sale to qualified institutional purchasers under Rule 144A of the Securities Act of
1933, if those securities have been determined to be liquid by the Manager under Board-approved guidelines. Those guidelines take into account the trading activity for such securities and the availability of reliable pricing information, among other factors.  If there is a lack of trading interest in a particular Rule 144A security, the Fund's holdings of that security may be considered to be illiquid.

      Illiquid securities include repurchase agreements maturing in more than seven days and participation interests that do not have puts exercisable within seven days.

|X|   Forward Rolls. The Fund can enter into "forward roll" transactions with respect to mortgage-related securities. In this type of transaction, the Fund sells a mortgage-related security to a buyer and simultaneously agrees to repurchase a similar security (the same type of security, and having the same coupon and maturity) at a later date at a set price. The securities that are repurchased will have the same interest rate as the securities that are sold, but typically will be collateralized by different pools of mortgages (with different prepayment histories) than the securities that have been sold.
Proceeds from the sale are invested in short-term instruments, such as repurchase agreements. The income from those investments, plus the fees from the forward roll transaction, are expected to generate income to the Fund in excess of the yield on the securities that have been sold.

      The Fund will only enter into "covered" rolls. To assure its future payment of the purchase price, the Fund will identify on its books liquid assets in an amount equal to the payment obligation under the roll.

      These transactions have risks. During the period between the sale and the repurchase, the Fund will not be entitled to receive interest and principal payments on the securities that have been sold. It is possible that the market value of the securities the Fund sells may decline below the price at which the Fund is obligated to repurchase securities.

|X|   Investments in Equity Securities. The Fund can invest limited amounts of its assets in securities other than debt securities, including certain types of equity securities of both foreign and U.S. companies. However, it does not anticipate investing significant amounts of its assets in these securities as part of its normal investment strategy. Those equity securities include preferred stocks (described above), rights and warrants, and securities convertible into common stock. Certain equity securities may be selected because they may provide dividend income.

o     Risks of Investing in Stocks. Stocks fluctuate in price, and their short-term volatility at times may be great. To the extent that the Fund invests in equity securities, the value of the Fund's portfolio will be affected by changes in the stock markets. Market risk can affect the Fund's net asset value per share, which will fluctuate as the values of the Fund's portfolio securities change.  The prices of individual stocks do not all move in the same direction uniformly or at the same time. Different stock markets may behave differently from each other.

         Other factors can affect a particular stock's price, such as poor earnings reports by the issuer, loss of major customers, major litigation against the issuer, or changes in government regulations affecting the issuer or its industry. The Fund can invest in securities of large companies and mid-size companies, but may also buy stocks of small companies, which may have more volatile stock prices than large companies.

o     Convertible Securities.  While some convertible securities are a form of debt security, in many cases their conversion feature (allowing conversion into equity securities) causes them to be regarded by the Manager more as
"equity equivalents."  As a result, the rating assigned to the security has less impact on the Manager's investment decision with respect to convertible securities than in the case of non-convertible debt fixed-income securities.
Convertible securities are subject to the credit risks and interest rate risks described above.

      The value of a convertible security is a function of its "investment value" and its "conversion value."  If the investment value exceeds the conversion value, the security will behave more like a debt security and the security's price will likely increase when interest rates fall and decrease when interest rates rise.  If the conversion value exceeds the investment value, the security will behave more like an equity security.  In that case, it will likely sell at a premium over its conversion value and its price will tend to fluctuate directly with the price of the underlying security.

      To determine whether convertible securities should be regarded as
"equity equivalents," the Manager examines the following factors:
(1)   whether, at the option of the investor, the convertible security can be exchanged for a fixed number of shares of common stock of the issuer,
(2)   whether the issuer of the convertible securities has restated its earnings per share of common stock on a fully diluted basis
           (considering the effect of conversion of the convertible
           securities), and
(3)   the extent to which the convertible security may be a defensive "equity substitute," providing the ability to participate in any
           appreciation in the price of the issuer's common stock.

o     Rights and Warrants.  The Fund can invest up to 5% of its total assets in warrants or rights. That limit does not apply to warrants and rights the
Fund has acquired as part of units of securities or that are attached to other securities that the Fund buys. The Fund does not expect that it will have significant investments in warrants and rights.

      Warrants basically are options to purchase equity securities at specific prices valid for a specific period of time.  Their prices do not necessarily move parallel to the prices of the underlying securities.  Rights are similar to warrants, but normally have a short duration and are distributed directly by the issuer to its shareholders.  Rights and warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.

      |X|  Loans of Portfolio Securities.  To raise cash for liquidity purposes or income, the Fund can lend its portfolio securities to brokers, dealers and other types of financial institutions approved by the Fund's
Board of Trustees. These loans are limited to not more than 25% of the value of the Fund's total assets. The Fund currently does not intend to lend securities, but if it does so, such loans will not likely exceed 5% of the
Fund's total assets.

      There are some risks in connection with securities lending. The Fund might experience a delay in receiving additional collateral to secure a loan, or a delay in recovery of the loaned securities if the borrower defaults. The
Fund must receive collateral for a loan. Under current applicable regulatory requirements (which are subject to change), on each business day the loan collateral must be at least equal to the value of the loaned securities. It must consist of cash, bank letters of credit, securities of the U.S.
government or its agencies or instrumentalities, or other cash equivalents in which the Fund is permitted to invest. To be acceptable as collateral, letters of credit must obligate a bank to pay amounts demanded by the Fund if the demand meets the terms of the letter.  The terms of the letter of credit and the issuing bank both must be satisfactory to the Fund.

      When it lends securities, the Fund receives amounts equal to the dividends or interest on loaned securities. It also receives one or more of
(a) negotiated loan fees, (b) interest on securities used as collateral, and
(c) interest on any short-term debt securities purchased with such loan collateral. Either type of interest may be shared with the borrower.  The
Fund may also pay reasonable finders', custodian and administrative fees in connection with these loans.  The terms of the Fund's loans must meet applicable tests under the Internal Revenue Code and must permit the Fund to reacquire loaned securities on five days' notice or in time to vote on any important matter.

      |X|  Borrowing for Leverage. The Fund has the ability to borrow from banks on an unsecured basis to invest the borrowed funds in portfolio securities. This speculative technique is known as "leverage." The Fund cannot borrow money in excess of 331/3% of the value of its total assets
(including the amount borrowed).  The Fund may borrow only from banks and/or affiliated investment companies.  With respect to this policy, the Fund can borrow only if it maintains a 300% ratio of assets to borrowings at all times in the manner set forth in the Investment Company Act of 1940. If the value of the Fund's assets fails to meet this 300% asset coverage requirement, the
Fund will reduce its bank debt within three days to meet the requirement. To do so, the Fund might have to sell a portion of its investments at a disadvantageous time.

      The Fund will pay interest on these loans, and that interest expense will raise the overall expenses of the Fund and reduce its returns. If it does borrow, its expenses will be greater than comparable funds that do not borrow for leverage. Additionally, the Fund's net asset value per share might fluctuate more than that of funds that do not borrow. Currently, the Fund does not contemplate using this technique in the next year but if it does so, it will not likely be to a substantial degree.

      |X|  Asset-Backed Securities.  Asset-backed securities are fractional interests in pools of assets, typically accounts receivable or consumer loans. They are issued by trusts or special-purpose corporations. They are similar to mortgage-backed securities, described above, and are backed by a pool of assets that consist of obligations of individual borrowers. The income from the pool is passed through to the holders of participation interest in the pools. The pools may offer a credit enhancement, such as a bank letter of credit, to try to reduce the risks that the underlying debtors will not pay their obligations when due. However, the enhancement, if any, might not be for the full par value of the security. If the enhancement is exhausted and any required payments  of interest or repayments of principal are not made, the Fund could suffer losses on its investment or delays in receiving payment.

      The value of an asset-backed security is affected by changes in the market's perception of the asset backing the security, the creditworthiness of the servicing agent for the loan pool, the originator of the loans, or the financial institution providing any credit enhancement, and is also affected if any credit enhancement has been exhausted.  The risks of investing in asset-backed securities are ultimately related to payment of consumer loans by the individual borrowers.  As a purchaser of an asset-backed security, the
Fund would generally have no recourse to the entity that originated the loans in the event of default by a borrower.  The underlying loans are subject to prepayments, which may shorten the weighted average life of asset-backed securities and may lower their return, in the same manner as in the case of mortgage-backed securities and CMOs, described above. Unlike mortgage-backed securities, asset-backed securities typically do not have the benefit of a security interest in the underlying collateral.

|X|   Derivatives.  The Fund can invest in a variety of derivative investments to seek income or for hedging purposes. Some derivative investments the Fund can use are the hedging instruments described below in this Statement of Additional Information.

      Among the derivative investments the Fund can invest in are structured notes called "index-linked" or "currency-linked" notes. Principal and/or interest payments on index-linked notes depend on the performance of an underlying index. Currency-indexed securities are typically short-term or intermediate-term debt securities.  Their value at maturity or the rates at which they pay income are determined by the change in value of the U.S.
dollar against one or more foreign currencies or an index.  In some cases, these securities may pay an amount at maturity based on a multiple of the amount of the relative currency movements.  This type of index security offers the potential for increased income or principal payments but at a greater risk of loss than a typical debt security of the same maturity and credit quality.

         Other derivative investments the Fund can use include "debt exchangeable for common stock" of an issuer or "equity-linked debt securities" of an issuer.  At maturity, the debt security is exchanged for common stock of the issuer or it is payable in an amount based on the price of the issuer's common stock at the time of maturity.  Both alternatives present a risk that the amount payable at maturity will be less than the principal amount of the debt because the price of the issuer's common stock might not be as high as the Manager expected.

      |X|  Hedging.  The Fund can use hedging instruments. It is not
obligated to use them in seeking its objective although it can write covered calls to seek high current income if the Manager believes that it is appropriate to do so. To attempt to protect against declines in the market value of the Fund's portfolio, to permit the Fund to retain unrealized gains in the value of portfolio securities that have appreciated, or to facilitate selling securities for investment reasons, the Fund could:
o     sell futures contracts,
o     buy puts on such futures or on securities, or
o     write covered calls on securities or futures.  Covered calls may also be used to increase the Fund's income.

      The Fund can use hedging to establish a position in the securities market as a temporary substitute for purchasing particular securities. In that case, the Fund would normally seek to purchase the securities and then terminate that hedging position. The Fund might also use this type of hedge to attempt to protect against the possibility that its portfolio securities would not be fully included in a rise in value of the market. To do so the
Fund could:
o     buy futures, or
o     buy calls on such futures or on securities.

      The Fund is not obligated to use hedging instruments, even though it is permitted to use them in the Manager's discretion, as described below.  The
Fund's strategy of hedging with futures and options on futures will be incidental to the Fund's activities in the underlying cash market.  The particular hedging instruments the Fund can use are described below.  The
Fund may employ new hedging instruments and strategies when they are developed, if those investment methods are consistent with the Fund's investment objective and are permissible under applicable regulations governing the Fund.

o     Futures.  The Fund can buy and sell futures contracts that relate to
(1) broadly-based securities indices (these are referred to as "financial futures"), (2) commodities (these are referred to as "commodity index futures"), (3) debt securities (these are referred to as "interest rate futures"), and (4) foreign currencies (these are referred to as "forward contracts").
         A broadly-based stock index is used as the basis for trading stock index futures. They may in some cases be based on stocks of issuers in a particular industry or group of industries. A stock index assigns relative values to the securities included in the index and its value fluctuates in response to the changes in value of the underlying securities. A stock index cannot be purchased or sold directly. Bond index futures are similar contracts based on the future value of the basket of securities that comprise the index. These contracts obligate the seller to deliver, and the purchaser to take, cash to settle the futures transaction. There is no delivery made of the underlying securities to settle the futures obligation. Either party may also settle the transaction by entering into an offsetting contract.

      An interest rate future obligates the seller to deliver (and the purchaser to take) cash or a specified type of debt security to settle the futures transaction. Either party could also enter into an offsetting contract to close out the position.

      The Fund can invest a portion of its assets in commodity futures contracts. Commodity futures may be based upon commodities within five main commodity groups:
(1)   energy, which includes crude oil, natural gas, gasoline and heating oil;
(2)   livestock, which includes cattle and hogs;
(3)   agriculture, which includes wheat, corn, soybeans, cotton, coffee, sugar and cocoa;
(4)   industrial metals, which includes aluminum, copper, lead, nickel, tin and zinc; and
(5)   precious metals, which includes gold, platinum and silver.  The Fund may purchase and sell commodity futures contracts, options on futures contracts and options and futures on commodity indices with respect to these five main commodity groups and the
           individual commodities within each group, as well as other types of commodities.

      No money is paid or received by the Fund on the purchase or sale of a future.  Upon entering into a futures transaction, the Fund will be required to deposit an initial margin payment with the futures commission merchant
(the "futures broker").  Initial margin payments will be deposited with the
Fund's Custodian bank in an account registered in the futures broker's name.
However, the futures broker can gain access to that account only under specified conditions.  As the future is marked to market (that is, its value on the Fund's books is changed) to reflect changes in its market value, subsequent margin payments, called variation margin, will be paid to or by the futures broker daily.

      At any time prior to expiration of the future, the Fund may elect to close out its position by taking an opposite position, at which time a final determination of variation margin is made and any additional cash must be paid by or released to the Fund.  Any loss or gain on the future is then realized by the Fund for tax purposes.  All futures transactions, except forward contracts, are effected through a clearinghouse associated with the exchange on which the contracts are traded.
o     Put and Call Options.  The Fund may buy and sell certain kinds of put options ("puts") and call options ("calls"). The Fund can buy and sell exchange-traded and over-the-counter put and call options, including index options, securities options, currency options, commodities options, and options on the other types of futures described above.

o     Writing Covered Call Options.  The Fund may write (that is, sell)
covered calls. If the Fund sells a call option, it must be covered.  That means the Fund must own the security subject to the call while the call is outstanding, or, for certain types of calls, the call may be covered by liquid assets identified on the Fund's books to enable the Fund to satisfy its obligations if the call is exercised.  There is no limit on the amount of the Fund's total assets that may be subject to covered calls the Fund writes.

      When the Fund writes a call on a security, it receives cash (a premium). The Fund agrees to sell the underlying security to a purchaser of a corresponding call on the same security during the call period at a fixed exercise price regardless of market price changes during the call period. The call period is usually not more than nine months. The exercise price may differ from the market price of the underlying security.  The Fund has the risk of loss that the price of the underlying security may decline during the call period. That risk may be offset to some extent by the premium the Fund receives. If the value of the investment does not rise above the call price, it is likely that the call will lapse without being exercised. In that case the Fund would keep the cash premium and the investment.

      When the Fund writes a call on an index, it receives cash (a premium).
If the buyer of the call exercises it, the Fund will pay an amount of cash equal to the difference between the closing price of the call and the exercise price, multiplied by the specified multiple that determines the total value of the call for each point of difference.  If the value of the underlying investment does not rise above the call price, it is likely that the call will lapse without being exercised.  In that case the Fund would keep the cash premium.

      The Fund's custodian, or a securities depository acting for the custodian, will act as the Fund's escrow agent, through the facilities of the
Options Clearing Corporation ("OCC"), as to the investments on which the Fund has written calls traded on exchanges or as to other acceptable escrow securities. In that way, no margin will be required for such transactions.
OCC will release the securities on the expiration of the option or when the
Fund enters into a closing transaction.

      When the Fund writes an over-the-counter ("OTC") option, it will enter into an arrangement with a primary U.S. government securities dealer which will establish a formula price at which the Fund will have the absolute right to repurchase that OTC option.  The formula price will generally be based on a multiple of the premium received for the option, plus the amount by which the option is exercisable below the market price of the underlying security
(that is, the option is "in the money"). When the Fund writes an OTC option, it will treat as illiquid (for purposes of its restriction on holding illiquid securities) the mark-to-market value of any OTC option it holds, unless the option is subject to a buy-back agreement by the executing broker.

      To terminate its obligation on a call it has written, the Fund may purchase a corresponding call in a  "closing purchase transaction."  The Fund will then realize a profit or loss, depending upon whether the net of the amount of the option transaction costs and the premium received on the call the Fund wrote is more or less than the price of the call the Fund purchases to close out the transaction.  The Fund may realize a profit if the call expires unexercised, because the Fund will retain the underlying security and the premium it received when it wrote the call.  Any such profits are considered short-term capital gains for federal income tax purposes, as are the premiums on lapsed calls. When distributed by the Fund they are taxable as ordinary income.  If the Fund cannot effect a closing purchase transaction due to the lack of a market, it will have to hold the callable securities until the call expires or is exercised.
      The Fund may also write calls on a futures contract without owning the futures contract or securities deliverable under the contract. To do so, at the time the call is written, the Fund must cover the call by segregating an equivalent dollar amount of liquid assets.  The Fund will segregate additional liquid assets if the value of the segregated assets drops below
100% of the current value of the future.  Because of this segregation requirement, in no circumstances would the Fund's receipt of an exercise notice as to that future require the Fund to deliver a futures contract. It would simply put the Fund in a short futures position, which is permitted by the Fund's hedging policies.

o     Writing Put Options.  The Fund may sell put options on securities, broadly-based securities indices, foreign currencies and futures. A put option on securities gives the purchaser the right to sell, and the writer the obligation to buy, the underlying investment at the exercise price during the option period.  The Fund will not write puts if, as a result, more than
50% of the Fund's net assets would be required to be segregated to cover such put options.

      If the Fund writes a put, the put must be covered by liquid assets identified on the Fund's books. The premium the Fund receives from writing a put represents a profit, as long as the price of the underlying investment remains equal to or above the exercise price of the put.  However, the Fund also assumes the obligation during the option period to buy the underlying investment from the buyer of the put at the exercise price, even if the value of the investment falls below the exercise price.

      If a put the Fund has written expires unexercised, the Fund realizes a gain in the amount of the premium less the transaction costs incurred.  If the put is exercised, the Fund must fulfill its obligation to purchase the underlying investment at the exercise price. That price will usually exceed the market value of the investment at that time.  In that case, the Fund may incur a loss if it sells the underlying investment. That loss will be equal to the sum of the sale price of the underlying investment and the premium received minus the sum of the exercise price and any transaction costs the
Fund incurred.

      When writing a put option on a security, to secure its obligation to pay for the underlying security the Fund will deposit in escrow liquid assets with a value equal to or greater than the exercise price of the underlying securities.  The Fund therefore forgoes the opportunity of investing the segregated assets or writing calls against those assets.

      As long as the Fund's obligation as the put writer continues, it may be assigned an exercise notice by the broker-dealer through which the put was sold. That notice will require the Fund to take delivery of the underlying security and pay the exercise price.  The Fund has no control over when it may be required to purchase the underlying security, since it may be assigned an exercise notice at any time prior to the termination of its obligation as the writer of the put.  That obligation terminates upon expiration of the put. It may also terminate if, before it receives an exercise notice, the
Fund effects a closing purchase transaction by purchasing a put of the same series as it sold.  Once the Fund has been assigned an exercise notice, it cannot effect a closing purchase transaction.

      The Fund may decide to effect a closing purchase transaction to realize a profit on an outstanding put option it has written or to prevent the underlying security from being put. Effecting a closing purchase transaction will also permit the Fund to write another put option on the security, or to sell the security and use the proceeds from the sale for other investments.
The Fund will realize a profit or loss from a closing purchase transaction depending on whether the cost of the transaction is less or more than the premium received from writing the put option.  Any profits from writing puts are considered short-term capital gains for Federal tax purposes, and when distributed by the Fund, are taxable as ordinary income.

o     Purchasing Calls and Puts.  The Fund can purchase calls on securities, broadly-based securities indices, foreign currencies and futures. It may do so to protect against the possibility that the Fund's portfolio will not participate in an anticipated rise in the securities market. When the Fund buys a call (other than in a closing purchase transaction), it pays a premium. The Fund then has the right to buy the underlying investment from a seller of a corresponding call on the same investment during the call period at a fixed exercise price.

      The Fund benefits only if it sells the call at a profit or if, during the call period, the market price of the underlying investment is above the sum of the call price plus the transaction costs and the premium paid for the call and the Fund exercises the call.  If the Fund does not exercise the call or sell it (whether or not at a profit), the call will become worthless at its expiration date. In that case the Fund will have paid the premium but lost the right to purchase the underlying investment.

      The Fund can buy puts on securities, broadly-based securities indices, foreign currencies and futures, whether or not it owns the underlying investment. When the Fund purchases a put, it pays a premium and, except as to puts on indices, has the right to sell the underlying investment to a seller of a put on a corresponding investment during the put period at a fixed exercise price.

      Buying a put on an investment the Fund does not own (such as an index or future) permits the Fund either to resell the put or to buy the underlying investment and sell it at the exercise price. The resale price will vary inversely to the price of the underlying investment. If the market price of the underlying investment is above the exercise price and, as a result, the put is not exercised, the put will become worthless on its expiration date.

      Buying a put on securities or futures the Fund owns enables the Fund to attempt to protect itself during the put period against a decline in the value of the underlying investment below the exercise price by selling the underlying investment at the exercise price to a seller of a corresponding put. If the market price of the underlying investment is equal to or above the exercise price and, as a result, the put is not exercised or resold, the put will become worthless at its expiration date. In that case the Fund will have paid the premium but lost the right to sell the underlying investment.
However, the Fund may sell the put prior to its expiration. That sale may or may not be at a profit.

      When the Fund purchases a call or put on an index or future, it pays a premium, but settlement is in cash rather than by delivery of the underlying investment to the Fund.  Gain or loss depends on changes in the index in question (and thus on price movements in the securities market generally)
rather than on price movements in individual securities or futures contracts.

      The Fund may also purchase calls and puts on spread options.  Spread options pay the difference between two interest rates, two exchange rates or two referenced assets.  Spread options are used to hedge the decline in the value of an interest rate, currency or asset compared
to a reference or base interest rate, currency or asset.  The risks associated with spread options are similar to those of interest rate options, foreign exchange options and debt or equity options.

      The Fund may buy a call or put only if, after the purchase, the value of all call and put options held by the Fund will not exceed 5% of the Fund's total assets.

o     Buying and Selling Options on Foreign Currencies.  The Fund can buy and
sell calls and puts on foreign currencies.  They include puts and calls that trade on a securities or commodities exchange or in the over-the-counter markets or are quoted by major recognized dealers in such options.  The Fund could use these calls and puts to try to protect against declines in the dollar value of foreign securities and increases in the dollar cost of foreign securities the Fund wants to acquire.

      If the Manager anticipates a rise in the dollar value of a foreign currency in which securities to be acquired are denominated, the increased cost of those securities may be partially offset by purchasing calls or writing puts on that foreign currency.  If the Manager anticipates a decline in the dollar value of a foreign currency, the decline in the dollar value of portfolio securities denominated in that currency might be partially offset by writing calls or purchasing puts on that foreign currency. However, the currency rates could fluctuate in a direction adverse to the Fund's position.
The Fund will then have incurred option premium payments and transaction costs without a corresponding benefit.

      A call the Fund writes on a foreign currency is "covered" if the Fund owns the underlying foreign currency covered by the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or it can do so for additional cash consideration held in a segregated account by its custodian bank) upon conversion or exchange of other foreign currency held in its portfolio.

      The Fund could write a call on a foreign currency to provide a hedge against a decline in the U.S. dollar value of a security which the Fund owns or has the right to acquire and which is denominated in the currency underlying the option. That decline might be one that occurs due to an expected adverse change in the exchange rate.  This is known as a
"cross-hedging" strategy.  In those circumstances, the Fund covers the option by maintaining cash, U.S. government securities or other liquid, high grade debt securities in an amount equal to the exercise price of the option, in a segregated account with the Fund's custodian bank.

o     Risks of Hedging with Options and Futures.  The use of hedging instruments requires special skills and knowledge of investment techniques that are different than what is required for normal portfolio management.  If the Manager uses a hedging instrument at the wrong time or judges market conditions incorrectly, hedging strategies may reduce the Fund's return. The
Fund could also experience losses if the prices of its futures and options positions were not correlated with its other investments.

      The Fund's option activities could affect its portfolio turnover rate and brokerage commissions. The exercise of calls written by the Fund might cause the Fund to sell related portfolio securities, thus increasing its turnover rate.  The exercise by the Fund of puts on securities will cause the sale of underlying investments, increasing portfolio turnover.  Although the decision whether to exercise a put it holds is within the Fund's control, holding a put might cause the Fund to sell the related investments for reasons that would not exist in the absence of the put.

      The Fund could pay a brokerage commission each time it buys a call or put, sells a call or put, or buys or sells an underlying investment in connection with the exercise of a call or put.  Those commissions could be higher on a relative basis than the commissions for direct purchases or sales of the underlying investments.  Premiums paid for options are small in relation to the market value of the underlying investments. Consequently, put and call options offer large amounts of leverage. The leverage offered by trading in options could result in the Fund's net asset value being more sensitive to changes in the value of the underlying investment.

      If a covered call written by the Fund is exercised on an investment that has increased in value, the Fund will be required to sell the investment at the call price. It will not be able to realize any profit if the investment has increased in value above the call price.

      An option position may be closed out only on a market that provides secondary trading for options of the same series, and there is no assurance that a liquid secondary market will exist for any particular option.  The
Fund might experience losses if it could not close out a position because of an illiquid market for the future or option.

      There is a risk in using short hedging by selling futures or purchasing puts on broadly-based indices or futures to attempt to protect against declines in the value of the Fund's portfolio securities. The risk is that the prices of the futures or the applicable index will correlate imperfectly with the behavior of the cash prices of the Fund's securities.  For example, it is possible that while the Fund has used hedging instruments in a short hedge, the market might advance and the value of the securities held in the
Fund's portfolio might decline. If that occurred, the Fund would lose money on the hedging instruments and also experience a decline in the value of its portfolio securities. However, while this could occur for a very brief period or to a very small degree, over time the value of a diversified portfolio of securities will tend to move in the same direction as the indices upon which the hedging instruments are based.

      The risk of imperfect correlation increases as the composition of the
Fund's portfolio diverges from the securities included in the applicable index. To compensate for the imperfect correlation of movements in the price of the portfolio securities being hedged and movements in the price of the hedging instruments, the Fund might use hedging instruments in a greater dollar amount than the dollar amount of portfolio securities being hedged. It might do so if the historical volatility of the prices of the portfolio securities being hedged is more than the historical volatility of the applicable index.

      The ordinary spreads between prices in the cash and futures markets are subject to distortions, due to differences in the nature of those markets.
First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the cash and futures markets.  Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery.  To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion.
Third, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities markets.  Therefore, increased participation by speculators in the futures market may cause temporary price distortions.

      The Fund can use hedging instruments to establish a position in the securities markets as a temporary substitute for the purchase of individual securities (long hedging) by buying futures and/or calls on such futures, broadly-based indices or on securities. It is possible that when the Fund does so the market might decline.  If the Fund then concludes not to invest in securities because of concerns that the market might decline further or for other reasons, the Fund will realize a loss on the hedging instruments that is not offset by a reduction in the price of the securities purchased.

o     Forward Contracts.  Forward contracts are foreign currency exchange contracts.  They are used to buy or sell foreign currency for future delivery at a fixed price.  The Fund uses them to "lock in" the U.S. dollar price of a security denominated in a foreign currency that the Fund has bought or sold, or to protect against possible losses from changes in the relative values of the U.S. dollar and a foreign currency.  The Fund limits its exposure in foreign currency exchange contracts in a particular foreign currency to the amount of its assets denominated in that currency or a closely-correlated currency.  The Fund may also use "cross-hedging" where the Fund hedges against changes in currencies other than the currency in which a security it holds is denominated.

      Under a forward contract, one party agrees to purchase, and another party agrees to sell, a specific currency at a future date. That date may be any fixed number of days from the date of the contract agreed upon by the parties. The transaction price is set at the time the contract is entered into.  These contracts are traded in the inter-bank market conducted directly among currency traders (usually large commercial banks) and their customers.

      The Fund may use forward contracts to protect against uncertainty in the level of future exchange rates.  The use of forward contracts does not eliminate the risk of fluctuations in the prices of the underlying securities the Fund owns or intends to acquire, but it does fix a rate of exchange in advance. Although forward contracts may reduce the risk of loss from a decline in the value of the hedged currency, at the same time they limit any potential gain if the value of the hedged currency increases.

      When the Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when it anticipates receiving dividend payments in a foreign currency, the Fund might desire to "lock-in"
the U.S. dollar price of the security or the U.S. dollar equivalent of the dividend payments.  To do so, the Fund could enter into a forward contract for the purchase or sale of the amount of foreign currency involved in the underlying transaction, in a fixed amount of U.S. dollars per unit of the foreign currency. This is called a "transaction hedge." The transaction hedge will protect the Fund against a loss from an adverse change in the currency exchange rates during the period between the date on which the security is purchased or sold or on which the payment is declared, and the date on which the payments are made or received.

      The Fund could also use forward contracts to lock in the U.S. dollar value of portfolio positions. This is called a "position hedge."  When the
Fund believes that foreign currency might suffer a substantial decline against the U.S. dollar, it could enter into a forward contract to sell an amount of that foreign currency approximating the value of some or all of the
Fund's portfolio securities denominated in that foreign currency.  When the
Fund believes that the U.S. dollar might suffer a substantial decline against a foreign currency, it could enter into a forward contract to buy that foreign currency for a fixed dollar amount.  Alternatively, the Fund could enter into a forward contract to sell a different foreign currency for a fixed U.S. dollar amount if the Fund believes that the U.S. dollar value of the foreign currency to be sold pursuant to its forward contract will fall whenever there is a decline in the U.S. dollar value of the currency in which portfolio securities of the Fund are denominated. That is referred to as a
"cross hedge."

      The Fund will cover its short positions in these cases by identifying to its Custodian bank assets having a value equal to the aggregate amount of the Fund's commitment under forward contracts.  The Fund will not enter into forward contracts or maintain a net exposure to such contracts if the consummation of the contracts would obligate the Fund to deliver an amount of foreign currency in excess of the value of the Fund's portfolio securities or other assets denominated in that currency or another currency that is the subject of the hedge.

      However, to avoid excess transactions and transaction costs, the Fund may maintain a net exposure to forward contracts in excess of the value of the Fund's portfolio securities or other assets denominated in foreign currencies if the excess amount is "covered" by liquid securities denominated in any currency. The cover must be at least equal at all times to the amount of that excess.  As one alternative, the Fund may purchase a call option permitting the Fund to purchase the amount of foreign currency being hedged by a forward sale contract at a price no higher than the forward contract price.  As another alternative, the Fund may purchase a put option permitting the Fund to sell the amount of foreign currency subject to a forward purchase contract at a price as high or higher than the forward contract price.

      The precise matching of the amounts under forward contracts and the value of the securities involved generally will not be possible because the future value of securities denominated in foreign currencies will change as a consequence of market movements between the date the forward contract is entered into and the date it is sold.  In some cases the Manager might decide to sell the security and deliver foreign currency to settle the original purchase obligation. If the market value of the security is less than the amount of foreign currency the Fund is obligated to deliver, the Fund might have to purchase additional foreign currency on the "spot" (that is, cash)
market to settle the security trade. If the market value of the security instead exceeds the amount of foreign currency the Fund is obligated to deliver to settle the trade, the Fund might have to sell on the spot market some of the foreign currency received upon the sale of the security. There will be additional transaction costs on the spot market in those cases.

      The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain.  Forward contracts involve the risk that anticipated currency movements will not be accurately predicted, causing the Fund to sustain losses on these contracts and to pay additional transactions costs.
The use of forward contracts in this manner might reduce the Fund's performance if there are unanticipated changes in currency prices to a greater degree than if the Fund had not entered into such contracts.

      At or before the maturity of a forward contract requiring the Fund to sell a currency, the Fund might sell a portfolio security and use the sale proceeds to make delivery of the currency. In the alternative the Fund might retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract. Under that contract the Fund will obtain, on the same maturity date, the same amount of the currency that it is obligated to deliver.  Similarly, the Fund might close out a forward contract requiring it to purchase a specified currency by entering into a second contract entitling it to sell the same amount of the same currency on the maturity date of the first contract.  The Fund would realize a gain or loss as a result of entering into such an offsetting forward contract under either circumstance. The gain or loss will depend on the extent to which the exchange rate or rates between the currencies involved moved between the execution dates of the first contract and offsetting contract.

      The costs to the Fund of engaging in forward contracts varies with factors such as the currencies involved, the length of the contract period and the market conditions then prevailing. Because forward contracts are usually entered into on a principal basis, no brokerage fees or commissions are involved.  Because these contracts are not traded on an exchange, the
Fund must evaluate the credit and performance risk of the counterparty under each forward contract.

      Although the Fund values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S.
dollars on a daily basis.  The Fund may convert foreign currency from time to time, and will incur costs in doing so. Foreign exchange dealers do not charge a fee for conversion, but they do seek to realize a profit based on the difference between the prices at which they buy and sell various currencies.  Thus, a dealer might offer to sell a foreign currency to the
Fund at one rate, while offering a lesser rate of exchange if the Fund desires to resell that currency to the dealer.

o     Interest Rate Swap Transactions.  The Fund can enter into interest rate swap agreements. In an interest rate swap, the Fund and another party exchange their right to receive or their obligation to pay interest on a security. For example, they might swap the right to receive floating rate payments for fixed rate payments. The Fund can enter into swaps only on securities that it owns. The Fund will not enter into swaps with respect to more than 25% of its total assets. Also, the Fund will identify on its books liquid assets (such as cash or U.S. government securities) to cover any amounts it could owe under swaps that exceed the amounts it is entitled to receive, and it will adjust that amount daily, as needed.

      Swap agreements entail both interest rate risk and credit risk.  There is a risk that, based on movements of interest rates in the future, the payments made by the Fund under a swap agreement will be greater than the payments it received.  Credit risk arises from the possibility that the counterparty will default.  If the counterparty defaults, the Fund's loss will consist of the net amount of contractual interest payments that the Fund has not yet received.  The Manager will monitor the creditworthiness of counterparties to the Fund's interest rate swap transactions on an ongoing basis.

      The Fund can enter into swap transactions with certain counterparties pursuant to master netting agreements.  A master netting agreement provides that all swaps done between the Fund and that counterparty shall be regarded as parts of an integral agreement.  If amounts are payable on a particular date in the same currency in respect of one or more swap transactions, the amount payable on that date in that currency shall be the net amount.  In addition, the master netting agreement may provide that if one party defaults generally or on one swap, the counterparty can terminate all of the swaps with that party.  Under these agreements, if a default results in a loss to one party, the measure of that party's damages is calculated by reference to the average cost of a replacement swap for each swap. It is measured by the mark-to-market value at the time of the termination of each swap.  The gains and losses on all swaps are then netted, and the result is the counterparty's gain or loss on termination.  The termination of all swaps and the netting of gains and losses on termination is generally referred to as "aggregation."

o     Regulatory Aspects of Hedging Instruments.  When using futures and options on futures, the Fund is required to operate within certain guidelines and restrictions with respect to the use of futures as established by the
Commodities Futures Trading Commission (the "CFTC").  In particular, the Fund is exempted from registration with the CFTC as a "commodity pool operator" if the Fund complies with the requirements of Rule 4.5 adopted by the CFTC.  The
Rule does not limit the percentage of the Fund's assets that may be used for futures margin and related options premiums for a bona fide hedging position.  However, under the Rule, the Fund must limit its aggregate initial futures margin and related options premiums to not more than 5% of the Fund's net assets for hedging strategies that are not considered bona fide hedging strategies under the Rule. Under the Rule, the Fund must also use short futures and options on futures solely for bona fide hedging purposes within the meaning and intent of the applicable provisions of the Commodity Exchange
Act.

      Transactions in options by the Fund are subject to limitations established by the option exchanges. The exchanges limit the maximum number of options that may be written or held by a single investor or group of investors acting in concert. Those limits apply regardless of whether the options were written or purchased on the same or different exchanges or are held in one or more accounts or through one or more different exchanges or through one or more brokers.  Thus, the number of options that the Fund may write or hold may be affected by options written or held by other entities, including other investment companies having the same adviser as the Fund (or an adviser that is an affiliate of the Fund's adviser).  The exchanges also impose position limits on futures transactions.  An exchange may order the liquidation of positions found to be in violation of those limits and may impose certain other sanctions.

      Under the Investment Company Act, when the Fund purchases a future, it must maintain cash or readily marketable short-term debt instruments in an amount equal to the market value of the securities underlying the future, less the margin deposit applicable to it.

o     Tax Aspects of Certain Hedging Instruments. Certain foreign currency exchange contracts in which the Fund may invest are treated as "Section 1256 contracts" under the Internal Revenue Code.  In general, gains or losses relating to Section 1256 contracts are characterized as 60% long-term and 40%
short-term capital gains or losses under the Code.  However, foreign currency gains or losses arising from Section 1256 contracts that are forward contracts generally are treated as ordinary income or loss.  In addition,
Section 1256 contracts held by the Fund at the end of each taxable year are
"marked-to-market," and unrealized gains or losses are treated as though they were realized.  These contracts also may be marked-to-market for purposes of determining the excise tax applicable to investment company distributions and for other purposes under rules prescribed pursuant to the Internal Revenue
Code.  An election can be made by the Fund to exempt those transactions from this marked-to-market treatment.

      Certain forward contracts the Fund enters into may result in
"straddles" for Federal income tax purposes.  The straddle rules may affect the character and timing of gains (or losses) recognized by the Fund on straddle positions.  Generally, a loss sustained on the disposition of a position making up a straddle is allowed only to the extent that the loss exceeds any unrecognized gain in the offsetting positions making up the straddle.  Disallowed loss is generally allowed at the point where there is no unrecognized gain in the offsetting positions making up the straddle, or the offsetting position is disposed of.

      Under the Internal Revenue Code, the following gains or losses are treated as ordinary income or loss:
(1)   gains or losses attributable to fluctuations in exchange rates that occur between the
           time the Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities, and
(2)   gains or losses attributable to fluctuations in the value of a foreign currency
           between the date of acquisition of a debt security denominated in a foreign currency or foreign currency forward contracts and the date of disposition.

      Currency gains and losses are offset against market gains and losses on each trade before determining a net "Section 988" gain or loss under the
Internal Revenue Code for that trade, which may increase or decrease the amount of the Fund's investment income available for distribution to its shareholders.

|X|   Temporary Defensive Investments.  When market conditions are unstable, or the Manager believes it is otherwise appropriate to reduce holdings in stocks, the Fund can invest in a variety of debt securities for defensive purposes. The Fund can also purchase these securities for liquidity purposes to meet cash needs due to the redemption of Fund shares, or to hold while waiting to reinvest cash received from the sale of other portfolio securities. The Fund's temporary defensive investments can include the following short-term (maturing in one year or less) dollar-denominated debt obligations:
o     obligations issued or guaranteed by the U. S. government or its instrumentalities or agencies,
o     commercial paper (short-term, unsecured promissory notes) of domestic or foreign companies,
o     debt obligations of domestic or foreign corporate issuers,
o     certificates of deposit and bankers' acceptances of domestic and foreign banks having total assets in excess of $1 billion, and
o     repurchase agreements.

      Short-term debt securities would normally be selected for defensive or cash management purposes because they can normally be disposed of quickly, are not generally subject to significant fluctuations in principal value and their value will be less subject to interest rate risk than longer-term debt securities.

Investment Restrictions

|X|   What Are "Fundamental Policies?" Fundamental policies are those policies that the Fund has adopted to govern its investments that can be changed only by the vote of a "majority" of the Fund's outstanding voting securities.  Under the Investment Company Act, a "majority" vote is defined as the vote of the holders of the lesser of:
o     67% or more of the shares present or represented by proxy at a shareholder meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy, or
o     more than 50% of the outstanding shares.

      The Fund's investment objective is a fundamental policy. Other policies described in the Prospectus or this Statement of Additional Information are
"fundamental" only if they are identified as such. The Fund's Board of
Trustees can change non-fundamental policies without shareholder approval.
However, significant changes to investment policies will be described in supplements or updates to the Prospectus or this Statement of Additional
Information, as appropriate. The Fund's most significant investment policies are described in the Prospectus.

|X|   Does the Fund Have Additional Fundamental Policies?  The following investment restrictions are fundamental policies of the Fund.

o     The Fund cannot buy securities issued or guaranteed by any one issuer if more than 5% of its total assets would be invested in securities of that issuer or it would then own more than 10% of that issuer's voting securities.  This limit applies to 75% of the Fund's total assets.  The limit does not apply to securities issued by the U.S. government or any of its agencies or instrumentalities, or securities of other investment companies.

o     The Fund cannot invest 25% or more of its total assets in any one industry.  That limit does not apply to securities issued or guaranteed by the U.S. government or its agencies and instrumentalities.  Each foreign government is treated as an "industry" and utilities are divided according to the services they provide.

o     The Fund cannot borrow money in excess of 331/3% of the value of its total assets (including the amount borrowed).  The Fund may borrow only from banks and/or affiliated investment companies.  With respect to this fundamental policy, the Fund can borrow only if it maintains a 300% ratio of assets to borrowings at all times in the manner set forth in the Investment
Company Act of 1940.

o     The Fund cannot make loans except (a) through lending of securities,
(b) through the purchase of debt instruments or similar evidences of indebtedness, (c) through an inter-fund lending program with other affiliated funds, provided that no such loan may be made if, as a result, the aggregate of such loans would exceed 33 1/3% of the value of its total assets (taken at market value at the time of such loans), and (d) through repurchase agreements.

o     The Fund cannot invest in real estate, physical commodities or commodity contracts.  However, the Fund may: (1) invest in debt securities secured by real estate or interests in real estate, or issued by companies, including real estate investment trusts, that invest in real estate or interests in real estate; (2) invest in hedging instruments permitted by any of its other investment policies; and (3) buy and sell options, futures, securities or other instruments backed by, or the investment return from which is linked to changes in the price of, physical commodities or currencies.

o     The Fund cannot underwrite securities of other companies. A permitted exception is in case it is deemed to be an underwriter under the Securities
Act of 1933 when reselling any securities held in its own portfolio.

o     The Fund cannot issue "senior securities," but this does not prohibit certain investment activities for which assets of the Fund are designated as segregated, or margin, collateral or escrow arrangements are established, to cover the related obligations.  Examples of those activities include borrowing money, reverse repurchase agreements, delayed-delivery and when-issued arrangements for portfolio securities transactions, and contracts to buy or sell derivatives, hedging instruments, options or futures.

      Unless the Prospectus or this Statement of Additional Information states that a percentage restriction applies on an ongoing basis, it applies only at the time the Fund makes an investment. The Fund need not sell securities to meet the percentage limits if the value of the investment increases in proportion to the size of the Fund.

|X|   Does the Fund Have Additional Restrictions That Are Not "Fundamental"
Policies?

      The Fund has additional operating policies that are not "fundamental,"
and which can be changed by the Board of Trustees without shareholder approval.

o     The Fund cannot invest in securities of other investment companies, except if it acquires them as part of a merger, consolidation or acquisition of assets.

      For purposes of the Fund's policy not to concentrate its investments, the Fund has adopted the industry classifications set forth in Appendix B to this Statement of Additional Information.  This is not a fundamental policy.

How the Fund is Managed

Organization and History. The Fund is an open-end, diversified management investment company with an unlimited number of authorized shares of beneficial interest. The Fund was organized as a Massachusetts business trust in 1989.

         The Fund is governed by a Board of Trustees, which is responsible for protecting the interests of shareholders under Massachusetts law. The
Trustees meet periodically throughout the year to oversee the Fund's activities, review its performance, and review the actions of the Manager.

|X|   Classes of Shares. The Board of Trustees has the power, without shareholder approval, to divide unissued shares of the Fund into two or more classes.  The Board has done so, and the Fund currently has five classes of shares: Class A, Class B, Class C, Class N and Class Y.  All classes invest in the same investment portfolio.  Each class of shares:
o     has its own dividends and distributions,
o     pays certain expenses which may be different for the different classes,
o     may have a different net asset value,
o     may have separate voting rights on matters in which interests of one class are different from interests of another class, and
o     votes as a class on matters that affect that class alone.

         Shares are freely transferable, and each share of each class has one vote at shareholder meetings, with fractional shares voting proportionally on matters submitted to the vote of shareholders.  Each share of the Fund represents an interest in the Fund proportionately equal to the interest of each other share of the same class.
      The Trustees are authorized to create new series and classes of shares.  The Trustees may reclassify unissued shares of the Fund into additional series or classes of shares.  The Trustees also may divide or combine the shares of a class into a greater or lesser number of shares without changing the proportionate beneficial interest of a shareholder in the Fund.  Shares do not have cumulative voting rights or preemptive or subscription rights.  Shares may be voted in person or by proxy at shareholder meetings.

|X|   Meetings of Shareholders. As a Massachusetts business trust, the Fund is not required to hold, and does not plan to hold, regular annual meetings of shareholders. The Fund will hold meetings when required to do so by the
Investment Company Act or other applicable law. It will also do so when a shareholder meeting is called by the Trustees or upon proper request of the shareholders.

      Shareholders have the right, upon the declaration in writing or vote of two-thirds of the outstanding shares of the Fund, to remove a Trustee.  The
Trustees will call a meeting of shareholders to vote on the removal of a
Trustee upon the written request of the record holders of 10% of its outstanding shares.  If the Trustees receive a request from at least 10 shareholders stating that they wish to communicate with other shareholders to request a meeting to remove a Trustee, the Trustees will then either make the
Fund's shareholder list available to the applicants or mail their communication to all other shareholders at the applicants' expense. The shareholders making the request must have been shareholders for at least six months and must hold shares of the Fund valued at $25,000 or more or constituting at least 1% of the Fund's outstanding shares, whichever is less.  The Trustees may also take other action as permitted by the Investment
Company Act.

|X|   Shareholder and Trustee Liability.  The Fund's Declaration of Trust
contains an express disclaimer of shareholder or Trustee liability for the
Fund's obligations. It also provides for indemnification and reimbursement of expenses out of the Fund's property for any shareholder held personally liable for its obligations.  The Declaration of Trust also states that upon request, the Fund shall assume the defense of any claim made against a shareholder for any act or obligation of the Fund and shall satisfy any judgment on that claim.  Massachusetts law permits a shareholder of a business trust (such as the Fund) to be held personally liable as a "partner"
under certain circumstances. However, the risk that a Fund shareholder will incur financial loss from being held liable as a "partner" of the Fund is limited to the relatively remote circumstances in which the Fund would be unable to meet its obligations.

      The Fund's contractual arrangements state that any person doing business with the Fund (and each shareholder of the Fund) agrees under its
Declaration of Trust to look solely to the assets of the Fund for satisfaction of any claim or demand that may arise out of any dealings with the Fund.  Additionally, the Trustees shall have no personal liability to any such person, to the extent permitted by law.

Trustees and Officers of the Fund.  The Fund's Trustees and officers and their principal occupations and business affiliations during the past five years are listed below.  Trustees denoted with an asterisk (*) below are deemed to be "interested persons" of the Fund under the

Investment Company Act. All of the Trustees are trustees, directors, or managing general partners of the following Denver-based Oppenheimer funds1:.

Oppenheimer Cash Reserves             Oppenheimer Select Managers
Oppenheimer Champion Income Fund      Oppenheimer Senior Floating Rate Fund
Oppenheimer Capital Income Fund       Oppenheimer Strategic Income Fund
Oppenheimer High Yield Fund           Oppenheimer Total Return Fund, Inc.
Oppenheimer International Bond Fund   Oppenheimer Variable Account Funds
Oppenheimer Integrity Funds           Panorama Series Fund, Inc.
Oppenheimer  Limited-Term  Government
Fund                                  Centennial America Fund, L. P.
Oppenheimer Main Street Funds, Inc.   Centennial California Tax Exempt Trust
Oppenheimer  Main Street  Opportunity
Fund                                  Centennial Government Trust
Oppenheimer  Main  Street  Small  Cap
Fund                                  Centennial Money Market Trust
Oppenheimer Municipal Fund            Centennial New York Tax Exempt Trust
Oppenheimer Real Asset Fund           Centennial Tax Exempt Trust

      Messrs. Swain, Bishop, Donohue, Farrar, Wixted and Zack, who are
officers of the Fund, respectively hold the same offices with the other
Denver-based Oppenheimer funds as with the Fund.  As of January 8, 2001, the
Trustees and officers of the Fund as a group owned less than 1% of the outstanding shares of the Fund.  The foregoing statement does not reflect ownership of shares held of record by an employee benefit plan for employees of the Manager, other than the shares beneficially owned under that plan by the officers of the Fund listed below. Mr. Donohue, is a trustee of that plan.

James C. Swain*, Chairman, Chief Executive Officer and Trustee, Age: 67.
6803 South Tucson Way, Englewood, Colorado 80112
Vice Chairman of the Manager (since September 1988); formerly President and a director of Centennial Asset Management Corporation, an investment adviser subsidiary of the Manager and Chairman of the Board of Shareholder Services,
Inc.

Bridget A. Macaskill*, President and Trustee, Age: 52.
Two World Trade Center, New York, New York 10048-0203
Formerly Ms. Macaskill held the following positions: Chairman (August
2000-June 2001), Chief Executive Officer (September 1995-June 2001) and a
director (December 1994-June 2001) of the Manager; President (September
1995-June 2001) and a director (October 1990-June 2001) of Oppenheimer
Acquisition Corp., the Manager's parent holding company; President, Chief
Executive Officer and a director (March 2000-June 2001) of OFI Private
Investments, Inc., an investment adviser subsidiary of the Manager; Chairman and a director of Shareholder Services, Inc. (August 1994-June 2001) and
Shareholder Financial Services, Inc. (September 1995-June 2001), transfer agent subsidiaries of the Manager; President (September 1995-June 2001) and a
director (November 1989-June 2001) of Oppenheimer Partnership Holdings, Inc.,
a holding company subsidiary of the Manager; President and a director
(October 1997-June 2001) of OppenheimerFunds International Ltd., an offshore fund management subsidiary of the Manager and of Oppenheimer Millennium Funds
plc; a director of HarbourView Asset Management Corporation (July 1991-June
2001) and of Oppenheimer Real Asset Management, Inc. (July 1996-June 2001),
investment adviser subsidiaries of the Manager; a director (April 2000-June
2001) of OppenheimerFunds Legacy Program, a charitable trust program established by the Manager; President of the Manager (June 1991 - August
2000); and a director (until March 2001) of Prudential Corporation plc (a
U.K. financial service company).

William L. Armstrong, Trustee, Age: 63.
11 Carriage Lane, Littleton, Colorado 80121
Chairman of the following private mortgage banking companies: Cherry Creek
Mortgage Company (since 1991), Centennial State Mortgage Company (since
1994), The El Paso Mortgage Company (since 1993), Transland Financial
Services, Inc. (since 1997), and Ambassador Media Corporation (since 1984);
Chairman of the following private companies: Frontier Real Estate, Inc.
(residential real estate brokerage) (since 1994), Frontier Title (title insurance agency) (since 1995) and Great Frontier Insurance (insurance agency) (since 1995); Director of the following public companies: Storage
Technology Corporation (computer equipment company) (since 1991), Helmerich &
Payne, Inc. (oil and gas drilling/production company) (since 1992),
UNUMProvident (insurance company) (since 1991); formerly Director of the following public companies: International Family Entertainment (television channel) (1991 - 1997) and Natec Resources, Inc. (air pollution control equipment and services company) (1991 - 1995).

Robert G. Avis*, Trustee, Age: 69.
One North Jefferson Ave., St. Louis, Missouri 63103
Director and President of A.G. Edwards Capital, Inc. (General Partner of
private equity funds), formerly, until March 2000, Chairman, President and
Chief Executive Officer of A.G. Edwards Capital, Inc.; formerly, until March
1999, Vice Chairman and Director of A.G. Edwards and Vice Chairman of A.G.
Edwards & Sons, Inc. (its brokerage company subsidiary); until March 1999,
Chairman of A.G. Edwards Trust Company and A.G.E. Asset Management
(investment advisor); until March 2000, a Director of A.G. Edwards & Sons and
A.G. Edwards Trust Company.

George C. Bowen, Trustee, Age: 64.
9224 Bauer Ct., Lone Tree, Colorado 80124
Formerly (until April 1999) Mr. Bowen held the following positions: Senior
Vice President (from September 1987) and Treasurer (from March 1985) of the
Manager; Vice President (from June 1983) and Treasurer (from March 1985) of
OppenheimerFunds, Distributor, Inc., a subsidiary of the Manager and the
Fund's Distributor; Senior Vice President (from February 1992), Treasurer
(from July 1991) Assistant Secretary and a director (from December 1991) of
Centennial Asset Management Corporation; Vice President (from October 1989)
and Treasurer (from April 1986) of HarbourView Asset Management Corporation;
President, Treasurer and a director of Centennial Capital Corporation (from
June 1989); Vice President and Treasurer (from August 1978) and Secretary
(from April 1981) of Shareholder Services, Inc.; Vice President, Treasurer
and Secretary of Shareholder Financial Services, Inc. (from November 1989);
Assistant Treasurer of Oppenheimer Acquisition Corp. (from March 1998);
Treasurer of Oppenheimer Partnership Holdings, Inc. (from November 1989);
Vice President and Treasurer of Oppenheimer Real Asset Management, Inc. (from
July 1996); Treasurer of OppenheimerFunds International Ltd. and Oppenheimer
Millennium Funds plc (from October 1997).

Edward L. Cameron, Trustee, Age: 62.
Spring Valley Road, Morristown, New Jersey 07960
Formerly (from 1974-1999) a partner with PricewaterhouseCoopers LLC (an accounting firm) and Chairman, Price Waterhouse LLP Global Investment management Industry Services Group (from 1994-1998).

Jon S. Fossel, Trustee, Age: 58.
P.O. Box 44, Mead Street, Waccabuc, New York 10597
Formerly (until October 1990) Chairman and a director of the Manager,
President and a director of Oppenheimer Acquisition Corp., the Manager's parent holding company, and Shareholder Services, Inc. and Shareholder
Financial Services, Inc., transfer agent subsidiaries of the Manager.

Sam Freedman, Trustee, Age: 59.
4975 Lakeshore Drive, Littleton, Colorado 80123
Formerly (until October 1994) Chairman and Chief Executive Officer of
OppenheimerFunds Services, Chairman, Chief Executive Officer and a director of Shareholder Services, Inc., Chairman, Chief Executive Officer and director of Shareholder Financial Services, Inc., Vice President and director of
Oppenheimer Acquisition Corp. and a director of OppenheimerFunds, Inc.

Raymond J. Kalinowski, Trustee, Age: 71.
44 Portland Drive, St. Louis, Missouri 63131
Formerly a director of Wave Technologies International, Inc. (a computer products training company), self-employed consultant (securities matters).

C. Howard Kast, Trustee, Age: 78.
2552 East Alameda, Denver, Colorado 80209
Formerly Managing Partner of Deloitte, Haskins & Sells (an accounting firm).

Robert M. Kirchner, Trustee, Age: 79.
7500 E. Arapahoe Road, Englewood, Colorado 80112
President of The Kirchner Company (management consultants).

F. William Marshall, Jr., Trustee Age: 58.
87 Ely Road, Longmeadow, MA  01106
Formerly (until 1999) Chairman of SIS & Family Bank, F.S.B. (formerly SIS
Bank); President, Chief Executive Officer and Director of SIS Bankcorp., Inc.
and SIS Bank (formerly Springfield Institution for Savings) (1993-1999);
Executive Vice President (until 1999) of Peoples Heritage Financial Group,
Inc.; Chairman and Chief Executive Office of Bank of Ireland First Holdings,
Inc. and First New Hampshire Banks (1990-1993); Trustee (since 1996) of
MassMutual Institutional Funds and of MML Series Investment Fund (open-end investment companies).

Arthur P. Steinmetz, Vice President and Portfolio Manager, Age: 42.
Two World Trade Center, New York, New York 10048-0203
Senior Vice  President of the Manager  (since  March 1993) and of  HarbourView
Asset  Management  Corporation  (since March 2000);  an officer and  portfolio manager of other Oppenheimer funds.

David P. Negri, Vice President and Portfolio Manager, Age: 46.
Two World Trade Center, New York, New York 10048-0203
Senior  Vice  President  of the  Manager  (since May 1998) and of  HarbourView
Asset  Management  Corporation  (since April 1999);  an officer and  portfolio manager of other  Oppenheimer  funds;  formerly Vice  President of the Manager
(July 1988 - May 1998).

Andrew J. Donohue, Vice President and Secretary, Age: 50.
Two World Trade Center, New York, New York 10048-0203
Executive Vice President (since January 1993), General Counsel (since October
1991) and a director (since September 1995) of the Manager; Executive Vice
President and General Counsel (since September 1993) and a director (since
January 1992) of the Distributor; Executive Vice President, General Counsel
and a director (since September 1995) of HarbourView Asset Management
Corporation, Shareholder Services, Inc., Shareholder Financial Services, Inc.
and Oppenheimer Partnership Holdings, Inc., and of OFI Private Investments,
Inc. (since March 2000), and of Oppenheimer Trust Company (since May 2000);
President and a director of Centennial Asset Management Corporation (since
September 1995) and of Oppenheimer Real Asset Management, Inc. (since July
1996); General Counsel (since May 1996) and Secretary (since April 1997) of
Oppenheimer Acquisition Corporation; Vice President and a director (since
September 1997) of OppenheimerFunds International Ltd. and Oppenheimer
Millennium Funds plc; a director (since April 2000) of OppenheimerFunds
Legacy Program, a charitable trust program sponsored by the Manager and of
Trinity Investment Management Corporation (since March 2000); an officer of other Oppenheimer funds.

Brian W. Wixted, Treasurer, Principal Financial and Accounting Officer, Age:
41.
6803 South Tucson Way, Englewood, Colorado 80112
Senior Vice President and Treasurer (since March 1999) of the Manager;
Treasurer (since March 1999) of HarbourView Asset Management Corporation,
Shareholder Services, Inc., Oppenheimer Real Asset Management Corporation,
Shareholder Financial Services, Inc. and Oppenheimer Partnership Holdings,
Inc., and of OFI Private Investments, Inc. (since March 2000) and of
OppenheimerFunds International Ltd. and Oppenheimer Millennium Funds plc
(since May 2000); Treasurer (since May 2000) of Oppenheimer Trust Company;
Assistant Treasurer (since March 1999) of Oppenheimer Acquisition Corporation and of Centennial Asset Management Corporation; an officer of other
Oppenheimer funds; formerly Principal and Chief Operating Officer, Bankers
Trust Company - Mutual Fund Services Division (March 1995 - March 1999); Vice
President and Chief Financial Officer of CS First Boston Investment
Management Corp. (September 1991 - March 1995).

Robert G. Zack, Assistant Secretary, Age: 52.
Two World Trade Center, New York, New York 10048-0203
Senior Vice President (since May 1985) and Associate General Counsel (since
May 1981) of the Manager, Assistant Secretary of Shareholder Services, Inc.
(since May 1985), Shareholder Financial Services, Inc. (since November 1989);
OppenheimerFunds International Ltd. and Oppenheimer Millennium Funds plc
(since October 1997); an officer of other Oppenheimer funds.

Robert J. Bishop, Assistant Treasurer, Age: 42.
6803 South Tucson Way, Englewood, Colorado 80112
Vice President of the Manager/Mutual Fund Accounting (since May 1996); an officer of other Oppenheimer funds; formerly an Assistant Vice President of the Manager/Mutual Fund Accounting (April 1994 - May 1996), and a Fund
Controller for the Manager.

Scott T. Farrar, Assistant Treasurer, Age: 35.
6803 South Tucson Way, Englewood, Colorado 80112
Vice President of the Manager/Mutual Fund Accounting (since May 1996);
Assistant Treasurer of Oppenheimer Millennium Funds plc (since October 1997);
an officer of other Oppenheimer Funds; formerly an Assistant Vice President of the Manager/Mutual Fund Accounting (April 1994 - May 1996), and a Fund
Controller for the Manager.

      o  Remuneration of Trustees.  The officers of the Fund and Mr. Swain are affiliated with the Manager and receive no salary or fee from the Fund.
Ms. Macaskill, who was affiliated with the Manager until June 2001 also received no salary or fee from the Fund during its fiscal year ended
September 30, 2000.  The remaining Trustees of the Fund received the compensation shown below.  The compensation from the Fund was paid during its fiscal year ended September 30, 2000.  The compensation from all of the
Denver-based Oppenheimer funds includes the Fund and is compensation received as a director, trustee, managing general partner or member of a committee of the Board during the calendar year 2000.

-----------------------------------------------------------------------------
                                                       Total Compensation
                                     Aggregate       From all Denver-Based
                                    Compensation       Oppenheimer Funds
Trustee's Name and Position*         from Fund            (39 Funds)1
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------
William L. Armstrong2                  $6,548               $49,270
  Review Committee Member
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------
Robert G. Avis                        $12,430               $72,000
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------
George Bowen3,4                          $0                 $55,948
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------
Edward L. Cameron3,5                     $0                 $26,709
  Audit Committee Member
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------
Jon. S. Fossel
  Review Committee Member             $13,097               $77,880
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------
Sam Freedman
  Chairman, Review Committee          $13,527               $80,100
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------
Raymond J. Kalinowski                 $13,086               $73,500
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------
C. Howard Kast                        $14,772               $86,150
  Chairman, Audit Committee and
  Review Committee Member
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------
Robert M. Kirchner                    $12,895               $76,950
  Audit Committee Member
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------
F. William Marshall3,5                   $0                  $3,768
-----------------------------------------------------------------------------
  * Effective July 1, 2000, William A. Baker and Ned M. Steel resigned as
  Trustees of the Fund and subsequently became Trustees Emeritus of the Fund.
  For the fiscal year ended September 30, 2000, Messrs. Baker and Steele each received $12,430 aggregate compensation from the Fund and for the calendar year ended December 31, 2000, they each received $63,999 total compensation from all Denver-based Oppenheimer funds.
1.    For the 2000 calendar year.
2.    Total  Compensation  for the 2000 calendar  year  includes  compensation received for serving as a Trustee or Director of 31 of the  Denver-based
      Oppenheimer funds.
3.    Messrs.  Bowen,  Cameron  and  Marshall  were not  Trustees  of the Fund during the Fund's  fiscal year ended  September  30, 2000.  Shareholders elected them on December 13, 2000.
4.    Total  Compensation  for the 2000 calendar  year  includes  compensation received for serving as a Trustee or Director of 29 of the  Denver-based
      Oppenheimer funds.
5.    Total  Compensation  for the 2000 calendar  year  includes  compensation received for serving as a Trustee or Director of 20 of the  Denver-based
      Oppenheimer funds.

|X|   Deferred Compensation Plan.  The Board of Trustees has adopted a
Deferred Compensation Plan for disinterested Trustees that enables them to elect to defer receipt of all or a portion of the annual fees they are entitled to receive from the Fund.  Under the plan, the compensation deferred by a Trustee is periodically adjusted as though an equivalent amount had been invested in shares of one or more Oppenheimer funds selected by the Trustee.
The amount paid to the Trustee under the plan will be determined based upon the performance of the selected funds.

      Deferral of Trustee's fees under the plan will not materially affect the Fund's assets, liabilities and net income per share.  The plan will not obligate the fund to retain the services of any Trustee or to pay any particular level of compensation to any Trustee. Pursuant to an Order issued by the Securities and Exchange Commission, the Fund may invest in the funds selected by the Trustee under the plan without shareholder approval for the limited purpose of determining the value of the Trustee's deferred fee account.
|X|   Major Shareholders. As of January 08, 2001, the only persons who owned of record or were known by the Fund to own beneficially 5% or more of any class of the Fund's outstanding securities were:

      Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Drive E., 3rd
      Floor, Jacksonville, Florida 32246, which owned 9,125,639.980 Class C shares (representing approximately 6.94% of the Fund's then-outstanding
      Class C shares), for the benefit of its customers.

      Massachusetts Mutual Life Insurance Company, 1295 State Street,
      Springfield, Massachusetts 01111, which owned 8,425,013.373 Class Y shares (representing approximately 46.76% of the Fund's
      then-outstanding Class Y shares), for the benefit of its customers.

      Massachusetts Mutual Life Insurance Company, 1295 State Street,
      Springfield, Massachusetts 01111, which owned 6,058,462.239 Class Y shares (representing approximately 33.62% of the Fund's
      then-outstanding Class Y shares), for the benefit of its customers.

      Massachusetts Mutual Life Insurance Company, 1295 State Street,
      Springfield, Massachusetts 01111, which owned 2,819,293.555 Class Y shares (representing approximately 15.64% of the Fund's
      then-outstanding Class Y shares), for the benefit of its customers.

The Manager.  The Manager is wholly-owned by Oppenheimer Acquisition Corp., a holding company controlled by Massachusetts Mutual Life Insurance Company.

|X|   Code of Ethics.  The Fund, the Manager and the  Distributor  have a Code of Ethics.  It is designed to detect and prevent improper  personal trading by certain employees,  including portfolio  managers,  that would compete with or take advantage of the Fund's portfolio  transactions.  Covered persons include persons with knowledge of the  investments  and  investment  intentions of the
Fund and other funds  advised by the  Manager.  The Code of Ethics does permit personnel  subject to the Code to invest in securities,  including  securities that  may  be  purchased  or  held  by  the  Fund,  subject  to  a  number  of restrictions  and  controls.  Compliance  with the Code of Ethics is carefully monitored and enforced by the Manager.

      The Code of Ethics is an exhibit to the Fund's registration statement filed with the Securities and Exchange Commission and can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. You can obtain information about the hours of operation of the Public Reference Room by calling the SEC at 1.202.942.8090. The Code of Ethics can also be viewed as part of the Fund's registration statement on the SEC's EDGAR database at the
SEC's Internet website at http://www.sec.gov. Copies may be obtained, after
                          ------------------
paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov., or by writing to the SEC's Public Reference
         -------------------
Section, Washington, D.C. 20549-0102.

      The Investment Advisory Agreement.  The Manager provides investment advisory and management services to the Fund under an investment advisory agreement between the Manager and the Fund. The Manager selects securities for the Fund's portfolio and handles its day-to-day business. The portfolio managers of the Fund are employed by the Manager and are the persons who are principally responsible for the day-to-day management of the Fund's portfolio. Other members of the Manager's Fixed-Income Portfolio Team provide the portfolio managers with counsel and support in managing the Fund's portfolio.

      The agreement requires the Manager, at its expense, to provide the Fund with adequate office space, facilities and equipment. It also requires the
Manager to provide and supervise the activities of all administrative and clerical personnel required to provide effective administration for the Fund.
Those responsibilities include the compilation and maintenance of records with respect to its operations, the preparation and filing of specified reports, and composition of proxy materials and registration statements for continuous public sale of shares of the Fund.

      The Fund pays expenses not expressly assumed by the Manager under the advisory agreement. The advisory agreement lists examples of expenses paid by the Fund. The major categories relate to interest, taxes, brokerage commissions, fees to certain Trustees, legal and audit expenses, custodian and transfer agent expenses, share issuance costs, certain printing and registration costs and non-recurring expenses, including litigation costs.
The management fees paid by the Fund to the Manager are calculated at the rates described in the Prospectus, which are applied to the assets of the
Fund as a whole. The fees are allocated to each class of shares based upon the relative proportion of the Fund's net assets represented by that class.

-------------------------------------------------------------------------------
 Fiscal Year ended 9/30:     Management Fees Paid to OppenheimerFunds, Inc.
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
           1998                                $44,320,889
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
           1999                                $43,449,103
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
           2000                                $37,135,552
-------------------------------------------------------------------------------

      The investment advisory agreement states that in the absence of willful misfeasance, bad faith, gross negligence in the performance of its duties or reckless disregard of its obligations and duties under the investment advisory agreement, the Manager is not liable for any loss the Fund sustains by reason of good faith errors or omissions on its part with respect to any of its duties under the agreement.

      The agreement permits the Manager to act as investment adviser for any other person, firm or corporation and to use the name "Oppenheimer" in connection with other investment companies for which it may act as investment adviser or general distributor. If the Manager shall no longer act as investment adviser to the Fund, the Manager may withdraw the right of the
Fund to use the name "Oppenheimer" as part of its name.

Brokerage Policies of the Fund

Brokerage Provisions of the Investment Advisory Agreement.  One of the duties of the Manager under the investment advisory agreement is to arrange the portfolio transactions for the Fund.  The advisory agreement contains provisions relating to the employment of broker-dealers to effect the Fund's portfolio transactions.  The Manager is authorized by the advisory agreement to employ broker-dealers, including "affiliated" brokers, as that term is defined in the Investment Company Act. The Manager may employ broker-dealers that the Manager thinks, in its best judgment based on all relevant factors, will implement the policy of the Fund to obtain, at reasonable expense, the
"best execution" of the Fund's portfolio transactions. "Best execution" means prompt and reliable execution at the most favorable price obtainable. The
Manager need not seek competitive commission bidding. However, it is expected to be aware of the current rates of eligible brokers and to minimize the concessions paid to the extent consistent with the interests and policies of the Fund as established by its Board of Trustees.

      Under the investment advisory agreement, the Manager may select brokers
(other than affiliates) that provide brokerage and/or research services for the Fund and/or the other accounts over which the Manager or its affiliates have investment discretion.  The concessions paid to such brokers may be higher than another qualified broker would charge, if the Manager makes a good faith determination that the concession is fair and reasonable in relation to the services provided. Subject to those considerations, as a factor in selecting brokers for the Fund's portfolio transactions, the
Manager may also consider sales of shares of the Fund and other investment companies for which the Manager or an affiliate serves as investment adviser.

Brokerage Practices Followed by the Manager.  The Manager allocates brokerage for the Fund subject to the provisions of the investment advisory agreement and the procedures and rules described above. Generally, the Manager's portfolio traders allocate brokerage based upon recommendations from the
Manager's portfolio managers.  In certain instances, portfolio managers may directly place trades and allocate brokerage. In either case, the Manager's executive officers supervise the allocation of brokerage.

      Transactions in securities other than those for which an exchange is the primary market are generally done with principals or market makers.  In transactions on foreign exchanges, the Fund may be required to pay fixed brokerage commissions and therefore would not have the benefit of negotiated commissions available in U.S. markets.  Brokerage commissions are paid primarily for transactions in listed securities or for certain fixed-income agency transactions in the secondary market. Otherwise brokerage commissions are paid only if it appears likely that a better price or execution can be obtained by doing so.  In an option transaction, the Fund ordinarily uses the same broker for the purchase or sale of the option and any transaction in the securities to which the option relates.

      Other funds advised by the Manager have investment policies similar to those of the Fund. Those other funds may purchase or sell the same securities as the Fund at the same time as the Fund, which could affect the supply and price of the securities.  If two or more funds advised by the Manager purchase the same security on the same day from the same dealer, the transactions under those combined orders are averaged as to price and allocated in accordance with the purchase or sale orders actually placed for each account.

      Most purchases of debt obligations are principal transactions at net prices.  Instead of using a broker for those transactions, the Fund normally deals directly with the selling or purchasing principal or market maker unless the Manager determines that a better price or execution can be obtained by using the services of a broker.  Purchases of portfolio securities from underwriters include a commission or concession paid by the issuer to the underwriter.  Purchases from dealers include a spread between the bid and asked prices.  The Fund seeks to obtain prompt execution of these orders at the most favorable net price.

      The investment advisory agreement permits the Manager to allocate brokerage for research services. The investment research services provided by a particular broker may be useful only to one or more of the advisory accounts of the Manager and its affiliates. The investment research received for the commissions of those other accounts may be useful both to the Fund and one or more of the Manager's other accounts.  Investment research may be supplied to the Manager by a third party at the instance of a broker through which trades are placed.

      Investment research services include information and analysis on particular companies and industries as well as market or economic trends and portfolio strategy, market quotations for portfolio evaluations, information systems, computer hardware and similar products and services. If a research service also assists the Manager in a non-research capacity (such as bookkeeping or other administrative functions), then only the percentage or component that
provides assistance to the Manager in the investment decision-making process may be paid in concession dollars.

      The Board of Trustees permits the Manager to use stated commissions on secondary fixed-income agency trades to obtain research if the broker represents to the Manager that: (i) the trade is not from or for the broker's own inventory, (ii) the trade was executed by the broker on an agency basis at the stated commission, and (iii) the trade is not a riskless principal transaction. The Board of Trustees permits the Manager to use concessions on fixed-price offerings to obtain research, in the same manner as is permitted for agency transactions.

      The research services provided by brokers broadens the scope and supplements the research activities of the Manager. That research provides additional views and comparisons for consideration, and helps the Manager to obtain market information for the valuation of securities that are either held in the Fund's portfolio or are being considered for purchase.  The
Manager provides information to the Board about the concessions paid to brokers furnishing such services, together with the Manager's representation that the amount of such concessions was reasonably related to the value or benefit of such services.

-------------------------------------------------------------------------------
 Fiscal Year Ended 9/30:      Total Brokerage Concessions Paid by the Fund1
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
           1998                                $1,119,6302
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
           1999                                 $759,438
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
           2000                                 $613,416
-------------------------------------------------------------------------------
1.    Amounts do not include spreads or concessions on principal  transactions on a net trade basis.
2.    In the fiscal year ended 9/30/00,  the amount of  transactions  directed to brokers for  research  services  was  $44,470,882  and the amount of the concessions paid to broker-dealers for those services was $10,856.

                        Distribution and Service Plans

The Distributor.  Under its General Distributor's Agreement with the Fund, the Distributor acts as the Fund's principal underwriter in the continuous public offering of the different classes of shares of the Fund. The
Distributor bears the expenses normally attributable to sales, including advertising and the cost of printing and mailing prospectuses, other than those furnished to existing shareholders. The Distributor is not obligated to sell a specific number of shares.  Expenses normally attributable to sales are borne by the Distributor.

      The compensation paid to (or retained by) the Distributor from the sale of shares or on the redemption of shares during the Fund's three most recent fiscal years is shown in the table below. Class N shares were not publicly offered during the Fund's fiscal year's depicted and therefore are not included in any of the charts located in this section of the Statement of
Additional Information.

-------------------------------------------------------------------------------
Fiscal    Aggregate     Class A       Concessions   Concessions   Concessions
          Front-End     Front-End
          Sales         Sales         on Class A    on Class B    on Class C
Year      Charges on    Charges       Shares        Shares        Shares
Ended     Class A       Retained by   Advanced by   Advanced by   Advanced by
9/30:     Shares        Distributor   Distributor1  Distributor1  Distributor1
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
  1998     $20,863,625   $5,846,580    $1,019,515    $46,878,475   $3,717,936
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
  1999     $9,786,050    $2,971,4172    $547,997     $22,420,501   $1,887,953
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
  2000     $6,173,003    $1,819,326     $552,196     $12,335,300   $1,143,559
-------------------------------------------------------------------------------
1.    The  Distributor  advances  concession  payments  to dealers for certain sales of Class A shares  and for sales of Class B and  Class C shares  from its own resources at the time of sale.
2.    Includes amounts  retained by a broker-dealer  that is an affiliate or a parent of the distributor.

-------------------------------------------------------------------------------
Fiscal      Class A Contingent    Class B Contingent     Class C Contingent
            Deferred Sales        Deferred Sales         Deferred Sales
Year  Ended Charges Retained by   Charges Retained by    Charges Retained by
9/30        Distributor           Distributor            Distributor
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
   2000            $43,938              $9,806,665             $152,556
-------------------------------------------------------------------------------

Distribution and Service Plans.  The Fund has adopted a Service Plan for
Class A shares and Distribution and Service Plans for Class B, Class C and
Class N shares under Rule 12b-1 of the Investment Company Act. Under those plans the Fund pays the Distributor for all or a portion of its costs incurred in connection with the distribution and/or servicing of the shares of the particular class

      Each plan has been approved by a vote of the Board of Trustees, including a majority of the Independent Trustees2, cast in person at a meeting called for the purpose of voting on that plan.

    Under the plans, the Manager and the Distributor may make payments to affiliates and, in their sole discretion, from time to time, may use their own resources (at no direct cost to the Fund) to make payments to brokers, dealers or other financial institutions for distribution and administrative services they perform.  The Manager may use its profits from the advisory fee it receives from the Fund. In their sole discretion, the Distributor and the
Manager may increase or decrease the amount of payments they make from their own resources to plan recipients.

      Unless a plan is terminated as described below, the plan continues in effect from year to year but only if the Fund's Board of Trustees and its
Independent Trustees specifically vote annually to approve its continuance.
Approval must be by a vote cast in person at a meeting called for the purpose of voting on continuing the plan. A plan may be terminated at any time by the vote of a majority of the Independent Trustees or by the vote of the holders of a "majority" (as defined in the Investment Company Act) of the outstanding shares of that class.

      The Board of Trustees and the Independent Trustees must approve all material amendments to a plan. An amendment to increase materially the amount of payments to be made under a plan must be approved by shareholders of the class affected by the amendment.  Because Class B shares of the Fund automatically convert into Class A shares after six years, the Fund must obtain the approval of both Class A and Class B shareholders for a proposed material amendment to the Class A Plan that would materially increase payments under the Plan.  That approval must be by a "majority" (as defined in the Investment Company Act) of the shares of each Class, voting separately by class.

      While the plans are in effect, the Treasurer of the Fund shall provide separate written reports on the plans to the Board of Trustees at least quarterly for its review. The Reports shall detail the amount of all payments made under a plan and the purpose for which the payments were made. Those reports are subject to the review and approval of the Independent Trustees.

      Each plan states that while it is in effect, the selection and nomination of those Trustees of the Fund who are not "interested persons" of the Fund is committed to the discretion of the Independent Trustees.  This does not prevent the involvement of others in the selection and nomination process as long as the final decision as to selection or nomination is approved by a majority of the Independent Trustees.

      Under the plans for a class, no payment will be made to any recipient in any quarter in which the aggregate net asset value of all Fund shares of that class held by the recipient for itself and its customers does not exceed a minimum amount, if any, that may be set from time to time by a majority of the Independent Trustees. The Board of Trustees has set no minimum amount of assets to qualify for payments under the plans.

      |X|               Class A Service Plan Fees. Under the Class A service
plan, the Distributor currently uses the fees it receives from the Fund to pay brokers, dealers and other financial institutions (they are referred to as "recipients") for personal services and account maintenance services they provide for their customers who hold Class A shares. The services include, among others, answering customer inquiries about the Fund, assisting in establishing and maintaining accounts in the Fund, making the Fund's investment plans available and providing other services at the request of the
Fund or the Distributor. While the plan permits the Board to authorize payments to the Distributor to reimburse itself for services under the plan, the Board has not yet done so. The Distributor makes payments to plan recipients quarterly at an annual rate not to exceed 0.25% of the average annual net assets consisting of Class A shares held in the accounts of the recipients or their customers.

      For the fiscal period ended September 30, 2000 payments under the Class
A Plan totaled $8,644,812 all of which was paid by the Distributor to recipients. That included $593,262 paid to an affiliate of the Distributor's parent company.  Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent years. The Distributor may not use payments received under the
Class A Plan to pay any of its interest expenses, carrying charges, or other financial costs, or allocation of overhead.

      |X|   Class B Class C and Class N Service and Distribution Plan Fees.
Under each plan, service fees and distribution fees are computed on the average of the net asset value of shares in the respective class, determined as of the close of each regular business day during the period. Each plan provides for the Distributor to be compensated at a flat rate, whether the
Distributor's distribution expenses are more or less than the amounts paid by the Fund under the plan during the period for which the fee is paid. The types of services that recipients provide are similar to the services provided under the Class A service plan, described above.

      Each Plan permits the Distributor to retain both the asset-based sales charges and the service fees or to pay recipients the service fee on a quarterly basis, without payment in advance.  However, the Distributor currently intends to pay the service fee to recipients in advance for the first year after Class B and Class C shares are purchased.  After the first year Class B or Class C shares are outstanding, after their purchase, the
Distributor makes service fee payments quarterly on those shares.  The advance payment is based on the net asset value of shares sold. Shares purchased by exchange do not qualify for the advance service fee payment. If
Class B, Class C or Class N shares are redeemed during the first year after their purchase, the recipient of the service fees on those shares will be obligated to repay the Distributor a pro rata portion of the advance payment of the service fee made on those shares.

      The asset-based sales charge and service fees increase Class B and
Class C expenses by 1.00% and the asset-based sales charge increases Class N expenses by 0.25% of the net assets per year of the respective class.

      The Distributor retains the asset-based sales charge on Class B and
Class N shares. The Distributor retains the asset-based sales charge on Class
C shares during the first year the shares are outstanding. It pays the asset-based sales charge as an ongoing concession to the recipient on Class C shares outstanding for a year or more. If a dealer has a special agreement with the Distributor, the Distributor will pay the Class B, Class C and/or
Class N service fee and the asset-based sales charge to the dealer quarterly in lieu of paying the sales concessions and service fee in advance at the time of purchase.

         The asset-based sales charges on Class B, Class C and Class N shares allow investors to buy shares without a front-end sales charge while allowing the Distributor to compensate dealers that sell those shares. The Fund pays the asset-based sales charges to the Distributor for its services rendered in distributing each class of shares. The payments are made to the Distributor in recognition that the Distributor:
o     pays sales concessions to authorized brokers and dealers at the time of sale and pays service fees as described above,
o     may finance payment of sales concessions and/or the advance of the service fee payment to recipients under the plans, or may provide such financing from its own resources or from the resources of an affiliate,
o     employs personnel to support distribution of Class B, Class C and Class
   N shares, and
o     bears the costs of sales literature, advertising and prospectuses
   (other than those furnished to current shareholders) and state "blue sky"
   registration fees and certain other distribution expenses.

      The Distributor's actual expenses in selling Class B, Class C and Class
N shares may be more than the payments it receives from the contingent deferred sales charges collected on redeemed shares and from the Fund under the plans.  If either the Class B, Class C or Class N plan is terminated by the Fund, the Board of Trustees may allow the Fund to continue payments of the asset-based sales charge to the Distributor for distributing shares before the plan was terminated.

---------------------------------------------------------------------------------

     Distribution Fees Paid to the Distributor for the Year Ended 9/30/00*

---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Class:        Total          Amount         Distributor's       Distributor's
                                                                Unreimbursed
                                            Aggregate           Expenses as %
              Payments       Retained by    Unreimbursed        of Net Assets
              Under Plan     Distributor    Expenses Under Plan of Class
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Class B Plan   $29,118,403    $22,962,3721     $115,225,276          4.46%
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Class C Plan    $5,693,277    $1,249,9992       $12,233,391          2.23%
---------------------------------------------------------------------------------
1.    Includes  $169,291  paid to an  affiliate  of the  Distributor's  parent company.
2.    Includes  $95,523  paid  to an  affiliate  of the  Distributor's  parent company.
* The  Fund  did not  offer  Class N  Shares  during  its  fiscal  year  ended
September 30, 2000.

      All payments under the Class B, Class C and Class N plans are subject to the limitations imposed by the Conduct Rules of the National Association of Securities Dealers, Inc. on payments of asset-based sales charges and service fees.

Performance of the Fund

Explanation of Performance Terminology. The Fund uses a variety of terms to illustrate its performance. These terms include "standardized yield," "dividend yield," "average annual total return," "cumulative total return," "average annual total return at net asset value" and "total return at net asset value."
An explanation of how yields and total returns are calculated is set forth below. The charts below show the Fund's performance as of the Fund's most recent fiscal year end. You can obtain current performance information by calling the Fund's Transfer Agent at 1.800.525.7048 or by visiting the
OppenheimerFunds Internet web site at http://www.oppenheimerfunds.com.

      The Fund's illustrations of its performance data in advertisements must comply with rules of the Securities and Exchange Commission. Those rules describe the types of performance data that may be used and how it is to be calculated. In general, any advertisement by the Fund of its performance data must include the average annual total returns for the advertised class of shares of the Fund. Those returns must be shown for the 1-, 5- and 10-year periods (or the life of the class, if less) ending as of the most recently ended calendar quarter prior to the publication of the advertisement (or its submission for publication).  Certain types of yields may also be shown, provided that they are accompanied by standardized average annual total returns.

      Use of standardized performance calculations enables an investor to compare the Fund's performance to the performance of other funds for the same periods.  However, a number of factors should be considered before using the
Fund's performance information as a basis for comparison with other investments:
o     Yields and total returns measure the performance of a hypothetical account in the Fund over various periods and do not show the performance of each shareholder's account. Your account's performance will vary from the model performance data if your dividends are received in cash, or you buy or sell shares during the period, or you bought your shares at a different time and price than the shares used in the model.
o     The Fund's performance returns do not reflect the effect of taxes on dividends and capital gains distributions.
o     An investment in the Fund is not insured by the FDIC or any other government agency.
o     The principal value of the Fund's shares, and its yields and total returns are not guaranteed and normally will fluctuate on a daily basis.
o     When an investor's shares are redeemed, they may be worth more or less than their original cost.
o     Yields and total returns for any given past period represent historical performance information and are not, and should not be considered, a prediction of future yields or returns.

      The performance of each class of shares is shown separately, because the performance of each class of shares will usually be different. That is because of the different kinds of expenses each class bears. The yields and total returns of each class of shares of the Fund are affected by market conditions, the quality of the Fund's investments, the maturity of those investments, the types of investments the Fund holds, and its operating expenses that are allocated to the particular class.

|X|   Yields. The Fund uses a variety of different yields to illustrate its current returns. Each class of shares calculates its yield separately because of the different expenses that affect each class.

o     Standardized Yield.  The "standardized yield" (sometimes referred to just as "yield") is shown for a class of shares for a stated 30-day period.
It is not based on actual distributions paid by the Fund to shareholders in the 30-day period, but is a hypothetical yield based upon the net investment income from the Fund's portfolio investments for that period.  It may therefore differ from the "dividend yield" for the same class of shares, described below.

      Standardized yield is calculated using the following formula set forth in rules adopted by the Securities and Exchange Commission, designed to assure uniformity in the way that all funds calculate their yields:

------------------------------------------------------------------------------
                               [OBJECT OMITTED]
------------------------------------------------------------------------------
      The symbols above represent the following factors:
      a =  dividends and interest earned during the 30-day period.
      b =  expenses accrued for the period (net of any expense assumptions).
      c =  the average daily number of shares of that class outstanding during the 30-day period that were entitled to receive dividends.
      d =  the maximum offering price per share of that class on the last day of the period, adjusted for undistributed net investment income.

      The standardized yield for a particular 30-day period may differ from the yield for other periods.  The SEC formula assumes that the standardized yield for a 30-day period occurs at a constant rate for a six-month period and is annualized at the end of the six-month period.  Additionally, because each class of shares is subject to different expenses, it is likely that the standardized yields of the Fund's classes of shares will differ for any
30-day period.
o     Dividend Yield.  The Fund may quote a "dividend yield" for each class of its shares. Dividend yield is based on the dividends paid on a class of shares during the actual dividend period. To calculate dividend yield, the dividends of a class declared during a stated period are added together, and the sum is multiplied by 12 (to annualize the yield) and divided by the maximum offering price on the last day of the dividend period.  The formula is shown below:

  Dividend Yield = dividends paid x 12/maximum offering price (payment date)

      The maximum offering price for Class A shares includes the current maximum initial sales charge.  The maximum offering price for Class B, Class
C and Class N shares is the net asset value per share, without considering the effect of contingent deferred sales charges. There is no sales charge on
Class Y shares.  The Class A dividend yield may also be quoted without deducting the maximum initial sales charge.
-------------------------------------------------------------------------------
            The Fund's Yields for the 30-Day Periods Ended 9/30/00
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Class of          Standardized Yield                 Dividend Yield
Shares
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
                Without         After         Without            After
                 Sales          Sales          Sales             Sales
                Charge         Charge          Charge            Charge
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Class A         10.94%         10.40%          9.74%             9.27%
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Class B         10.15%           N/A           8.91%              N/A
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Class C         10.18%           N/A           8.96%              N/A
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Class Y         11.54%           N/A           10.06%             N/A
-------------------------------------------------------------------------------
* The  Fund  did not  offer  Class N  Shares  during  its  fiscal  year  ended
September 30, 2000.

      |X|   Total Return Information.  There are different types of "total returns" to measure the Fund's performance. Total return is the change in value of a hypothetical investment in the Fund over a given period, assuming that all dividends and capital gains distributions are reinvested in additional shares and that the investment is redeemed at the end of the period. Because of differences in expenses for each class of shares, the total returns for each class are separately measured. The cumulative total return measures the change in value over the entire period (for example, ten years). An average annual total return shows the average rate of return for each year in a period that would produce the cumulative total return over the entire period. However, average annual total returns do not show actual year-by-year performance. The Fund uses standardized calculations for its total returns as prescribed by the SEC. The methodology is discussed below.

      In calculating total returns for Class A shares, the current maximum sales charge of 4.75% (as a percentage of the offering price) is deducted from the initial investment ("P") (unless the return is shown without sales charge, as described below).  For Class B shares, payment of the applicable contingent deferred sales charge is applied, depending on the period for which the return is shown: 5.0% in the first year, 4.0% in the second year,
3.0% in the third and fourth years, 2.0% in the fifth year, 1.0% in the sixth year and none thereafter. For Class C shares, the 1% contingent deferred sales charge is deducted for returns for the 1-year period. For Class N shares, the 1% contingent deferred sales charge is deducted for returns for the 1-year and life-of-class periods as applicable. There is no sales charge on Class Y shares.

o     Average Annual Total Return.  The "average annual total return" of each class is an average annual compounded rate of return for each year in a specified number of years.  It is the rate of return based on the change in value of a hypothetical initial investment of $1,000 ("P" in the formula below) held for a number of years ("n" in the formula) to achieve an Ending
Redeemable Value ("ERV" in the formula) of that investment, according to the following formula:

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                                   [OBJECT OMITTED]
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o     Cumulative Total Return.  The "cumulative total return" calculation measures the change in value of a hypothetical investment of $1,000 over an entire period of years.  Its calculation uses some of the same factors as average annual total return, but it does not average the rate of return on an annual basis.  Cumulative total return is determined as follows:

------------------------------------------------------------------------------
                               [OBJECT OMITTED]
------------------------------------------------------------------------------
------------------------------------------------------------------------------
o     Total Returns at Net Asset Value.  From time to time the Fund may also quote a cumulative or an average annual total return "at net asset value"
(without deducting sales charges) for each class of shares.  Each is based on the difference in net asset value per share at the beginning and the end of the period for a hypothetical investment in that class of shares (without considering front-end or contingent deferred sales charges) and takes into consideration the reinvestment of dividends and capital gains distributions.
------------------------------------------------------------------------------

---------------------------------------------------------------------------------
             The Fund's Total Returns for the Periods Ended 9/30/00
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Class of  Cumulative Total              Average Annual Total Returns
          Returns (10 years
Shares    or Life of Class)
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
                                  1-Year            5-Year          10-Year
                                    (or              (or              (or
                              life-of-class)    life-of-class)   life-of-class)
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
          After     Without  After    Without  After   Without  After   Without
          Sales     Sales    Sales    Sales    Sales   Sales    Sales   Sales
          Charge    Charge   Charge   Charge   Charge  Charge   Charge  Charge
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------

 Class A  118.49%1 129.39%1    1.13%    6.18%    5.71%    6.74%  8.13%1   8.66%1

---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
 Class B   69.87%2  69.87%2    0.54%    5.37%    5.65%    5.93%  7.00%2   7.00%2
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
 Class C   37.28%3  37.28%3    4.43%    5.39%   5.90%3   5.90%3 6.11%3   6.11%3
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
 Class Y   9.12%4     9.12%4    6.55%    6.55%  3.31%4   3.31%4   N/A     N/A
---------------------------------------------------------------------------------

1. Inception of Class A:      10/16/89
2. Inception of Class B:      11/30/92.  Because  Class B  shares  convert  to
   Class  A  shares  72  months  after  purchase,   Class  B   "life-of-class"
   performance does not include any contingent  deferred sales charge and uses
   Class A performance for the period after conversion.
3. Inception of Class C:      5/26/95
4. Inception of Class Y:      1/26/98

* The  Fund  did not  offer  Class N  Shares  during  its  fiscal  year  ended
September 30, 2000.

Other Performance  Comparisons.  The Fund compares its performance annually to that of an  appropriate  broadly-based  market  index in its Annual  Report to shareholders.  You can obtain that  information  by  contacting  the  Transfer
Agent  at the  addresses  or  telephone  numbers  shown  on the  cover of this
Statement  of   Additional   Information.   The  Fund  may  also  compare  its
performance to that of other  investments,  including  other mutual funds,  or use rankings of its performance by independent  ranking entities.  Examples of these performance comparisons are set forth below.

      |X|   Lipper  Rankings.  From  time to time  the Fund  may  publish  the ranking  of the  performance  of its  classes  of shares by Lipper  Analytical
Services,   Inc.  Lipper  is  a  widely-recognized   independent  mutual  fund
monitoring  service.  Lipper monitors the performance of regulated  investment companies,  including  the  Fund,  and ranks  their  performance  for  various periods in  categories  based on  investment  styles.  The Lipper  performance rankings are based on total returns that include the  reinvestment  of capital gain  distributions  and income  dividends  but do not take  sales  charges or taxes into consideration.  Lipper also publishes  "peer-group"  indices of the performance  of all mutual  funds in a category  that it monitors and averages of the performance of the funds in particular categories.

      |X|   Morningstar Ratings and Rankings. From time to time the Fund may publish the ranking and/or star rating of the performance of its classes of shares by Morningstar, Inc., an independent mutual fund monitoring service.
Morningstar rates and ranks mutual funds in broad investment categories:
domestic stock funds, international stock funds, taxable bond funds and municipal bond funds. The Fund is included in the intermediate government fund category.

      Morningstar proprietary star ratings reflect historical risk-adjusted total investment return. Investment return measures a fund's (or class's)
one-, three-, five- and ten-year average annual total returns (depending on the inception of the fund or class) in excess of 90-day U.S. Treasury bill returns after considering the fund's sales charges and expenses.  Risk is measured by a fund's (or class's) performance below 90-day U.S. Treasury bill returns.  Risk and investment return are combined to produce star ratings reflecting performance relative to the other funds in the fund's category.
Five stars is the "highest" ranking (top 10% of funds in a category), four stars is "above average" (next 22.5%), three stars is "average" (next 35%), two stars is "below average" (next 22.5%) and one star is "lowest" (bottom
10%).  The current star rating is the fund's (or class's) overall rating, which is the fund's 3-year rating or its combined 3- and 5-year ranking
(weighted 60%/40% respectively), or its combined 3-, 5-, and 10-year rating
(weighted 40%/30%/30%, respectively), depending on the inception date of the fund (or class). Ratings are subject to change monthly.

      The Fund may also compare its total return ranking to that of other funds in its Morningstar category, in addition to its star rating.  Those total return rankings are percentages from one percent to one hundred percent and are not risk-adjusted.  For example, if a fund is in the 94th percentile, that means that 94% of the funds in the same category performed better than it did.

      |X|   Performance Rankings and Comparisons by Other Entities and
Publications.  From time to time the Fund may include in its advertisements and sales literature performance information about the Fund cited in newspapers and other periodicals such as The New York Times, The Wall Street
Journal, Barron's, or similar publications. That information may include performance quotations from other sources, including Lipper and Morningstar.
The performance of the Fund's classes of shares may be compared in publications to the performance of various market indices or other investments, and averages, performance rankings or other benchmarks prepared by recognized mutual fund statistical services.

      Investors may also wish to compare the returns on the Fund's share classes to the return on fixed-income investments available from banks and thrift institutions. Those include certificates of deposit, ordinary interest-paying checking and savings accounts, and other forms of fixed or variable time deposits, and various other instruments such as Treasury bills.
However, the Fund's returns and share price are not guaranteed or insured by the FDIC or any other agency and will fluctuate daily, while bank depository obligations may be insured by the FDIC and may provide fixed rates of return.
Repayment of principal and payment of interest on Treasury securities is backed by the full faith and credit of the U.S. government.

      From time to time, the Fund may publish rankings or ratings of the
Manager or Transfer Agent, and of the investor services provided by them to shareholders of the Oppenheimer funds, other than performance rankings of the
Oppenheimer funds themselves.  Those ratings or rankings of shareholder and investor services by third parties may include comparisons of their services to those provided by other mutual fund families selected by the rating or ranking services. They may be based upon the opinions of the rating or ranking service itself, using its research or judgment, or based upon surveys of investors, brokers, shareholders or others.

      From time to time the Fund may include in its advertisements and sales literature the total return performance of a hypothetical investment account that includes shares of the fund and other Oppenheimer funds. The combined account may be part of an illustration of an asset allocation model or similar presentation. The account performance may combine total return performance of the Fund and the total return performance of other Oppenheimer funds included in the account. Additionally, from time to time, the Fund's advertisements and sales literature may include, for illustrative or comparative purposes, statistical data or other information about general or specific market and economic conditions. That may include, for example,
o     information about the performance of certain securities or commodities markets or segments of those markets,
o     information about the performance of the economies of particular countries or regions,
o     the earnings of companies included in segments of particular industries, sectors, securities markets, countries or regions,
o     the availability of different types of securities or offerings of securities,
o     information relating to the gross national or gross domestic product of the United States or other countries or regions,
o     comparisons of various market sectors or indices to demonstrate performance, risk, or other characteristics of the Fund.

A B O U T  Y O U R  A C C O U N T

How to Buy Shares

Additional information is presented below about the methods that can be used to buy shares of the Fund. Appendix C contains more information about the special sales charge arrangements offered by the Fund, and the circumstances in which sales charges may be reduced or waived for certain classes of investors.

AccountLink.  When shares are purchased through AccountLink, each purchase must be at least $25.  Shares will be purchased on the regular business day the Distributor is instructed to initiate the Automated Clearing House
("ACH") transfer to buy the shares.  Dividends will begin to accrue on shares purchased with the proceeds of ACH transfers on the business day the Fund receives federal funds for the purchase through the ACH system before the close of The New York Stock Exchange. The Exchange normally closes at 4:00
P.M., but may close earlier on certain days.  If Federal Funds are received on a business day after the close of the Exchange, the shares will be purchased and dividends will begin to accrue on the next regular business day.  The proceeds of ACH transfers are normally received by the Fund 3 days after the transfers are initiated.  The Distributor and the Fund are not responsible for any delays in purchasing shares resulting from delays in ACH transmissions.

Reduced Sales Charges.  As discussed in the Prospectus, a reduced sales charge rate may be obtained for Class A shares under Right of Accumulation and Letters of Intent because of the economies of sales efforts and reduction in expenses realized by the Distributor, dealers and brokers making such sales.  No sales charge is imposed in certain other circumstances described in Appendix C to this Statement of Additional Information because the
Distributor or dealer or broker incurs little or no selling expenses.

      |X|   Right of Accumulation. To qualify for the lower sales charge rates that apply to larger purchases of Class A shares, you and your spouse can add together:
o     Class A, Class B and Class N shares you purchase for your individual accounts (including IRAs and 403(b) plans), or for your joint accounts, or for trust or custodial accounts on behalf of your children who are minors, and
o     Current purchases of Class A, Class B and Class N shares of the Fund and other Oppenheimer funds to reduce the sales charge rate that applies to current purchases of Class A shares, and
o     Class A, Class B and Class N shares of Oppenheimer funds you previously purchased subject to an initial or contingent deferred sales charge to reduce the sales charge rate for current purchases of Class A shares, provided that you still hold your investment in one of the Oppenheimer funds.

      A fiduciary can count all shares purchased for a trust, estate or other fiduciary account (including one or more employee benefit plans of the same employer) that has multiple accounts. The Distributor will add the value, at current offering price, of the shares you previously purchased and currently own to the value of current purchases to determine the sales charge rate that applies. The reduced sales charge will apply only to current purchases. You must request it when you buy shares.

|X|   The Oppenheimer Funds.  The Oppenheimer funds are those mutual funds for which the Distributor acts as the distributor or the sub-distributor and currently include the following:

Oppenheimer Bond Fund                     Oppenheimer  Main Street Growth & Income
                                          Fund

Oppenheimer California Municipal Fund     Oppenheimer Main Street Opportunity Fund
Oppenheimer Capital Appreciation Fund     Oppenheimer Main Street Small Cap Fund
Oppenheimer Capital Preservation Fund     Oppenheimer MidCap Fund
Oppenheimer Capital Income Fund           Oppenheimer Mid Cap Value Fund
Oppenheimer Champion Income Fund          Oppenheimer Multi-Cap Value Fund
Oppenheimer Convertible Securities Fund   Oppenheimer Multiple Strategies Fund
Oppenheimer Developing Markets Fund       Oppenheimer Municipal Bond Fund
Oppenheimer Disciplined Allocation Fund   OSM1 - Mercury Advisors S&P 500 Index
                                          OSM1 -  Mercury  Advisors  Focus  Growth
Oppenheimer Value Fund                    Fund
Oppenheimer Discovery Fund                Oppenheimer New York Municipal Fund
Oppenheimer Emerging Growth Fund          Oppenheimer New Jersey Municipal Fund
Oppenheimer Emerging Technologies Fund    Oppenheimer Pennsylvania Municipal Fund
Oppenheimer Enterprise Fund               OSM1 - QM Active Balanced Fund
Oppenheimer Europe Fund                   Oppenheimer Quest Balanced Value Fund
                                          Oppenheimer  Quest  Capital  Value Fund,
Oppenheimer Florida Municipal Fund        Inc.
                                          Oppenheimer  Quest  Global  Value  Fund,
OSM1- Gartmore Millennium Growth Fund     Inc.
Oppenheimer Global Fund                   Oppenheimer Quest Opportunity Value Fund
Oppenheimer Global Growth & Income Fund   Oppenheimer Quest Small Cap Fund
Oppenheimer Gold & Special Minerals Fund  Oppenheimer Quest Value Fund, Inc.
Oppenheimer Growth Fund                   Oppenheimer Real Asset Fund
Oppenheimer High Yield Fund               OSM1 - Salomon Brothers Capital Fund
Oppenheimer Intermediate Municipal Fund   Oppenheimer Senior Floating Rate Fund
Oppenheimer International Bond Fund       Oppenheimer Strategic Income Fund
Oppenheimer International Growth Fund     Oppenheimer Total Return Fund, Inc.
Oppenheimer  International  Small Company
Fund                                      Oppenheimer Trinity Core Fund
OSM1 -Jennison Growth Fund                Oppenheimer Trinity Growth Fund
Oppenheimer Large Cap Growth Fund         Oppenheimer Trinity Value Fund
Oppenheimer Limited-Term Government Fund  Oppenheimer U.S. Government Trust
                                          Limited-Term New York Municipal Fund
and the following money market funds:     Rochester Fund Municipals
Centennial America Fund, L. P.            Centennial New York Tax Exempt Trust
Centennial California Tax Exempt Trust    Centennial Tax Exempt Trust
Centennial Government Trust               Oppenheimer Cash Reserves
Centennial Money Market Trust             Oppenheimer Money Market Fund, Inc.

1. "OSM" is Oppenheimer Select Managers

      There is an initial sales charge on the purchase of Class A shares of each of the Oppenheimer funds except the money market funds. Under certain circumstances described in this Statement of Additional Information, redemption proceeds of certain money market fund shares may be subject to a contingent deferred sales charge.

Letters of Intent.  Under a Letter of Intent, if you purchase Class A shares or Class A and Class B shares of the Fund and other Oppenheimer funds during a 13-month period, you can reduce the sales charge rate that applies to your purchases of Class A shares.  The total amount of your intended purchases of both Class A and Class B shares will determine the reduced sales charge rate for the Class A shares purchased during that period.  You can include purchases made up to 90 days before the date of the Letter.

      A Letter of Intent is an investor's statement in writing to the
Distributor of the intention to purchase Class A shares or Class A and Class
B shares of the Fund (and other Oppenheimer funds) during a 13-month period
(the "Letter of Intent period"). At the investor's request, this may include purchases made up to 90 days prior to the date of the Letter.  The Letter states the investor's intention to make the aggregate amount of purchases of shares which, when added to the investor's holdings of shares of those funds, will equal or exceed the amount specified in the Letter.  Purchases made by reinvestment of dividends or distributions of capital gains and purchases made at net asset value without sales charge do not count toward satisfying the amount of the Letter.

      A Letter enables an investor to count the Class A and Class B shares purchased under the Letter to obtain the reduced sales charge rate on purchases of Class A shares of the Fund (and other Oppenheimer funds) that applies under the Right of Accumulation to current purchases of Class A shares.  Each purchase of Class A shares under the Letter will be made at the offering price (including the sales charge) that applies to a single lump-sum purchase of shares in the amount intended to be purchased under the Letter.

      In submitting a Letter, the investor makes no commitment to purchase shares. However, if the investor's purchases of shares within the Letter of
Intent period, when added to the value (at offering price) of the investor's holdings of shares on the last day of that period, do not equal or exceed the intended purchase amount, the investor agrees to pay the additional amount of sales charge applicable to such purchases. That amount is described in "Terms of Escrow," below (those terms may be amended by the Distributor from time to time).  The investor agrees that shares equal in value to 5% of the intended purchase amount will be held in escrow by the Transfer Agent subject to the
Terms of Escrow.  Also, the investor agrees to be bound by the terms of the
Prospectus, this Statement of Additional Information and the Application used for a Letter of Intent. If those terms are amended, as they may be from time to time by the Fund, the investor agrees to be bound by the amended terms and that those amendments will apply automatically to existing Letters of Intent.

      If the total eligible purchases made during the Letter of Intent period do not equal or exceed the intended purchase amount, the concessions previously paid to the dealer of record for the account and the amount of sales charge retained by the Distributor will be adjusted to the rates applicable to actual total purchases.  If total eligible purchases during the
Letter of Intent period exceed the intended purchase amount and exceed the amount needed to qualify for the next sales charge rate reduction set forth in the Prospectus, the sales charges paid will be adjusted to the lower rate.
That adjustment will be made only if and when the dealer returns to the
Distributor the excess of the amount of concessions allowed or paid to the dealer over the amount of concessions that apply to the actual amount of purchases.  The excess concessions returned to the Distributor will be used to purchase additional shares for the investor's account at the net asset value per share in effect on the date of such purchase, promptly after the
Distributor's receipt thereof.

      The Transfer Agent will not hold shares in escrow for purchases of shares of the Fund and other Oppenheimer funds by OppenheimerFunds prototype
401(k) plans under a Letter of Intent. If the intended purchase amount under a Letter of Intent entered into by an OppenheimerFunds prototype 401(k) plan is not purchased by the plan by the end of the Letter of Intent period, there will be no adjustment of concessions paid to the broker-dealer or financial institution of record for accounts held in the name of that plan.

      In determining the total amount of purchases made under a Letter, shares redeemed by the investor prior to the termination of the Letter of
Intent period will be deducted.  It is the responsibility of the dealer of record and/or the investor to advise the Distributor about the Letter in placing any purchase orders for the investor during the Letter of Intent period.  All of such purchases must be made through the Distributor.

      |X|   Terms of Escrow That Apply to Letters of Intent.

         1. Out of the initial purchase (or subsequent purchases if necessary) made pursuant to a Letter, shares of the Fund equal in value up to
5% of the intended purchase amount specified in the Letter shall be held in escrow by the Transfer Agent.  For example, if the intended purchase amount is $50,000, the escrow shall be shares valued in the amount of $2,500
(computed at the public offering price adjusted for a $50,000 purchase).  Any dividends and capital gains distributions on the escrowed shares will be credited to the investor's account.

         2.  If the total minimum investment specified under the Letter is completed within the thirteen-month Letter of Intent period, the escrowed shares will be promptly released to the investor.
         3. If, at the end of the thirteen-month Letter of Intent period the total purchases pursuant to the Letter are less than the intended purchase amount specified in the Letter, the investor must remit to the Distributor an amount equal to the difference between the dollar amount of sales charges actually paid and the amount of sales charges which would have been paid if the total amount purchased had been made at a single time.  That sales charge adjustment will apply to any shares redeemed prior to the completion of the
Letter.  If the difference in sales charges is not paid within twenty days after a request from the Distributor or the dealer, the Distributor will, within sixty days of the expiration of the Letter, redeem the number of escrowed shares necessary to realize such difference in sales charges.  Full and fractional shares remaining after such redemption will be released from escrow.  If a request is received to redeem escrowed shares prior to the payment of such additional sales charge, the sales charge will be withheld from the redemption proceeds.

         4. By signing the Letter, the investor irrevocably constitutes and appoints the Transfer Agent as attorney-in-fact to surrender for redemption any or all escrowed shares.

         5. The shares eligible for purchase under the Letter (or the holding of which may be counted toward completion of a Letter) include:
(a)   Class A shares sold with a front-end sales charge or subject to a Class
                 A contingent deferred sales charge,
(b)   Class B shares of other Oppenheimer funds acquired subject to a contingent deferred sales charge, and
(c)   Class A or Class B shares acquired by exchange of either (1) Class A shares of one of the other Oppenheimer funds that were
                 acquired subject to a Class A initial or contingent deferred sales charge or (2) Class B shares of one of the other
                 Oppenheimer funds that were acquired subject to a contingent deferred sales charge.

         6. Shares held in escrow hereunder will automatically be exchanged for shares of another fund to which an exchange is requested, as described in the section of the Prospectus entitled "How to Exchange Shares" and the escrow will be transferred to that other fund.

Asset Builder Plans.  To establish an Asset Builder Plan to buy shares directly from a bank account, you must enclose a check (the minimum is $25)
for the initial purchase with your application.  Shares purchased by Asset
Builder Plan payments from bank accounts are subject to the redemption restrictions for recent purchases described in the Prospectus.  Asset Builder
Plans are available only if your bank is an ACH member.  Asset Builder Plans may not be used to buy shares for OppenheimerFunds employer-sponsored qualified retirement accounts.  Asset Builder Plans also enable shareholders of Oppenheimer Cash Reserves to use their fund account to make monthly automatic purchases of shares of up to four other Oppenheimer funds.

      If you make payments from your bank account to purchase shares of the
Fund, your bank account will be debited automatically.  Normally the debit will be made two business days prior to the investment dates you selected on your Application.  Neither the Distributor, the Transfer Agent nor the Fund
shall be responsible for any delays in purchasing shares that result from delays in ACH transmissions.

      Before you establish Asset Builder payments, you should obtain a prospectus of the selected fund(s) from your financial advisor (or the
Distributor) and request an application from the Distributor.  Complete the application and return it.  You may change the amount of your Asset Builder payment or you can terminate these automatic investments at any time by writing to the Transfer Agent.  The Transfer Agent requires a reasonable period (approximately 10 days) after receipt of your instructions to implement them.  The Fund reserves the right to amend, suspend, or discontinue offering Asset Builder plans at any time without prior notice.
Retirement Plans. Certain types of Retirement Plans are entitled to purchase shares of the Fund without sales charge or at reduced sales charge rates, as described in Appendix C to this Statement of Additional Information. Certain special sales charge arrangements described in that Appendix apply to retirement plans whose records are maintained on a daily valuation basis by
Merrill Lynch Pierce Fenner & Smith, Inc. or an independent record keeper that has a contract or special arrangement with Merrill Lynch. If on the date the plan sponsor signed the Merrill Lynch record keeping service agreement the plan has less than $3 million in assets (other than assets invested in money market funds) invested in applicable investments, then the retirement plan may purchase only Class B shares of the Oppenheimer funds. Any retirement plans in that category that currently invest in Class B shares of the Fund will have their Class B shares converted to Class A shares of the
Fund when the plan's applicable investments reach $5 million.

Cancellation of Purchase Orders.  Cancellation of purchase orders for the
Fund's shares (for example, when a purchase check is returned to the Fund unpaid) causes a loss to be incurred when the net asset value of the Fund's shares on the cancellation date is less than on the purchase date. That loss is equal to the amount of the decline in the net asset value per share multiplied by the number of shares in the purchase order. The investor is responsible for that loss. If the investor fails to compensate the Fund for the loss, the Distributor will do so. The Fund may reimburse the Distributor for that amount by redeeming shares from any account registered in that investor's name, or the Fund or the Distributor may seek other redress.

Classes of Shares. Each class of shares of the Fund represents an interest in the same portfolio of investments of the Fund.  However, each class has different shareholder privileges and features. The net income attributable to
Class B, Class C and Class N shares and the dividends payable on Class B,
Class C shares and Class N shares will be reduced by incremental expenses borne solely by that class. Those expenses include the asset-based sales charges to which Class B, Class C and Class N shares are subject.

      The availability of different classes of shares permits an investor to choose the method of purchasing shares that is more appropriate for the investor. That may depend on the amount of the purchase, the length of time the investor expects to hold shares, and other relevant circumstances. Class
A shares normally are sold subject to an initial sales charge. While Class B,
Class C and Class N shares have no initial sales charge, the purpose of the deferred sales charge and asset-based sales charge on Class B, Class C and
Class N shares is the same as that of the initial sales charge on Class A shares - to compensate the Distributor and brokers, dealers and financial institutions that sell shares of the Fund A salesperson who is entitled to receive compensation from his or her firm for selling Fund shares may receive different levels of compensation for selling one class of shares rather than another.

      The Distributor will not accept any order in the amount of $500,000 or more for Class B shares or $1 million or more for Class C shares on behalf of a single investor (not including dealer "street name" or omnibus accounts).
That is because generally it will be more advantageous for that investor to purchase Class A shares of the Fund.

      |X|   Class B Conversion. Under current interpretations of applicable federal income tax law by the Internal Revenue Service, the conversion of
Class B shares to Class A shares after six years is not treated as a taxable event for the shareholder. If those laws or the IRS interpretation of those laws should change, the automatic conversion feature may be suspended. In that event, no further conversions of Class B shares would occur while that suspension remained in effect.  Although Class B shares could then be exchanged for Class A shares on the basis of relative net asset value of the two classes, without the imposition of a sales charge or fee, such exchange could constitute a taxable event for the holder, and absent such exchange,
Class B shares might continue to be subject to the asset-based sales charge for longer than six years.

      |X|   Availability of Class N Shares.  In addition to the description of the types of retirement plans which may purchase Class N shares contained in the prospectus, Class N shares also are offered to the following:
o     to all rollover IRAs,
o     to all direct rollovers from OppenheimerFunds-sponsored Pinnacle and
            Ascender retirement plans,
o     to all trustee-to-trustee IRA transfers,
o     to all 90-24 type 403(b) transfers,
o     to Group Retirement Plans (as defined in Appendix _ to this Statement of Additional Information) which have entered into a special agreement with the Distributor for that purpose,
o     to Retirement Plans qualified under Sections 401(a) or 401(k) of the
            Internal Revenue Code, the recordkeeper or the plan sponsor for which has entered into a special agreement with the Distributor,
o     to Retirement Plans of a plan sponsor where the aggregate assets of all such plans invested in the Oppenheimer funds is $500,000 or more,
o     to OppenheimerFunds-sponsored Ascender 401(k) plans that pay for the purchase with the redemption proceeds of Class A shares of one or more Oppenheimer funds.

      |X|   Allocation of Expenses.  The Fund pays expenses related to its daily operations, such as custodian fees, Trustees' fees, transfer agency fees, legal fees and auditing costs.  Those expenses are paid out of the
Fund's assets and are not paid directly by shareholders.  However, those expenses reduce the net asset value of shares, and therefore are indirectly borne by shareholders through their investment.

      The methodology for calculating the net asset value, dividends and distributions of the Fund's share classes recognizes two types of expenses.
General expenses that do not pertain specifically to any one class are allocated pro rata to the shares of all classes. The allocation is based on the percentage of the Fund's total assets that is represented by the assets of each class, and then equally to each outstanding share within a given class.  Such general expenses include management fees, legal, bookkeeping and audit fees, printing and mailing costs of shareholder reports, Prospectuses,
Statements of Additional Information and other materials for current shareholders, fees to unaffiliated Trustees, custodian expenses, share issuance costs, organization and start-up costs, interest, taxes and brokerage concessions, and non-recurring expenses, such as litigation costs.

      Other expenses that are directly attributable to a particular class are allocated equally to each outstanding share within that class.  Examples of such expenses include distribution and  service plan (12b-1) fees, transfer and shareholder servicing agent fees and expenses and shareholder meeting expenses (to the extent that such expenses pertain only to a specific class).

Determination of Net Asset Values Per Share.  The net asset values per share of each class of shares of the Fund are determined as of the close of business of The New York Stock Exchange on each day that the Exchange is open. The calculation is done by dividing the value of the Fund's net assets attributable to a class by the number of shares of that class that are outstanding.  The Exchange normally closes at 4:00 P.M., New York time, but may close earlier on some other days (for example, in case of weather emergencies or on days falling before a holiday).  The Exchange's most recent annual announcement (which is subject to change) states that it will close on
New Year's Day, Presidents' Day, Martin Luther King, Jr. Day, Good Friday,
Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas
Day.  It may also close on other days.

      Dealers other than Exchange members may conduct trading in certain securities on days on which the Exchange is closed (including weekends and
U.S. holidays) or after 4:00 P.M. on a regular business day.  The Fund's net asset values will not be calculated on those days and the values of some of the Fund's portfolio securities may change significantly on those days, when shareholders may not purchase or redeem shares.  Additionally, trading on
European and Asian stock exchanges and over-the-counter markets normally is completed before the close of The New York Stock Exchange.

      Changes in the values of securities traded on foreign exchanges or markets as a result of events that occur after the prices of those securities are determined, but before the close of The New York Stock Exchange, will not be reflected in the Fund's calculation of its net asset values that day unless the Manager determines that the event is likely to effect a material change in the value of the security. The Manager may make that determination, under procedures established by the Board.

|X|   Securities Valuation.  The Fund's Board of Trustees has established procedures for the valuation of the Fund's securities. In general those procedures are as follows:
o     Equity securities traded on a U.S. securities exchange or on NASDAQ are valued as follows:
(1)   if last sale information is regularly reported, they are valued at the last reported sale price on the principal exchange on which they are traded or on NASDAQ, as applicable, on that day, or
(2)   if last sale information is not available on a valuation date, they are valued at the last reported sale price preceding the
                 valuation date if it is within the spread of the closing
                 "bid" and "asked" prices on the valuation date or, if not, at the closing "bid" price on the valuation date.
o     Equity securities traded on a foreign securities exchange generally are valued in one of the following ways:
(1)   at the last sale price available to the pricing service approved by the
                 Board of Trustees, or
(2)   at the last sale price obtained by the Manager from the report of the principal exchange on which the security is traded at its
                 last trading session on or immediately before the valuation date, or
(3)   at the mean between the "bid" and "asked" prices obtained from the principal exchange on which the security is traded or, on
                 the basis of reasonable inquiry, from two market makers in the security.
o     Long-term debt securities having a remaining maturity in excess of 60 days are valued based on the mean between the "bid" and "asked" prices determined by a portfolio pricing service approved by the Fund's Board of
Trustees or obtained by the Manager from two active market makers in the security on the basis of reasonable inquiry.
o     The following securities are valued at the mean between the "bid" and
"asked" prices determined by a pricing service approved by the Fund's Board of Trustees or obtained by the Manager from two active market makers in the security on the basis of reasonable inquiry:
(1)   debt instruments that have a maturity of more than 397 days when issued,
(2)   debt instruments that had a maturity of 397 days or less when issued and have a remaining maturity of more than 60 days, and
(3)   non-money market debt instruments that had a maturity of 397 days or less when issued and which have a remaining maturity of 60 days or less.
o     The following securities are valued at cost, adjusted for amortization of premiums and accretion of discounts:
(1)   money market debt securities held by a non-money market fund that had a maturity of less than 397 days when issued that have a
                 remaining maturity of 60 days or less, and
(2)   debt instruments held by a money market fund that have a remaining maturity of 397 days or less.
o     Securities (including restricted securities) not having
readily-available market quotations are valued at fair value determined under the Board's procedures.  If the Manager is unable to locate two market makers willing to give quotes, a security may be priced at the mean between the
"bid" and "asked" prices provided by a single active market maker (which in certain cases may be the "bid" price if no "asked" price is available).

      In the case of U.S. government securities, mortgage-backed securities, corporate bonds and foreign government securities, when last sale information is not generally available, the Manager may use pricing services approved by the Board of Trustees. The pricing service may use "matrix" comparisons to the prices for comparable instruments on the basis of quality, yield and maturity. Other special factors may be involved (such as the tax-exempt status of the interest paid by municipal securities).  The Manager will monitor the accuracy of the pricing services. That monitoring may include comparing prices used for portfolio valuation to actual sales prices of selected securities.

      The closing prices in the London foreign exchange market on a particular business day that are provided to the Manager by a bank, dealer or pricing service that the Manager has determined to be reliable are used to value foreign currency, including forward contracts, and to convert to U.S.
dollars securities that are denominated in foreign currency.

      Puts, calls, and futures are valued at the last sale price on the principal exchange on which they are traded or on NASDAQ, as applicable, as determined by a pricing service approved by the Board of Trustees or by the
Manager.  If there were no sales that day, they shall be valued at the last sale price on the preceding trading day if it is within the spread of the closing "bid" and "asked" prices on the principal exchange or on NASDAQ on the valuation date. If not, the value shall be the closing bid price on the principal exchange or on NASDAQ on the valuation date.  If the put, call or future is not traded on an exchange or on NASDAQ, it shall be valued by the mean between "bid" and "asked" prices obtained by the Manager from two active market makers. In certain cases that may be at the "bid" price if no "asked"
price is available.

      When the Fund writes an option, an amount equal to the premium received is included in the Fund's Statement of Assets and Liabilities as an asset. An equivalent credit is included in the liability section.  The credit is adjusted ("marked-to-market") to reflect the current market value of the option. In determining the Fund's gain on investments, if a call or put written by the Fund is exercised, the proceeds are increased by the premium received.  If a call or put written by the Fund expires, the Fund has a gain in the amount of the premium. If the Fund enters into a closing purchase transaction, it will have a gain or loss, depending on whether the premium received was more or less than the cost of the closing transaction.  If the
Fund exercises a put it holds, the amount the Fund receives on its sale of the underlying investment is reduced by the amount of premium paid by the
Fund.

How to Sell Shares

Information on how to sell shares of the Fund is stated in the Prospectus.
The information below provides additional information about the procedures and conditions for redeeming shares.

Checkwriting.  When a check is presented to the Bank for clearance, the Bank will ask the Fund to redeem a sufficient number of full and fractional shares in the shareholder's account to cover the amount of the check.  This enables the shareholder to continue receiving dividends on those shares until the check is presented to the Fund.  Checks may not be presented for payment at the offices of the Bank or the Fund's custodian.  This limitation does not affect the use of checks for the payment of bills or to obtain cash at other banks.  The Fund reserves the right to amend, suspend or discontinue offering checkwriting privileges at any time without prior notice.
      In choosing to take advantage of the Checkwriting privilege, by signing the Account Application or by completing a Checkwriting card, each individual who signs:
(1)   for individual accounts, represents that they are the registered owner(s) of the shares of the Fund in that account;
(2)   for accounts for corporations, partnerships, trusts and other entities, represents that they are an officer, general partner, trustee or other fiduciary or agent, as applicable, duly authorized to act on behalf of the registered owner(s);
(3)   authorizes the Fund, its Transfer Agent and any bank through which the
           Fund's drafts (checks) are payable to pay all checks drawn on the
           Fund account of such person(s) and to redeem a sufficient amount of shares from that account to cover payment of each check;
(4)   specifically acknowledges that if they choose to permit checks to be honored if there is a single signature on checks drawn against joint accounts, or accounts for corporations, partnerships, trusts or other entities, the signature of any one signatory on a check will be sufficient to authorize payment of that check and
           redemption from the account, even if that account is registered in the names of more than one person or more than one authorized signature appears on the Checkwriting card or the Application, as applicable;
(5)   understands that the Checkwriting privilege may be terminated or amended at any time by the Fund and/or the Fund's bank; and
(6)   acknowledges and agrees that neither the Fund nor its bank shall incur any liability for that amendment or termination of checkwriting privileges or for redeeming shares to pay checks reasonably believed by them to be genuine, or for returning or not paying checks that have not been accepted for any reason.
Sending Redemption Proceeds by Federal Funds Wire.  The Federal Funds wire of redemption proceeds may be delayed if the Fund's custodian bank is not open for business on a day when the Fund would normally authorize the wire to be made, which is usually the Fund's next regular business day following the redemption.  In those circumstances, the wire will not be transmitted until the next bank business day on which the Fund is open for business.  No dividends will be paid on the proceeds of redeemed shares awaiting transfer by Federal Funds wire.

Reinvestment Privilege.  Within six months of a redemption, a shareholder may reinvest all or part of the redemption proceeds of:
o     Class A shares purchased subject to an initial sales charge or Class A shares on which a contingent deferred sales charge was paid, or
o     Class B shares that were subject to the Class B contingent deferred sales charge when redeemed.

      The reinvestment may be made without sales charge only in Class A shares of the Fund or any of the other Oppenheimer funds into which shares of the Fund are exchangeable as described in "How to Exchange Shares" below.
Reinvestment will be at the net asset value next computed after the Transfer
Agent receives the reinvestment order.  The shareholder must ask the Transfer
Agent for that privilege at the time of reinvestment. This privilege does not apply to Class C, Class N or Class Y shares. The Fund may amend, suspend or cease offering this reinvestment privilege at any time as to shares redeemed after the date of such amendment, suspension or cessation.

      Any capital gain that was realized when the shares were redeemed is taxable, and reinvestment will not alter any capital gains tax payable on that gain.  If there has been a capital loss on the redemption, some or all of the loss may not be tax deductible, depending on the timing and amount of the reinvestment.  Under the Internal Revenue Code, if the redemption proceeds of Fund shares on which a sales charge was paid are reinvested in shares of the Fund or another of the Oppenheimer funds within 90 days of payment of the sales charge, the shareholder's basis in the shares of the
Fund that were redeemed may not include the amount of the sales charge paid.
That would reduce the loss or increase the gain recognized from the redemption.  However, in that case the sales charge would be added to the basis of the shares acquired by the reinvestment of the redemption proceeds.

Payments "In Kind". The Prospectus states that payment for shares tendered for redemption is ordinarily made in cash.  However, the Board of Trustees of the Fund may determine that it would be detrimental to the best interests of the remaining shareholders of the Fund to make payment of a redemption order wholly or partly in cash.  In that case, the Fund may pay the redemption proceeds in whole or in part by a distribution "in kind" of liquid securities from the portfolio of the Fund, in lieu of cash.

      The Fund has elected to be governed by Rule 18f-1 under the Investment
Company Act. Under that rule, the Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net assets of the Fund during any 90-day period for any one shareholder. If shares are redeemed in kind, the redeeming shareholder might incur brokerage or other costs in selling the securities for cash. The Fund will value securities used to pay redemptions in kind using the same method the Fund uses to value its portfolio securities described above under "Determination of Net Asset Values
Per Share." That valuation will be made as of the time the redemption price is determined.
Involuntary Redemptions. The Fund's Board of Trustees has the right to cause the involuntary redemption of the shares held in any account if the aggregate net asset value of those shares is less than $200 or such lesser amount as the Board may fix.  The Board will not cause the involuntary redemption of shares in an account if the aggregate net asset value of such shares has fallen below the stated minimum solely as a result of market fluctuations.
If the Board exercises this right, it may also fix the requirements for any notice to be given to the shareholders in question (not less than 30 days).
The Board may alternatively set requirements for the shareholder to increase the investment, or set other terms and conditions so that the shares would not be involuntarily redeemed.

Transfers of Shares.  A transfer of shares to a different registration is not an event that triggers the payment of sales charges. Therefore, shares are not subject to the payment of a contingent deferred sales charge of any class at the time of transfer to the name of another person or entity. It does not matter whether the transfer occurs by absolute assignment, gift or bequest, as long as it does not involve, directly or indirectly, a public sale of the shares.  When shares subject to a contingent deferred sales charge are transferred, the transferred shares will remain subject to the contingent deferred sales charge. It will be calculated as if the transferee shareholder had acquired the transferred shares in the same manner and at the same time as the transferring shareholder.

      If less than all shares held in an account are transferred, and some but not all shares in the account would be subject to a contingent deferred sales charge if redeemed at the time of transfer, the priorities described in the Prospectus under "How to Buy Shares" for the imposition of the Class B,
Class C and Class N contingent deferred sales charge will be followed in determining the order in which shares are transferred.

Distributions From Retirement Plans.  Requests for distributions from
OppenheimerFunds-sponsored IRAs, 403(b)(7) custodial plans, 401(k) plans or pension or profit-sharing plans should be addressed to "Trustee,
OppenheimerFunds Retirement Plans," c/o the Transfer Agent at its address listed in "How To Sell Shares" in the Prospectus or on the back cover of this
Statement of Additional Information.  The request must

(1)   state the reason for the distribution;
(2)   state the owner's awareness of tax penalties if the distribution is premature; and
(3)   conform to the requirements of the plan and the Fund's other redemption requirements.

      Participants (other than self-employed persons) in
OppenheimerFunds-sponsored pension or profit-sharing plans with shares of the
Fund held in the name of the plan or its fiduciary may not directly request redemption of their accounts.  The plan administrator or fiduciary must sign the request.

      Distributions from pension and profit sharing plans are subject to special requirements under the Internal Revenue Code and certain documents
(available from the Transfer Agent) must be completed and submitted to the
Transfer Agent before the distribution may be made.  Distributions from retirement plans are subject to withholding requirements under the Internal
Revenue Code, and IRS Form W-4P (available from the Transfer Agent) must be submitted to the Transfer Agent with the distribution request, or the distribution may be delayed.  Unless the shareholder has provided the
Transfer Agent with a certified tax identification number, the Internal
Revenue Code requires that tax be withheld from any distribution even if the shareholder elects not to have tax withheld.  The Fund, the Manager, the
Distributor, and the Transfer Agent assume no responsibility to determine whether a distribution satisfies the conditions of applicable tax laws and will not be responsible for any tax penalties assessed in connection with a distribution.

Special Arrangements for Repurchase of Shares from Dealers and Brokers.  The
Distributor is the Fund's agent to repurchase its shares from authorized dealers or brokers on behalf of their customers.  Shareholders should contact their broker or dealer to arrange this type of redemption. The repurchase price per share will be the net asset value next computed after the
Distributor receives an order placed by the dealer or broker. However, if the
Distributor receives a repurchase order from a dealer or broker after the close of The New York Stock Exchange on a regular business day, it will be processed at that day's net asset value if the order was received by the dealer or broker from its customers prior to the time the Exchange closes.
Normally, the Exchange closes at 4:00 P.M., but may do so earlier on some days. Additionally, the order must have been transmitted to and received by the Distributor prior to its close of business that day (normally 5:00
P.M.).

      Ordinarily, for accounts redeemed by a broker-dealer under this procedure, payment will be made within three business days after the shares have been redeemed upon the Distributor's receipt of the required redemption documents in proper form. The signature(s) of the registered owners on the redemption documents must be guaranteed as described in the Prospectus.

Automatic Withdrawal and Exchange Plans.  Investors owning shares of the Fund valued at $5,000 or more can authorize the Transfer Agent to redeem shares
(having a value of at least $50) automatically on a monthly, quarterly, semi-annual or annual basis under an Automatic Withdrawal Plan.  Shares will be redeemed three business days prior to the date requested by the shareholder for receipt of the payment.  Automatic withdrawals of up to
$1,500 per month may be requested by telephone if payments are to be made by check payable to all shareholders of record. Payments must also be sent to the address of record for the account and the address must not have been changed within the prior 30 days.  Required minimum distributions from
OppenheimerFunds-sponsored retirement plans may not be arranged on this basis.

      Payments are normally made by check, but shareholders having
AccountLink privileges (see "How To Buy Shares") may arrange to have
Automatic Withdrawal Plan payments transferred to the bank account designated on the Account Application or by signature-guaranteed instructions sent to the Transfer Agent.  Shares are normally redeemed pursuant to an Automatic
Withdrawal Plan three business days before the payment transmittal date you select in the Account Application.  If a contingent deferred sales charge applies to the redemption, the amount of the check or payment will be reduced accordingly.

      The Fund cannot guarantee receipt of a payment on the date requested.
The Fund reserves the right to amend, suspend or discontinue offering these plans at any time without prior notice. Because of the sales charge assessed on Class A share purchases, shareholders should not make regular additional
Class A share purchases while participating in an Automatic Withdrawal Plan.
Class B, Class C and Class N shareholders should not establish withdrawal plans, because of the imposition of the contingent deferred sales charge on such withdrawals (except where the contingent deferred sales charge is waived as described in Appendix C to this Statement of Additional Information.
      By requesting an Automatic Withdrawal or Exchange Plan, the shareholder agrees to the terms and conditions that apply to such plans, as stated
below.  These provisions may be amended from time to time by the Fund and/or the Distributor.  When adopted, any amendments will automatically apply to existing Plans.

      |X|   Automatic Exchange Plans.  Shareholders can authorize the
Transfer Agent to exchange a pre-determined amount of shares of the Fund for shares (of the same class) of other Oppenheimer funds automatically on a monthly, quarterly, semi-annual or annual basis under an Automatic Exchange
Plan.  The minimum amount that may be exchanged to each other fund account is
$25. Instructions should be provided on the OppenheimerFunds Application or signature-guaranteed instructions. Exchanges made under these plans are subject to the restrictions that apply to exchanges as set forth in "How to
Exchange Shares" in the Prospectus and below in this Statement of Additional
Information.

      |X|   Automatic Withdrawal Plans.  Fund shares will be redeemed as necessary to meet withdrawal payments.  Shares acquired without a sales charge will be redeemed first. Shares acquired with reinvested dividends and capital gains distributions will be redeemed next, followed by shares acquired with a sales charge, to the extent necessary to make withdrawal payments.  Depending upon the amount withdrawn, the investor's principal may be depleted.  Payments made under these plans should not be considered as a yield or income on your investment.

      The Transfer Agent will administer the investor's Automatic Withdrawal
Plan as agent for the shareholder(s) (the "Planholder") who executed the Plan authorization and application submitted to the Transfer Agent.  Neither the
Fund nor the Transfer Agent shall incur any liability to the Planholder for any action taken or not taken by the Transfer Agent in good faith to administer the Plan. Share certificates will not be issued for shares of the
Fund purchased for and held under the Plan, but the Transfer Agent will credit all such shares to the account of the Planholder on the records of the
Fund. Any share certificates held by a Planholder may be surrendered unendorsed to the Transfer Agent with the Plan application so that the shares represented by the certificate may be held under the Plan.

      For accounts subject to Automatic Withdrawal Plans, distributions of capital gains must be reinvested in shares of the Fund, which will be done at net asset value without a sales charge.  Dividends on shares held in the account may be paid in cash or reinvested.

      Shares will be redeemed to make withdrawal payments at the net asset value per share determined on the redemption date.  Checks or AccountLink payments representing the proceeds of Plan withdrawals will normally be transmitted three business days prior to the date selected for receipt of the payment, according to the choice specified in writing by the Planholder.
Receipt of payment on the date selected cannot be guaranteed.

      The amount and the interval of disbursement payments and the address to which checks are to be mailed or AccountLink payments are to be sent may be changed at any time by the Planholder by writing to the Transfer Agent.  The
Planholder should allow at least two weeks' time after mailing such notification for the requested change to be put in effect.  The Planholder may, at any time, instruct the Transfer Agent by written notice to redeem all, or any part of, the shares held under the Plan. That notice must be in proper form in accordance with the requirements of the then-current
Prospectus of the Fund. In that case, the Transfer Agent will redeem the number of shares requested at the net asset value per share in effect and will mail a check for the proceeds to the Planholder.
      The Planholder may terminate a Plan at any time by writing to the
Transfer Agent.  The Fund may also give directions to the Transfer Agent to terminate a Plan. The Transfer Agent will also terminate a Plan upon its receipt of evidence satisfactory to it that the Planholder has died or is legally incapacitated. Upon termination of a Plan by the Transfer Agent or the Fund, shares that have not been redeemed will be held in uncertificated form in the name of the Planholder. The account will continue as a dividend-reinvestment, uncertificated account unless and until proper instructions are received from the Planholder, his or her executor or guardian, or another authorized person.

      To use shares held under the Plan as collateral for a debt, the
Planholder may request issuance of a portion of the shares in certificated form.  Upon written request from the Planholder, the Transfer Agent will determine the number of shares for which a certificate may be issued without causing the withdrawal checks to stop. However, should such uncertificated shares become exhausted, Plan withdrawals will terminate.

      If the Transfer Agent ceases to act as transfer agent for the Fund, the
Planholder will be deemed to have appointed any successor transfer agent to act as agent in administering the Plan.

How to Exchange Shares

As stated in the Prospectus, shares of a particular class of Oppenheimer funds having more than one class of shares may be exchanged only for shares of the same class of other Oppenheimer funds.  Shares of Oppenheimer funds that have a single class without a class designation are deemed "Class A"
shares for this purpose. You can obtain a current list showing which funds offer which classes by calling the Distributor at 1.800.525.7048.
o     All of the Oppenheimer funds currently offer Class A, B and C shares except Oppenheimer Money Market Fund, Inc., Centennial Money Market
      Trust, Centennial Tax Exempt Trust, Centennial Government Trust,
      Centennial New York Tax Exempt Trust, Centennial California Tax Exempt
      Trust, and Centennial America Fund, L.P., which only offer Class A shares.
o     Class B, Class C and Class N shares of Oppenheimer Cash Reserves are generally available only by exchange from the same class of shares of other Oppenheimer funds or through OppenheimerFunds-sponsored 401(k)
      plans.
o     Only certain Oppenheimer funds currently offer Class Y shares. Class Y shares of Oppenheimer Real Asset Fund may not be exchanged for shares of any other fund.
o     Only certain Oppenheimer funds currently offer Class N shares, which are only offered to retirement plans as described in the Prospectus.
      Class N shares can be exchanged only for Class N shares of other
      Oppenheimer funds.
o     Class M shares of Oppenheimer Convertible Securities Fund may be exchanged only for Class A shares of other Oppenheimer funds. They may not be acquired by exchange of shares of any class of any other
      Oppenheimer funds except Class A shares of Oppenheimer Money Market
      Fund or Oppenheimer Cash Reserves acquired by exchange of Class M shares.
o     Class A shares of Senior Floating Rate Fund are not available by exchange of Class A shares of other Oppenheimer funds. Class A shares of Senior Floating Rate Fund that are exchanged for shares of the other
      Oppenheimer funds may not be exchanged back for Class A shares of
      Senior Floating Rate Fund.

o     Class X shares of Limited Term New York Municipal Fund can be exchanged only for Class B shares of other Oppenheimer funds and no exchanges may be made to Class X shares.
o     Shares of Oppenheimer Capital Preservation Fund may not be exchanged for shares of Oppenheimer Money Market Fund, Inc., Oppenheimer Cash
      Reserves or Oppenheimer Limited-Term Government Fund.  Only
      participants in certain retirement plans may purchase shares of
      Oppenheimer Capital Preservation Fund, and only those participants may exchange shares of other Oppenheimer funds for shares of Oppenheimer
      Capital Preservation Fund.
o     Class A shares of Oppenheimer Senior Floating Rate Fund are not available by exchange of shares of Oppenheimer Money Market Fund or
      Class A shares of Oppenheimer Cash Reserves. If any Class A shares of another Oppenheimer fund that are exchanged for Class A shares of
      Oppenheimer Senior Floating Rate Fund are subject to the Class A contingent deferred sales charge of the other Oppenheimer fund at the time of exchange, the holding period for that Class A contingent deferred sales charge will carry over to the Class A shares of
      Oppenheimer Senior Floating Rate Fund acquired in the exchange. The
      Class A shares of Oppenheimer Senior Floating Rate Fund acquired in that exchange will be subject to the Class A Early Withdrawal Charge of
      Oppenheimer Senior Floating Rate Fund if they are repurchased before the expiration of the holding period.
o     Class A, Class B, Class C and Class Y Shares of Oppenheimer Select
      Managers Mercury Advisors S&P Index Fund and Oppenheimer Select
      Managers QM Active Balanced Fund are only available to retirement plans and are available only by exchange from the same class of shares of other Oppenheimer funds held by retirement plans.

      Class A shares of Oppenheimer funds may be exchanged at net asset value for shares of any money market fund offered by the Distributor.  Shares of any money market fund purchased without a sales charge may be exchanged for shares of Oppenheimer funds offered with a sales charge upon payment of the sales charge. They may also be used to purchase shares of Oppenheimer funds subject to an early withdrawal charge or contingent deferred sales charge.

      Shares of Oppenheimer Money Market Fund, Inc. purchased with the redemption proceeds of shares of other mutual funds (other than funds managed by the Manager or its subsidiaries) redeemed within the 30 days prior to that purchase may subsequently be exchanged for shares of other Oppenheimer funds without being subject to an initial sales charge or contingent deferred sales charge. To qualify for that privilege, the investor or the investor's dealer must notify the Distributor of eligibility for this privilege at the time the shares of Oppenheimer Money Market Fund, Inc. are purchased.  If requested, they must supply proof of entitlement to this privilege.

                                                                  Shares of
the Fund acquired by reinvestment of dividends or distributions from any of the other Oppenheimer funds or from any unit investment trust for which reinvestment arrangements have been made with the Distributor may be exchanged at net asset value for shares of any of the Oppenheimer funds.

      The Fund may amend, suspend or terminate the exchange privilege at any time.  Although the Fund may impose these changes at any time, it will provide you with notice of those changes whenever it is required to do so by applicable law.  It may be required to provide 60 days notice prior to materially amending or terminating the exchange privilege.  That 60 day notice is not required in extraordinary circumstances.
      |X|   How Exchanges Affect Contingent Deferred Sales Charges. No
contingent deferred sales charge is imposed on exchanges of shares of any class purchased subject to a contingent deferred sales charge.  However, when
Class A shares acquired by exchange of Class A shares of other Oppenheimer funds purchased subject to a Class A contingent deferred sales charge are redeemed within 18 months of the end of the calendar month of the initial purchase of the exchanged Class A shares, the Class A contingent deferred sales charge is imposed on the redeemed shares. The Class B contingent deferred sales charge is imposed on Class B shares acquired by exchange if they are redeemed within 6 years of the initial purchase of the exchanged
Class B shares.  The Class C contingent deferred sales charge is imposed on
Class C shares acquired by exchange if they are redeemed within 12 months of the initial purchase of the exchanged Class C shares. With respect to class N shares, a 1% contingent deferred sales charge will be imposed if the retirement plan (not including IRAs and 403(b) plans) is terminated or Class
N shares of all Oppenheimer funds are terminated as an investment option of the plan and Class N shares are redeemed within 18 months after the plan's first purchase of Class N shares of any Oppenheimer fund or with respect to an individual retirement plan or 403(b) plan, Class N shares are redeemed within 18 months of the plan's first purchase of Class N shares of any
Oppenheimer fund.

      When Class B or Class C shares are redeemed to effect an exchange, the priorities described in "How To Buy Shares" in the Prospectus for the imposition of the Class B or the Class C contingent deferred sales charge will be followed in determining the order in which the shares are exchanged.
Before exchanging shares, shareholders should take into account how the exchange may affect any contingent deferred sales charge that might be imposed in the subsequent redemption of remaining shares.

      Shareholders owning shares of more than one class must specify which class of shares they wish to exchange.

      |X|   Limits on Multiple Exchange Orders. The Fund reserves the right to reject telephone or written exchange requests submitted in bulk by anyone on behalf of more than one account.  The Fund may accept requests for exchanges of up to 50 accounts per day from representatives of authorized dealers that qualify for this privilege.

      |X|   Telephone Exchange Requests. When exchanging shares by telephone, a shareholder must have an existing account in the fund to which the exchange is to be made. Otherwise, the investors must obtain a Prospectus of that fund before the exchange request may be submitted.  If all telephone lines are busy (which might occur, for example, during periods of substantial market fluctuations), shareholders might not be able to request exchanges by telephone and would have to submit written exchange requests.

      |X|   Processing Exchange Requests. Shares to be exchanged are redeemed on the regular business day the Transfer Agent receives an exchange request in proper form (the "Redemption Date").  Normally, shares of the fund to be acquired are purchased on the Redemption Date, but such purchases may be delayed by either fund up to five business days if it determines that it would be disadvantaged by an immediate transfer of the redemption proceeds.
The Fund reserves the right, in its discretion, to refuse any exchange request that may disadvantage it. For example, if the receipt of multiple exchange requests from a dealer might require the disposition of portfolio securities at a time or at a price that might be disadvantageous to the Fund, the Fund may refuse the request.

      When you exchange some or all of your shares from one fund to another, any special account feature such as an Asset Builder Plan or Automatic
Withdrawal Plan, will be switched to the new fund account unless you tell the
Transfer Agent not to do so.  However, special redemption and exchange features such as Automatic Exchange Plans and Automatic Withdrawal Plans
cannot be switched to an account in Oppenheimer Senior Floating Rate Fund.

      In connection with any exchange request, the number of shares exchanged may be less than the number requested if the exchange or the number requested would include shares subject to a restriction cited in the Prospectus or this
Statement of Additional Information, or would include shares covered by a share certificate that is not tendered with the request.  In those cases, only the shares available for exchange without restriction will be exchanged.

      The different Oppenheimer funds available for exchange have different investment objectives, policies and risks. A shareholder should assure that the fund selected is appropriate for his or her investment and should be aware of the tax consequences of an exchange.  For federal income tax purposes, an exchange transaction is treated as a redemption of shares of one fund and a purchase of shares of another.  "Reinvestment Privilege," above, discusses some of the tax consequences of reinvestment of redemption proceeds in such cases.  The Fund, the Distributor, and the Transfer Agent are unable to provide investment, tax or legal advice to a shareholder in connection with an exchange request or any other investment transaction.

Dividends, Capital Gains and Taxes

Dividends and Distributions. Dividends will be payable on shares held of record at the time of the previous determination of net asset value, or as otherwise described in "How to Buy Shares."  Daily dividends will not be declared or paid on newly purchased shares until such time as Federal Funds
(funds credited to a member bank's account at the Federal Reserve Bank) are available from the purchase payment for such shares.  Normally, purchase checks received from investors are converted to Federal Funds on the next business day.  Shares purchased through dealers or brokers normally are paid for by the third business day following the placement of the purchase order.

      Shares redeemed through the regular redemption procedure will be paid dividends through and including the day on which the redemption request is received by the Transfer Agent in proper form.  Dividends will be declared on shares repurchased by a dealer or broker for three business days following the trade date (that is, up to and including the day prior to settlement of the repurchase). If all shares in an account are redeemed, all dividends accrued on shares of the same class in the account will be paid together with the redemption proceeds.

      The Fund's practice of attempting to pay dividends on Class A shares at a constant level requires the Manager to monitor the Fund's portfolio and, if necessary, to select higher-yielding securities when it is deemed appropriate to seek income at the level needed to meet the target. Those securities must be within the Fund's investment parameters, however. The Fund expects to pay dividends at a targeted level from its net investment income and other distributable income without any impact on the net asset values per share.

      The Fund has no fixed dividend rate for Class B, Class C and Class N shares, and the rate can change for Class A shares. There can be no assurance as to the payment of any dividends or the realization of any capital gains.
The dividends and distributions paid by a class of shares will vary from time to time depending on market conditions, the composition of the Fund's portfolio, and expenses borne by the Fund or borne separately by a class.
Dividends are calculated in the same manner, at the same time, and on the same day for each class of shares. However, dividends on Class B, Class C and
Class N shares are expected to be lower than dividends on Class A shares.
That is because of the effect of the asset-based sales charge on Class B,
Class C and Class N shares. Those dividends will also differ in amount as a consequence of any difference in the net asset values of the different classes of shares.

      Dividends, distributions and proceeds of the redemption of Fund shares represented by checks returned to the Transfer Agent by the Postal Service as undeliverable will be invested in shares of Oppenheimer Money Market Fund,
Inc.  Reinvestment will be made as promptly as possible after the return of such checks to the Transfer Agent, to enable the investor to earn a return on otherwise idle funds. Unclaimed accounts may be subject to state escheatment laws, and the Fund and the Transfer Agent will not be liable to shareholders or their representatives for compliance with those laws in good faith.

Tax Status of the Fund's Dividends and Distributions.  The federal tax treatment of the Fund's dividends and capital gains distributions is briefly highlighted in the Prospectus.

          Special provisions of the Internal Revenue Code govern the eligibility of the Fund's dividends for the dividends-received deduction for corporate shareholders.  Long-term capital gains distributions are not eligible for the deduction.  The amount of dividends paid by the Fund that may qualify for the deduction is limited to the aggregate amount of qualifying dividends that the Fund derives from portfolio investments that the Fund has held for a minimum period, usually 46 days. A corporate shareholder will not be eligible for the deduction on dividends paid on Fund shares held for 45 days or less.  To the extent the Fund's dividends are derived from gross income from option premiums, interest income or short-term gains from the sale of securities or dividends from foreign corporations, those dividends will not qualify for the deduction.

      Under the Internal Revenue Code, by December 31 each year, the Fund must distribute 98% of its taxable investment income earned from January 1 through December 31 of that year and 98% of its capital gains realized in the period from November 1 of the prior year through October 31 of the current year. If it does not, the Fund must pay an excise tax on the amounts not distributed. It is presently anticipated that the Fund will meet those requirements. However, the Board of Trustees and the Manager might determine in a particular year that it would be in the best interests of shareholders for the Fund not to make such distributions at the required levels and to pay the excise tax on the undistributed amounts. That would reduce the amount of income or capital gains available for distribution to shareholders.

      The Fund intends to qualify as a "regulated investment company" under the Internal Revenue Code (although it reserves the right not to qualify).
That qualification enables the Fund to "pass through" its income and realized capital gains to shareholders without having to pay tax on them. This avoids a double tax on that income and capital gains, since shareholders normally will be taxed on the dividends and capital gains they receive from the Fund
(unless the Fund's shares are held in a retirement account or the shareholder is otherwise exempt from tax). If the Fund qualifies as a "regulated investment company" under the Internal Revenue Code, it will not be liable for Federal income taxes on amounts paid by it as dividends and distributions.  The Fund qualified as a regulated investment company in its last fiscal year.  The Internal Revenue Code contains a number of complex tests relating to qualification which the Fund might not meet in any particular year.  If it did not so qualify, the Fund would be treated for tax purposes as an ordinary corporation and receive no tax deduction for payments made to shareholders.

      If prior distributions made by the Fund must be re-characterized as a non-taxable return of capital at the end of the fiscal year as a result of the effect of the Fund's investment policies, they will be identified as such in notices sent to shareholders.

Dividend Reinvestment in Another Fund.  Shareholders of the Fund may elect to reinvest all dividends and/or capital gains distributions in shares of the same class of any of the other Oppenheimer funds listed above. Reinvestment will be made without sales charge at the net asset value per share in effect at the close of business on the payable date of the dividend or distribution.
To elect this option, the shareholder must notify the Transfer Agent in writing and must have an existing account in the fund selected for reinvestment. Otherwise the shareholder first must obtain a prospectus for that fund and an application from the Distributor to establish an account.
Dividends and/or distributions from shares of certain other Oppenheimer funds
(other than Oppenheimer Cash Reserves) may be invested in shares of this Fund on the same basis.

Additional Information About the Fund

The Distributor.  The Fund's shares are sold through dealers, brokers and other financial institutions that have a sales agreement with
OppenheimerFunds Distributor, Inc., a subsidiary of the Manager that acts as the Fund's Distributor.  The Distributor also distributes shares of the other
Oppenheimer funds and is sub-distributor for funds managed by a subsidiary of the Manager.

The Transfer Agent. OppenheimerFunds Services, the Fund's Transfer Agent, is
a division of the Manager. It is responsible for maintaining the Fund's shareholder registry and shareholder accounting records, and for paying dividends and distributions to shareholders. It also handles shareholder servicing and administrative functions. It serves as the Transfer Agent for an annual per account fee. It also acts as shareholder servicing agent for the other Oppenheimer funds.  Shareholders should direct inquiries about their accounts to the Transfer Agent at the address and toll-free numbers shown on the back cover.

The Custodian.  The Bank of New York is the custodian of the Fund's assets.
The custodian's responsibilities include safeguarding and controlling the
Fund's portfolio securities and handling the delivery of such securities to and from the Fund.  It will be the practice of the Fund to deal with the custodian in a manner uninfluenced by any banking relationship the custodian may have with the Manager and its affiliates.  The Fund's cash balances with the custodian in excess of $100,000 are not protected by federal deposit insurance.  Those uninsured balances at times may be substantial.

Independent Auditors.  Deloitte & Touche LLP are the independent auditors of the Fund. They audit the Fund's financial statements and perform other related audit services.  They also act as auditors for the Manager and for certain other funds advised by the Manager and its affiliates.

INDEPENDENT AUDITORS' REPORT

================================================================================
 THE BOARD OF TRUSTEES AND SHAREHOLDERS
 OF OPPENHEIMER STRATEGIC INCOME FUND:

 We have audited the accompanying statement of assets and liabilities of
 Oppenheimer Strategic Income Fund, including the statement of investments, as of September 30, 2000, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

    We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2000, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.
 We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of
 Oppenheimer Strategic Income Fund as of September 30, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

 DELOITTE & TOUCHE LLP

 Denver, Colorado
 October 20, 2000

--------------------------------------------------------------------------------
STATEMENT OF INVESTMENTS September 30, 2000
--------------------------------------------------------------------------------

                                                                                                 PRINCIPAL       MARKET VALUE
                                                                                                    AMOUNT         SEE NOTE 1
------------------------------------------------------------------------------------------------------------------------------

 ASSET-BACKED SECURITIES--2.1%
 American Money Management Corp., Commercial Debt Obligations,
 Sub. Bonds, Series I, Cl. D1, 13.602% 1/15/12(1)                                           $   10,000,000     $   10,140,000
------------------------------------------------------------------------------------------------------------------------------
 Ameriquest Finance Trust, Collateralized Mtg. Obligations:
 Series 1999-1, Cl. D, 9.75%, 3/25/29(1)                                                        14,463,474         13,884,936
 Series 2000-1, 8.50%, 8/17/01                                                                   2,943,727          2,895,892
------------------------------------------------------------------------------------------------------------------------------
 Block Mortgage Finance, Inc., Asset-Backed Certificates,
 Series 1999-1, Cl. A2, 6%, 4/27/20                                                             18,000,000         17,696,250
------------------------------------------------------------------------------------------------------------------------------
 Conseco Finance Securitizations Corp., Home Equity Loan Pass-Through
 Certificates, Series 1999-F, Cl. A3, 6.97%, 10/15/30                                           10,000,000          9,921,800
------------------------------------------------------------------------------------------------------------------------------
 Conseco Finance Securitizations Corp., Manufactured Housing Contract
 Sr. Sub. Pass-Through Certificates, Series 2000-2, Cl. M2, 10.32%, 12/1/30                      5,000,000          5,260,938
------------------------------------------------------------------------------------------------------------------------------
 DLJ Ltd., Collateralized Bond Obligations, Series 1A, Cl. C2, 11.96%, 4/15/11(1)               15,000,000         12,393,750
------------------------------------------------------------------------------------------------------------------------------
 Embarcadero Aircraft Securitization Trust Bonds, Series 2000-A,
 Cl. B, 7.72%, 8/15/25(1,2)                                                                      2,500,000          2,507,031
------------------------------------------------------------------------------------------------------------------------------
 Green Tree Financial Corp., Manufactured Housing Contract Sr. Sub.
 Pass-Through Certificates, Series 1997-5, Cl. M1, 6.95%, 5/15/29                                5,000,000          4,681,250
------------------------------------------------------------------------------------------------------------------------------
 Greenpoint Credit Manufactured Housing Contract Trust, Pass-Through
 Certificates, Series 2000-3, Cl. IM1, 9.01%, 6/20/31                                            5,214,000          5,373,679
------------------------------------------------------------------------------------------------------------------------------
 MBNA Master Credit Card Trust, Collateralized Mtg. Obligations,
 Series 2000-H, Cl. C, 7.82%, 1/15/13(1,2)                                                       5,000,000          5,000,000
------------------------------------------------------------------------------------------------------------------------------
 NC Finance Trust, Collateralized Mtg. Obligations, Series 1999-I,
 Cl. ECFD, 8.75%, 12/25/28                                                                      16,581,537         15,462,283
------------------------------------------------------------------------------------------------------------------------------
 Ocwen Capital Trust I, Collateralized Mtg. Obligations,
 Series 1999-OAC, Cl. 1, 9.50%, 4/27/29(1)                                                       6,868,443          6,387,652
------------------------------------------------------------------------------------------------------------------------------
 Option One Mortgage Trust, Collateralized Mtg. Obligations:
 Series 1999-1A, 10.06%, 3/26/29(1)                                                              7,027,118          6,796,541
 Series 1999-3, Cl. BB, 10.80%, 12/15/29                                                        10,162,115         10,041,440
------------------------------------------------------------------------------------------------------------------------------
 Salomon Brothers Mortgage Securities VII, Commercial Mtg.
 Pass-Through Certificates, Series 1998-1A, 5%, 11/25/27(1)                                      3,650,336          3,491,775
------------------------------------------------------------------------------------------------------------------------------
 SB Finance Trust, Mtg. Pass-Through Certificates, Series 1999-1,
 Cl. D, 10.50%, 6/25/29(1)                                                                       9,069,104          8,677,999
                                                                                                              ----------------
 Total Asset-Backed Securities (Cost $144,175,795)                                                                140,613,216

------------------------------------------------------------------------------------------------------------------------------
 CORPORATE LOANS--0.1%
 Telergy, Inc., Sr. Sec. Credit Facilities Term Loan, Tranche A, 6.66%,
 12/22/01(1,2) (Cost $8,822,384)                                                                 9,000,000          9,000,000

------------------------------------------------------------------------------------------------------------------------------
 MORTGAGE-BACKED OBLIGATIONS--30.6%
------------------------------------------------------------------------------------------------------------------------------
 GOVERNMENT AGENCY--20.7%
------------------------------------------------------------------------------------------------------------------------------
 FHLMC/FNMA/SPONSORED--18.6%
 Federal Home Loan Mortgage Corp., Collateralized Mtg. Obligations,
 Gtd. Multiclass Mtg. Participation Certificates:
 8%,10/15/30(3)                                                                                 37,500,000         38,039,250
 11.50%, 10/1/16                                                                                 1,918,914          2,091,847
 Series 1252, Cl. J, 8%, 5/15/22                                                                 7,000,000          7,249,340
 Series 1722, Cl. PJ, 6.50%, 7/15/23                                                             8,855,000          8,509,035
11 OPPENHEIMER STRATEGIC INCOME FUND 14 -------------------------------------------------------------------------------- STATEMENT OF INVESTMENTS Continued --------------------------------------------------------------------------------

                                                                                                 PRINCIPAL       MARKET VALUE
                                                                                                    AMOUNT         SEE NOTE 1
------------------------------------------------------------------------------------------------------------------------------

 FHLMC/FNMA/SPONSORED  Continued
 Federal Home Loan Mortgage Corp., Collateralized Mtg. Obligations,
 Gtd. Multiclass Mtg. Participation Certificates: Continued
 Series 2132, Cl. GA, 6.15%, 2/15/27                                                        $    1,717,271     $    1,651,792
 Series 2198, Cl. PG, 7%, 12/15/28                                                              12,000,000         11,700,000
 Series 2253, Cl. A, 7%, 9/15/30                                                                25,000,000         24,660,156
 Series 2256, Cl. AB, 7.50%, 9/29/30                                                            12,200,000         12,280,062
 Series 2256, Cl. BC, 7%, 9/15/30                                                               25,000,000         24,273,437
 Series 2257, Cl. B, 7%, 9/15/30                                                                12,000,000         11,628,750
------------------------------------------------------------------------------------------------------------------------------
 Federal Home Loan Mortgage Corp., Gtd. Multiclass
 Mtg. Participation Certificates:
 10%, 5/1/20                                                                                       950,098          1,011,855
 10.50%, 5/1/20                                                                                  2,091,602          2,250,418
 12%, 6/1/17                                                                                     4,004,036          4,443,199
 Series 2246, Cl. AJ, 7.50%, 4/15/27                                                            24,193,990         24,397,945
------------------------------------------------------------------------------------------------------------------------------
 Federal Home Loan Mortgage Corp., Gtd. Real Estate
 Mtg. Investment Conduit Pass-Through Certificates:
 Series 2250, Cl. A, 7%, 12/15/27                                                               16,632,530         16,434,936
 Series 2252, Cl. PE, 7.50%, 4/15/30                                                            20,000,000         19,553,125
 Series 2253, Cl. PH, 7.50%, 9/15/30                                                            14,213,800         14,160,498
------------------------------------------------------------------------------------------------------------------------------
 Federal Home Loan Mortgage Corp., Interest-Only Stripped
 Mtg.-Backed Security:
 Series 192, Cl. IO, 9.113%, 2/1/28(4)                                                         211,128,399         63,668,408
 Series 194, Cl. IO, 9.212%, 4/1/28(4)                                                         162,435,329         50,126,527
 Series 197, Cl. IO, 8.526%, 4/1/28(4)                                                         209,687,368         64,380,575
 Series 199, Cl. IO, 13.729%, 8/1/28(4)                                                        356,501,138        112,966,298
 Series 202, Cl. IO, 9.216%, 4/1/29(4)                                                         161,045,250         51,383,500
 Series 203, Cl. IO, 9.50%, 6/15/29(4)                                                          57,099,209         18,592,930
 Series 205, Cl. IO, 10.045%, 9/15/29(4)                                                        23,696,237          7,501,340
 Series 206, Cl. IO, 10.489%, 12/15/29(4)                                                       14,409,684          4,577,326
 Series 303, Cl. IO, 13.935%, 11/1/29(4)                                                        18,864,160          5,712,303
 Series 2030, Cl. PE, 10.83%, 2/15/28(4)                                                         9,336,178          3,425,210
 Series 2038, Cl. PM, 11.506%, 3/15/28(4)                                                       22,052,714          9,572,256
 Series 2052, Cl. IB, 10.683%, 4/15/28(4)                                                        4,291,000          2,146,841
------------------------------------------------------------------------------------------------------------------------------
 Federal Home Loan Mortgage Corp.,
 Mtg.-Backed Certificates, 10%, 4/1/20                                                           1,156,161          1,211,553
------------------------------------------------------------------------------------------------------------------------------
 Federal National Mortgage Assn.:
 6.50%, 1/1/29                                                                                   5,637,080          5,413,908
 6.50%, 10/25/13-10/25/28(3)                                                                   237,000,000        230,580,770
 7%, 10/25/27(3)                                                                               155,000,000        151,803,900
 7%, 9/25/29-12/25/29                                                                            8,755,782          8,577,896
 7.50%, 10/1/29(3)                                                                              11,500,000         11,471,250
 8%, 10/1/29(3)                                                                                160,000,000        162,100,800
 9.50%, 4/1/20-11/25/27                                                                            946,672            971,042
 10.50%, 10/1/19                                                                                   893,809            957,208
 11%, 10/15/15-2/1/26                                                                            2,461,967          2,701,364
 12%, 2/15/16                                                                                    1,612,642          1,795,565
 15%, 4/15/13                                                                                    1,434,692          1,691,904
------------------------------------------------------------------------------------------------------------------------------
 Federal National Mortgage Assn., Collateralized Mtg. Obligations,
 Gtd. Real Estate Mtg. Investment Conduit Pass-Through Certificates,
 Trust 1994-27, Cl. PH, 6.50%, 9/25/22                                                           4,045,000          3,977,974
------------------------------------------------------------------------------------------------------------------------------
 Federal National Mortgage Assn., Collateralized Mtg. Obligations,
 Trust 2000-31, Cl. PD, 7.50%, 10/25/30                                                         10,000,000          9,971,875
12 OPPENHEIMER STRATEGIC INCOME FUND 15

                                                                                                 PRINCIPAL       MARKET VALUE
                                                                                                    AMOUNT         SEE NOTE 1
------------------------------------------------------------------------------------------------------------------------------

 FHLMC/FNMA/SPONSORED  Continued
 Federal National Mortgage Assn., Interest-Only Stripped
 Mtg.-Backed Security:
 Trust 294, Cl. 2, 11.413%, 2/1/28(3,4)                                                     $   76,562,285     $   23,195,980
 Trust G93-15, Cl. JA, 12.683%, 4/25/23(4)                                                       5,184,412          1,390,045
                                                                                                              ----------------
                                                                                                                1,236,202,193

------------------------------------------------------------------------------------------------------------------------------
 GNMA/GUARANTEED--2.1%
 Government National Mortgage Assn.:
 6.50%, 2/20/29                                                                                 27,560,384         26,423,794
 7%, 1/15/28-8/15/28                                                                            34,610,136         34,103,455
 8%, 1/15/28-9/15/28                                                                            29,834,497         30,382,372
 12.50%, 12/15/13-11/15/15                                                                       9,065,510         10,180,206
 13%, 10/15/15                                                                                  13,219,087         15,065,529
 13.50%, 6/15/15                                                                                15,910,840         18,257,689
                                                                                                              ----------------
                                                                                                                  134,413,045

------------------------------------------------------------------------------------------------------------------------------
 PRIVATE--9.9%
------------------------------------------------------------------------------------------------------------------------------
 AGRICULTURAL--0.1%
 Prudential Agricultural Credit, Inc., Farmer Mac Agricultural Real Estate
 Trust Sr. Sub. Mtg. Pass-Through Certificates, Series 1992-2:
 Cl. B2, 9.677%, 1/15/03(1,2)                                                                    1,764,485          1,466,728
 Cl. B3, 9.406%, 4/15/09(1,2)                                                                    5,274,061          3,853,361
                                                                                                              ----------------
                                                                                                                    5,320,089

------------------------------------------------------------------------------------------------------------------------------
 COMMERCIAL--7.2%
 AMRESCO Commercial Mortgage Funding I Corp., Multiclass
 Mtg. Pass-Through Certificates, Series 1997-C1:
 Cl. G, 7%, 6/17/29(1)                                                                           1,550,000          1,248,113
 Cl. H, 7%, 6/17/29(1)                                                                           1,600,000          1,210,688
------------------------------------------------------------------------------------------------------------------------------
 Asset Securitization Corp., Commercial Mtg. Pass-Through Certificates:
 Series 1995-MD4, Cl. A4, 7.384%, 8/13/29                                                        5,000,000          4,809,766
 Series 1995-MD4, Cl. A5, 7.384%, 8/13/29                                                       20,000,000         18,678,125
 Series 1996-MD6, Cl. A7, 7.966%, 11/13/26(2)                                                   10,860,000          9,490,622
 Series 1997-D4, Cl. B1, 7.525%, 4/14/29(2)                                                     11,875,000          8,979,541
 Series 1997-D4, Cl. B2, 7.525%, 4/14/29(2)                                                     24,582,312         17,950,849
 Series 1997-D4, Cl. B3, 7.525%, 4/14/29(2)                                                      5,532,925          3,719,595
 Series 1997-D5, Cl. B1, 6.93%, 2/14/41                                                          7,700,000          4,749,937
 Series 1997-D5, Cl. B2, 6.93%, 2/14/41                                                         21,050,000         10,056,309
 Series 1997-MD7, Cl. A1B, 7.41%, 1/13/30                                                        7,000,000          6,939,844
------------------------------------------------------------------------------------------------------------------------------
 Bank of America Mortgage Securities, Series 1999-7, Cl. A21, 6.50%, 7/25/29                    12,401,000         11,129,897
------------------------------------------------------------------------------------------------------------------------------
 CBA Mortgage Corp., Mtg. Pass-Through Certificates:
 Series 1993-C1, Cl. E, 6.72%, 12/25/03(1,2)                                                     2,609,000          2,404,357
 Series 1993-C1, Cl. F, 6.72%, 12/25/03(1,2)                                                    14,300,000         12,454,406
------------------------------------------------------------------------------------------------------------------------------
 Chase Commercial Mortgage Securities Corp., Commercial
 Mtg. Obligations Sub. Bonds, Series 1997-2, Cl. F, 6.60%, 8/19/12(1)                            5,000,000          3,843,750
------------------------------------------------------------------------------------------------------------------------------
 Commercial Mortgage Acceptance Corp., Collateralized Mtg. Obligations,
 Series 1996-C2, Cl. F, 8.237%, 9/15/23(1,2)                                                     2,500,000          2,276,563
------------------------------------------------------------------------------------------------------------------------------
 Countrywide Funding Corp., Sub. Step Asset-Backed Certificates,
 Series 2000-1, Cl. BV, 9.77%, 3/25/31(2)                                                        5,033,000          5,088,048
13 OPPENHEIMER STRATEGIC INCOME FUND 16 -------------------------------------------------------------------------------- STATEMENT OF INVESTMENTS Continued --------------------------------------------------------------------------------

                                                                                                 PRINCIPAL       MARKET VALUE
                                                                                                    AMOUNT         SEE NOTE 1
------------------------------------------------------------------------------------------------------------------------------

 COMMERCIAL  Continued
 CS First Boston Mortgage Securities Corp., Mtg. Pass-Through Certificates,
 Series 1998-C1, Cl. F, 6%, 5/17/40(1)                                                      $    5,500,000     $    3,403,125
------------------------------------------------------------------------------------------------------------------------------
 FDIC Trust, Gtd. Real Estate Mtg. Investment Conduit Pass-Through
 Certificates:
 Series 1994-C1, Cl. 2D, 8.70%, 9/25/25                                                          2,500,000          2,456,250
 Series 1994-C1, Cl. 2E, 8.70%, 9/25/25                                                          2,500,000          2,428,516
 Series 1994-C1, Cl. 2G, 8.70%, 9/25/25                                                          4,870,000          4,685,853
------------------------------------------------------------------------------------------------------------------------------
 First Chicago/Lennar Trust 1, Commercial Mtg. Pass-Through Certificates:
 Series 1997, Cl. D, 8.104%, 5/25/08(1,2)                                                        8,500,000          7,106,797
 Series 1997, Cl. E, 8.104%, 2/25/11(1,2)                                                       14,500,000         10,512,500
------------------------------------------------------------------------------------------------------------------------------
 First Union-Lehman Brothers Commercial Mortgage Trust, Commercial
 Mtg. Pass-Through Certificates, Series 1997-C2, Cl. F, 7.50%, 9/18/15                          11,775,000          9,132,984
------------------------------------------------------------------------------------------------------------------------------
 First Union-Lehman Brothers Commercial Mortgage Trust, Interest-Only
 Stripped Mtg.-Backed Security, Series 1998-C2, Cl. IO, 9.376%, 5/18/28(4)                     116,686,431          4,084,025
------------------------------------------------------------------------------------------------------------------------------
 First Union-Lehman Brothers Commercial Mortgage Trust, Sub.
 Collateralized Mtg. Obligations, Series 1997-C1, Cl. F, 7%, 12/18/14(1)                        16,000,000         12,115,000
------------------------------------------------------------------------------------------------------------------------------
 General Motors Acceptance Corp. Commercial Mortgage Securities, Inc.,
 Mtg. Pass-Through Certificates:
 Series 1997-C1, Cl. G, 7.414%, 11/15/11                                                        19,440,000         14,494,950
 Series 1997-C2, Cl. F, 6.75%, 4/16/29                                                          17,785,500         10,693,532
 Series 1998-C2, Cl. D, 6.50%, 7/15/10                                                          14,583,523         13,220,875
------------------------------------------------------------------------------------------------------------------------------
 General Motors Acceptance Corp. Commercial Mortgage Securities, Inc.,
 Mtg. Pass-Through Certificates, Interest-Only Stripped Mtg.-Backed Security,
 Series 1997-C1, Cl. X, 8.12%, 7/15/27(4)                                                      166,490,785         12,434,781
------------------------------------------------------------------------------------------------------------------------------
 Impac Secured Assets Corp., Collateralized Mtg. Obligations Pass-Through
 Certificates, Series 2000-1, Cl. A9, 7.90%, 4/25/30                                            13,500,000         13,521,094
------------------------------------------------------------------------------------------------------------------------------
 LB-UBS Commercial Mortgage Trust, Commercial Mtg. Pass-Through
 Certificates, Series 2000-C3, Cl. A2, 7.95%, 1/15/10                                           10,000,000         10,425,000
------------------------------------------------------------------------------------------------------------------------------
 LB Commercial Mortgage Trust, Commercial Mtg. Pass-Through
 Certificates, Series 1999-C2, Cl. C, 7.47%, 10/15/09                                            8,429,000          8,352,612
------------------------------------------------------------------------------------------------------------------------------
 Merrill Lynch Mortgage Investors, Inc., Mtg. Pass-Through Certificates,
 Series 1995-C2, Cl. D, 7.772%, 6/15/21(2)                                                       2,077,279          2,070,626
------------------------------------------------------------------------------------------------------------------------------
 Morgan Stanley Capital I, Inc., Commercial Mtg. Pass-Through Certificates:
 Series 1996-C1, Cl. E, 7.41%, 3/15/06(1,2)                                                      9,365,000          8,046,584
 Series 1996-C1, Cl. F, 7.41%, 2/15/28(2,5)                                                     13,360,980          9,977,938
 Series 1997-HF1, Cl. F, 6.86%, 2/15/10(1)                                                       3,475,000          2,865,246
 Series 1997-HF1, Cl. G, 6.86%, 5/15/11(1)                                                       4,638,000          3,344,433
 Series 1997-RR, Cl. D, 7.771%, 4/30/39(1)                                                       2,950,158          2,257,793
 Series 1997-RR, Cl. E, 7.768%, 4/30/39(1,2)                                                     9,200,495          6,321,028
 Series 1997-RR, Cl. F, 7.771%, 4/30/39(1)                                                      30,801,658         18,047,847
 Series 1997-XL1, Cl. G, 7.695%, 10/3/30(1)                                                     14,358,000         12,159,431
------------------------------------------------------------------------------------------------------------------------------
 Morgan Stanley Capital I, Inc., Sub. Bonds, Series 1995-GAL1,
 Cl. E, 8.25%, 8/15/05(1)                                                                        4,500,000          4,083,750
------------------------------------------------------------------------------------------------------------------------------
 Mortgage Capital Funding, Inc., Commercial Mtg. Pass-Through Certificates:
 Series 1996-MC2, Cl. F, 5.75%, 12/21/26                                                         8,500,000          6,672,500
 Series 1997-MC1, Cl. F, 7.452%, 5/20/07(1)                                                      2,939,000          2,455,902
------------------------------------------------------------------------------------------------------------------------------
 Mortgage Capital Funding, Inc., Multifamily Mtg. Pass-Through Certificates,
 Series 1996-MC1, Cl. G, 7.15%, 6/15/06(5)                                                      11,700,000          9,949,342
14 OPPENHEIMER STRATEGIC INCOME FUND 17

                                                                                                 PRINCIPAL       MARKET VALUE
                                                                                                    AMOUNT         SEE NOTE 1
------------------------------------------------------------------------------------------------------------------------------

 COMMERCIAL  Continued
 Multi-Family Capital Access One, Inc., Series 1, Cl. D, 10.078%, 1/15/24(1,2)              $    3,576,000     $    3,021,720
------------------------------------------------------------------------------------------------------------------------------
 Providian Master Trust Sub. Collateralized Mtg. Obligations,
 Series 2000-2, Cl. C, 7.98%, 4/15/09(1)                                                         6,200,000          6,203,875
------------------------------------------------------------------------------------------------------------------------------
 Resolution Trust Corp., Commercial Mtg. Pass-Through Certificates:
 Series 1993-C1, Cl. D, 9.45%, 5/25/24                                                             479,566            477,056
 Series 1994-C1, Cl. C, 8%, 6/25/26                                                              1,265,952          1,260,117
 Series 1994-C1, Cl. E, 8%, 6/25/26                                                              5,296,311          5,165,145
 Series 1994-C2, Cl. E, 8%, 4/25/25                                                             17,369,013         17,127,476
 Series 1994-C2, Cl. G, 8%, 4/25/25                                                              5,357,635          5,136,633
 Series 1995-C1, Cl. F, 6.90%, 2/25/27                                                           4,535,721          4,191,644
------------------------------------------------------------------------------------------------------------------------------
 Salomon Brothers Mortgage Securities VII, Collateralized Mtg. Obligations,
 Series 2000-UP1, Cl. A2, 8%, 9/25/30                                                           20,000,000         20,050,000
------------------------------------------------------------------------------------------------------------------------------
 Salomon Brothers Mortgage Securities VII, Commercial Mtg.
 Pass-Through Certificates:
 Series 1996-C1, Cl. E, 8.875%, 1/20/06                                                          4,550,000          4,194,531
 Series 1996-C1, Cl. F, 8.875%, 1/20/06(2)                                                       9,632,000          7,290,220
------------------------------------------------------------------------------------------------------------------------------
 Structured Asset Securities Corp., Multiclass Pass-Through Certificates:
 Series 1995-C4, Cl. E, 8.897%, 6/25/26(1,2)                                                     9,453,000          9,411,643
 Series 1996-CFL, Cl. D, 7.034%, 2/25/28                                                        14,220,000         14,122,238
 Series 1999-C3, Cl. G, 8.07%, 3/20/02(2)                                                       18,983,139         19,054,326
------------------------------------------------------------------------------------------------------------------------------
 Two Grand Central Tower Trust, Commercial Mtg. Sub. Nts.,
 Series 2000-RIG1, 10.378%, 9/3/01(2)                                                            9,000,000          8,853,750
------------------------------------------------------------------------------------------------------------------------------
 Vendee Mortgage Trust, Interest-Only Stripped Mtg.-Backed Security:
 Series 1992-2, Cl. IO, 10.653%, 9/15/22(4)                                                     92,131,881          2,943,902
 Series 1995-2B, Cl. 2IO, 17.238%, 6/15/25(4)                                                    9,519,273            924,503
 Series 1995-3, Cl. 1IO, 10.42%, 9/15/25(4)                                                    250,744,739          3,388,972
                                                                                                              ----------------
                                                                                                                  484,538,475

------------------------------------------------------------------------------------------------------------------------------
 MULTIFAMILY--0.1%
 Countrywide Funding Corp., Mtg. Pass-Through Certificates:
 Series 1993-11, Cl. B1, 6.25%, 2/25/09                                                            929,226            863,600
 Series 1993-11, Cl. B3, 6.25%, 2/25/09(5)                                                         497,813            183,569
------------------------------------------------------------------------------------------------------------------------------
 Goldman Sachs Asset Management, Sub. Collateralized Bond Obligations,
 Series 1A, Cl. D, 12.54%, 6/13/11(1)                                                            6,000,000          5,760,000
                                                                                                              ----------------
                                                                                                                    6,807,169

------------------------------------------------------------------------------------------------------------------------------
 RESIDENTIAL--2.5%
 Amortizing Residential Collateral Trust, Collateralized Mtg. Obligations,
 Trust 2000-BC1, Cl. B, 8.87%, 1/25/30(1,2)                                                      2,767,000          2,744,518
------------------------------------------------------------------------------------------------------------------------------
 Chase Mortgage Finance Corp., Sub. Mtg. Pass-Through
 Certificates, Series 1993-J, Cl. 2A8, 7%, 8/25/24                                              10,000,000          9,631,200
------------------------------------------------------------------------------------------------------------------------------
 Citicorp Mortgage Securities, Inc., Sub. Collateralized Mtg. Obligations:
 Series 1993-5, Cl. B3, 7%, 4/25/23(1)                                                           1,118,664            995,611
 Series 1993-5, Cl. B4, 7%, 4/25/23(1)                                                             846,215            529,942
------------------------------------------------------------------------------------------------------------------------------
 Countrywide Funding Corp., Mtg. Pass-Through Certificates,
 Series 1993-12, Cl. B1, 6.625%, 2/25/24                                                         3,203,405          2,903,087
------------------------------------------------------------------------------------------------------------------------------
 Imperial CMB Trust, Collaterized Mtg. Obligations, Trust 1998-1,
 Cl. B, 7.25%, 11/25/29                                                                          3,186,521          3,088,934
15 OPPENHEIMER STRATEGIC INCOME FUND 18 -------------------------------------------------------------------------------- STATEMENT OF INVESTMENTS Continued --------------------------------------------------------------------------------

                                                                                                 PRINCIPAL       MARKET VALUE
                                                                                                    AMOUNT         SEE NOTE 1
------------------------------------------------------------------------------------------------------------------------------

 RESIDENTIAL  Continued
 Norwest Asset Securities Corp., Collateralized Mtg. Obligations:
 Series 1997-14, Cl. A-10, 7.25%, 10/25/27                                                  $   12,508,500     $   11,863,437
 Series 1998-33, Cl. A1, 6.25%, 1/25/29                                                          3,973,402          3,798,324
------------------------------------------------------------------------------------------------------------------------------
 Residential Accredit Loans, Inc., Mtg. Asset-Backed Pass-Through
 Certificates, Series 1997-QS8, Cl. M3, 7.50%, 8/25/27                                           3,168,341          2,892,094
------------------------------------------------------------------------------------------------------------------------------
 Residential Asset Securitization Trust,
 Asset-Backed Pass-Through Certificates:
 Series 1996-A1, Cl. A8, 7.35%, 3/25/26                                                         11,830,697         11,264,953
 Series 1998-A12, Cl. A12, 6.80%, 11/25/28                                                      10,740,000          9,498,134
------------------------------------------------------------------------------------------------------------------------------
 Residential Funding Mortgage Securities I, Inc., Collateralized Mtg.
 Pass-Through Certificates, Series 1995-S17, Cl. A8, 7.50%, 12/26/25                            18,833,213         18,491,768
------------------------------------------------------------------------------------------------------------------------------
 Residential Funding Mortgage Securities I, Inc.,
 Mtg. Pass-Through Certificates:
 Series 1997-S12, Cl. A18, 6.75%, 8/25/27                                                       11,188,000         10,621,552
 Series 1998-S31, Cl. A1, 6.50%, 12/25/28                                                       48,267,456         46,110,384
 Series 1998-S9, Cl. 2A4, 6.75%, 4/25/28                                                        16,263,000         15,144,919
------------------------------------------------------------------------------------------------------------------------------
 Ryland Mortgage Securities Corp. Sub. Bonds, Series 1993-3,
 Cl. B2, 6.713%, 8/25/08                                                                           808,655            776,373
------------------------------------------------------------------------------------------------------------------------------
 Salomon Brothers Mortgage Securities VII, Commercial Mtg. Pass-Through
 Certificates, Series 1996-B, Cl. 1, 7.136%, 4/25/26(1)                                         13,969,156          9,228,374
------------------------------------------------------------------------------------------------------------------------------
 Structured Asset Securities Corp., Multiclass Pass-Through Certificates,
 Series 1999-1, 10%, 8/25/28                                                                     3,455,770          3,127,473
                                                                                                              ----------------
                                                                                                                  162,711,077
                                                                                                              ----------------
 Total Mortgage-Backed Obligations (Cost $2,053,031,943)                                                        2,029,992,048

------------------------------------------------------------------------------------------------------------------------------
 U.S. GOVERNMENT OBLIGATIONS--7.7%
 U.S. Treasury Bonds:
 6.125%, 11/15/27(6)                                                                            66,000,000         66,556,908
 6.25%, 5/15/30                                                                                126,070,000        132,570,547
 11.25%, 2/15/15                                                                                10,000,000         14,865,630
 STRIPS, 6.169%, 5/15/18(7)                                                                    100,600,000         34,365,262
 STRIPS, 6.243%, 5/15/05(7)                                                                     15,235,000         11,594,155
 STRIPS, 6.524%, 2/15/19(7)                                                                    175,000,000         57,312,850
 STRIPS, 6.553%, 8/15/14(7)                                                                     39,500,000         17,004,671
 STRIPS, 6.79%, 11/15/21(7)                                                                    195,000,000         54,590,835
------------------------------------------------------------------------------------------------------------------------------
 U.S. Treasury Nts.:
 5.875%, 11/15/04                                                                               57,000,000         56,964,375
 6%, 8/15/09(8,9)                                                                               45,700,000         45,899,938
 6.375%, 6/30/02                                                                                 1,000,000          1,005,313
 6.50%, 10/15/06(6)                                                                             16,000,000         16,445,008
                                                                                                              ----------------
 Total U.S. Government Obligations (Cost $494,698,462)                                                            509,175,492
16 OPPENHEIMER STRATEGIC INCOME FUND 19

                                                                                                 PRINCIPAL       MARKET VALUE
                                                                                                    AMOUNT         SEE NOTE 1
------------------------------------------------------------------------------------------------------------------------------

 FOREIGN GOVERNMENT OBLIGATIONS--15.9%
------------------------------------------------------------------------------------------------------------------------------
 ARGENTINA--1.7%
 Argentina (Republic of) Bonds:
 9.75%, Series WW, 12/4/05                                                                  $   18,205,000     $   16,566,550
 11.75%, 6/15/15                                                                                35,840,000         32,883,200
------------------------------------------------------------------------------------------------------------------------------
 Argentina (Republic of) Bonds, Bonos de Consolidacion de Deudas:
 Series PRO1, 2.693%, 4/1/07(2) [ARP]                                                           54,340,261         39,658,658
 Series PRO2, 6.62%, 4/1/07(2,10)                                                                6,295,645          5,359,577
------------------------------------------------------------------------------------------------------------------------------
 Argentina (Republic of) Par Bonds, 6%, 3/31/23(2)                                               7,420,000          5,045,600
------------------------------------------------------------------------------------------------------------------------------
 Argentina (Republic of) Unsec. Unsub. Nts., 11.75%, 4/7/09                                     10,287,000          9,721,215
------------------------------------------------------------------------------------------------------------------------------
 Buenos Aires (Province of) Bonds, Bonos de Consolidacion de Deudas,
 Series BPR01, 2.693%, 4/1/07(2) [ARP]                                                           2,551,395          1,803,248
------------------------------------------------------------------------------------------------------------------------------
 City of Buenos Aires Bonds, Series 3, 10.50%, 5/28/04 [ARP]                                     5,490,000          4,820,367
                                                                                                              ----------------
                                                                                                                  115,858,415

------------------------------------------------------------------------------------------------------------------------------
 BRAZIL--2.3%
 Brazil (Federal Republic of) Bonds:
 12.25%, 3/6/30                                                                                  8,456,000          7,694,960
 12.75%, 1/15/20                                                                                22,955,000         22,036,800
------------------------------------------------------------------------------------------------------------------------------
 Brazil (Federal Republic of) Debt Capitalization Bonds,
 Series 20 yr., 8%, 4/15/14                                                                     12,715,539          9,759,177
------------------------------------------------------------------------------------------------------------------------------
 Brazil (Federal Republic of) Gtd. Disc. Bonds, 7.375%, 4/15/24(2)                              29,005,000         23,095,231
------------------------------------------------------------------------------------------------------------------------------
 Brazil (Federal Republic of) Par Bonds, 6%, 4/15/24(2)                                         15,600,000         10,510,500
------------------------------------------------------------------------------------------------------------------------------
 Brazil (Federal Republic of) Unsec. Unsub. Bonds, 11%, 8/17/40                                 96,628,200         77,205,932
                                                                                                              ----------------
                                                                                                                  150,302,600

------------------------------------------------------------------------------------------------------------------------------
 BULGARIA--0.3%
 Bulgaria (Republic of) Disc. Bonds, Tranche A, 7.75%, 7/28/24(2)                                1,832,000          1,406,060
------------------------------------------------------------------------------------------------------------------------------
 Bulgaria (Republic of) Front-Loaded Interest Reduction Bearer Bonds,
 Tranche A, 3%, 7/28/12(2)                                                                      16,555,000         12,064,456
------------------------------------------------------------------------------------------------------------------------------
 Bulgaria (Republic of) Interest Arrears Bonds, 7.75%, 7/28/11(2)                               12,410,000          9,493,650
                                                                                                              ----------------
                                                                                                                   22,964,166

------------------------------------------------------------------------------------------------------------------------------
 COLOMBIA--0.3%
 Colombia (Republic of) Bonds, 9.75%, 4/23/09                                                    3,755,000          3,022,775
------------------------------------------------------------------------------------------------------------------------------
 Colombia (Republic of) Nts., 8.625%, 4/1/08                                                     8,435,000          6,516,037
------------------------------------------------------------------------------------------------------------------------------
 Colombia (Republic of) Unsec. Unsub. Bonds, 7.625%, 2/15/07                                     8,950,000          6,869,125
                                                                                                              ----------------
                                                                                                                   16,407,937

------------------------------------------------------------------------------------------------------------------------------
 ECUADOR--0.2%
 Ecuador (Republic of) Bonds, 4%, 8/15/30(2,5)                                                  21,150,000          8,354,250
------------------------------------------------------------------------------------------------------------------------------
 Ecuador (Republic of) Unsec. Bonds:
 4%, 8/15/30(2)                                                                                  7,580,000          2,994,100
 12%, 11/15/12(5)                                                                                1,927,000          1,353,717
 12%, 11/15/12                                                                                   1,680,000          1,180,200
                                                                                                              ----------------
                                                                                                                   13,882,267
17 OPPENHEIMER STRATEGIC INCOME FUND 20 -------------------------------------------------------------------------------- STATEMENT OF INVESTMENTS Continued --------------------------------------------------------------------------------

                                                                                                 PRINCIPAL       MARKET VALUE
                                                                                                    AMOUNT         SEE NOTE 1
------------------------------------------------------------------------------------------------------------------------------

 FRANCE--1.4%
 France (Government of) Bonds, Obligations Assimilables du Tresor,
 5.50%, 4/25/07 [EUR]                                                                          104,640,000     $   93,645,939
------------------------------------------------------------------------------------------------------------------------------
 GREAT BRITAIN--0.4%
 United Kingdom Treasury Bonds, 8%, 6/10/03 [GBP]                                               15,390,000         23,937,329
------------------------------------------------------------------------------------------------------------------------------
 GREECE--0.2%
 Hellenic (Republic of) Bonds, 8.60%, 3/26/08 [GRD]                                          5,117,900,000         15,341,120
------------------------------------------------------------------------------------------------------------------------------
 INDONESIA--0.0%
 Perusahaan Listr Nts., 17%, 8/21/01 [IDR]                                                   9,000,000,000          1,032,051
------------------------------------------------------------------------------------------------------------------------------
 IVORY COAST--0.0%
 Ivory Coast (Government of) Front Loaded Interest Reduction Bonds,
 2%, 3/29/18(11)                                                                                    87,000             16,095
------------------------------------------------------------------------------------------------------------------------------
 Ivory Coast (Government of) Past Due Interest Bonds,
 Series F, 1.90%, 3/29/18(11) [FRF]                                                            111,406,500          2,735,349
                                                                                                              ----------------
                                                                                                                    2,751,444

------------------------------------------------------------------------------------------------------------------------------
 JAPAN--1.4%
 Japan (Government of) Bonds, Series 187, 3.30%, 6/20/06 [JPY]                               8,918,400,000         90,892,411
------------------------------------------------------------------------------------------------------------------------------
 JORDAN--0.0%
 Hashemite (Kingdom of Jordan) Disc. Bonds, 7.75%, 12/23/23(2)                                     205,000            171,687
------------------------------------------------------------------------------------------------------------------------------
 MEXICO--1.7%
 United Mexican States Bonds:
 10.375%, 2/17/09                                                                                5,565,000          6,068,632
 11.375%, 9/15/16                                                                               41,688,000         48,566,520
 11.50%, 5/15/26(8)                                                                             30,635,000         37,267,477
------------------------------------------------------------------------------------------------------------------------------
 United Mexican States Nts., 9.875%, 2/1/10                                                     19,004,000         20,248,762
                                                                                                              ----------------
                                                                                                                  112,151,391

------------------------------------------------------------------------------------------------------------------------------
 NORWAY--0.5%
 Norway (Government of) Bonds:
 5.50%, 5/15/09 [NOK]                                                                          192,180,000         20,065,075
 9.50%, 10/31/02 [NOK]                                                                         110,780,000         12,730,963
                                                                                                              ----------------
                                                                                                                   32,796,038

------------------------------------------------------------------------------------------------------------------------------
 PANAMA--0.2%
 Panama (Republic of) Bonds, 8.875%, 9/30/27                                                     8,539,000          7,151,412
------------------------------------------------------------------------------------------------------------------------------
 Panama (Republic of) Interest Reduction Bonds, 4.50%, 7/17/14(2)                                8,945,000          7,156,000
                                                                                                              ----------------
                                                                                                                   14,307,412

------------------------------------------------------------------------------------------------------------------------------
 PERU--0.8%
 Peru (Republic of) Sr. Nts., Zero Coupon, 4.533%, 2/28/16(7)                                  114,538,313         51,198,626
------------------------------------------------------------------------------------------------------------------------------
 PHILIPPINES--0.1%
 Philippines (Republic of) Nts., 10.625%, 3/16/25                                                9,648,000          8,224,920
------------------------------------------------------------------------------------------------------------------------------
 RUSSIA--2.8%
 Russian Federation Bonds, 8.25%, 3/31/30(1)                                                    16,287,750         10,790,634
------------------------------------------------------------------------------------------------------------------------------
 Russian Federation Sr. Unsec. Unsub. Nts., 11.75%, 6/10/03                                     13,960,000         13,384,150
18 OPPENHEIMER STRATEGIC INCOME FUND 21

                                                                                                 PRINCIPAL       MARKET VALUE
                                                                                                    AMOUNT         SEE NOTE 1
------------------------------------------------------------------------------------------------------------------------------

 RUSSIA  Continued
 Russian Federation Unsec. Unsub. Nts.:
 8.75%, 7/24/05                                                                             $   28,877,000     $   22,957,215
 10%, 6/26/07                                                                                    2,515,000          1,930,263
 12.75%, 6/24/28                                                                                25,590,000         22,295,288
------------------------------------------------------------------------------------------------------------------------------
 Russian Federation Unsub. Bonds, 2.50%, 3/31/30(2,3)                                          287,392,250        111,274,687
                                                                                                              ----------------
                                                                                                                  182,632,237

------------------------------------------------------------------------------------------------------------------------------
 SOUTH AFRICA--0.4%
 South Africa (Republic of) Bonds, Series 153, 13%, 8/31/10 [ZAR]                              201,800,000         27,034,725
------------------------------------------------------------------------------------------------------------------------------
 SWEDEN--0.1%
 Sweden (Kingdom of) Debs., Series 1038, 6.50%, 10/25/06 [SEK]                                  65,300,000          7,230,113
------------------------------------------------------------------------------------------------------------------------------
 TURKEY--0.1%
 Turkey (Republic of) Bonds, 11.75%, 6/15/10                                                     6,914,000          6,929,557
------------------------------------------------------------------------------------------------------------------------------
 VENEZUELA--1.0%
 Venezuela (Republic of) Bonds, 9.25%, 9/15/27(8)                                               26,885,000         18,268,358
------------------------------------------------------------------------------------------------------------------------------
 Venezuela (Republic of) Collateralized Par Bonds:
 Series W-A, 6.75%, 3/31/20                                                                     30,878,000         22,926,915
 Series W-B, 6.75%, 3/31/20                                                                      3,355,000          2,491,088
------------------------------------------------------------------------------------------------------------------------------
 Venezuela (Republic of) Disc. Bonds, Series DL, 7.875%, 12/18/07(2)                            23,106,381         19,856,931
                                                                                                              ----------------
                                                                                                                   63,543,292
                                                                                                              ----------------
 Total Foreign Government Obligations (Cost $1,066,283,049)                                                     1,053,235,677

------------------------------------------------------------------------------------------------------------------------------
 LOAN PARTICIPATIONS--1.1%
 Algeria (Republic of) Trust III Nts., Tranche 3, 2.387%, 3/4/10(1,2,3) [JPY]                3,436,058,000         21,781,415
------------------------------------------------------------------------------------------------------------------------------
 Deutsche Bank AG, Bank Mandiri Loan:
 Series 3C, 8.344%, 6/1/03(1,2)                                                                    800,000            584,000
 Series 4C, 8.344%, 6/1/04(1,2)                                                                    800,000            560,000
 Series 5 yr., 8.344%, 6/1/05(1,2)                                                                 650,000            442,000
------------------------------------------------------------------------------------------------------------------------------
 ING Barings LLC, Bank Mandiri Linked Nts., Series 5C, 8.344%, 6/1/05(1,2)                         300,000            226,875
------------------------------------------------------------------------------------------------------------------------------
 Morocco (Kingdom of) Loan Participation Agreement,
 Tranche A, 7.75%, 1/1/09(1,2)                                                                  10,218,888          9,222,547
------------------------------------------------------------------------------------------------------------------------------
 PT Bank Ekspor Impor Indonesia Nts., Series 3 yr., 10.094%, 8/25/01(1,2)                        1,350,000          1,248,750
------------------------------------------------------------------------------------------------------------------------------
 PT Bank Negara Indonesia Gtd. Nts., Series 3 yr., 10.094%, 8/25/01(1,2)                         2,500,000          2,312,500
------------------------------------------------------------------------------------------------------------------------------
 Salomon Smith Barney, Inc., Bank Umum Loan:
 Series C, 9.844%, 8/25/02(1,2)                                                                    400,000            343,500
 Series C, 10.094%, 8/25/01(1,2)                                                                 1,300,000          1,202,500
------------------------------------------------------------------------------------------------------------------------------
 Shoshone Partners Loan Trust Sr. Nts., 8.461%, 4/28/02 (representing a basket of reference loans and a total return swap between Chase
 Manhattan Bank and the Trust)(1,2)                                                             39,790,000         31,612,899
                                                                                                              ----------------
 Total Loan Participations (Cost $78,677,014)                                                                      69,536,986
19 OPPENHEIMER STRATEGIC INCOME FUND 22 -------------------------------------------------------------------------------- STATEMENT OF INVESTMENTS Continued --------------------------------------------------------------------------------

                                                                                                 PRINCIPAL       MARKET VALUE
                                                                                                    AMOUNT         SEE NOTE 1
------------------------------------------------------------------------------------------------------------------------------

 CORPORATE BONDS AND NOTES--39.6%
------------------------------------------------------------------------------------------------------------------------------
 AEROSPACE/DEFENSE--0.7%
 BE Aerospace, Inc., 9.50% Sr. Unsec. Sub. Nts., 11/1/08                                    $    5,800,000     $    5,742,000
------------------------------------------------------------------------------------------------------------------------------
 Constellation Finance LLC, 9.80% Airline Receivable Asset-Backed Nts.,
 Series 1997-1, 1/1/01(1)                                                                        7,500,000          7,200,000
------------------------------------------------------------------------------------------------------------------------------
 Fairchild Corp., 10.75% Sr. Unsec. Sub. Nts., 4/15/09                                          10,350,000          8,435,250
------------------------------------------------------------------------------------------------------------------------------
 GPA Holland BV, 9.75% Sr. Nts., Series C, 12/10/01(1)                                           2,000,000          1,941,250
------------------------------------------------------------------------------------------------------------------------------
 Greater Toronto Airports Authority, 5.40% Debs., 12/3/02 [CAD]                                 10,005,000          6,583,311
------------------------------------------------------------------------------------------------------------------------------
 Pegasus Aircraft Lease Securitization Trust Sr. Nts.,
 Series 1997-A, Cl. B, 11.76%, 6/15/04(1)                                                        3,468,266          3,551,505
------------------------------------------------------------------------------------------------------------------------------
 Pentacon, Inc., 12.25% Sr. Unsec. Nts., Series B, 4/1/09                                        9,350,000          5,282,750
------------------------------------------------------------------------------------------------------------------------------
 SC International Services, Inc., 9.25% Sr. Sub. Nts., Series B, 9/1/07(1)                      10,150,000          9,947,000
                                                                                                              ----------------
                                                                                                                   48,683,066

------------------------------------------------------------------------------------------------------------------------------
 AIR TRANSPORTATION--0.2%
 Amtran, Inc., 10.50% Sr. Nts., 8/1/04                                                          11,300,000         10,565,500
------------------------------------------------------------------------------------------------------------------------------
 CHEMICALS--1.4%
 Avecia Group plc, 11% Sr. Unsec. Nts., 7/1/09                                                   7,500,000          7,425,000
------------------------------------------------------------------------------------------------------------------------------
 ClimaChem, Inc., 10.75% Sr. Unsec. Nts., Series B, 12/1/07                                      1,700,000            442,000
------------------------------------------------------------------------------------------------------------------------------
 Huntsman Corp./ICI Chemical Co. plc:
 10.125% Sr. Unsec. Sub. Nts., 7/1/09                                                            6,650,000          6,558,562
 10.125% Sr. Unsec. Sub. Nts., 7/1/09 [EUR]                                                     12,500,000         11,062,138
 Zero Coupon Sr. Unsec. Disc. Nts., 13.087%, 12/31/09(7)                                        25,140,000          8,170,500
------------------------------------------------------------------------------------------------------------------------------
 Lyondell Chemical Co.:
 9.625% Sr. Sec. Nts., Series A, 5/1/07                                                          1,800,000          1,761,750
 9.875% Sec. Nts., Series B, 5/1/07                                                             13,450,000         13,164,187
 10.875% Sr. Sub. Nts., 5/1/09                                                                   5,375,000          5,220,469
------------------------------------------------------------------------------------------------------------------------------
 NL Industries, Inc., 11.75% Sr. Sec. Nts., 10/15/03                                             9,090,000          9,226,350
------------------------------------------------------------------------------------------------------------------------------
 PCI Chemicals Canada, Inc., 9.25% Sec. Nts., 10/15/07(1)                                        4,375,000          2,187,500
------------------------------------------------------------------------------------------------------------------------------
 Pioneer Americas Acquisition Corp., 9.25% Sr. Nts., 6/15/07                                     5,020,000          2,685,700
------------------------------------------------------------------------------------------------------------------------------
 Polymer Group, Inc., 9% Sr. Unsec. Sub. Nts., Series B, 7/1/07                                  4,100,000          3,177,500
------------------------------------------------------------------------------------------------------------------------------
 Polytama International Finance BV, 11.25% Sec. Nts., 6/15/07(1,11)                              6,936,090            572,227
------------------------------------------------------------------------------------------------------------------------------
 Reliance Industries Ltd.:
 10.25% Unsec. Nts., Series B, 1/15/97(5)                                                        2,000,000          1,720,518
 10.25% Unsec. Nts., Series B, 1/15/97                                                           8,700,000          7,484,253
------------------------------------------------------------------------------------------------------------------------------
 Royster-Clark, Inc., 10.25% First Mtg. Nts., 4/1/09                                             4,500,000          3,487,500
------------------------------------------------------------------------------------------------------------------------------
 Sterling Chemicals, Inc.:
 11.75% Sr. Unsec. Sub. Nts., 8/15/06                                                            9,565,000          6,743,325
 12.375% Sr. Sec. Nts., Series B, 7/15/06                                                        1,700,000          1,725,500
                                                                                                              ----------------
                                                                                                                   92,814,979

------------------------------------------------------------------------------------------------------------------------------
 COMPUTER SERVICES--0.1%
 Communications & Power Industries, Inc., 12% Sr. Sub. Nts., Series B, 8/1/05(1)                12,553,000          8,598,805
20 OPPENHEIMER STRATEGIC INCOME FUND 23

                                                                                                 PRINCIPAL       MARKET VALUE
                                                                                                    AMOUNT         SEE NOTE 1
------------------------------------------------------------------------------------------------------------------------------

 CONSUMER DURABLES--0.3%
 Boyds Collection Ltd. (The), 9% Sr. Unsec. Sub. Nts., Series B, 5/15/08                    $    4,296,000     $    4,124,160
------------------------------------------------------------------------------------------------------------------------------
 Holmes Products Corp.:
 9.875% Sr. Sub. Nts., Series C, 11/15/07                                                        2,000,000          1,190,000
 9.875% Sr. Unsec. Sub. Nts., Series B, 11/15/07                                                 6,110,000          3,635,450
------------------------------------------------------------------------------------------------------------------------------
 Home Interiors & Gifts, Inc., 10.125% Sr. Sub. Nts., 6/1/08                                     5,065,000          1,544,825
------------------------------------------------------------------------------------------------------------------------------
 Icon Health & Fitness, Inc., 12% Unsec. Nts., 7/15/05(1)                                        3,596,000          2,337,400
------------------------------------------------------------------------------------------------------------------------------
 TAG Heuer International SA, 12% Sr. Sub. Nts., 12/15/05(1)                                      4,705,000          5,019,783
                                                                                                              ----------------
                                                                                                                   17,851,618

------------------------------------------------------------------------------------------------------------------------------
 CONSUMER NON-DURABLES--0.6%
 AKI Holdings Corp., 0%/13.50% Sr. Disc. Debs., 7/1/09(1,12)                                     3,850,000          1,559,250
------------------------------------------------------------------------------------------------------------------------------
 AKI, Inc., 10.50% Sr. Unsec. Nts., 7/1/08                                                       3,350,000          2,680,000
------------------------------------------------------------------------------------------------------------------------------
 Bell Sports, Inc., 11% Sr. Unsec. Sub. Nts., Series B, 8/15/08                                  9,555,000          9,698,325
------------------------------------------------------------------------------------------------------------------------------
 Fruit of the Loom, Inc., 8.875% Sr. Unsec. Nts., 4/15/06(1,11)                                  1,450,000            152,250
------------------------------------------------------------------------------------------------------------------------------
 Globe Manufacturing Corp., 10% Sr. Unsec. Sub. Nts., Series B, 8/1/08(1,11)                     4,550,000            477,750
------------------------------------------------------------------------------------------------------------------------------
 Indorayon International Finance Co. BV, 10% Nts., 3/29/01(1,11,13)                              1,850,000            462,500
------------------------------------------------------------------------------------------------------------------------------
 Phillips-Van Heusen Corp., 9.50% Sr. Unsec. Sub. Nts., 5/1/08(1)                                3,750,000          3,543,750
------------------------------------------------------------------------------------------------------------------------------
 PT Inti Indorayon Utama, 9.125% Sr. Nts., 10/15/00(1,11,13)                                     4,025,000            694,312
------------------------------------------------------------------------------------------------------------------------------
 Revlon Consumer Products Corp., 9% Sr. Nts., 11/1/06                                            7,575,000          5,529,750
------------------------------------------------------------------------------------------------------------------------------
 Salton, Inc., 10.75% Sr. Unsec. Sub. Nts., 12/15/05                                            10,300,000         10,145,500
------------------------------------------------------------------------------------------------------------------------------
 Styling Technology Corp., 10.875% Sr. Unsec. Sub. Nts., 7/1/08(11)                              6,340,000            538,900
------------------------------------------------------------------------------------------------------------------------------
 Williams (J. B.) Holdings, Inc., 12% Sr. Nts., 3/1/04                                           6,300,000          6,079,500
                                                                                                              ----------------
                                                                                                                   41,561,787

------------------------------------------------------------------------------------------------------------------------------
 ENERGY--2.0%
 Chesapeake Energy Corp.:
 8.50% Sr. Nts., Series B, 3/15/12                                                               2,000,000          1,820,000
 9.125% Sr. Unsec. Nts., 4/15/06                                                                 1,491,000          1,457,452
 9.625% Sr. Unsec. Nts., Series B, 5/1/05                                                        5,825,000          5,810,437
------------------------------------------------------------------------------------------------------------------------------
 Clark Refinancing & Marketing, Inc., 8.875% Sr. Sub. Nts., 11/15/07                            11,450,000          8,072,250
------------------------------------------------------------------------------------------------------------------------------
 Clark USA, Inc., 10.875% Sr. Nts., Series B, 12/1/05                                            2,000,000          1,250,000
------------------------------------------------------------------------------------------------------------------------------
 Denbury Management, Inc., 9% Sr. Sub. Nts., 3/1/08                                              4,450,000          4,116,250
------------------------------------------------------------------------------------------------------------------------------
 Empresa Electrica del Norte Grande SA, 10.50% Sr. Debs., 6/15/05(1)                             1,300,000            328,250
------------------------------------------------------------------------------------------------------------------------------
 Frontier Oil Corp., 11.75% Sr. Nts., 11/15/09                                                   9,735,000          9,929,700
------------------------------------------------------------------------------------------------------------------------------
 Gothic Production Corp., 11.125% Sr. Sec. Nts., Series B, 5/1/05                               13,450,000         14,156,125
------------------------------------------------------------------------------------------------------------------------------
 Grant Geophysical, Inc., 9.75% Sr. Unsec. Nts., Series B, 2/15/08                               5,925,000          3,643,875
------------------------------------------------------------------------------------------------------------------------------
 Leviathan Gas Pipeline Partners LP/Leviathan Finance Corp.,
 10.375% Sr. Unsec. Sub. Nts., Series B, 6/1/09                                                  7,000,000          7,420,000
------------------------------------------------------------------------------------------------------------------------------
 Ocean Rig Norway AS, 10.25% Sr. Sec. Nts., 6/1/08                                              12,250,000         11,086,250
------------------------------------------------------------------------------------------------------------------------------
 Parker Drilling Co., 9.75% Sr. Unsec. Nts., Series D, 11/15/06                                  4,600,000          4,611,500
------------------------------------------------------------------------------------------------------------------------------
 Pogo Producing Co., 8.75% Sr. Sub. Nts., Series B, 5/15/07                                      9,185,000          8,897,969
------------------------------------------------------------------------------------------------------------------------------
 R&B Falcon Corp., 12.25% Sr. Unsec. Nts., 3/15/06                                               8,500,000          9,828,125
------------------------------------------------------------------------------------------------------------------------------
 RAM Energy, Inc., 11.50% Sr. Unsec. Nts., 2/15/08                                              20,215,000         15,363,400
21 OPPENHEIMER STRATEGIC INCOME FUND 24 -------------------------------------------------------------------------------- STATEMENT OF INVESTMENTS Continued --------------------------------------------------------------------------------

                                                                                                 PRINCIPAL       MARKET VALUE
                                                                                                    AMOUNT         SEE NOTE 1
------------------------------------------------------------------------------------------------------------------------------

 ENERGY  Continued
 RBF Finance Co., 11% Sr. Sec. Nts., 3/15/06                                                $    7,275,000     $    8,366,250
------------------------------------------------------------------------------------------------------------------------------
 Statia Terminals International NV/Statia Terminals (Canada), Inc.,
 11.75% First Mtg. Nts., Series B, 11/15/03                                                      1,775,000          1,794,969
------------------------------------------------------------------------------------------------------------------------------
 Stone Energy Corp., 8.75% Sr. Sub. Nts., 9/15/07                                                9,460,000          9,270,800
------------------------------------------------------------------------------------------------------------------------------
 Universal Compression Holdings, Inc., 0%/9.875% Sr. Disc. Nts., 2/15/08(12)                     8,725,000          6,783,687
                                                                                                              ----------------
                                                                                                                  134,007,289

------------------------------------------------------------------------------------------------------------------------------
 FINANCIAL--2.1%
 AMRESCO, Inc.:
 9.875% Sr. Sub. Nts., Series 98-A, 3/15/05                                                      6,485,000          2,885,825
 10% Sr. Sub. Nts., Series 97-A, 3/15/04                                                         7,050,000          3,137,250
------------------------------------------------------------------------------------------------------------------------------
 ASAT Finance LLC, Units (each unit consists of $1,000 principal amount of 12.50% sr. nts., 11/1/06 and one warrant to purchase shares
 of common stock)(5,14)                                                                          1,515,555          1,814,878
------------------------------------------------------------------------------------------------------------------------------
 Bakrie Investindo, Zero Coupon Promissory Nts., 7/10/1998(1,11,13) [IDR]                   27,000,000,000            461,538
------------------------------------------------------------------------------------------------------------------------------
 Bank Plus Corp., 12% Sr. Nts., 7/18/07                                                          4,167,000          3,437,775
------------------------------------------------------------------------------------------------------------------------------
 Federal Home Loan Bank, 5.625% Unsec. Unsub. Nts., 6/10/03 [GBP]                                3,555,000          5,176,470
------------------------------------------------------------------------------------------------------------------------------
 General Motors Acceptance Corp., 6.875% Nts., Series EC, 9/9/04 [GBP]                          15,135,000         22,433,040
------------------------------------------------------------------------------------------------------------------------------
 Hanvit Bank:
 0%/12.75% Unsec. Sub. Nts., 3/1/10(5,12)                                                       19,440,000         19,780,200
 0%/12.75% Unsec. Sub. Nts., 3/1/10(12)                                                         12,400,000         12,617,000
------------------------------------------------------------------------------------------------------------------------------
 IBJ Preferred Capital Co. (The) LLC, 8.79% Bonds, 12/29/49(2,5)                                 6,550,000          5,909,037
------------------------------------------------------------------------------------------------------------------------------
 LaBranche & Co., Inc., 12% Sr. Unsec. Sub. Nts., 3/2/07                                         5,900,000          6,342,500
------------------------------------------------------------------------------------------------------------------------------
 Local Financial Corp., 11% Sr. Nts., 9/8/04(5)                                                 10,000,000         10,000,000
------------------------------------------------------------------------------------------------------------------------------
 Mexican Williams Sr. Nts., 7.671%, 11/15/08(2)                                                  1,500,000          1,410,000
------------------------------------------------------------------------------------------------------------------------------
 Ocwen Capital Trust I, 10.875% Capital Nts., 8/1/27                                             5,350,000          3,076,250
------------------------------------------------------------------------------------------------------------------------------
 Ocwen Financial Corp., 11.875% Nts., 10/1/03(1)                                                 9,275,000          8,208,375
------------------------------------------------------------------------------------------------------------------------------
 Ongko International Finance Co. BV, 10.50% Sec. Nts., 3/29/04(1,11,13)                          4,970,000            136,675
------------------------------------------------------------------------------------------------------------------------------
 Parametric RE Ltd., 11.341% Nts., 11/19/07(2,5)                                                 2,400,000          2,454,000
------------------------------------------------------------------------------------------------------------------------------
 PT Polysindo Eka Perkasa:
 11% Nts., 6/18/03(1,11,13)                                                                     11,350,000          1,475,500
 24% Nts., 6/19/03(11,13) [IDR]                                                              6,484,800,000             96,071
------------------------------------------------------------------------------------------------------------------------------
 Saul (B.F.) Real Estate Investment Trust, 9.75% Sr. Sec. Nts., Series B, 4/1/08                19,755,000         17,038,687
------------------------------------------------------------------------------------------------------------------------------
 SBS Agro Finance BV, 10.25% Bonds, 7/21/01(1,11,13)                                            14,961,000            523,635
------------------------------------------------------------------------------------------------------------------------------
 Southern Pacific Funding Corp., 11.50% Sr. Nts., 11/1/04(1,11,13)                               7,580,000          3,600,500
------------------------------------------------------------------------------------------------------------------------------
 Veritas Capital Trust, 10% Nts., 1/1/28                                                         3,525,000          1,771,312
------------------------------------------------------------------------------------------------------------------------------
 Veritas Holdings, Inc., 9.625% Sr. Nts., 12/15/03                                               5,817,000          5,402,539
                                                                                                              ----------------
                                                                                                                  139,189,057

------------------------------------------------------------------------------------------------------------------------------
 FOOD & DRUG--0.4%
 Family Restaurants, Inc.:
 9.75% Sr. Nts., 2/1/02                                                                         21,100,000          4,536,500
 10.875% Sr. Sub. Disc. Nts., 2/1/04                                                             4,800,000            888,000
------------------------------------------------------------------------------------------------------------------------------
 Fleming Cos., Inc., 10.625% Sr. Sub. Nts., Series B, 7/31/07                                   15,800,000         12,719,000
22 OPPENHEIMER STRATEGIC INCOME FUND 25

                                                                                                 PRINCIPAL       MARKET VALUE
                                                                                                    AMOUNT         SEE NOTE 1
------------------------------------------------------------------------------------------------------------------------------

 FOOD & DRUG  Continued
 Pantry, Inc. (The), 10.25% Sr. Sub. Nts., 10/15/07                                         $    3,450,000     $    3,346,500
------------------------------------------------------------------------------------------------------------------------------
 Pathmark Stores, Inc.:
 10.75% Jr. Sub. Deferred Coupon Nts., 11/1/03(11,13)                                            2,500,000            112,500
 11.625% Sub. Nts., 6/15/02(11,13)                                                               2,000,000            490,000
 12.625% Sub. Nts., 6/15/02(11)                                                                  3,000,000            735,000
------------------------------------------------------------------------------------------------------------------------------
 Shoppers Food Warehouse Corp., 9.75% Sr. Nts., 6/15/04                                          3,225,000          3,399,553
                                                                                                              ----------------
                                                                                                                   26,227,053

------------------------------------------------------------------------------------------------------------------------------
 FOOD/TOBACCO--0.6%
 Aurora Foods, Inc., 8.75% Sr. Sub. Nts., Series B, 7/1/08                                       2,750,000          2,117,500
------------------------------------------------------------------------------------------------------------------------------
 Canandaigua Brands, Inc., 8.50% Sr. Unsec. Sub. Nts., 3/1/09                                    1,500,000          1,473,750
------------------------------------------------------------------------------------------------------------------------------
 Chiquita Brands International, Inc., 10% Sr. Nts., 6/15/09                                      1,975,000          1,194,875
------------------------------------------------------------------------------------------------------------------------------
 Del Monte Foods Co., 0%/12.50% Sr. Disc. Nts., Series B, 12/15/07(12)                           6,581,000          5,067,370
------------------------------------------------------------------------------------------------------------------------------
 Doane Pet Care Co., 9.75% Sr. Unsec. Sub. Nts., 5/15/07                                         2,197,000          1,878,435
------------------------------------------------------------------------------------------------------------------------------
 Packaged Ice, Inc., 9.75% Sr. Unsec. Nts., Series B, 2/1/05                                     7,560,000          6,615,000
------------------------------------------------------------------------------------------------------------------------------
 SmithField Foods, Inc., 7.625% Sr. Unsec. Sub. Nts., 2/15/08                                    2,800,000          2,527,000
------------------------------------------------------------------------------------------------------------------------------
 Sparkling Spring Water Group Ltd., 11.50% Sr. Sec. Sub. Nts., 11/15/07                         12,550,000          9,851,750
------------------------------------------------------------------------------------------------------------------------------
 Triarc Consumer Products Group LLC/Triac Beverage Holdings Corp.,
 10.25% Sr. Sub. Nts., 2/15/09                                                                   5,300,000          5,922,750
                                                                                                              ----------------
                                                                                                                   36,648,430

------------------------------------------------------------------------------------------------------------------------------
 FOREST PRODUCTS/CONTAINERS--1.1%
 American Pad & Paper Co., 13% Sr. Sub. Nts., Series B, 11/15/05(1,11,13)                        3,462,000            281,287
------------------------------------------------------------------------------------------------------------------------------
 Ball Corp.:
 7.75% Sr. Unsec. Nts., 8/1/06                                                                   3,300,000          3,225,750
 8.25% Sr. Unsec. Sub. Nts., 8/1/08                                                              3,300,000          3,213,375
------------------------------------------------------------------------------------------------------------------------------
 Consumers International, Inc., 10.25% Sr. Sec. Nts., 4/1/05(1)                                  5,875,000          2,261,875
------------------------------------------------------------------------------------------------------------------------------
 Doman Industries Ltd., 8.75% Sr. Nts., 3/15/04                                                 11,550,000          7,796,250
------------------------------------------------------------------------------------------------------------------------------
 Domtar, Inc., 10.85% Debs., 8/5/17 [CAD]                                                        1,700,000          1,399,139
------------------------------------------------------------------------------------------------------------------------------
 Gaylord Container Corp., 9.75% Sr. Unsec. Nts., Series B, 6/15/07                               2,350,000          1,609,750
------------------------------------------------------------------------------------------------------------------------------
 Packaging Corp. of America, 9.625% Sr. Unsec. Sub. Nts., 4/1/09                                 4,800,000          4,884,000
------------------------------------------------------------------------------------------------------------------------------
 Repap New Brunswick, Inc.:
 9% First Priority Sr. Sec. Nts., 6/1/04                                                         3,775,000          3,916,562
 10.625% Second Priority Sr. Sec. Nts., 4/15/05                                                  3,000,000          3,105,000
------------------------------------------------------------------------------------------------------------------------------
 Riverwood International Corp.:
 10.625% Sr. Unsec. Nts., 8/1/07                                                                11,290,000         11,360,562
 10.875% Sr. Sub. Nts., 4/1/08                                                                   8,280,000          7,617,600
------------------------------------------------------------------------------------------------------------------------------
 SD Warren Co., 14% Unsec. Nts., 12/15/06(10)                                                   16,327,710         18,001,300
------------------------------------------------------------------------------------------------------------------------------
 Tembec Finance Corp., 9.875% Sr. Nts., 9/30/05                                                  1,000,000          1,017,500
------------------------------------------------------------------------------------------------------------------------------
 U.S. Timberlands Co. LP, 9.625% Sr. Nts., 11/15/07                                              3,850,000          3,484,250
                                                                                                              ----------------
                                                                                                                   73,174,200
23 OPPENHEIMER STRATEGIC INCOME FUND 26 -------------------------------------------------------------------------------- STATEMENT OF INVESTMENTS Continued --------------------------------------------------------------------------------

                                                                                                 PRINCIPAL       MARKET VALUE
                                                                                                    AMOUNT         SEE NOTE 1
------------------------------------------------------------------------------------------------------------------------------

 GAMING/LEISURE--2.0%
 Capital Gaming International, Inc., 11.50% Promissory Nts., 8/1/1995(1,11,13)              $       33,500     $           --
------------------------------------------------------------------------------------------------------------------------------
 Capstar Hotel Co., 8.75% Sr. Sub. Nts., 8/15/07                                                10,475,000          9,898,875
------------------------------------------------------------------------------------------------------------------------------
 Coast Hotel & Casinos, Inc., 9.50% Sr. Unsec. Sub. Nts., 4/1/09                                 3,000,000          2,977,500
------------------------------------------------------------------------------------------------------------------------------
 Florida Panthers Holdings, Inc., 9.875% Sr. Sub. Nts., 4/15/09                                  6,800,000          6,596,000
------------------------------------------------------------------------------------------------------------------------------
 HMH Properties, Inc., 8.45% Sr. Nts., Series C, 12/1/08                                         9,425,000          9,000,875
------------------------------------------------------------------------------------------------------------------------------
 Hollywood Casino Corp., 11.25% Sr. Sec. Nts., 5/1/07                                            6,000,000          6,255,000
------------------------------------------------------------------------------------------------------------------------------
 Hollywood Park, Inc., 9.25% Sr. Unsec. Sub. Nts., Series B, 2/15/07                             8,000,000          8,300,000
------------------------------------------------------------------------------------------------------------------------------
 Horseshoe Gaming LLC, 9.375% Sr. Sub. Nts., 6/15/07                                            13,350,000         13,383,375
------------------------------------------------------------------------------------------------------------------------------
 Intrawest Corp., 9.75% Sr. Nts., 8/15/08                                                       11,875,000         11,934,375
------------------------------------------------------------------------------------------------------------------------------
 Isle of Capri Casinos, Inc., 8.75% Sr. Unsec. Nts., 4/15/09                                     3,600,000          3,366,000
------------------------------------------------------------------------------------------------------------------------------
 Jupiters Ltd., 8.50% Sr. Unsec. Nts., 3/1/06                                                    7,100,000          6,851,500
------------------------------------------------------------------------------------------------------------------------------
 Mandalay Resort Group, 10.25% Sr. Sub. Nts., 8/1/07(5)                                          7,000,000          7,253,750
------------------------------------------------------------------------------------------------------------------------------
 Meristar Hospitality Corp., 8.75% Sr. Unsec. Sub. Nts., 8/15/07                                 8,000,000          7,540,000
------------------------------------------------------------------------------------------------------------------------------
 Mohegan Tribal Gaming Authority:
 8.125% Sr. Nts., 1/1/06                                                                         2,950,000          2,894,687
 8.75% Sr. Unsec. Sub. Nts., 1/1/09                                                             12,050,000         11,989,750
------------------------------------------------------------------------------------------------------------------------------
 Premier Cruise Ltd., 11% Sr. Nts., 3/15/08(1,11,13)                                            10,800,000                 --
------------------------------------------------------------------------------------------------------------------------------
 Premier Parks, Inc.:
 0%/10% Sr. Disc. Nts., 4/1/08(12)                                                               6,350,000          4,270,375
 9.25% Sr. Nts., 4/1/06                                                                          5,355,000          5,020,312
 9.75% Sr. Nts., 6/15/07                                                                         6,050,000          5,687,000
------------------------------------------------------------------------------------------------------------------------------
 Santa Fe Hotel, Inc., 11% Gtd. First Mtg. Nts., 12/15/00(1)                                       100,000            100,500
------------------------------------------------------------------------------------------------------------------------------
 Six Flags Entertainment Corp., 8.875% Sr. Nts., 4/1/06                                          5,720,000          5,405,400
------------------------------------------------------------------------------------------------------------------------------
 Station Casinos, Inc.:
 8.875% Sr. Unsec. Sub. Nts., 12/1/08                                                            4,500,000          4,359,375
 9.875% Sr. Sub. Nts., 7/1/10(5)                                                                 2,500,000          2,518,750
                                                                                                              ----------------
                                                                                                                  135,603,399

------------------------------------------------------------------------------------------------------------------------------
 HEALTHCARE--0.7%
 Charles River Laboratories, Inc., 13.50% Sr. Sub. Nts., Series B, 10/1/09                       3,867,500          4,389,612
------------------------------------------------------------------------------------------------------------------------------
 Fresenius Medical Care Capital Trust II, 7.875% Nts., 2/1/08(1)                                 3,550,000          3,363,625
------------------------------------------------------------------------------------------------------------------------------
 Fresenius Medical Care Capital Trust III, 7.375% Nts., 2/1/08 [DEM]                             1,700,000            773,279
------------------------------------------------------------------------------------------------------------------------------
 ICN Pharmaceutical, Inc.:
 8.75% Sr. Nts., 11/15/08(5)                                                                     4,100,000          4,110,250
 9.75% Sr. Nts., 11/15/08(5)                                                                     5,500,000          5,513,750
------------------------------------------------------------------------------------------------------------------------------
 Kinetic Concepts, Inc., 9.625% Sr. Unsec. Sub. Nts., Series B, 11/1/07(1)                         975,000            775,125
------------------------------------------------------------------------------------------------------------------------------
 King Pharmaceuticals, Inc., 10.75% Sr. Unsec. Sub. Nts., 2/15/09                                4,750,000          5,035,000
------------------------------------------------------------------------------------------------------------------------------
 Magellan Health Services, Inc., 9% Sr. Sub. Nts., 2/15/08                                       6,900,000          4,623,000
------------------------------------------------------------------------------------------------------------------------------
 Oxford Health Plans, Inc., 11% Sr. Unsec. Nts., 5/15/05                                         6,415,000          6,767,825
------------------------------------------------------------------------------------------------------------------------------
 Tenet Healthcare Corp.:
 8.125% Sr. Unsec. Sub. Nts., Series B, 12/1/08                                                  2,000,000          1,925,000
 8.625% Sr. Sub. Nts., 1/15/07                                                                   3,550,000          3,532,250
 9.25% Sr. Nts., 9/1/10(5)                                                                       3,500,000          3,675,000
------------------------------------------------------------------------------------------------------------------------------
 Unilab Finance Corp., 12.75% Sr. Sub. Nts., 10/1/09                                             3,900,000          4,231,500
                                                                                                              ----------------
                                                                                                                   48,715,216
24 OPPENHEIMER STRATEGIC INCOME FUND 27

                                                                                                 PRINCIPAL       MARKET VALUE
                                                                                                    AMOUNT         SEE NOTE 1
------------------------------------------------------------------------------------------------------------------------------

 HOUSING--0.9%
 Building Materials Corp. of America, 8.625% Sr. Nts., Series B, 12/15/06                   $    4,090,000     $    2,719,850
------------------------------------------------------------------------------------------------------------------------------
 CB Richard Ellis Services, Inc., 8.875% Sr. Unsec. Sub. Nts., 6/1/06(1)                         5,000,000          4,556,250
------------------------------------------------------------------------------------------------------------------------------
 D.R. Horton, Inc.:
 8% Sr. Nts., 2/1/09                                                                             8,500,000          7,841,250
 9.75% Sr. Sub. Nts., 9/15/10                                                                    5,200,000          5,070,000
------------------------------------------------------------------------------------------------------------------------------
 Del Webb Corp., 10.25% Sr. Unsec. Sub. Nts., 2/15/10                                            8,000,000          7,600,000
------------------------------------------------------------------------------------------------------------------------------
 Formica Corp., 10.875% Sr. Unsec. Sub. Nts., Series B, 3/1/09                                   4,300,000          2,171,500
------------------------------------------------------------------------------------------------------------------------------
 Kaufman & Broad Home Corp., 7.75% Sr. Nts., 10/15/04                                           13,800,000         13,196,250
------------------------------------------------------------------------------------------------------------------------------
 Nortek, Inc.:
 9.125% Sr. Unsec. Nts., Series B, 9/1/07                                                       11,450,000         10,877,500
 9.25% Sr. Nts., Series B, 3/15/07                                                               5,100,000          4,857,750
                                                                                                              ----------------
                                                                                                                   58,890,350

------------------------------------------------------------------------------------------------------------------------------
 INFORMATION TECHNOLOGY--1.5%
 Amkor Technologies, Inc.:
 9.25% Sr. Unsec. Nts., 5/1/06                                                                   3,700,000          3,690,750
 10.50% Sr. Unsec. Sub. Nts., 5/1/09                                                            13,500,000         13,753,125
------------------------------------------------------------------------------------------------------------------------------
 Chippac International Ltd., 12.75% Sr. Unsec. Sub. Nts., Series B, 8/1/09                       3,250,000          3,461,250
------------------------------------------------------------------------------------------------------------------------------
 Details, Inc., 10% Sr. Sub. Nts., Series B, 11/15/05                                            8,250,000          8,126,250
------------------------------------------------------------------------------------------------------------------------------
 Dyncorp, Inc., 9.50% Sr. Sub. Nts., 3/1/07                                                      6,345,000          4,909,444
------------------------------------------------------------------------------------------------------------------------------
 EchoStar Broadband Corp., 10.375% Sr. Nts., 10/1/07(5)                                         28,750,000         28,750,000
------------------------------------------------------------------------------------------------------------------------------
 Fairchild Semiconductor International, Inc., 10.375% Sr. Unsec. Nts., 10/1/07                  10,500,000         10,670,625
------------------------------------------------------------------------------------------------------------------------------
 Fisher Scientific International, Inc.:
 9% Sr. Unsec. Sub. Nts., 2/1/08                                                                 8,760,000          8,124,900
 9% Sr. Unsec. Sub. Nts., 2/1/08                                                                 1,875,000          1,739,062
------------------------------------------------------------------------------------------------------------------------------
 Flextronics International Ltd., 9.875% Sr. Sub. Nts., 7/1/10(5)                                 6,000,000          6,195,000
------------------------------------------------------------------------------------------------------------------------------
 Micron Technology, Inc., 6.50% Sub. Nts., 9/30/05                                              14,000,000         11,900,000
                                                                                                              ----------------
                                                                                                                  101,320,406

------------------------------------------------------------------------------------------------------------------------------
 MANUFACTURING--1.0%
 Actuant Corp., 13% Sr. Sub. Nts., 5/1/09(5)                                                     4,550,000          4,652,375
------------------------------------------------------------------------------------------------------------------------------
 Blount, Inc., 13% Sr. Sub. Nts., 8/1/09                                                         8,400,000          8,610,000
------------------------------------------------------------------------------------------------------------------------------
 Burke Industries, Inc., 10% Sr. Sub. Nts., 8/15/07                                              3,475,000          1,164,125
------------------------------------------------------------------------------------------------------------------------------
 Eagle-Picher Industries, Inc., 9.375% Sr. Unsec. Sub. Nts., 3/1/08                              1,050,000            866,250
------------------------------------------------------------------------------------------------------------------------------
 Grove Worldwide LLC, 9.25% Sr. Sub. Nts., 5/1/08                                                9,600,000          1,176,000
------------------------------------------------------------------------------------------------------------------------------
 Hydrochem Industrial Services, Inc., 10.375% Sr. Sub. Nts., 8/1/07                              5,800,000          4,408,000
------------------------------------------------------------------------------------------------------------------------------
 Insilco Corp., 12% Sr. Sub. Nts., 8/15/07                                                      10,550,000         10,484,063
------------------------------------------------------------------------------------------------------------------------------
 International Wire Group, Inc., 11.75% Sr. Sub. Nts., Series B, 6/1/05                          7,835,000          7,913,350
------------------------------------------------------------------------------------------------------------------------------
 Jordan Industries, Inc., 10.375% Sr. Unsec. Nts., Series D, 8/1/07                              7,750,000          7,323,750
------------------------------------------------------------------------------------------------------------------------------
 Moll Industries, Inc., 10.50% Sr. Unsec. Sub. Nts., 7/1/08                                      2,600,000            676,000
------------------------------------------------------------------------------------------------------------------------------
 Roller Bearing Co. of America, Inc., 9.625% Sr. Sub. Nts., Series B, 6/15/07                   10,400,000          9,568,000
25 OPPENHEIMER STRATEGIC INCOME FUND 28 -------------------------------------------------------------------------------- STATEMENT OF INVESTMENTS Continued --------------------------------------------------------------------------------

                                                                                                 PRINCIPAL       MARKET VALUE
                                                                                                    AMOUNT         SEE NOTE 1
------------------------------------------------------------------------------------------------------------------------------

 MANUFACTURING  Continued
 Terex Corp.:
 8.875% Sr. Unsec. Sub. Nts., 4/1/08                                                        $    1,400,000     $    1,281,000
 8.875% Sr. Unsec. Sub. Nts., Series C, 4/1/08                                                   5,100,000          4,666,500
------------------------------------------------------------------------------------------------------------------------------
 Unifrax Investment Corp., 10.50% Sr. Nts., 11/1/03(1)                                           5,000,000          4,725,000
                                                                                                              ----------------
                                                                                                                   67,514,413

------------------------------------------------------------------------------------------------------------------------------
 MEDIA/ENTERTAINMENT: BROADCASTING--1.0%
 Allbritton Communications Co., 8.875% Sr. Sub. Nts., Series B, 2/1/08                           2,375,000          2,232,500
------------------------------------------------------------------------------------------------------------------------------
 AMFM Operating, Inc., 12.625% Sr. Sub. Debs., Series E, 10/31/06(10)                            1,393,500          1,574,655
------------------------------------------------------------------------------------------------------------------------------
 Chancellor Media Corp.:
 8.125% Sr. Sub. Nts., Series B, 12/15/07                                                        5,000,000          5,075,000
 8.75% Sr. Unsec. Sub. Nts., Series B, 6/15/07                                                   6,000,000          6,135,000
------------------------------------------------------------------------------------------------------------------------------
 Citadel Broadcasting Co., 9.25% Sr. Unsec. Sub. Nts., 11/15/08                                  1,750,000          1,750,000
------------------------------------------------------------------------------------------------------------------------------
 Cumulus Media, Inc., 10.375% Sr. Unsec. Sub. Nts., 7/1/08                                       2,600,000          2,223,000
------------------------------------------------------------------------------------------------------------------------------
 Emmis Communications Corp., 8.125% Sr. Unsec. Sub. Nts., Series B, 3/15/09                      9,225,000          8,809,875
------------------------------------------------------------------------------------------------------------------------------
 Paxson Communications Corp., 11.625% Sr. Sub. Nts., 10/1/02                                     7,205,000          7,385,125
------------------------------------------------------------------------------------------------------------------------------
 Radio One, Inc., 12% Sr. Sub. Nts., Series B, 5/15/04(2)                                        3,000,000          3,165,000
------------------------------------------------------------------------------------------------------------------------------
 Sinclair Broadcast Group, Inc.:
 8.75% Sr. Sub. Nts., 12/15/07                                                                   4,325,000          4,033,063
 9% Sr. Unsec. Sub. Nts., 7/15/07                                                                3,990,000          3,790,500
------------------------------------------------------------------------------------------------------------------------------
 Spanish Broadcasting System, Inc., 9.625% Sr. Sub. Nts., 11/1/09                                7,300,000          7,281,750
------------------------------------------------------------------------------------------------------------------------------
 Young Broadcasting, Inc.:
 8.75% Sr. Sub. Debs., 6/15/07                                                                  11,125,000         10,568,750
 9% Sr. Sub. Nts., Series B, 1/15/06                                                               825,000            796,125
                                                                                                              ----------------
                                                                                                                   64,820,343

------------------------------------------------------------------------------------------------------------------------------
 MEDIA/ENTERTAINMENT: CABLE/WIRELESS VIDEO--3.4%
 Adelphia Communications Corp.:
 7.875% Sr. Unsec. Nts., 5/1/09                                                                  1,400,000          1,177,750
 8.125% Sr. Nts., Series B, 7/15/03                                                              4,750,000          4,441,250
 8.375% Sr. Nts., Series B, 2/1/08                                                               5,150,000          4,480,500
 9.25% Sr. Nts., 10/1/02                                                                         7,175,000          7,139,125
 9.375% Sr. Nts., 11/15/09                                                                       8,000,000          7,290,000
 9.875% Sr. Nts., Series B, 3/1/07                                                               2,000,000          1,890,000
 10.50% Sr. Unsec. Nts., Series B, 7/15/04                                                       6,040,000          6,077,750
 10.875% Sr. Unsec. Nts., 10/1/10                                                                4,250,000          4,186,250
------------------------------------------------------------------------------------------------------------------------------
 Charter Communications Holdings LLC/Charter Communications
 Holdings Capital Corp.:
 0%/9.92% Sr. Unsec. Disc. Nts., 4/1/11(12)                                                     25,250,000         14,834,375
 8.25% Sr. Unsec. Nts., 4/1/07                                                                  10,650,000          9,704,813
 10% Sr. Nts., 4/1/09                                                                              350,000            344,313
------------------------------------------------------------------------------------------------------------------------------
 Classic Cable, Inc., 10.50% Sr. Sub. Nts., 3/1/10                                               2,725,000          2,343,500
------------------------------------------------------------------------------------------------------------------------------
 CSC Holdings, Inc.:
 9.875% Sr. Sub. Debs., 2/15/13                                                                  2,435,000          2,501,963
 9.875% Sr. Sub. Nts., 5/15/06                                                                     625,000            642,188
 10.50% Sr. Sub. Debs., 5/15/16                                                                  7,950,000          8,566,125
------------------------------------------------------------------------------------------------------------------------------
 Diamond Holdings plc, 9.125% Sr. Nts., 2/1/08(1)                                                2,050,000          1,875,750
26 OPPENHEIMER STRATEGIC INCOME FUND 29

                                                                                                 PRINCIPAL       MARKET VALUE
                                                                                                    AMOUNT         SEE NOTE 1
------------------------------------------------------------------------------------------------------------------------------

 MEDIA/ENTERTAINMENT: CABLE/WIRELESS VIDEO  Continued
 EchoStar DBS Corp., 9.375% Sr. Unsec. Nts., 2/1/09                                         $   26,105,000     $   25,713,425
------------------------------------------------------------------------------------------------------------------------------
 EchoStar I Bonds, 8.25%, 2/26/01(1)                                                             1,135,738          1,135,739
------------------------------------------------------------------------------------------------------------------------------
 EchoStar II Sinking Fund Bonds, 8.25%, 11/9/01(1)                                               2,396,736          2,396,737
------------------------------------------------------------------------------------------------------------------------------
 Insight Midwest LP/Insight Capital, Inc., 9.75% Sr. Nts., 10/1/09                               4,000,000          4,050,000
------------------------------------------------------------------------------------------------------------------------------
 NTL Communications Corp.:
 0%/12.375% Sr. Unsec. Nts., Series B, 10/1/08(12)                                              14,010,000          8,756,250
 9.875% Sr. Nts., 11/15/09(5) [EUR]                                                             10,450,000          8,207,691
 11.50% Sr. Unsec. Nts., Series B, 10/1/08                                                       2,850,000          2,764,500
------------------------------------------------------------------------------------------------------------------------------
 NTL, Inc.:
 0%/9.75% Sr. Nts., Series B, 4/15/09(12) [GBP]                                                 39,800,000         30,304,815
 0%/10.75% Sr. Unsec. Unsub. Nts., Series B, 4/1/08(12) [GBP]                                    7,590,000          6,845,307
 10% Sr. Nts., Series B, 2/15/07                                                                 7,725,000          7,107,000
------------------------------------------------------------------------------------------------------------------------------
 Rogers Cablesystems Ltd., 10% Second Priority Sr. Sec. Debs., 12/1/07(1)                        4,350,000          4,567,500
------------------------------------------------------------------------------------------------------------------------------
 Rogers Communications, Inc., 8.75% Sr. Nts., 7/15/07 [CAD]                                     20,000,000         13,475,342
------------------------------------------------------------------------------------------------------------------------------
 Telewest Communications plc:
 0%/9.25% Sr. Disc. Nts., 4/15/09(12)                                                           12,750,000          6,853,125
 0%/9.875% Sr. Nts., 4/15/09(5,12) [GBP]                                                        12,000,000          9,004,065
------------------------------------------------------------------------------------------------------------------------------
 United International Holdings, Inc., 0%/10.75% Sr. Disc. Nts., Series B, 2/15/08(12)           16,095,000         11,105,550
------------------------------------------------------------------------------------------------------------------------------
 United Pan-Europe Communications NV, 10.875%
 Sr. Unsec. Nts., Series B, 8/1/09                                                               9,650,000          8,250,750
                                                                                                              ----------------
                                                                                                                  228,033,448

------------------------------------------------------------------------------------------------------------------------------
 MEDIA/ENTERTAINMENT: DIVERSIFIED MEDIA--1.2%
 AMC Entertainment, Inc., 9.50% Sr. Unsec. Sub. Nts., 2/1/11                                    13,150,000          6,114,750
------------------------------------------------------------------------------------------------------------------------------
 Carmike Cinemas, Inc., 9.375% Gtd. Sr. Sub. Nts., Series B, 2/1/09(11,13)                       1,000,000            280,000
------------------------------------------------------------------------------------------------------------------------------
 GSP I Corp., 10.15% First Mtg. Bonds, 6/24/10(5)                                                  727,589            690,970
------------------------------------------------------------------------------------------------------------------------------
 IPC Magazines Group plc:
 0%/10.75% Bonds, 3/15/08(1,12) [GBP]                                                            3,000,000          2,794,365
 9.625% Bonds, 3/15/08 [GBP]                                                                    10,525,000         13,849,479
------------------------------------------------------------------------------------------------------------------------------
 Lamar Advertising Co., 8.625% Sr. Sub. Nts., 9/15/07                                            4,250,000          4,212,813
------------------------------------------------------------------------------------------------------------------------------
 SFX Entertainment, Inc.:
 9.125% Sr. Unsec. Sub. Nts., 12/1/08                                                            1,600,000          1,688,000
 9.125% Sr. Unsec. Sub. Nts., Series B, 2/1/08                                                  13,725,000         14,479,875
------------------------------------------------------------------------------------------------------------------------------
 Sun Media Corp., 9.50% Sr. Sub. Nts., 5/15/07                                                     578,000            583,780
------------------------------------------------------------------------------------------------------------------------------
 Time Warner Entertainment Co. LP, 8.375% Sr. Debs., 3/15/23                                     8,209,000          8,496,840
------------------------------------------------------------------------------------------------------------------------------
 Time Warner, Inc., 9.125% Debs., 1/15/13                                                        2,000,000          2,230,300
------------------------------------------------------------------------------------------------------------------------------
 TV Guide, Inc., 8.125% Sr. Unsec. Sub. Nts., 3/1/09                                             8,750,000          8,870,313
------------------------------------------------------------------------------------------------------------------------------
 World Color Press, Inc., 7.75% Sr. Unsec. Sub. Nts., 2/15/09                                    2,500,000          2,334,793
------------------------------------------------------------------------------------------------------------------------------
 WRC Media, Inc./Weekly Reader Corp./Compass Learning Corp.,
 12.75% Sr. Sub. Nts., 11/15/09                                                                 11,500,000         10,536,875
------------------------------------------------------------------------------------------------------------------------------
 Ziff Davis Media, Inc., 12% Sr. Sub. Nts., 7/15/10(5)                                           2,550,000          2,537,250
                                                                                                              ----------------
                                                                                                                   79,700,403
27 OPPENHEIMER STRATEGIC INCOME FUND 30 -------------------------------------------------------------------------------- STATEMENT OF INVESTMENTS Continued --------------------------------------------------------------------------------

                                                                                                 PRINCIPAL       MARKET VALUE
                                                                                                    AMOUNT         SEE NOTE 1
------------------------------------------------------------------------------------------------------------------------------

 MEDIA/ENTERTAINMENT: TELECOMMUNICATIONS--7.1%
 360networks, Inc.:
 12% Sr. Unsec. Sub. Nts., 8/1/09                                                           $    4,100,000     $    3,669,500
 13% Sr. Unsec. Nts., 5/1/08                                                                     2,150,000          1,967,250
 13% Sr. Unsec. Nts., 5/1/08(5) [EUR]                                                            1,900,000          1,604,482
------------------------------------------------------------------------------------------------------------------------------
 Adelphia Business Solutions, Inc., 12% Sr. Sub. Nts., 11/1/07                                   9,025,000          6,091,875
------------------------------------------------------------------------------------------------------------------------------
 Allegiance Telecom, Inc., 12.875% Sr. Nts., 5/15/08                                             2,000,000          2,015,000
------------------------------------------------------------------------------------------------------------------------------
 Colo.com, Units (each unit consists of $1,000 principal amount of
 13.875% sr. nts., 3/15/10 and one warrant to purchase 19.9718 shares
 of common stock at $.01 per share)(5,14)                                                        6,350,000          6,508,750
------------------------------------------------------------------------------------------------------------------------------
 COLT Telecom Group plc:
 0%/12% Sr. Unsec. Disc. Nts., 12/15/06(12)                                                     21,275,000         19,466,625
 7.625% Bonds, 7/31/08 [DEM]                                                                    10,800,000          4,422,359
 8.875% Sr. Nts., 11/30/07 [DEM]                                                                 4,450,000          1,957,709
 10.125% Sr. Nts., 11/30/07 [GBP]                                                                6,290,000          9,392,763
------------------------------------------------------------------------------------------------------------------------------
 Comcast UK Cable Partner Ltd., 0%/11.20% Sr. Disc. Debs., 11/15/07(12)                          6,260,000          6,040,900
------------------------------------------------------------------------------------------------------------------------------
 Concentric Network Corp., 12.75% Sr. Unsec. Nts., 12/15/07                                      4,085,000          4,105,425
------------------------------------------------------------------------------------------------------------------------------
 Covad Communications Group, Inc.:
 0%/13.50% Sr. Disc. Nts., 3/15/08(12)                                                           5,750,000          2,673,750
 12% Sr. Unsec. Nts., Series B, 2/15/10                                                            350,000            264,250
------------------------------------------------------------------------------------------------------------------------------
 Diamond Cable Communications plc, 0%/11.75% Sr. Disc. Nts., 12/15/05(12)                       27,875,000         26,341,875
------------------------------------------------------------------------------------------------------------------------------
 Equinix, Inc., 13% Sr. Unsec. Nts., 12/1/07                                                     8,100,000          6,510,375
------------------------------------------------------------------------------------------------------------------------------
 ESAT Telecom Group plc, 11.875% Sr. Unsec. Unsub. Nts., 11/1/09 [EUR]                           2,500,000          2,720,527
------------------------------------------------------------------------------------------------------------------------------
 Exodus Communications, Inc.:
 10.75% Sr. Unsec. Sub. Nts., 12/15/09                                                          11,300,000         11,017,500
 11.25% Sr. Nts., 7/1/08                                                                         8,720,000          8,698,200
------------------------------------------------------------------------------------------------------------------------------
 FirstWorld Communications, Inc., 0%/13% Sr. Disc. Nts., 4/15/08(12)                             4,200,000            945,000
------------------------------------------------------------------------------------------------------------------------------
 FLAG Telecom Holdings Ltd.:
 11.625% Sr. Nts., 3/30/10(1) [EUR]                                                              2,375,000          1,802,506
 11.625% Sr. Unsec. Nts., 3/30/10                                                                2,375,000          2,042,500
------------------------------------------------------------------------------------------------------------------------------
 Focal Communications Corp.:
 0%/12.125% Sr. Unsec. Disc. Nts., 2/15/08(12)                                                   3,270,000          1,553,250
 11.875% Sr. Unsec. Nts., Series B, 1/15/10                                                      3,850,000          2,945,250
------------------------------------------------------------------------------------------------------------------------------
 Global Crossing Holdings Ltd., 9.625% Sr. Unsec. Nts., 5/15/08                                 13,840,000         13,909,200
------------------------------------------------------------------------------------------------------------------------------
 Global Telesystems Group, Inc., 10.50% Sr. Unsec. Bonds, 12/1/06(5) [EUR]                       7,200,000         2,779,875
------------------------------------------------------------------------------------------------------------------------------
 Intermedia Communications, Inc.:
 0%/12.25% Sr. Disc. Nts., Series B, 3/1/09(12)                                                  9,980,000          6,736,500
 8.50% Sr. Nts., Series B, 1/15/08                                                               4,800,000          4,620,000
 8.60% Sr. Unsec. Nts., Series B, 6/1/08                                                         3,945,000          3,806,925
 8.875% Sr. Nts., 11/1/07                                                                        7,815,000          7,502,400
------------------------------------------------------------------------------------------------------------------------------
 Jazztel plc, 13.25% Sr. Nts., 12/15/09(5) [EUR]                                                10,700,000          7,837,483
------------------------------------------------------------------------------------------------------------------------------
 KMC Telecom Holdings, Inc.:
 0%/12.50% Sr. Unsec. Disc. Nts., 2/15/08(12)                                                   24,141,000          9,777,105
 13.50% Sr. Unsec. Nts., 5/15/09                                                                 4,000,000          2,780,000
------------------------------------------------------------------------------------------------------------------------------
 Level 3 Communications, Inc.:
 0%/10.50% Sr. Disc. Nts., 12/1/08(12)                                                          17,350,000         10,323,250
 9.125% Sr. Unsec. Nts., 5/1/08                                                                  8,280,000          7,203,600
28 OPPENHEIMER STRATEGIC INCOME FUND 31

                                                                                                 PRINCIPAL       MARKET VALUE
                                                                                                    AMOUNT         SEE NOTE 1
------------------------------------------------------------------------------------------------------------------------------

 MEDIA/ENTERTAINMENT: TELECOMMUNICATIONS  Continued
 Level 3 Communications, Inc.: Continued
 11% Sr. Unsec. Nts., 3/15/08                                                               $    3,750,000     $    3,600,000
 11.25% Sr. Unsec. Nts., 3/15/10                                                                 3,700,000          3,552,000
------------------------------------------------------------------------------------------------------------------------------
 McLeodUSA, Inc.:
 8.125% Sr. Unsec. Nts., 2/15/09                                                                 6,840,000          5,933,700
 8.375% Sr. Nts., 3/15/08                                                                        5,000,000          4,400,000
 9.25% Sr. Nts., 7/15/07                                                                         1,725,000          1,617,188
------------------------------------------------------------------------------------------------------------------------------
 Metromedia Fiber Network, Inc.:
 10% Sr. Nts., 12/15/09                                                                         15,350,000         14,429,000
 10% Sr. Unsec. Nts., Series B, 11/15/08                                                        17,200,000         16,168,000
------------------------------------------------------------------------------------------------------------------------------
 Metromedia International Group, Inc., 0%/10.50%
 Sr. Unsec. Disc. Nts., 9/30/07(12)                                                             26,139,615         12,154,921
------------------------------------------------------------------------------------------------------------------------------
 MGC Communications, Inc./Mpower Holding Corp.:
 13% Sr. Nts., 4/1/10(5)                                                                         9,225,000          6,226,875
 13% Sr. Unsec. Nts., 4/1/10                                                                     1,800,000          1,215,000
------------------------------------------------------------------------------------------------------------------------------
 NEXTLINK Communications, Inc.:
 9% Sr. Nts., 3/15/08                                                                            8,150,000          6,968,250
 9.625% Sr. Nts., 10/1/07                                                                       12,735,000         11,557,013
 10.75% Sr. Unsec. Nts., 11/15/08                                                                7,300,000          6,789,000
 10.75% Sr. Unsec. Nts., 6/1/09                                                                  2,590,000          2,408,700
------------------------------------------------------------------------------------------------------------------------------
 NorthPoint Communications Group, Inc., 12.875% Nts., 2/15/10                                    6,400,000          6,432,000
------------------------------------------------------------------------------------------------------------------------------
 NTL, Inc., 0%/9.75% Sr. Deferred Coupon Nts., Series B, 4/1/08(12)                              5,850,000          3,583,125
------------------------------------------------------------------------------------------------------------------------------
 OpTel, Inc., 13% Sr. Nts., Series B, 2/15/05(11)                                                5,675,000          3,603,625
------------------------------------------------------------------------------------------------------------------------------
 PSINet, Inc.:
 10% Sr. Unsec. Nts., Series B, 2/15/05                                                          7,325,000          4,797,875
 10.50% Sr. Nts., 12/1/06(5) [EUR]                                                               8,150,000          4,675,044
------------------------------------------------------------------------------------------------------------------------------
 Qwest Communications International, Inc.:
 0%/8.29% Sr. Unsec. Disc. Nts., Series B, 2/1/08(12)                                            7,220,000          5,946,154
 0%/9.47% Sr. Disc. Nts., 10/15/07(12)                                                           8,310,000          7,280,009
------------------------------------------------------------------------------------------------------------------------------
 RCN Corp., 10.125% Sr. Unsec. Nts., 1/15/10                                                     6,000,000          4,290,000
------------------------------------------------------------------------------------------------------------------------------
 Rhythms NetConnections, Inc., 14% Sr. Unsec. Nts., Series B, 2/15/10                            9,000,000          5,985,000
------------------------------------------------------------------------------------------------------------------------------
 RSL Communications plc:
 0%/10% Bonds, 3/15/08(1,12) [DEM]                                                               4,100,000            175,748
 0%/10.125% Sr. Disc. Nts., 3/1/08(12)                                                           5,425,000            840,875
 10.50% Sr. Unsec. Nts., 11/5/08                                                                 9,000,000          2,205,000
 12.875% Sr. Unsec. Nts., 3/1/10(5)                                                              6,500,000          1,950,000
------------------------------------------------------------------------------------------------------------------------------
 Shaw Communications, Inc., 8.54% Debs., 9/30/27 [CAD]                                          14,580,000          9,175,535
------------------------------------------------------------------------------------------------------------------------------
 Tele1 Europe BV:
 11.875% Sr. Nts., 12/1/09(5) [EUR]                                                              5,300,000          4,431,694
 13% Sr. Unsec. Nts., 5/15/09 [EUR]                                                              5,000,000          4,280,125
------------------------------------------------------------------------------------------------------------------------------
 Telewest Communications plc, 0%/11% Sr. Disc. Debs., 10/1/07(12)                               10,975,000         10,563,438
------------------------------------------------------------------------------------------------------------------------------
 Teligent, Inc., 11.50% Sr. Nts., 12/1/07                                                        4,835,000          2,199,925
------------------------------------------------------------------------------------------------------------------------------
 Time Warner Telecom LLC, 9.75% Sr. Nts., 7/15/08                                                4,000,000          3,660,000
------------------------------------------------------------------------------------------------------------------------------
 United Pan-Europe Communications NV:
 0%/13.375% Sr. Unsec. Disc. Nts., Series B, 11/1/09(12)                                         8,700,000          4,154,250
 0%/13.75% Sr. Unsec. Disc. Nts., Series B, 2/1/10(12)                                          15,800,000          7,228,500
 10.875% Sr. Nts., 8/1/09 [EUR]                                                                 13,250,000         10,026,855
 10.875% Sr. Unsec. Nts., Series B, 11/1/07                                                      1,000,000            875,000
29 OPPENHEIMER STRATEGIC INCOME FUND 32 -------------------------------------------------------------------------------- STATEMENT OF INVESTMENTS Continued --------------------------------------------------------------------------------

                                                                                                 PRINCIPAL       MARKET VALUE
                                                                                                    AMOUNT         SEE NOTE 1
------------------------------------------------------------------------------------------------------------------------------

 MEDIA/ENTERTAINMENT: TELECOMMUNICATIONS  Continued
 United Pan-Europe Communications NV: Continued
 11.25% Sr. Nts., 11/1/09(5) [EUR]                                                          $    9,500,000     $    7,283,383
 11.25% Sr. Unsec. Nts., Series B, 2/1/10                                                        3,000,000          2,640,000
 11.50% Sr. Unsec. Nts., Series B, 2/1/10                                                        1,000,000            872,500
------------------------------------------------------------------------------------------------------------------------------
 Versatel Telecom International NV:
 11.25% Sr. Nts., 3/30/10(5) [EUR]                                                               5,400,000          4,145,985
 11.875% Sr. Nts., 7/15/09 [EUR]                                                                 6,000,000          4,659,600
------------------------------------------------------------------------------------------------------------------------------
 Viatel, Inc., 11.25% Sr. Sec. Nts., 4/15/08                                                     9,480,000          4,408,200
------------------------------------------------------------------------------------------------------------------------------
 WAM!NET, Inc., 0%/13.25% Sr. Unsec. Disc. Nts., Series B, 3/1/05(12)                           16,895,000          7,687,225
------------------------------------------------------------------------------------------------------------------------------
 Williams Communications Group, Inc.:
 11.70% Sr. Unsec. Nts., 8/1/08(5)                                                               3,000,000          2,880,000
 11.875% Sr. Unsec. Nts., 8/1/10(5)                                                             14,000,000         13,370,000
------------------------------------------------------------------------------------------------------------------------------
 Winstar Communications, Inc., 12.75% Sr. Nts., 4/15/10(5)                                       3,800,000          2,774,000
                                                                                                              ----------------
                                                                                                                  468,134,276

------------------------------------------------------------------------------------------------------------------------------
 MEDIA/ENTERTAINMENT: WIRELESS COMMUNICATIONS--5.1%
 Arch Communications, Inc., 12.75% Sr. Nts., 7/1/07                                              2,125,000          1,476,875
------------------------------------------------------------------------------------------------------------------------------
 Celcaribe SA, 14.50% Sr. Sec. Nts., 3/15/04(1)                                                  4,810,000          3,787,875
------------------------------------------------------------------------------------------------------------------------------
 CellNet Data Systems, Inc., 0%/14% Sr. Unsec. Disc. Nts., 10/1/07(1,11,12,13)                  21,148,000          1,586,100
------------------------------------------------------------------------------------------------------------------------------
 CFW Communications Co., Units (each unit consists of $1,000 principal amount of 13% sr. nts., 8/15/10 and one warrant to purchase 1.8 shares
 of common stock at $47.58 per share)(5,14)                                                      8,000,000          7,480,000
------------------------------------------------------------------------------------------------------------------------------
 Clearnet Communications, Inc., 0%/14.75% Sr. Disc. Nts., 12/15/05(12)                           2,040,000          2,152,200
------------------------------------------------------------------------------------------------------------------------------
 Crown Castle International Corp.:
 0%/10.375% Sr. Disc. Nts., 5/15/11(12)                                                          9,600,000          6,264,000
 0%/10.625% Sr. Unsec. Disc. Nts., 11/15/07(12)                                                 14,510,000         11,390,350
 9% Sr. Nts., 5/15/11                                                                            2,850,000          2,721,750
 10.75% Sr. Nts., 8/1/11                                                                         5,300,000          5,472,250
------------------------------------------------------------------------------------------------------------------------------
 Exodus Communications, Inc., 11.25% Sr. Nts., 7/15/10(5)                                       17,200,000         17,329,000
------------------------------------------------------------------------------------------------------------------------------
 Geotek Communications, Inc., 12% Cv. Sr. Sub. Nts., 2/15/01(11,13)                                625,000                 --
------------------------------------------------------------------------------------------------------------------------------
 Globix Corp., 12.50% Sr. Unsec. Nts., 2/1/10                                                   12,000,000          8,580,000
------------------------------------------------------------------------------------------------------------------------------
 Horizon PCS, Inc., Units (each unit consists of $1,000 principal amount of 0%/14% sr. disc. nts., 10/1/05 and one warrant to purchase
 12.9 shares of Cl. A common stock at $5.88 per share)(5,12,14)                                 11,000,000          5,665,000
------------------------------------------------------------------------------------------------------------------------------
 ICO Global Communications (Holdings) Ltd., Units (each unit consists of $1,000 principal amount of 15% sr. nts., 8/1/05 and one warrant to
 purchase 19.85 shares of common stock)(1,11,13,14)                                              4,600,000          2,760,000
------------------------------------------------------------------------------------------------------------------------------
 IPCS, Inc., Units (each unit consists of $1,000 principal amount of
 0%/14% sr. disc. nts., 7/15/10 and one warrant to purchase
 2,971,830 shares of common stock)(5,12,14)                                                      6,600,000          3,663,000
------------------------------------------------------------------------------------------------------------------------------
 Leap Wireless International, Inc., 12.50% Sr. Nts., 4/15/10(5)                                  6,700,000          5,259,500
------------------------------------------------------------------------------------------------------------------------------
 Loral Space & Communications Ltd., 9.50% Sr. Nts., 1/15/06                                      4,875,000          3,510,000
------------------------------------------------------------------------------------------------------------------------------
 Mail-Well I Corp., 8.75% Sr. Unsec. Sub. Nts., Series B, 12/15/08(1)                            2,335,000          2,043,125
------------------------------------------------------------------------------------------------------------------------------
 Metrocall, Inc., 10.375% Sr. Sub. Nts., 10/1/07(1)                                              7,470,000          4,594,050
------------------------------------------------------------------------------------------------------------------------------
 Microcell Telecommunications, Inc.:
 0%/11.125% Sr. Disc. Nts., Series B, 10/15/07(12) [CAD]                                        11,545,000          5,889,132
 0%/12% Sr. Unsec. Disc. Nts., 6/1/09(12)                                                       10,000,000          7,225,000
 0%/14% Sr. Disc. Nts., Series B, 6/1/06(12)                                                     3,100,000          2,991,500
30 OPPENHEIMER STRATEGIC INCOME FUND 33

                                                                                                 PRINCIPAL       MARKET VALUE
                                                                                                    AMOUNT         SEE NOTE 1
------------------------------------------------------------------------------------------------------------------------------

 MEDIA/ENTERTAINMENT: WIRELESS COMMUNICATIONS  Continued
 Millicom International Cellular SA, 0%/13.50% Sr. Disc. Nts., 6/1/06(12)                   $    8,715,000     $    7,538,475
------------------------------------------------------------------------------------------------------------------------------
 Nextel Communications, Inc.:
 0%/9.75% Sr. Disc. Nts., 10/31/07(12)                                                           3,950,000          3,110,625
 0%/9.95% Sr. Disc. Nts., 2/15/08(12)                                                           17,290,000         13,270,075
 0%/10.65% Sr. Disc. Nts., 9/15/07(12)                                                          11,915,000          9,800,088
 9.375% Sr. Unsec. Nts., 11/15/09                                                                7,000,000          6,860,000
------------------------------------------------------------------------------------------------------------------------------
 Nextel Partners, Inc., 11% Sr. Nts., 3/15/10(5)                                                 3,050,000          3,080,500
------------------------------------------------------------------------------------------------------------------------------
 Omnipoint Corp., 11.50% Sr. Nts., 9/15/09(5)                                                   14,950,000         16,744,000
------------------------------------------------------------------------------------------------------------------------------
 ORBCOMM Global LP/ORBCOMM Capital Corp., 14% Sr. Nts., 8/15/04(1,11)                           15,930,000          2,469,150
------------------------------------------------------------------------------------------------------------------------------
 Orion Network Systems, Inc., 0%/12.50% Sr. Disc. Nts., 1/15/07(1,12)                           11,975,000          4,131,375
------------------------------------------------------------------------------------------------------------------------------
 Pinnacle Holdings, Inc., 0%/10% Sr. Unsec. Disc. Nts., 3/15/08(12)                             10,985,000          7,964,125
------------------------------------------------------------------------------------------------------------------------------
 Price Communications Wireless, Inc.:
 9.125% Sr. Sec. Nts., Series B, 12/15/06                                                       10,825,000         10,987,375
 11.75% Sr. Sub. Nts., 7/15/07(1)                                                               10,240,000         11,008,000
------------------------------------------------------------------------------------------------------------------------------
 Real Time Data Co., 13% Disc. Nts., 5/31/09(5,10)                                               7,790,504          7,754,901
------------------------------------------------------------------------------------------------------------------------------
 Rural Cellular Corp., 9.625% Sr. Sub. Nts., Series B, 5/15/08                                   9,550,000          9,168,000
------------------------------------------------------------------------------------------------------------------------------
 SBA Communications Corp., 0%/12% Sr. Unsec. Disc. Nts., 3/1/08(12)                             28,875,000         21,511,875
------------------------------------------------------------------------------------------------------------------------------
 Spectrasite Holdings, Inc.:
 0%/11.25% Sr. Unsec. Disc. Nts., 4/15/09(12)                                                    6,900,000          3,795,000
 0%/12% Sr. Disc. Nts., 7/15/08(12)                                                             10,410,000          6,922,650
 10.75% Sr. Nts., 3/15/10(5)                                                                     2,350,000          2,232,500
------------------------------------------------------------------------------------------------------------------------------
 Sprint Spectrum LP/Sprint Spectrum Finance Corp., 0%/12.50%
 Sr. Disc. Nts., 8/15/06(12)                                                                       610,000            605,776
------------------------------------------------------------------------------------------------------------------------------
 Telecorp PCS, Inc.:
 0%/11.625% Sr. Unsec. Sub. Disc. Nts., 4/15/09(12)                                              1,650,000          1,126,125
 10.625% Sr. Sub. Nts., 7/15/10(5)                                                               6,100,000          6,191,500
------------------------------------------------------------------------------------------------------------------------------
 Tritel PCS, Inc., 0%/12.75% Sr. Unsec. Sub. Disc. Nts., 5/15/09(12)                             4,600,000          3,128,000
------------------------------------------------------------------------------------------------------------------------------
 Triton PCS, Inc., 0%/11% Sr. Unsec. Sub. Disc. Nts., 5/1/08(12)                                 1,700,000          1,283,500
------------------------------------------------------------------------------------------------------------------------------
 US Unwired, Inc., 0%/13.375% Sr. Unsec. Sub. Disc. Nts., Series B, 11/1/09(12)                 18,600,000         10,044,000
------------------------------------------------------------------------------------------------------------------------------
 USA Mobile Communications, Inc. II, 14% Sr. Nts., 11/1/04                                       5,885,000          5,119,950
------------------------------------------------------------------------------------------------------------------------------
 VoiceStream Wireless Corp., 10.375% Sr. Unsec. Nts., 11/15/09                                  44,337,634         48,106,334
                                                                                                              ----------------
                                                                                                                  335,794,606

------------------------------------------------------------------------------------------------------------------------------
 METALS/MINERALS--1.2%
 AEI Resources, Inc., 11.50% Sr. Sub. Nts., 12/15/06(5)                                          5,000,000            325,000
------------------------------------------------------------------------------------------------------------------------------
 AK Steel Corp.:
 7.875% Sr. Unsec. Nts., 2/15/09                                                                16,425,000         14,782,500
 9.125% Sr. Nts., 12/15/06                                                                      11,360,000         11,076,000
------------------------------------------------------------------------------------------------------------------------------
 California Steel Industries Corp., 8.50% Sr. Unsec. Nts., Series B, 4/1/09                      4,400,000          4,026,000
------------------------------------------------------------------------------------------------------------------------------
 Centaur Mining & Exploration Ltd., 11% Sr. Nts., 12/1/07                                        7,025,000          4,460,875
------------------------------------------------------------------------------------------------------------------------------
 Great Lakes Carbon Corp., 10.25% Sr. Sub. Nts., Series B, 5/15/08                               7,250,000          5,691,250
------------------------------------------------------------------------------------------------------------------------------
 International Utility Structures, Inc., 10.75% Sr. Sub. Nts., 2/1/08                            2,000,000          1,450,000
------------------------------------------------------------------------------------------------------------------------------
 Kaiser Aluminum & Chemical Corp., 12.75% Sr. Sub. Nts., 2/1/03                                  4,950,000          4,578,750
------------------------------------------------------------------------------------------------------------------------------
 Keystone Consolidated Industries, Inc., 9.625% Sr. Sec. Nts., 8/1/07                            5,700,000          3,591,000
31 OPPENHEIMER STRATEGIC INCOME FUND 34 -------------------------------------------------------------------------------- STATEMENT OF INVESTMENTS Continued --------------------------------------------------------------------------------

                                                                                                 PRINCIPAL       MARKET VALUE
                                                                                                    AMOUNT         SEE NOTE 1
------------------------------------------------------------------------------------------------------------------------------

 METALS/MINERALS  Continued
 Metallurg Holdings, Inc., 0%/12.75% Sr. Disc. Nts., 7/15/08(12)                            $   18,300,000     $    3,751,500
------------------------------------------------------------------------------------------------------------------------------
 Metallurg, Inc., 11% Sr. Nts., 12/1/07                                                          9,595,000          7,723,975
------------------------------------------------------------------------------------------------------------------------------
 National Steel Corp., 9.875% First Mtg. Bonds, Series D, 3/1/09                                 9,600,000          5,712,000
------------------------------------------------------------------------------------------------------------------------------
 P&L Coal Holdings Corp., 9.625% Sr. Sub. Nts., Series B, 5/15/08                               13,000,000         12,675,000
------------------------------------------------------------------------------------------------------------------------------
 Republic Technologies International LLC/RTI Capital Corp.,
 13.75% Sr. Sec. Nts., 7/15/09                                                                   4,400,000            814,000
                                                                                                              ----------------
                                                                                                                   80,657,850

------------------------------------------------------------------------------------------------------------------------------
 RETAIL--0.3%
 Amazon.com, Inc., 0%/10% Sr. Unsec. Disc. Nts., 5/1/08(12)                                     18,800,000          9,964,000
------------------------------------------------------------------------------------------------------------------------------
 Central Termica Guemes, 12% Bonds, 11/26/01(1,11,13)                                            6,025,000            798,313
------------------------------------------------------------------------------------------------------------------------------
 Eye Care Centers of America, Inc., 9.125% Sr. Unsec. Sub. Nts., 5/1/08(1)                       3,775,000          1,604,375
------------------------------------------------------------------------------------------------------------------------------
 Finlay Enterprises, Inc., 9% Debs., 5/1/08                                                      4,000,000          3,660,000
------------------------------------------------------------------------------------------------------------------------------
 Finlay Fine Jewelry Corp., 8.375% Sr. Nts., 5/1/08                                              3,125,000          2,890,625
------------------------------------------------------------------------------------------------------------------------------
 Just For Feet, Inc., 11% Sr. Sub. Nts., 5/1/09(1,11,13)                                         4,300,000             64,500
                                                                                                              ----------------
                                                                                                                   18,981,813

------------------------------------------------------------------------------------------------------------------------------
 SERVICE--1.6%
 Allied Waste North America, Inc.:
 7.625% Sr. Nts., Series B, 1/1/06                                                               3,550,000          3,195,000
 7.875% Sr. Unsec. Nts., Series B, 1/1/09                                                        6,620,000          5,809,050
 10% Sr. Unsec. Sub. Nts., Series B, 8/1/09                                                     11,500,000         10,091,250
------------------------------------------------------------------------------------------------------------------------------
 American Plumbing & Mechanical, Inc., 11.625% Sr. Sub. Nts., Series B, 10/15/08                 8,500,000          8,521,250
------------------------------------------------------------------------------------------------------------------------------
 AP Holdings, Inc., 0%/11.25% Sr. Disc. Nts., 3/15/08(12)                                        2,150,000            225,750
------------------------------------------------------------------------------------------------------------------------------
 Apcoa, Inc., 9.25% Sr. Unsec. Sub. Nts., 3/15/08(1)                                             4,875,000          1,803,750
------------------------------------------------------------------------------------------------------------------------------
 Brand Scaffold Service, Inc., 10.25% Sr. Unsec. Nts., 2/15/08                                   2,000,000          1,810,000
------------------------------------------------------------------------------------------------------------------------------
 Coinstar, Inc., 13% Sr. Disc. Nts., 10/1/06                                                     2,525,000          2,575,500
------------------------------------------------------------------------------------------------------------------------------
 Comforce Operating, Inc., 12% Sr. Nts., Series B, 12/1/07(1)                                    2,920,000          1,372,400
------------------------------------------------------------------------------------------------------------------------------
 ConProca SA de CV, 12% Sec. Bonds, 6/16/10                                                      2,000,000          2,165,000
------------------------------------------------------------------------------------------------------------------------------
 Integrated Electric Services, Inc., 9.375% Sr. Sub. Nts., Series B, 2/1/09                      2,000,000          1,815,000
------------------------------------------------------------------------------------------------------------------------------
 Iron Mountain, Inc., 8.75% Sr. Sub. Nts., 9/30/09                                               9,800,000          9,408,000
------------------------------------------------------------------------------------------------------------------------------
 IT Group, Inc., 11.25% Sr. Unsec. Sub. Nts., Series B, 4/1/09                                   5,000,000          4,400,000
------------------------------------------------------------------------------------------------------------------------------
 Kindercare Learning Centers, Inc., 9.50% Sr. Sub. Nts., 2/15/09                                 7,050,000          6,556,500
------------------------------------------------------------------------------------------------------------------------------
 Lamar Media Corp., 9.625% Sr. Unsec. Sub. Nts., 12/1/06                                         8,575,000          8,821,531
------------------------------------------------------------------------------------------------------------------------------
 Petroleos Mexicanos Bonds, 9.50%, 9/15/27                                                       6,965,000          7,208,775
------------------------------------------------------------------------------------------------------------------------------
 Protection One, Inc., 7.375% Sr. Unsec. Nts., 8/15/05                                           7,450,000          5,270,875
------------------------------------------------------------------------------------------------------------------------------
 Safety-Kleen Corp., 9.25% Sr. Unsec. Nts., 5/15/09(1,11)                                       13,100,000            474,875
------------------------------------------------------------------------------------------------------------------------------
 United Rentals, Inc.:
 9% Sr. Unsec. Sub. Nts., Series B, 4/1/09                                                       6,050,000          5,445,000
 9.25% Sr. Unsec. Sub. Nts., Series B, 1/15/09                                                   7,300,000          6,643,000
------------------------------------------------------------------------------------------------------------------------------
 URS Corp., 12.25% Sr. Sub. Nts., Series B, 5/1/09                                              14,375,000         14,806,250
                                                                                                              ----------------
                                                                                                                  108,418,756
32 OPPENHEIMER STRATEGIC INCOME FUND 35

                                                                                                 PRINCIPAL       MARKET VALUE
                                                                                                    AMOUNT         SEE NOTE 1
------------------------------------------------------------------------------------------------------------------------------

 TRANSPORTATION--2.6%
 Aftermarket Technology Corp., 12% Sr. Sub. Nts., Series B, 8/1/04                          $    3,700,000     $    3,718,500
------------------------------------------------------------------------------------------------------------------------------
 America West Airlines, Inc., 10.75% Sr. Nts., 9/1/05                                           22,273,000         21,493,445
------------------------------------------------------------------------------------------------------------------------------
 Amtran, Inc., 9.625% Nts., 12/15/05(1)                                                          4,000,000          3,680,000
------------------------------------------------------------------------------------------------------------------------------
 Atlas Air, Inc.:
 9.25% Sr. Nts., 4/15/08                                                                         7,700,000          7,709,625
 9.375% Sr. Unsec. Nts., 11/15/06                                                                7,000,000          7,026,250
 10.75% Sr. Nts., 8/1/05                                                                         8,183,000          8,510,320
------------------------------------------------------------------------------------------------------------------------------
 Budget Group, Inc., 9.125% Sr. Unsec. Nts., 4/1/06                                             12,125,000          8,790,625
------------------------------------------------------------------------------------------------------------------------------
 Cambridge Industries, Inc., 10.25% Sr. Sub. Nts., Series B, 7/15/07(11)                         4,775,000          1,002,750
------------------------------------------------------------------------------------------------------------------------------
 Collins & Aikman Products Co., 11.50% Sr. Unsec. Sub. Nts., 4/15/06                             4,875,000          4,704,375
------------------------------------------------------------------------------------------------------------------------------
 Dura Operating Corp.:
 9% Sr. Sub. Nts., Series B, 5/1/09                                                              2,000,000          1,720,000
 9% Sr. Sub. Nts., Series B, 5/1/09 [EUR]                                                        8,600,000          6,982,340
------------------------------------------------------------------------------------------------------------------------------
 Federal-Mogul Corp., 7.875% Nts., 7/1/10                                                        6,500,000          2,502,500
------------------------------------------------------------------------------------------------------------------------------
 Great Lakes Dredge & Dock Corp., 11.25% Sr. Unsec. Sub. Nts., 8/15/08                           6,655,000          6,571,813
------------------------------------------------------------------------------------------------------------------------------
 Hayes Wheels International, Inc.:
 9.125% Sr. Unsec. Sub. Nts., Series B, 7/15/07                                                  4,100,000          3,536,250
 11% Sr. Sub. Nts., 7/15/06                                                                      6,690,000          6,422,400
------------------------------------------------------------------------------------------------------------------------------
 HDA Parts System, Inc., 12% Sr. Sub. Nts., 8/1/05                                               1,750,000          1,170,313
------------------------------------------------------------------------------------------------------------------------------
 Lear Corp., 9.50% Sub. Nts., 7/15/06                                                            2,825,000          2,796,750
------------------------------------------------------------------------------------------------------------------------------
 Millenium Seacarriers, Inc., Units (each unit consists of $1,000 principal amount of 11.675% first priority ship mtg. sr. sec. nts., 7/15/05 and one
 warrant to purchase five shares of common stock)(1,2,14)                                        5,400,000          2,835,000
------------------------------------------------------------------------------------------------------------------------------
 Navigator Gas Transport plc, 10.50% First Priority Ship Mtg. Nts., 6/30/07(5)                  11,650,000          5,533,750
------------------------------------------------------------------------------------------------------------------------------
 Oxford Automotive, Inc., 10.125% Sr. Unsec. Sub. Nts., Series D, 6/15/07                       21,250,000         18,806,250
------------------------------------------------------------------------------------------------------------------------------
 Tenneco, Inc., 11.625% Sr. Unsec. Sub. Nts., Series B, 10/15/09                                 9,350,000          6,030,750
------------------------------------------------------------------------------------------------------------------------------
 Trans World Airlines, Inc.:
 11.50% Sr. Sec. Nts., 12/15/04                                                                 12,270,000          8,589,000
 14% Lease Equipment Trust, 7/2/08(1)                                                            2,950,601          2,448,999
------------------------------------------------------------------------------------------------------------------------------
 Transtar Holdings LP/Transtar Capital Corp., 13.375%
 Sr. Disc. Nts., Series B, 12/15/03                                                             27,791,000         28,207,865
                                                                                                              ----------------
                                                                                                                  170,789,870

------------------------------------------------------------------------------------------------------------------------------
 UTILITY--0.5%
 AES Drax Energy Ltd., 11.25% Sr. Sec. Bonds, 8/30/10(5) [GBP]                                   5,000,000          7,743,644
------------------------------------------------------------------------------------------------------------------------------
 Azurix Corp., 10.75% Sr. Nts., 2/15/10(5)                                                       3,850,000          3,561,250
------------------------------------------------------------------------------------------------------------------------------
 Calpine Corp., 8.75% Sr. Nts., 7/15/07                                                          4,000,000          3,965,852
------------------------------------------------------------------------------------------------------------------------------
 El Paso Electric Co., 9.40% First Mtg. Sec. Nts., Series E, 5/1/11                              9,300,000          9,896,800
------------------------------------------------------------------------------------------------------------------------------
 Funding Corp./Beaver Valley Funding Corp.,
 9% Second Lease Obligation Bonds, 6/1/17(1)                                                       956,000          1,001,410
------------------------------------------------------------------------------------------------------------------------------
 Subic Power Corp.:
 9.50% Sr. Sec. Nts., 12/28/08(1)                                                                4,760,000          4,331,600
 9.50% Sr. Sec. Nts., 12/28/08(1)                                                                4,070,034          3,703,731
                                                                                                              ----------------
                                                                                                                   34,204,287
                                                                                                              ----------------
 Total Corporate Bonds and Notes (Cost $3,131,210,064)                                                          2,630,901,220
33 OPPENHEIMER STRATEGIC INCOME FUND 36 -------------------------------------------------------------------------------- STATEMENT OF INVESTMENTS Continued --------------------------------------------------------------------------------

                                                                                                                 MARKET VALUE
                                                                                                    SHARES         SEE NOTE 1
------------------------------------------------------------------------------------------------------------------------------

 PREFERRED STOCKS--2.6%
------------------------------------------------------------------------------------------------------------------------------
 AmeriKing, Inc., 13% Cum. Sr. Exchangeable, Non-Vtg.(1,10)                                        261,804     $    1,112,667
------------------------------------------------------------------------------------------------------------------------------
 BankUnited Capital Trust, 10.25% Capital Securities, Non-Vtg.(1)                               10,050,000          8,140,500
------------------------------------------------------------------------------------------------------------------------------
 CGA Group Ltd., Series A(1,10,15)                                                                 196,698          4,917,450
------------------------------------------------------------------------------------------------------------------------------
 Chesapeake Energy Corp., 7% Cv., Non-Vtg.(13)                                                     146,175          8,989,762
------------------------------------------------------------------------------------------------------------------------------
 Concentric Network Corp., 13.50% Sr. Redeemable Exchangeable,
 Series B, Non-Vtg.(10)                                                                              9,007          7,138,047
------------------------------------------------------------------------------------------------------------------------------
 Contour Energy Co., $2.625 Cum. Cv.(13)                                                           159,100          1,014,262
------------------------------------------------------------------------------------------------------------------------------
 CRIIMI MAE, Inc., 10.875% Cum. Cv., Series B, Non-Vtg.(13)                                        278,000          5,108,250
------------------------------------------------------------------------------------------------------------------------------
 Crown American Realty Trust, 11% Cum., Series A, Non-Vtg.                                          49,500          1,905,750
------------------------------------------------------------------------------------------------------------------------------
 CSC Holdings, Inc., 11.125% Cum., Series M(10)                                                     83,086          8,827,887
------------------------------------------------------------------------------------------------------------------------------
 Doane Products Co., 14.25% Exchangeable, Non-Vtg.(1,13)                                           255,000         10,263,750
------------------------------------------------------------------------------------------------------------------------------
 Dobson Communications Corp.:
 12.25% Sr. Exchangeable, Non-Vtg.(10)                                                               9,497          8,499,815
 13% Sr. Exchangeable, Non-Vtg.(10)                                                                  9,576          9,145,080
------------------------------------------------------------------------------------------------------------------------------
 e.spire Communications, Inc., 12.75% Jr. Redeemable, Non-Vtg.(1,10)                                11,005          1,898,362
------------------------------------------------------------------------------------------------------------------------------
 Eagle-Picher Holdings, Inc., 11.75% Cum. Exchangeable, Series B, Non-Vtg.(1,13)                    39,000            692,250
------------------------------------------------------------------------------------------------------------------------------
 Earthwatch, Inc., 12% Cv. Sr., Series C, Non-Vtg.(5,13)                                           269,508            676,465
------------------------------------------------------------------------------------------------------------------------------
 Fidelity Federal Bank, 12% Non-Cum. Exchangeable, Series A, Non-Vtg.(1)                                20                305
------------------------------------------------------------------------------------------------------------------------------
 Global Crossing Holdings Ltd., 10.50% Sr. Exchangeable(10)                                         20,000          2,045,000
------------------------------------------------------------------------------------------------------------------------------
 ICG Holdings, Inc., 14.25% Exchangeable, Non-Vtg(10)                                                5,771            129,848
------------------------------------------------------------------------------------------------------------------------------
 Intermedia Communications, Inc.:
 7% Cv., Series E, Non-Vtg.                                                                         80,000          2,180,000
 13.50% Exchangeable, Series B(10)                                                                   6,695          6,443,938
------------------------------------------------------------------------------------------------------------------------------
 International Utility Structures, Inc.:
 13%, Non-Vtg.(5,10)                                                                                   308            194,810
 Units (each unit consists of $1,000 principal amount of 13% sr. exchangeable
 preferred stock and one warrant to purchase 30 shares of common stock)(1,10,14)                     1,090            765,725
------------------------------------------------------------------------------------------------------------------------------
 Nebco Evans Holdings, Inc., 11.25% Sr. Redeemable Exchangeable, Non-Vtg.(10)                       96,993             12,124
------------------------------------------------------------------------------------------------------------------------------
 Nextel Communications, Inc., 11.125% Exchangeable, Series E, Non-Vtg.(10)                           8,347          8,033,988
------------------------------------------------------------------------------------------------------------------------------
 NEXTLINK Communications, Inc., 14% Cum., Non-Vtg.(10)                                             344,063         15,224,788
------------------------------------------------------------------------------------------------------------------------------
 Paxson Communications Corp., 13.25% Cum. Jr. Exchangeable, Non-Vtg.(10)                             1,064         10,347,400
------------------------------------------------------------------------------------------------------------------------------
 Premcor USA, Inc., 11.50% Cum. Sr., Non-Vtg.(10)                                                    3,313            695,730
------------------------------------------------------------------------------------------------------------------------------
 PRIMEDIA, Inc.:
 8.625% Exchangeable, Series H, Non-Vtg.                                                           165,600         13,951,800
 9.20% Exchangeable, Series F, Non-Vtg.                                                             46,400          4,141,200
------------------------------------------------------------------------------------------------------------------------------
 R&B Falcon Corp., 13.875% Cum., Non-Vtg.(10)                                                        3,413          4,377,173
------------------------------------------------------------------------------------------------------------------------------
 Rural Cellular Corp., 11.375% Cum. Sr., Series B, Non-Vtg.(1,10)                                   17,533         15,823,533
------------------------------------------------------------------------------------------------------------------------------
 SF Holdings Group, Inc.:
 13.75% Cum. Nts., Series B, 3/15/09, Non-Vtg.(10)                                                     300          1,207,500
 13.75% Exchangeable(5)                                                                                 90            362,250
------------------------------------------------------------------------------------------------------------------------------
 Sovereign Real Estate Investment Trust, 12% Non-Cum, Series A(1)                                   57,800          5,202,000
------------------------------------------------------------------------------------------------------------------------------
 Supermarkets General Holdings Corp., $3.52 Exchangeable(10,13)                                    200,000             25,000
------------------------------------------------------------------------------------------------------------------------------
 World Access, Inc., Cv. Sr., Series D, Non-Vtg.(1,13)                                               3,010            857,850
                                                                                                              ----------------
 Total Preferred Stocks (Cost $238,768,562)                                                                       170,352,259
34 OPPENHEIMER STRATEGIC INCOME FUND 37

                                                                                                                 MARKET VALUE
                                                                                                    SHARES         SEE NOTE 1
------------------------------------------------------------------------------------------------------------------------------

 COMMON STOCKS--0.3%
------------------------------------------------------------------------------------------------------------------------------
 Celcaribe SA(5,13)                                                                              1,658,520     $    2,695,095
------------------------------------------------------------------------------------------------------------------------------
 Chesapeake Energy Corp.(1,13)                                                                   1,600,000          8,381,011
------------------------------------------------------------------------------------------------------------------------------
 ECM Fund, LPI(1,13)                                                                                   525            460,031
------------------------------------------------------------------------------------------------------------------------------
 Equitable Bag, Inc.(1,13)                                                                          68,985             68,985
------------------------------------------------------------------------------------------------------------------------------
 Forcenergy, Inc.(1,13)                                                                            243,992          6,374,291
------------------------------------------------------------------------------------------------------------------------------
 Geotek Communications, Inc.(1,13)                                                                   6,475                 65
------------------------------------------------------------------------------------------------------------------------------
 GMD Resource Corp.(1,13)                                                                            6,000            555,000
------------------------------------------------------------------------------------------------------------------------------
 GST Telecommunications, Inc.(1,13)                                                                200,000              6,800
------------------------------------------------------------------------------------------------------------------------------
 Ladish Co., Inc.(13)                                                                              100,000          1,312,500
------------------------------------------------------------------------------------------------------------------------------
 OpTel, Inc., Non-Vtg.(1,13)                                                                        11,560                116
------------------------------------------------------------------------------------------------------------------------------
 Premier Holdings Ltd.(1,13,15)                                                                    799,833            199,958
------------------------------------------------------------------------------------------------------------------------------
 Purina Mills, Inc.(13)                                                                             41,879            408,320
------------------------------------------------------------------------------------------------------------------------------
 SF Holdings Group, Inc., Cl. C(1,13)                                                               11,100             55,500
------------------------------------------------------------------------------------------------------------------------------
 Star Gas Partners LP                                                                                7,147            125,966
------------------------------------------------------------------------------------------------------------------------------
 Tele1 Europe Holding AB, Sponsored ADR(5,13)                                                       93,961            878,958
------------------------------------------------------------------------------------------------------------------------------
 Walter Industries, Inc.                                                                            80,000            710,000
------------------------------------------------------------------------------------------------------------------------------
 Wilshire Financial Services Group, Inc.(13)                                                       568,825            782,135
------------------------------------------------------------------------------------------------------------------------------
 WRC Media Corp.(1,13)                                                                              15,559                156
                                                                                                              ----------------
 Total Common Stocks (Cost $20,971,614)                                                                            23,014,887

                                                                                                     UNITS
------------------------------------------------------------------------------------------------------------------------------
 RIGHTS, WARRANTS AND CERTIFICATES--0.3%
------------------------------------------------------------------------------------------------------------------------------

 Adelphia Business Solutions, Inc. Wts., Exp. 4/15/01                                                1,035             74,908
------------------------------------------------------------------------------------------------------------------------------
 Becker Gaming, Inc. Wts., Exp. 11/15/00(1)                                                        262,500                 --
------------------------------------------------------------------------------------------------------------------------------
 CellNet Data Systems, Inc. Wts., Exp. 10/1/07(5)                                                   13,893              8,683
------------------------------------------------------------------------------------------------------------------------------
 CGA Group Ltd. Wts., Exp. 6/16/07(1,15)                                                           130,000             39,000
------------------------------------------------------------------------------------------------------------------------------
 Charles River Laboratories, Inc. Wts., Exp. 10/1/09(1)                                              5,950             95,200
------------------------------------------------------------------------------------------------------------------------------
 Clearnet Communications, Inc. Wts., Exp. 9/15/05                                                    7,425            248,175
------------------------------------------------------------------------------------------------------------------------------
 COLT Telecom Group plc, ADR Wts., Exp. 12/31/06                                                    17,325         14,379,750
------------------------------------------------------------------------------------------------------------------------------
 Comunicacion Celular SA Wts., Exp. 11/15/03(1)                                                      8,109            122,649
------------------------------------------------------------------------------------------------------------------------------
 Covergent Communications, Inc. Wts., Exp. 4/1/08(1)                                                18,300            224,175
------------------------------------------------------------------------------------------------------------------------------
 e.spire Communications, Inc. Wts., Exp. 11/1/05(1)                                                  5,225             18,823
------------------------------------------------------------------------------------------------------------------------------
 Equinix, Inc. Wts., Exp. 12/1/07(1)                                                                 8,100          1,216,012
------------------------------------------------------------------------------------------------------------------------------
 FirstWorld Communications, Inc. Wts., Exp. 4/15/08(5)                                               7,000            118,125
------------------------------------------------------------------------------------------------------------------------------
 Geotek Communications, Inc. Wts., Exp. 7/15/05(1)                                                 690,000              6,900
------------------------------------------------------------------------------------------------------------------------------
 Golden State Bancorp, Inc. Wts., Exp. 1/1/01                                                       48,080             58,597
------------------------------------------------------------------------------------------------------------------------------
 Gothic Energy Corp. Wts.:
 Exp. 1/23/03                                                                                      128,643                 --
 Exp. 1/23/03(1)                                                                                    64,350                643
 Exp. 9/1/04                                                                                       189,000                 --
 Exp. 5/1/05(1)                                                                                    146,363                 --
------------------------------------------------------------------------------------------------------------------------------
 Grand Union Co. Wts., Exp. 8/17/03                                                                 11,563                347
35 OPPENHEIMER STRATEGIC INCOME FUND 38 -------------------------------------------------------------------------------- STATEMENT OF INVESTMENTS Continued --------------------------------------------------------------------------------

                                                                                                                 MARKET VALUE
                                                                                                      UNIT         SEE NOTE 1
------------------------------------------------------------------------------------------------------------------------------

 RIGHTS, WARRANTS AND CERTIFICATES  Continued
------------------------------------------------------------------------------------------------------------------------------
 HF Holdings, Inc. Wts., Exp. 9/27/09(1)                                                            34,425     $        3,442
------------------------------------------------------------------------------------------------------------------------------
 ICG Communications, Inc. Wts., Exp. 9/15/05                                                        46,860              6,237
------------------------------------------------------------------------------------------------------------------------------
 In-Flight Phone Corp. Wts., Exp. 8/31/02                                                           13,050                 --
------------------------------------------------------------------------------------------------------------------------------
 Insilco Corp. Wts., Exp. 8/15/07(1)                                                                 7,780              7,780
------------------------------------------------------------------------------------------------------------------------------
 KMC Telecom Holdings, Inc. Wts., Exp. 4/15/08(1)                                                   23,200             47,862
------------------------------------------------------------------------------------------------------------------------------
 Leap Wireless International, Inc. Wts., Exp. 4/15/10(1)                                             6,700             17,588
------------------------------------------------------------------------------------------------------------------------------
 Long Distance International, Inc. Wts., Exp. 4/13/08(1)                                             4,160                416
------------------------------------------------------------------------------------------------------------------------------
 Loral Space & Communications Ltd. Wts., Exp. 1/15/07(1)                                             6,250             44,531
------------------------------------------------------------------------------------------------------------------------------
 Mexico Value Rts., Exp. 6/30/03                                                                19,571,000                 --
------------------------------------------------------------------------------------------------------------------------------
 Microcell Telecommunications, Inc. Wts., Exp. 6/1/06(5)                                            29,300          1,845,900
------------------------------------------------------------------------------------------------------------------------------
 Millenium Seacarriers, Inc. Wts., Exp. 7/15/05(1)                                                   5,800              3,265
------------------------------------------------------------------------------------------------------------------------------
 NEXTLINK Communications, Inc. Wts., Exp. 12/15/07(1)                                                4,650          2,000,081
------------------------------------------------------------------------------------------------------------------------------
 Occidente y Caribe Celular SA Wts., Exp. 3/15/04(1)                                                21,600            326,700
------------------------------------------------------------------------------------------------------------------------------
 PLD Telekom, Inc. Wts.:
 Exp. 3/31/03(1)                                                                                    16,650                833
 Exp. 3/31/03(1)                                                                                     1,500                 75
 Exp. 6/1/06(1)                                                                                     16,650                833
------------------------------------------------------------------------------------------------------------------------------
 Protection One Alarm Monitoring, Inc. Wts.:
 Exp. 11/1/03(1)                                                                                   182,000            318,500
 Exp. 6/30/05(1)                                                                                    13,440              1,344
------------------------------------------------------------------------------------------------------------------------------
 Real Time Data Co. Wts., Exp. 5/31/04(1)                                                        2,251,489             22,515
------------------------------------------------------------------------------------------------------------------------------
 Republic Technologies International LLC Wts., Exp. 7/15/09(1)                                       4,900                 49
------------------------------------------------------------------------------------------------------------------------------
 Rocky Mountain Internet, Inc. Wts., Exp. 7/3/03(1)                                                 55,000             68,750
------------------------------------------------------------------------------------------------------------------------------
 Telergy, Inc. Wts., Exp. 9/25/10                                                                   18,175                182
------------------------------------------------------------------------------------------------------------------------------
 Venezuela (Republic of) Oil Linked Payment Obligation Wts., Exp. 4/15/20                           18,600                 --
------------------------------------------------------------------------------------------------------------------------------
 WAM!NET, Inc. Wts., Exp. 3/1/05(1)                                                                 50,685            595,549
                                                                                                              ----------------
 Total Rights, Warrants and Certificates (Cost $11,120,672)                                                        21,924,419

                                                                                                  PRINCIPAL
                                                                                                    AMOUNT
------------------------------------------------------------------------------------------------------------------------------
 STRUCTURED INSTRUMENTS--2.9%
------------------------------------------------------------------------------------------------------------------------------

 Alpha Wind 2000-A Ltd. Nts.:
 11.25%, 5/23/01(1,2)                                                                       $    4,500,000          4,500,000
 13.69%, 5/23/01(1,2)                                                                            9,200,000          9,200,000
------------------------------------------------------------------------------------------------------------------------------
 Citibank NA (Nassau Branch), Mexican Nuevo Peso Linked Nts.:
 18.70%, 3/3/03 [MXN]                                                                          178,687,000         19,297,212
 19.75%, 6/27/02 [MXN]                                                                          91,100,000          9,631,867
 20.90%, 6/23/03 [MXN]                                                                          89,900,000          9,665,868
 21.30%, 6/23/03 [MXN]                                                                          44,970,000          4,866,988
------------------------------------------------------------------------------------------------------------------------------
 Citibank NA, Brazilian Real Linked Nts.:
 24.10%, 5/26/03 [BRR]                                                                          13,230,000          7,342,829
 24.25%, 5/23/03 [BRR]                                                                          19,753,208         10,975,075
------------------------------------------------------------------------------------------------------------------------------
 Credit Suisse First Boston Corp. (New York Branch),
 Russian Obligatzii Federal'nogo Zaima Linked Nts.:
 Series 25030, Zero Coupon, 2.84%, 12/15/01(1,7) [RUR]                                          36,963,000            915,627
 Series 27001, 20.11%, 2/6/02(1,2) [RUR]                                                        34,503,760          1,043,359
36 OPPENHEIMER STRATEGIC INCOME FUND 39

                                                                                                 PRINCIPAL       MARKET VALUE
                                                                                                    AMOUNT         SEE NOTE 1
------------------------------------------------------------------------------------------------------------------------------

 STRUCTURED INSTRUMENTS  Continued
------------------------------------------------------------------------------------------------------------------------------
 Credit Suisse First Boston Corp. (New York Branch),
 Russian Obligatzii Federal'nogo Zaima Linked Nts.: Continued
 Series 27001, 20.11%, 2/6/02(1,2) [RUR]                                                        10,781,020     $      326,007
 Series 27002, 20.11%, 5/22/02(1,2) [RUR]                                                       42,357,260          1,250,196
 Series 27002, 20.11%, 5/22/02(1,2) [RUR]                                                       10,781,020            318,207
 Series 27003, 20.11%, 6/5/02(1,2) [RUR]                                                       147,018,280          4,332,441
 Series 27003, 20.11%, 6/5/02(1,2) [RUR]                                                        10,781,020            317,703
 Series 27003, 20.11%, 6/5/02(1,2) [RUR]                                                       113,828,650          3,354,385
 Series 27004, 20.11%, 9/1/02(1,2) [RUR]                                                        10,781,020            313,046
 Series 27004, 20.11%, 9/18/02(1,2) [RUR]                                                      116,725,750          3,389,341
 Series 27005, 20.11%, 10/9/02(1,2) [RUR]                                                      453,327,520         12,880,885
 Series 27005, 20.11%, 10/9/02(1,2) [RUR]                                                       10,781,020            306,333
 Series 27006, 20.11%, 1/22/03(1,2) [RUR]                                                      194,251,030          5,405,495
 Series 27006, 20.11%, 2/6/02(1,2) [RUR]                                                        10,781,020            300,008
 Series 27007, 20.11%, 2/5/03(1,2) [RUR]                                                       213,346,320          5,923,812
 Series 27007, 20.11%, 2/5/03(1,2) [RUR]                                                        10,781,020            299,348
 Series 27008, 20.11%, 5/21/03(1,2) [RUR]                                                      116,856,260          3,187,027
 Series 27008, 20.11%, 5/21/03(1,2) [RUR]                                                       10,781,020            294,031
 Series 27009, 20.11%, 6/4/03(1,2) [RUR]                                                       133,795,850          3,644,687
 Series 27009, 20.11%, 6/4/03(1,2) [RUR]                                                        10,781,020            293,682
 Series 27009, 20.11%, 6/4/03(1,2) [RUR]                                                        95,614,902          2,604,613
 Series 27010, 20.11%, 9/17/03(1,2) [RUR]                                                       72,157,470          1,937,567
 Series 27010, 20.11%, 9/17/03(1,2) [RUR]                                                       10,781,020            289,491
 Series 27011, 20.11%, 10/8/03(1,2) [RUR]                                                       74,752,490          1,958,008
 Series 27011, 20.11%, 10/8/03(1,2) [RUR]                                                       10,781,020            282,390
 Series 28001, 20.11%, 1/21/04(1,2) [RUR]                                                       10,781,020            276,026
------------------------------------------------------------------------------------------------------------------------------
 Deutsche Bank AG, Mexican Nuevo Peso Linked Nts., Zero Coupon,
 16.383%, 6/20/03(7) [MXN]                                                                     214,610,425         14,902,517
------------------------------------------------------------------------------------------------------------------------------
 ING Barings LLC, Zero Coupon USD Russian Equity Linked Nts., 4/19/01                               88,000          6,650,160
------------------------------------------------------------------------------------------------------------------------------
 J.P. Morgan & Co., Inc. Repackaged Argentina Domestic Securities Trust,
 14.75%, 9/1/02 [representing debt of Argentina (Republic of) Bonos de
 Consolidacion de Deudas Bonds, Series I, 6.62%, 9/1/02](1)                                      6,000,000          6,052,500
------------------------------------------------------------------------------------------------------------------------------
 Russia (Government of) Federal Loan Bonds, Series 27010, 20.11%,
 9/17/03(1,2) [RUR]                                                                            134,087,300          3,600,501
------------------------------------------------------------------------------------------------------------------------------
 Salomon Smith Barney, Inc. Brazilian Real Linked Nts., 18.65%,
 7/25/02 [BRR]                                                                                  17,999,999          9,619,200
------------------------------------------------------------------------------------------------------------------------------
 Salomon Smith Barney, Inc. Turkish Lira Linked Nts., 11%, 1/17/01                              20,274,000         20,372,532
                                                                                                              ----------------
 Total Structured Instruments (Cost $186,703,761)                                                                 192,120,964

                                               DATE        STRIKE      CONTRACTS
------------------------------------------------------------------------------------------------
 OPTIONS PURCHASED--0.0%
------------------------------------------------------------------------------------------------

 European Monetary Unit Call                12/5/00      EUR0.937     71,291,062        322,735
------------------------------------------------------------------------------------------------
 South Korean Won Call                     11/28/00   KRW1,100.00     18,265,000        109,590
------------------------------------------------------------------------------------------------
 European Monetary Unit/Japanese
 Yen Call(1)                               10/24/00        $97.86     56,680,000        249,562
                                                                                     -----------
 Total Options Purchased (Cost $1,141,215)                                              681,887
37 OPPENHEIMER STRATEGIC INCOME FUND 40 -------------------------------------------------------------------------------- STATEMENT OF INVESTMENTS Continued --------------------------------------------------------------------------------

                                                                                                 PRINCIPAL       MARKET VALUE
                                                                                                    AMOUNT         SEE NOTE 1
------------------------------------------------------------------------------------------------------------------------------

 REPURCHASE AGREEMENTS--4.3%
------------------------------------------------------------------------------------------------------------------------------
 Repurchase agreement with Banc One Capital Markets, Inc., 6.45%, dated 9/29/00, to be repurchased at $287,121,245 on 10/2/00, collateralized by U.S. Treasury Bonds, 5.25%-15.75%, 11/15/01-5/15/30,
 with a value of $122,346,960, U.S. Treasury Nts., 4.25%-8.50%,
 11/15/00-11/15/08, with a value of $170,598,783 and U.S. Treasury
 Bills, 11/9/00, with a value of $58,789 (Cost $286,967,000)                                $  286,967,000     $  286,967,000
------------------------------------------------------------------------------------------------------------------------------
 TOTAL INVESTMENTS, AT VALUE (COST $7,722,571,535)                                                   107.5%     7,137,516,055
------------------------------------------------------------------------------------------------------------------------------
 LIABILITIES IN EXCESS OF OTHER ASSETS                                                                (7.5)      (500,282,503)
                                                                                            ----------------------------------
 NET ASSETS                                                                                          100.0%    $6,637,233,552
                                                                                            ==================================
FOOTNOTES TO STATEMENT OF INVESTMENTS

Principal amount is reported in U.S. Dollars, except for those denoted in the following currencies: ARP Argentine Peso IDR Indonesian Rupiah BRR Brazilian Real JPY Japanese Yen CAD Canadian Dollar KRW Korean Won DEM German Mark MXN Mexican Nuevo Peso EUR Euro NOK Norwegian Krone FRF French Franc RUR Russian Ruble GBP British Pound Sterling SEK Swedish Krona GRD Greek Drachma ZAR South African Rand

1. Identifies issues considered to be illiquid or restricted--See Note 8 of Notes to Financial Statements. 2. Represents the current interest rate for a variable or increasing rate security. 3. When-issued security to be delivered and settled after September 30, 2000.

4. Interest-Only Strips represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. These securities typically decline in price as interest rates decline. Most other fixed income securities increase in price when interest rates decline. The principal amount of the underlying pool represents the notional amount on which current interest is calculated. The price of these securities is typically more sensitive to changes in prepayment rates than traditional mortgage-backed securities (for example, GNMA pass-throughs). Interest rates disclosed represent current yields based upon the current cost basis and estimated timing and amount of future cash flows.

5. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $320,417,702 or 4.83% of the Fund’s net assets as of September 30, 2000.

6. Securities with an aggregate market value of $9,815,519 are held in collateralized accounts to cover initial margin requirements on open futures sales contracts. See Note 6 of Notes to Financial Statements. 7. For zero coupon bonds, the interest rate shown is the effective yield on the date of purchase. 8. A sufficient amount of liquid assets has been designated to cover outstanding written options, as follows:

                                                  PRINCIPAL/
                                                   CONTRACTS     EXPIRATION     EXERCISE           PREMIUM   MARKET VALUE
                                         SUBJECT TO CALL/PUT           DATE        PRICE       RECEIVEDSEE         NOTE 1
------------------------------------------------------------------------------------------------------------------------------

 European Monetary Unit Put                       65,124,938        12/5/00     EUR0.856      $    677,299     $  529,596
 European Monetary Unit/Japanese Yen Put         $56,680,000       10/24/00       $91.00           395,456        168,736
 United Mexican States Bonds,
 11.50%, 5/15/26 Call                                 25,395       10/10/00       128.00%          190,463            584
 United Mexican States Bonds,
 11.50%, 5/15/26 Put                                  25,395       10/10/00       124.50           901,523        834,226
 Venezuela (Republic of)Bonds,
 9.25% 9/15/27 Call                                   14,600       11/13/00        68.80           172,280        119,720
                                                                                              --------------------------------
                                                                                              $  2,337,021     $1,652,862
                                                                                              ================================
38 OPPENHEIMER STRATEGIC INCOME FUND 41 FOOTNOTES TO STATEMENT OF INVESTMENTS Continued 9. A sufficient amount of securities has been designated to cover outstanding foreign currency contracts. See Note 5 of Notes to Financial Statements. 10. Interest or dividend is paid in kind. 11. Issuer is in default. 12. Denotes a step bond: a zero coupon bond that converts to a fixed or variable interest rate at a designated future date. 13. Non-income-producing security.

14. Units may be comprised of several components, such as debt and equity and/or warrants to purchase equity at some point in the future. For units which represent debt securities, principal amount disclosed represents total underlying principal.

15. Affiliated company. Represents ownership of at least 5% of the voting securities of the issuer, and is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended September 30, 2000. The aggregate fair value of securities of affiliated companies held by the Fund as of September 30, 2000 amounts to $5,156,408. Transactions during the period in which the issuer was an affiliate are as follows:

                                        SHARES                                       SHARES
                                     SEPT. 30,         GROSS           GROSS      SEPT. 30,           DIVIDEND
                                          1999     ADDITIONS      REDUCTIONS           2000             INCOME
----------------------------------------------------------------------------------------------------------------

 CGA Group Ltd., Series A              160,595        36,103              --        196,698         $  902,660
----------------------------------------------------------------------------------------------------------------
 CGA Group Ltd. Wts., Exp. 6/16/07     130,000            --              --        130,000                 --
----------------------------------------------------------------------------------------------------------------
 Premier Holdings Ltd.                 799,833            --              --        799,833                 --

                                                                                                    $  902,660
                                                                                                    ============
SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS. 39 OPPENHEIMER STRATEGIC INCOME FUND 42 STATEMENT OF ASSETS AND LIABILITIES September 30, 2000

=================================================================================================================
 ASSETS
 Investments, at value--see accompanying statement:
 Unaffiliated companies (cost $7,717,653,959)                                                   $ 7,132,359,647
 Affiliated companies (cost $4,917,576)                                                               5,156,408
                                                                                                -----------------
                                                                                                  7,137,516,055
-----------------------------------------------------------------------------------------------------------------
 Cash                                                                                                 2,358,024
-----------------------------------------------------------------------------------------------------------------
 Cash--foreign currencies (cost $2,136,259)                                                           2,136,259
-----------------------------------------------------------------------------------------------------------------
 Unrealized appreciation on foreign currency contracts                                                1,238,873
-----------------------------------------------------------------------------------------------------------------
 Receivables and other assets:
 Investments sold (including $807,448,646 purchased on a when-issued basis)                         839,129,760
 Interest, dividends and principal paydowns                                                         122,589,614
 Shares of beneficial interest sold                                                                   9,530,132
 Other                                                                                                    6,464
                                                                                                -----------------
 Total assets                                                                                     8,114,505,181

=================================================================================================================
 LIABILITIES
 Unrealized depreciation on foreign currency contracts                                                4,676,029
-----------------------------------------------------------------------------------------------------------------
 Options written, at value (premiums received $2,337,021)--see accompanying statement                 1,652,862
-----------------------------------------------------------------------------------------------------------------
 Payables and other liabilities:
 Investments purchased (including $1,419,093,474 purchased on a when-issued basis)                1,443,583,559
 Shares of beneficial interest redeemed                                                               9,303,578
 Dividends                                                                                            8,554,845
 Distribution and service plan fees                                                                   4,146,889
 Transfer and shareholder servicing agent fees                                                        1,927,445
 Closed foreign currency contracts                                                                    1,411,676
 Daily variation on futures contracts                                                                   800,065
 Trustees' compensation                                                                                  67,858
 Other                                                                                                1,146,823
                                                                                                -----------------
 Total liabilities                                                                                1,477,271,629

=================================================================================================================
 NET ASSETS                                                                                     $ 6,637,233,552
                                                                                                =================

=================================================================================================================
 COMPOSITION OF NET ASSETS
 Paid-in capital                                                                                $ 7,985,858,141
-----------------------------------------------------------------------------------------------------------------
 Overdistributed net investment income                                                               (5,286,103)
-----------------------------------------------------------------------------------------------------------------
 Accumulated net realized loss on investments and foreign currency transactions                    (750,466,723)
-----------------------------------------------------------------------------------------------------------------
 Net unrealized appreciation on investments and translation of assets and
 liabilities denominated in foreign currencies                                                     (592,871,763)
                                                                                                -----------------
 NET ASSETS                                                                                     $ 6,637,233,552
                                                                                                =================
40 OPPENHEIMER STRATEGIC INCOME FUND 43

=================================================================================================================
 NET ASSET VALUE PER SHARE
 Class A Shares:
 Net asset value and redemption price per share (based on net assets of
 $3,431,763,103 and 821,291,780 shares of beneficial interest outstanding)                                $4.18
 Maximum offering price per share (net asset value plus sales charge of
 4.75% of offering price)                                                                                 $4.39
-----------------------------------------------------------------------------------------------------------------
 Class B Shares:
 Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $2,581,390,631
 and 616,089,554 shares of beneficial interest outstanding)                                               $4.19
-----------------------------------------------------------------------------------------------------------------
 Class C Shares:
 Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $548,331,636
 and 131,420,056 shares of beneficial interest outstanding)                                               $4.17
-----------------------------------------------------------------------------------------------------------------
 Class Y Shares:
 Net asset value, redemption price and offering price per share (based on net
 assets of $75,748,182 and 18,153,272 shares of beneficial interest outstanding)                          $4.17
SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS. 41 OPPENHEIMER STRATEGIC INCOME FUND 44 STATEMENT OF OPERATIONS For the Year Ended September 30, 2000

=================================================================================================================
 INVESTMENT INCOME
 Interest (net of foreign withholding taxes of $194,213)                                          $ 746,906,649
-----------------------------------------------------------------------------------------------------------------
 Dividends
 Unaffiliated companies (net of foreign withholding taxes of $1,818)                                 17,375,588
 Affiliated companies                                                                                   902,660
                                                                                                -----------------
 Total income                                                                                       765,184,897

=================================================================================================================
 EXPENSES
 Management fees                                                                                     37,135,552
-----------------------------------------------------------------------------------------------------------------
 Distribution and service plan fees:
 Class A                                                                                              8,644,812
 Class B                                                                                             29,118,403
 Class C                                                                                              5,693,277
-----------------------------------------------------------------------------------------------------------------
 Transfer and shareholder servicing agent fees:
 Class A                                                                                              4,276,582
 Class B                                                                                              3,554,261
 Class C                                                                                                692,297
 Class Y                                                                                                141,826
-----------------------------------------------------------------------------------------------------------------
 Custodian fees and expenses                                                                          1,681,911
-----------------------------------------------------------------------------------------------------------------
 Trustees' compensation                                                                                 111,215
-----------------------------------------------------------------------------------------------------------------
 Other                                                                                                2,599,770
                                                                                                -----------------
 Total expenses                                                                                      93,649,906
 Less expenses paid indirectly                                                                         (261,993)
                                                                                                -----------------
 Net expenses                                                                                        93,387,913

=================================================================================================================
 NET INVESTMENT INCOME                                                                              671,796,984

=================================================================================================================
 REALIZED AND UNREALIZED GAIN (LOSS)
 Net realized gain (loss) on:
 Investments (including premiums on options exercised)                                              (18,653,365)
 Closing of futures contracts                                                                       (43,206,294)
 Closing and expiration of option contracts written                                                   3,313,999
 Foreign currency transactions                                                                     (178,061,483)
                                                                                                -----------------
 Net realized loss                                                                                 (236,607,143)

-----------------------------------------------------------------------------------------------------------------
 Net change in unrealized appreciation (depreciation) on:
 Investments                                                                                        (43,067,233)
 Translation of assets and liabilities denominated in foreign currencies                             15,040,243
                                                                                                -----------------
 Net change                                                                                         (28,026,990)
                                                                                                -----------------
 Net realized and unrealized loss                                                                  (264,634,133)

=================================================================================================================
 NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                              $407,162,851
                                                                                                =================
SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS. 42 OPPENHEIMER STRATEGIC INCOME FUND 45 STATEMENTS OF CHANGES IN NET ASSETS

 YEAR ENDED SEPTEMBER 30,                                                                2000              1999
=================================================================================================================

 OPERATIONS
 Net investment income                                                        $   671,796,984    $  742,052,321
-----------------------------------------------------------------------------------------------------------------
 Net realized loss                                                               (236,607,143)     (407,642,437)
-----------------------------------------------------------------------------------------------------------------
 Net change in unrealized depreciation                                            (28,026,990)     (137,378,304)
                                                                               ----------------------------------
 Net increase in net assets resulting from operations                             407,162,851       197,031,580

=================================================================================================================
 DIVIDENDS AND/OR DISTRIBUTIONS TO SHAREHOLDERS
 Dividends from net investment income:
 Class A                                                                         (334,457,226)     (332,524,983)
 Class B                                                                         (253,388,232)     (303,784,356)
 Class C                                                                          (49,832,039)      (51,672,509)
 Class Y                                                                           (5,639,560)       (2,954,830)

=================================================================================================================
 BENEFICIAL INTEREST TRANSACTIONS
 Net increase (decrease) in net assets resulting from beneficial interest transactions:
 Class A                                                                          (25,457,910)     (145,466,340)
 Class B                                                                         (705,682,563)     (434,673,384)
 Class C                                                                          (42,906,192)         (832,561)
 Class Y                                                                           29,388,352        43,909,649

=================================================================================================================
 NET ASSETS
 Total decrease                                                                  (980,812,519)   (1,030,967,734)
-----------------------------------------------------------------------------------------------------------------
 Beginning of period                                                            7,618,046,071     8,649,013,805
                                                                               ----------------------------------
 End of period [including undistributed (overdistributed) net
 investment income of $(5,286,103) and $19,853,049, respectively]              $6,637,233,552    $7,618,046,071
                                                                               ==================================
SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS. 43 OPPENHEIMER STRATEGIC INCOME FUND 46 FINANCIAL HIGHLIGHTS

 CLASS A               YEAR ENDED SEPTEMBER 30,           2000        1999         1998         1997       1996
=================================================================================================================

 PER SHARE OPERATING DATA
 Net asset value, beginning of period                    $4.33       $4.59        $4.95        $4.84      $4.68
-----------------------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment income                                     .43         .42          .42          .43        .44
 Net realized and unrealized gain (loss)                  (.17)       (.29)        (.37)         .09        .15
                                                         --------------------------------------------------------
 Total income from investment operations                   .26         .13          .05          .52        .59
-----------------------------------------------------------------------------------------------------------------
 Dividends and/or distributions to shareholders:
 Dividends from net investment income                     (.41)       (.39)        (.41)        (.41)      (.41)

 Tax return of capital distribution                         --          --           --           --       (.02)
                                                         --------------------------------------------------------
 Total dividends and/or distributions
 to shareholders                                          (.41)       (.39)        (.41)        (.41)      (.43)
-----------------------------------------------------------------------------------------------------------------
 Net asset value, end of period                          $4.18       $4.33        $4.59        $4.95      $4.84
                                                         ========================================================

=================================================================================================================
 TOTAL RETURN, AT NET ASSET VALUE(1)                      6.18%       2.91%        0.80%       11.29%     13.06%

=================================================================================================================
 RATIOS/SUPPLEMENTAL DATA
 Net assets, end of period (in millions)                $3,432      $3,578       $3,951       $3,969     $3,526
-----------------------------------------------------------------------------------------------------------------
 Average net assets (in millions)                       $3,518      $3,798       $4,077       $3,735     $3,340
-----------------------------------------------------------------------------------------------------------------
 Ratios to average net assets:(2)

 Net investment income                                    9.98%       9.34%        8.48%        8.77%      9.09%
 Expenses                                                 0.95%       0.94%        0.92%(3)     0.93%(3)   0.97%(3)
-----------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate                                   136%        172%         104%         117%       105%
1. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.

2. Annualized for periods of less than one full year. 3. Expense ratio has not been grossed up to reflect the effect of expenses paid indirectly. SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS. 44 OPPENHEIMER STRATEGIC INCOME FUND 47

 CLASS B       YEAR ENDED SEPTEMBER 30,                  2000        1999         1998         1997       1996
=================================================================================================================

 PER SHARE OPERATING DATA
-----------------------------------------------------------------------------------------------------------------
 Net asset value, beginning of period                    $4.34       $4.61        $4.96        $4.85      $4.69

-----------------------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment income                                     .39         .39          .37          .39        .40
 Net realized and unrealized gain (loss)                  (.17)       (.30)        (.35)         .10        .15
                                                         --------------------------------------------------------
 Total income from investment operations                   .22         .09          .02          .49        .55
-----------------------------------------------------------------------------------------------------------------
 Dividends and/or distributions to shareholders:
 Dividends from net investment income                     (.37)       (.36)        (.37)        (.38)      (.37)
 Tax return of capital distribution                         --          --           --           --       (.02)
                                                         --------------------------------------------------------
 Total dividends and/or distributions
 to shareholders                                          (.37)       (.36)        (.37)        (.38)      (.39)

-----------------------------------------------------------------------------------------------------------------
 Net asset value, end of period                          $4.19       $4.34        $4.61        $4.96      $4.85
                                                         ========================================================

=================================================================================================================
 TOTAL RETURN, AT NET ASSET VALUE(1)                      5.37%       1.92%        0.26%       10.43%     12.19%

=================================================================================================================
 RATIOS/SUPPLEMENTAL DATA
 Net assets, end of period (in millions)                $2,581      $3,381       $4,041       $3,501     $2,590
-----------------------------------------------------------------------------------------------------------------
 Average net assets (in millions)                       $2,908      $3,838       $3,871       $3,018     $2,250
-----------------------------------------------------------------------------------------------------------------
 Ratios to average net assets:(2)
 Net investment income                                    9.01%       8.55%        7.73%        7.94%      8.30%
 Expenses                                                 1.71%       1.69%        1.67%(3)     1.69%(3)   1.72%(3)
-----------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate                                   136%        172%         104%         117%       105%
1. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.

2. Annualized for periods of less than one full year. 3. Expense ratio has not been grossed up to reflect the effect of expenses paid indirectly. SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS. 45 OPPENHEIMER STRATEGIC INCOME FUND 48 FINANCIAL HIGHLIGHTS Continued

 CLASS C         YEAR ENDED SEPTEMBER 30,                 2000        1999         1998         1997       1996(1)
=================================================================================================================

 PER SHARE OPERATING DATA
 Net asset value, beginning of period                    $4.32       $4.59        $4.95        $4.83      $4.68
-----------------------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment income                                     .39         .39          .37          .37        .38
 Net realized and unrealized gain (loss)                  (.17)       (.30)        (.36)         .13        .16
                                                         --------------------------------------------------------
 Total income from investment operations                   .22         .09          .01          .50        .54
-----------------------------------------------------------------------------------------------------------------
 Dividends and/or distributions to shareholders:
 Dividends from net investment income                     (.37)       (.36)        (.37)        (.38)      (.37)
 Tax return of capital distribution                         --          --           --           --       (.02)
                                                         --------------------------------------------------------
 Total dividends and/or distributions
 to shareholders                                          (.37)       (.36)        (.37)        (.38)      (.39)

-----------------------------------------------------------------------------------------------------------------
 Net asset value, end of period                          $4.17       $4.32        $4.59        $4.95      $4.83
                                                         ========================================================

=================================================================================================================
 TOTAL RETURN, AT NET ASSET VALUE(1)                      5.39%       1.92%        0.05%       10.67%     11.96%

=================================================================================================================
 RATIOS/SUPPLEMENTAL DATA
 Net assets, end of period (in millions)                  $548        $611         $651         $417       $175
-----------------------------------------------------------------------------------------------------------------
 Average net assets (in millions)                         $569        $650         $547         $291       $110
-----------------------------------------------------------------------------------------------------------------
 Ratios to average net assets:(2)
 Net investment income                                    9.21%       8.58%        7.73%        7.73%      8.18%
 Expenses                                                 1.71%       1.69%        1.67%(3)     1.69%(3)   1.74%(3)
-----------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate                                   136%        172%         104%         117%       105%
1. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.

2. Annualized for periods of less than one full year. 3. Expense ratio has not been grossed up to reflect the effect of expenses paid indirectly. SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS. 46 OPPENHEIMER STRATEGIC INCOME FUND 49

 CLASS Y         YEAR ENDED SEPTEMBER 30,                                         2000        1999       1998(1)
=================================================================================================================

 PER SHARE OPERATING DATA
 Net asset value, beginning of period                                            $4.32       $4.59      $4.90
-----------------------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment income                                                             .46         .44        .29
 Net realized and unrealized loss                                                 (.19)       (.30)      (.32)
                                                                                 --------------------------------
 Total income (loss) from investment operations                                    .27         .14       (.03)
-----------------------------------------------------------------------------------------------------------------
 Dividends and/or distributions to shareholders:
 Dividends from net investment income                                             (.42)       (.41)      (.28)
 Tax return of capital distribution                                                 --          --         --
                                                                                 --------------------------------
 Total dividends and/or distributions
 to shareholders                                                                  (.42)       (.41)      (.28)
-----------------------------------------------------------------------------------------------------------------
 Net asset value, end of period                                                  $4.17       $4.32      $4.59
                                                                                 ================================

=================================================================================================================
 TOTAL RETURN, AT NET ASSET VALUE(2)                                              6.55%       3.07%     (0.64)%

=================================================================================================================
 RATIOS/SUPPLEMENTAL DATA
 Net assets, end of period (in millions)                                           $76         $49         $7
-----------------------------------------------------------------------------------------------------------------
 AVERAGE NET ASSETS (IN MILLIONS)                                                   $57         $32         $4
-----------------------------------------------------------------------------------------------------------------
 Ratios to average net assets:(3)
 Net investment income                                                           11.39%      10.16%      8.82%
 Expenses                                                                         0.83%       0.57%      0.58%(4)
-----------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate                                                           136%        172%       104%
1. For the period from January 26, 1998 (inception of offering) to September 30, 1998.
2. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.

3. Annualized for periods of less than one full year. 4. Expense ratio has not been grossed up to reflect the effect of expenses paid indirectly. SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS. 47 OPPENHEIMER STRATEGIC INCOME FUND 50 NOTES TO FINANCIAL STATEMENTS ================================================================================ 1. SIGNIFICANT ACCOUNTING POLICIES
Oppenheimer Strategic Income Fund (the Fund) is a separate series of Oppenheimer Strategic Funds Trust, an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund’s investment objective is to seek high current income by investing mainly in debt securities and by writing covered call options on them. The Fund’s investment advisor is OppenheimerFunds, Inc. (the Manager).

The Fund offers Class A, Class B, Class C and Class Y shares. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class B and Class C shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge (CDSC). Class Y shares are sold to certain institutional investors without either a front-end sales charge or a CDSC. All classes of shares have identical rights to earnings, assets and voting privileges, except that each class has its own expenses directly attributable to that class and exclusive voting rights with respect to matters affecting that class. Classes A, B and C have separate distribution and/or service plans. No such plan has been adopted for Class Y shares. Class B shares will automatically convert to Class A shares six years after the date of purchase. The following is a summary of significant accounting policies consistently followed by the Fund.

--------------------------------------------------------------------------------
SECURITIES VALUATION. Securities listed or traded on National Stock Exchanges or other domestic or foreign exchanges are valued based on the last sale price of the security traded on that exchange prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the closing bid and asked prices, and if not, at the closing bid price. Securities (including restricted securities) for which quotations are not readily available are valued primarily using dealer-supplied valuations, a portfolio pricing service authorized by the Board of Trustees, or at their fair value. Fair value is determined in good faith under consistently applied procedures under the supervision of the Board of Trustees. Short-term “money market type” debt securities with remaining maturities of sixty days or less are valued at amortized cost (which approximates market value).

--------------------------------------------------------------------------------
STRUCTURED NOTES. The Fund invests in foreign currency-linked structured notes whose market value and redemption price are linked to foreign currency exchange rates. The structured notes are leveraged, which increases the notes’ volatility relative to the principal of the security. Fluctuations in value of these securities are recorded as unrealized gains and losses in the accompanying financial statements. As of September 30, 2000, the market value of these securities comprised 2.9% of the Fund’s net assets and resulted in unrealized gains of $5,417,203 at September 30, 2000. The Fund also hedges a portion of the foreign currency exposure generated by these securities, as discussed in Note 5.

--------------------------------------------------------------------------------
SECURITIES PURCHASED ON A WHEN-ISSUED BASIS. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis can take place a month or more after the trade date. Normally the settlement date occurs within six months after

48 OPPENHEIMER STRATEGIC INCOME FUND 51
the trade date; however, the Fund may, from time to time, purchase securities whose settlement date extends beyond six months and possibly as long as two years or more beyond trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The Fund maintains segregated assets with a market value equal to or greater than the amount of its purchase commitments. The purchase of securities on a when-issued or forward commitment basis may increase the volatility of the Fund’s net asset value to the extent the Fund makes such purchases while remaining substantially fully invested. As of September 30, 2000, the Fund had entered into net outstanding when-issued or forward commitments of $611,644,828.

In connection with its ability to purchase securities on a when-issued basis, the Fund may enter into mortgage dollar-rolls in which the Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date. The Fund records each dollar-roll as a sale and a new purchase transaction.

--------------------------------------------------------------------------------
SECURITY CREDIT RISK. The Fund invests in high yield securities, which may be subject to a greater degree of credit risk, greater market fluctuations and risk of loss of income and principal, and may be more sensitive to economic conditions than lower yielding, higher rated fixed income securities. The Fund may acquire securities in default, and is not obligated to dispose of securities whose issuers subsequently default. As of September 30, 2000, securities with an aggregate market value of $26,601,402, representing 0.40% of the Fund’s net assets, were in default.

-------------------------------------------------------------------------------- FOREIGN CURRENCY TRANSLATION. The accounting records of the Fund are maintained in U.S. dollars. Prices of securities denominated in foreign currencies are translated into U.S. dollars at the closing rates of exchange. Amounts related to the purchase and sale of foreign securities and investment income are translated at the rates of exchange prevailing on the respective dates of such transactions.
The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund’s Statement of Operations.

--------------------------------------------------------------------------------
REPURCHASE AGREEMENTS. The Fund requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. The market value of the underlying securities is required to be at least 102% of the resale price at the time of purchase. If the seller of the agreement defaults and the value of the collateral declines, or if the seller enters an insolvency proceeding, realization of the value of the collateral by the Fund may be delayed or limited.

49 OPPENHEIMER STRATEGIC INCOME FUND 52 NOTES TO FINANCIAL STATEMENTS Continued ================================================================================ 1. SIGNIFICANT ACCOUNTING POLICIES Continued
ALLOCATION OF INCOME, EXPENSES, GAINS AND LOSSES. Income, expenses (other than those attributable to a specific class), gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

--------------------------------------------------------------------------------
FEDERAL TAXES. The Fund intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by loss carryovers, to shareholders. Therefore, no federal income or excise tax provision is required.

As of September 30, 2000, the Fund had available for federal tax purposes unused capital loss carryovers as follows:

 EXPIRING
------------------------------------

 2004                  $114,650,580
 2007                    16,381,920
 2008                   358,683,799
-------------------------------------------------------------------------------- DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. --------------------------------------------------------------------------------
CLASSIFICATION OF DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes primarily because of paydown gains and losses and the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Fund.

The Fund adjusts the classification of distributions to shareholders to reflect the differences between financial statement amounts and distributions determined in accordance with income tax regulations. Accordingly, during the year ended September 30, 2000, amounts have been reclassified to reflect a decrease in undistributed net investment income of $53,619,079. Accumulated net realized loss on investments was decreased by the same amount. Net assets of the Fund were unaffected by the reclassifications.

-------------------------------------------------------------------------------- EXPENSE OFFSET ARRANGEMENTS. Expenses paid indirectly represent a reduction of custodian fees for earnings on cash balances maintained by the Fund. --------------------------------------------------------------------------------
OTHER. Investment transactions are accounted for as of trade date and dividend income is recorded on the ex-dividend date. Discount on securities purchased is accreted over the life of the respective securities, in accordance with federal income tax requirements.

50 OPPENHEIMER STRATEGIC INCOME FUND 53
Realized gains and losses on investments and options written and unrealized appreciation and depreciation are determined on an identified cost basis, which is the same basis used for federal income tax purposes. Dividends-in-kind are recognized as income on the ex-dividend date, at the current market value of the underlying security. Interest on payment-in-kind debt instruments is accrued as income at the coupon rate and a market adjustment is made periodically.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

================================================================================ 2. SHARES OF BENEFICIAL INTEREST
The Fund has authorized an unlimited number of no par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

                                             YEAR ENDED SEPTEMBER 30, 2000      YEAR ENDED SEPTEMBER 30, 1999
                                                   SHARES           AMOUNT           SHARES            AMOUNT
-----------------------------------------------------------------------------------------------------------------
 CLASS A

 Sold                                         214,443,146   $  921,078,449      210,357,994    $  943,636,992
 Dividends and/or
 distributions reinvested                      49,690,817      212,687,097       49,300,561       220,865,642
 Redeemed                                    (269,779,508)  (1,159,223,456)    (292,545,647)   (1,309,968,974)
                                             --------------------------------------------------------------------
 Net decrease                                  (5,645,545)  $  (25,457,910)     (32,887,092)   $ (145,466,340)
                                             ====================================================================

-----------------------------------------------------------------------------------------------------------------
 CLASS B
 Sold                                          81,787,488   $  351,599,230      138,220,468    $  623,572,586
 Dividends and/or
 distributions reinvested                      33,184,932      142,497,147       39,440,826       177,208,187
 Redeemed                                    (278,194,920)  (1,199,778,940)    (275,663,259)   (1,235,454,157)
                                             --------------------------------------------------------------------
 Net decrease                                (163,222,500)   $(705,682,563)     (98,001,965)   $ (434,673,384)
                                             ====================================================================

-----------------------------------------------------------------------------------------------------------------
 CLASS C
 Sold                                          30,754,642   $  131,667,319       45,604,390    $  205,068,929
 Dividends and/or
 distributions reinvested                       7,186,761       30,731,677        7,740,800        34,637,921
 Redeemed                                     (47,828,394)    (205,305,188)     (53,776,931)     (240,539,411)
                                             --------------------------------------------------------------------
 Net decrease                                  (9,886,991)  $  (42,906,192)        (431,741)   $     (832,561)
                                             ====================================================================

-----------------------------------------------------------------------------------------------------------------
 CLASS Y
 Sold                                           9,737,970   $   41,515,951       11,772,141    $   52,994,761
 Dividends and/or
 distributions reinvested                       1,281,695        5,468,384          655,519         2,909,707
 Redeemed                                      (4,102,670)     (17,595,983)      (2,696,663)      (11,994,819)
                                             --------------------------------------------------------------------
 Net increase                                   6,916,995   $   29,388,352        9,730,997    $   43,909,649
                                             ====================================================================
51 OPPENHEIMER STRATEGIC INCOME FUND 54 NOTES TO FINANCIAL STATEMENT Continued ================================================================================ 3. PURCHASES AND SALES OF SECURITIES
The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the year ended September 30, 2000, were $9,795,817,763 and $10,363,751,752, respectively.

As of September 30, 2000, unrealized appreciation (depreciation) based on cost of securities for federal income tax purposes of $7,749,071,172 was:

 Gross unrealized appreciation         $  138,831,891
 Gross unrealized depreciation           (750,387,008)
                                       --------------
 Net unrealized depreciation           $ (611,555,117)
                                       ==============
================================================================================ 4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES
MANAGEMENT FEES. Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for a fee of 0.75% of the first $200 million of average annual net assets of the Fund, 0.72% of the next $200 million, 0.69% of the next $200 million, 0.66% of the next $200 million, 0.60% of the next $200 million and 0.50% of average annual net assets in excess of $1 billion. The Fund’s management fee for the year ended September 30, 2000, was an annualized rate of 0.53%, before any waiver by the Manager if applicable.

--------------------------------------------------------------------------------
TRANSFER AGENT FEES. OppenheimerFunds Services (OFS), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund on an “at-cost” basis. OFS also acts as the transfer and shareholder servicing agent for the other Oppenheimer funds.

--------------------------------------------------------------------------------
DISTRIBUTION AND SERVICE PLAN FEES. Under its General Distributor’s Agreement with the Manager, the Distributor acts as the Fund’s principal underwriter in the continuous public offering of the different classes of shares of the Fund.

The compensation paid to (or retained by) the Distributor from the sale of shares or on the redemption of shares is shown in the table below for the period indicated.

                                     AGGREGATE        CLASS A     COMMISSIONS     COMMISSIONS     COMMISSIONS
                                     FRONT-END      FRONT-END      ON CLASS A      ON CLASS B      ON CLASS C
                                 SALES CHARGES  SALES CHARGES          SHARES          SHARES          SHARES
                                    ON CLASS A    RETAINED BY     ADVANCED BY     ADVANCED BY     ADVANCED BY
 YEAR ENDED                             SHARES    DISTRIBUTOR  DISTRIBUTOR(1)  DISTRIBUTOR(1)  DISTRIBUTOR(1)
-----------------------------------------------------------------------------------------------------------------

 September 30, 2000                 $6,173,003     $1,819,326        $552,196     $12,335,300      $1,143,559
1. The Distributor advances commission payments to dealers for certain sales of Class A shares and for sales of Class B and Class C shares from its own resources at the time of sale.

                                            CLASS A                      CLASS B                      CLASS C
                                CONTINGENT DEFERRED          CONTINGENT DEFERRED          CONTINGENT DEFERRED
                                      SALES CHARGES                SALES CHARGES                SALES CHARGES
 YEAR ENDED                 RETAINED BY DISTRIBUTOR      RETAINED BY DISTRIBUTOR      RETAINED BY DISTRIBUTOR
-----------------------------------------------------------------------------------------------------------------

 September 30, 2000                         $43,938                   $9,806,665                     $152,556
52 OPPENHEIMER STRATEGIC INCOME FUND 55
The Fund has adopted a Service Plan for Class A shares and Distribution and Service Plans for Class B and Class C shares under Rule 12b-1 of the Investment Company Act. Under those plans the Fund pays the Distributor for all or a portion of its costs incurred in connection with the distribution and/or servicing of the shares of the particular class.

--------------------------------------------------------------------------------
CLASS A SERVICE PLAN FEES. Under the Class A service plan, the Distributor currently uses the fees it receives from the Fund to pay brokers, dealers and other financial institutions. The Class A service plan permits reimbursements to the Distributor at a rate of up to 0.25% of average annual net assets of Class A shares purchased. The Distributor makes payments to plan recipients quarterly at an annual rate not to exceed 0.25% of the average annual net assets consisting of Class A shares of the Fund. For the year ended September 30, 2000, payments under the Class A plan totaled $8,644,812 prior to Manager waiver if applicable, all of which were paid by the Distributor to recipients, and included $593,262 paid to an affiliate of the Manager. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent years.

--------------------------------------------------------------------------------
CLASS B AND CLASS C DISTRIBUTION AND SERVICE PLAN FEES. Under each plan, service fees and distribution fees are computed on the average of the net asset value of shares in the respective class, determined as of the close of each regular business day during the period. The Class B and Class C plans provide for the Distributor to be compensated at a flat rate, whether the Distributor’s distribution expenses are more or less than the amounts paid by the Fund under the plan during the period for which the fee is paid.

The Distributor retains the asset-based sales charge on Class B shares. The Distributor retains the asset-based sales charge on Class C shares during the first year the shares are outstanding. The asset-based sales charges on Class B and Class C shares allow investors to buy shares without a front-end sales charge while allowing the Distributor to compensate dealers that sell those shares.

The Distributor’s actual expenses in selling Class B and Class C shares may be more than the payments it receives from the contingent deferred sales charges collected on redeemed shares and asset-based sales charges from the Fund under the plans. If any plan is terminated by the Fund, the Board of Trustees may allow the Fund to continue payments of the asset-based sales charge to the Distributor for distributing shares before the plan was terminated. The plans allow for the carry-forward of distribution expenses, to be recovered from asset-based sales charges in subsequent fiscal periods.

Distribution fees paid to the Distributor for the year ended September 30, 2000, were as follows:

                                                                           DISTRIBUTOR'S     DISTRIBUTOR'S
                                                                               AGGREGATE      UNREIMBURSED
                                                                            UNREIMBURSED     EXPENSES AS %
                                        TOTAL PAYMENTS  AMOUNT RETAINED         EXPENSES     OF NET ASSETS
                                            UNDER PLAN   BY DISTRIBUTOR       UNDER PLAN          OF CLASS
-----------------------------------------------------------------------------------------------------------------

 Class B Plan                              $29,118,403      $22,962,372     $115,225,276              4.46%
 Class C Plan                                5,693,277        1,249,999       12,233,391              2.23
53 OPPENHEIMER STRATEGIC INCOME FUND 56 NOTES TO FINANCIAL STATEMENTS Continued ================================================================================ 5. FOREIGN CURRENCY CONTRACTS
A foreign currency contract is a commitment to purchase or sell a foreign currency at a future date, at a negotiated rate. The Fund may enter into foreign currency contracts for operational purposes and to seek to protect against adverse exchange rate fluctuations. Risks to the Fund include the potential inability of the counterparty to meet the terms of the contract.

The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates as provided by a reliable bank, dealer or pricing service. Unrealized appreciation and depreciation on foreign currency contracts are reported in the Statement of Assets and Liabilities.

The Fund may realize a gain or loss upon the closing or settlement of the foreign currency transactions. Realized gains and losses are reported with all other foreign currency gains and losses in the Statement of Operations.

Securities denominated in foreign currency to cover net exposure on outstanding foreign currency contracts are noted in the Statement of Investments where applicable.

As of September 30, 2000, the Fund had outstanding foreign currency contracts as follows:

                                                     CONTRACT
                                     EXPIRATION        AMOUNT   VALUATION AS OF      UNREALIZED    UNREALIZED
 CONTRACT DESCRIPTION                      DATE        (000s)    SEPT. 30, 2000    APPRECIATION  DEPRECIATION
-----------------------------------------------------------------------------------------------------------------

 CONTRACTS TO PURCHASE
 Japanese Yen (JPY)            10/5/00-10/26/00  JPY6,531,361      $ 60,706,441      $       --    $  294,631
                                                                                     ----------------------------

 CONTRACTS TO SELL
 Brazilian Real (BRR)                   10/4/00     BRR52,692        28,527,355              --       335,006
 British Pound Sterling (GBP) 11/13/00-11/27/00     GBP72,645       107,491,263              --     3,765,534
 Canadian Dollar (CAD)        10/18/00-10/31/00     CAD58,190        38,700,174         144,192            --
 Euro (EUR)                            10/26/00     EUR56,680        50,084,946              --       130,028
 Japanese Yen (JPY)                     9/10/01  JPY2,360,100        22,523,799         923,711            --
 South African Rand (ZAR)              10/19/00    ZAR194,193        26,841,479         170,970            --
 Mexican Nuevo Peso (MXN)               10/4/00    MXN560,798        59,308,670              --       150,830
                                                                                     ----------------------------
                                                                                      1,238,873     4,381,398
                                                                                     ----------------------------
 Total Unrealized Appreciation and Depreciation                                      $1,238,873    $4,676,029
                                                                                     ============================
================================================================================ 6. FUTURES CONTRACTS
A futures contract is a commitment to buy or sell a specific amount of a commodity or financial instrument at a particular price on a stipulated future date at a negotiated price. Futures contracts are traded on a commodity exchange. The Fund may buy and sell futures contracts that relate to broadly-based securities indices “financial futures” or debt securities “interest rate futures” in order to gain exposure to or to seek to protect against changes in market value of stock and bonds or interest rates. The Fund may also buy or write put or call options on these futures contracts.

54 OPPENHEIMER STRATEGIC INCOME FUND 57
The Fund generally sells futures contracts to hedge against increases in interest rates and decreases in market value of portfolio securities. The Fund may also purchase futures contracts to gain exposure to changes in interest rates as it may be more efficient or cost effective than actually buying fixed income securities.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are noted in the Statement of Investments. The Statement of Assets and Liabilities reflects a receivable and/or payable for the daily mark to market for variation margin.

Risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

As of September 30, 2000, the Fund had outstanding futures contracts as follows:

                                        EXPIRATION        NUMBER OF       VALUATION AS OF        UNREALIZED
 CONTRACT DESCRIPTION                         DATE        CONTRACTS        SEPT. 30, 2000      DEPRECIATION
--------------------------------------------------------------------------------------------------------------

 CONTRACTS TO PURCHASE
 U.S. Long Bond                           12/19/00            1,071          $105,660,844       $ 1,762,604
                                                                                                --------------
 CONTRACTS TO SELL
 United Kingdom Long Gilt                 12/27/00              183            30,646,955           143,400
 U.S. Treasury Nts., 10 yr.               12/19/00            1,401           140,406,469           326,411
 U.S. Treasury Nts., 2 yr.                12/28/00               45             9,000,703            33,750
 U.S. Treasury Nts., 5 yr.                12/19/00            4,919           494,590,078         2,683,410
                                                                                                --------------
                                                                                                  3,186,971
                                                                                                --------------
                                                                                                 $4,949,575
                                                                                                ==============
================================================================================ 7. OPTION ACTIVITY
The Fund may buy and sell put and call options, or write put and covered call options on portfolio securities in order to produce incremental earnings or protect against changes in the value of portfolio securities.

The Fund generally purchases put options or writes covered call options to hedge against adverse movements in the value of portfolio holdings. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option.

Options are valued daily based upon the last sale price on the principal exchange on which the option is traded and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss upon the expiration or closing of the option transaction.

55 OPPENHEIMER STRATEGIC INCOME FUND 58 NOTES TO FINANCIAL STATEMENTS Continued ================================================================================ 7. OPTION ACTIVITY Continued
When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option is adjusted by the amount of premium received or paid.

Securities designated to cover outstanding call options are noted in the Statement of Investments where applicable. Shares subject to call, expiration date, exercise price, premium received and market value are detailed in a note to the Statement of Investments. Options written are reported as a liability in the Statement of Assets and Liabilities. Realized gains and losses are reported in the Statement of Operations.

The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of not being able to enter into a closing transaction if a liquid secondary market does not exist.

        Written option activity for the year ended September 30, 2000, was as follows:

                                                 CALL OPTIONS                        PUT OPTIONS
--------------------------------------------------------------------------------------------------
                                   NUMBER OF        AMOUNT OF        NUMBER OF         AMOUNT OF
                                   CONTRACTS         PREMIUMS        CONTRACTS          PREMIUMS
--------------------------------------------------------------------------------------------------

 Options outstanding as of
 September 30, 1999                       --       $       --      497,640,000      $  1,385,040
 Options written               3,872,105,082        4,059,478      233,278,906         3,619,143
 Options closed or expired    (3,872,000,000)        (400,911)    (609,088,573)       (3,029,905)
 Options exercised                   (65,087)      (3,295,824)              --                --
                              --------------------------------------------------------------------
 Options outstanding as of
 September 30, 2000                   39,995       $  362,743      121,830,333      $  1,974,278
                              ====================================================================
================================================================================ 8. ILLIQUID OR RESTRICTED SECURITIES
As of September 30, 2000, investments in securities included issues that are illiquid or restricted. Restricted securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933, may have contractual restrictions on resale, and are valued under methods approved by the Board of Trustees as reflecting fair value. A security may also be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. The Fund intends to invest no more than 10% of its net assets (determined at the time of purchase and reviewed periodically) in illiquid or restricted securities. Certain restricted securities, eligible for resale

56 OPPENHEIMER STRATEGIC INCOME FUND 59
to qualified institutional investors, are not subject to that limitation. The aggregate value of illiquid or restricted securities subject to this limitation as of September 30, 2000, was $618,276,877, which represents 9.32% of the Fund’s net assets, of which $29,075,995 is considered restricted. Information concerning restricted securities is as follows:

                                                                                                VALUATION
                                                                                           PER UNIT AS OF
 SECURITY                                       ACQUISITION DATES       COST PER UNIT      SEPT. 30, 2000
-----------------------------------------------------------------------------------------------------------

 BONDS
 TAG Heuer International SA, 12% Sr. Sub.
 Nts., 12/15/05                                   12/8/95-8/13/96              101.60%             106.69%
-----------------------------------------------------------------------------------------------------------
 Trans World Airlines, Inc., 14% Lease Equipment
 Trust, 7/2/08                                            3/19/98               101.00              83.00

 STOCKS AND WARRANTS
 Becker Gaming, Inc. Wts., Exp. 11/15/00         11/18/93-12/9/93           $     2.10           $     --
-----------------------------------------------------------------------------------------------------------
 Chesapeake Energy Corp.                                  6/27/00                 5.83               5.24
-----------------------------------------------------------------------------------------------------------
 CGA Group Ltd., Series A                         6/17/97-6/28/00                25.00              25.00
-----------------------------------------------------------------------------------------------------------
 CGA Group Ltd. Wts., Exp. 6/16/07                        6/17/97                   --               0.30
-----------------------------------------------------------------------------------------------------------
 ECM Fund, LPI                                            4/14/92             1,000.00             876.25
-----------------------------------------------------------------------------------------------------------
 Forcenergy, Inc.                                         4/18/00                15.25              26.13
-----------------------------------------------------------------------------------------------------------
 Geotek Communications, Inc.                               4/6/00                   --               0.01
-----------------------------------------------------------------------------------------------------------
 GMD Resource Corp.                                       5/23/00                92.50              92.50
-----------------------------------------------------------------------------------------------------------
 Real Time Data Wts., Exp. 5/31/04                        6/30/99                 0.01               0.01
-----------------------------------------------------------------------------------------------------------
 World Access, Inc., Cv. Sr., Series D, Non-Vtg.          2/14/00             1,382.06             285.00
================================================================================ 9. BANK BORROWINGS
The Fund may borrow from a bank for temporary or emergency purposes including, without limitation, funding of shareholder redemptions provided asset coverage for borrowings exceeds 300%. The Fund has entered into an agreement which enables it to participate with other Oppenheimer funds in an unsecured line of credit with a bank, which permits borrowings up to $400 million, collectively. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Funds Rate plus 0.45%. Borrowings are payable 30 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the average unutilized amount of the credit facility at a rate of 0.08% per annum.

The Fund had no borrowings outstanding during the year ended September 30, 2000. 57 OPPENHEIMER STRATEGIC INCOME FUND 60 A-5 Appendix A RATINGS DEFINITIONS Below are summaries of the rating definitions used by the nationally-recognized rating agencies listed below. Those ratings represent the opinion of the agency as to the credit quality of issues that they rate. The summaries below are based upon publicly-available information provided by the rating organizations. Moody's Investors Service, Inc. ------------------------------------------------------------------------------ Long-Term (Taxable) Bond Ratings Aaa: Bonds rated "Aaa" are judged to be the best quality. They carry the smallest degree of investment risk. Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, the changes that can be expected are most unlikely to impair the fundamentally strong position of such issues. Aa: Bonds rated "Aa" are judged to be of high quality by all standards. Together with the "Aaa" group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as with "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than that of "Aaa" securities. A: Bonds rated "A" possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future. Baa: Bonds rated "Baa" are considered medium-grade obligations; that is, they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and have speculative characteristics as well. Ba: Bonds rated "Ba" are judged to have speculative elements. Their future cannot be considered well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class. B: Bonds rated "B" generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small. Caa: Bonds rated "Caa" are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest. Ca: Bonds rated "Ca" represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings. C: Bonds rated "C" are the lowest class of rated bonds and can be regarded as having extremely poor prospects of ever attaining any real investment standing. Con. (...): Bonds for which the security depends on the completion of some act or the fulfillment of some condition are rated conditionally. These bonds are secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operating experience, (c) rentals that begin when facilities are completed, or (d) payments to which some other limiting condition attaches. The parenthetical rating denotes probable credit stature upon completion of construction or elimination of the basis of the condition. Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from "Aa" through "Caa." The modifier "1" indicates that the obligation ranks in the higher end of its generic rating category; the modifier "2" indicates a mid-range ranking; and the modifier "3" indicates a ranking in the lower end of that generic rating category. Advanced refunded issues that are secured by certain assets are identified with a # symbol. Short-Term Ratings - Taxable Debt These ratings apply to the ability of issuers to honor senior debt obligations having an original maturity not exceeding one year: Prime-1: Issuer has a superior ability for repayment of senior short-term debt obligations. Prime-2: Issuer has a strong ability for repayment of senior short-term debt obligations. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained. Prime-3: Issuer has an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained. Not Prime: Issuer does not fall within any Prime rating category. Standard & Poor's Rating Services ------------------------------------------------------------------------------ Long-Term Credit Ratings AAA: Bonds rated "AAA" have the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong. AA: Bonds rated "AA" differ from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong. A: Bonds rated "A" are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong. BBB: Bonds rated "BBB" exhibit adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation. BB, B, CCC, CC, and C Bonds rated "BB", "B", "CCC", "CC" and "C" are regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation, and "C" the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions. BB: Bonds rated "BB" are less vulnerable to nonpayment than other speculative issues. However, these face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation. B: Bonds rated "B" are more vulnerable to nonpayment than obligations rated "BB", but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation. CCC: Bonds rated "CCC" are currently vulnerable to nonpayment, and are dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation. CC: Bonds rated "CC" are currently highly vulnerable to nonpayment. C: A subordinated debt or preferred stock obligation rated "C" is currently highly vulnerable to nonpayment. The "C" rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued. A "C" also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying. D: Bonds rated "D" are in default. Payments on the obligation are not being made on the date due even if the applicable grace period has not expired, unless Standard and Poor's believes that such payments will be made during such grace period. The "D" rating will also be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized. The ratings from "AA" to "CCC" may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories. The "r" symbol is attached to the ratings of instruments with significant noncredit risks. Short-Term Issue Credit Ratings A-1: Obligation is rated in the highest category. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, a plus (+) sign designation indicates the obligor's capacity to meet its financial obligation is extremely strong. A-2: Obligation is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory. A-3: Obligation exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation. B: Obligation is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation. However, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation. C: Obligation is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. D: Obligation is in payment default. Payments on the obligation have not been made on the due date even if the applicable grace period has not expired, unless Standard and Poor's believes that such payments will be made during such grace period. The "D" rating will also be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized. Fitch, Inc. ------------------------------------------------------------------------------ International Long-Term Credit Ratings Investment Grade: AAA: Highest Credit Quality. "AAA" ratings denote the lowest expectation of credit risk. They are assigned only in the case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events. AA: Very High Credit Quality. "AA" ratings denote a very low expectation of credit risk. They indicate a very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events. A: High Credit Quality. "A" ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings. BBB: Good Credit Quality. "BBB" ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category. Speculative Grade: BB: Speculative. "BB" ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time. However, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade. B: Highly Speculative. "B" ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met. However, capacity for continued payment is contingent upon a sustained, favorable business and economic environment. CCC, CC C: High Default Risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A "CC" rating indicates that default of some kind appears probable. "C" ratings signal imminent default. DDD, DD, and D: Default. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. "DDD" obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. "DD" indicates potential recoveries in the range of 50%-90%, and "D" the lowest recovery potential, i.e., below 50%. Entities rated in this category have defaulted on some or all of their obligations. Entities rated "DDD" have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated "DD" and "D" are generally undergoing a formal reorganization or liquidation process; those rated "DD" are likely to satisfy a higher portion of their outstanding obligations, while entities rated "D" have a poor prospect for repaying all obligations. Plus (+) and minus (-) signs may be appended to a rating symbol to denote relative status within the major rating categories. Plus and minus signs are not added to the "AAA" category or to categories below "CCC," nor to short-term ratings other than "F1" (see below). International Short-Term Credit Ratings F1: Highest credit quality. Strongest capacity for timely payment of financial commitments. May have an added "+" to denote any exceptionally strong credit feature. F2: Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of higher ratings. F3: Fair credit quality. Capacity for timely payment of financial commitments is adequate. However, near-term adverse changes could result in a reduction to non-investment grade. B: Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions. C: High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment. D: Default. Denotes actual or imminent payment default. B-1 Appendix B ------------------------------------------------------------------------------ Industry Classifications ------------------------------------------------------------------------------ Aerospace/Defense Food and Drug Retailers Air Transportation Gas Utilities Asset-Backed Health Care/Drugs Auto Parts and Equipment Health Care/Supplies & Services Automotive Homebuilders/Real Estate Bank Holding Companies Hotel/Gaming Banks Industrial Services Beverages Information Technology Broadcasting Insurance Broker-Dealers Leasing & Factoring Building Materials Leisure Cable Television Manufacturing Chemicals Metals/Mining Commercial Finance Nondurable Household Goods Communication Equipment Office Equipment Computer Hardware Oil - Domestic Computer Software Oil - International Conglomerates Paper Consumer Finance Photography Consumer Services Publishing Containers Railroads & Truckers Convenience Stores Restaurants Department Stores Savings & Loans Diversified Financial Shipping Diversified Media Special Purpose Financial Drug Wholesalers Specialty Printing Durable Household Goods Specialty Retailing Education Steel Electric Utilities Telecommunications - Long Distance Electrical Equipment Telephone - Utility Electronics Textile, Apparel & Home Furnishings Energy Services Tobacco Entertainment/Film Trucks and Parts Environmental Wireless Services Food Appendix C OppenheimerFunds Special Sales Charge Arrangements and Waivers In certain cases, the initial sales charge that applies to purchases of Class A shares3 of the Oppenheimer funds or the contingent deferred sales charge that may apply to Class A, Class B or Class C shares may be waived.4 That is because of the economies of sales efforts realized by OppenheimerFunds Distributor, Inc., (referred to in this document as the "Distributor"), or by dealers or other financial institutions that offer those shares to certain classes of investors. Not all waivers apply to all funds. For example, waivers relating to Retirement Plans do not apply to Oppenheimer municipal funds, because shares of those funds are not available for purchase by or on behalf of retirement plans. Other waivers apply only to shareholders of certain funds. For the purposes of some of the waivers described below and in the Prospectus and Statement of Additional Information of the applicable Oppenheimer funds, the term "Retirement Plan" refers to the following types of plans: (1) plans qualified under Sections 401(a) or 401(k) of the Internal Revenue Code, (2) non-qualified deferred compensation plans, (3) employee benefit plans5 (4) Group Retirement Plans6 (5) 403(b)(7) custodial plan accounts (6) Individual Retirement Accounts ("IRAs"), including traditional IRAs, Roth IRAs, SEP-IRAs, SARSEPs or SIMPLE plans The interpretation of these provisions as to the applicability of a special arrangement or waiver in a particular case is in the sole discretion of the Distributor or the transfer agent (referred to in this document as the "Transfer Agent") of the particular Oppenheimer fund. These waivers and special arrangements may be amended or terminated at any time by a particular fund, the Distributor, and/or OppenheimerFunds, Inc. (referred to in this document as the "Manager"). Waivers that apply at the time shares are redeemed must be requested by the shareholder and/or dealer in the redemption request. I. Applicability of Class A Contingent Deferred Sales Charges in Certain Cases Purchases of Class A Shares of Oppenheimer Funds That Are Not Subject to Initial Sales Charge but May Be Subject to the Class A Contingent Deferred Sales Charge (unless a waiver applies). There is no initial sales charge on purchases of Class A shares of any of the Oppenheimer funds in the cases listed below. However, these purchases may be subject to the Class A contingent deferred sales charge if redeemed within 18 months of the end of the calendar month of their purchase, as described in the Prospectus (unless a waiver described elsewhere in this Appendix applies to the redemption). Additionally, on shares purchased under these waivers that are subject to the Class A contingent deferred sales charge, the Distributor will pay the applicable concession described in the Prospectus under "Class A Contingent Deferred Sales Charge."7 This waiver provision applies to: - Purchases of Class A shares aggregating $1 million or more. - Purchases of Class A shares by a Retirement Plan that was permitted to purchase such shares at net asset value but subject to a contingent deferred sales charge prior to March 1, 2001. - Purchases by an OppenheimerFunds-sponsored Rollover IRA, if the purchases are made: (1) through a broker, dealer, bank or registered investment adviser that has made special arrangements with the Distributor for those purchases, or (2) by a direct rollover of a distribution from a qualified Retirement Plan if the administrator of that Plan has made special arrangements with the Distributor for those purchases. - Purchases of Class A shares by Retirement Plans that have any of the following record-keeping arrangements: (1) The record keeping is performed by Merrill Lynch Pierce Fenner & Smith, Inc. ("Merrill Lynch") on a daily valuation basis for the Retirement Plan. On the date the plan sponsor signs the record-keeping service agreement with Merrill Lynch, the Plan must have $3 million or more of its assets invested in (a) mutual funds, other than those advised or managed by Merrill Lynch Investment Management, L.P. ("MLIM"), that are made available under a Service Agreement between Merrill Lynch and the mutual fund's principal underwriter or distributor, and (b) funds advised or managed by MLIM (the funds described in (a) and (b) are referred to as "Applicable Investments"). (2) The record keeping for the Retirement Plan is performed on a daily valuation basis by a record keeper whose services are provided under a contract or arrangement between the Retirement Plan and Merrill Lynch. On the date the plan sponsor signs the record keeping service agreement with Merrill Lynch, the Plan must have $3 million or more of its assets (excluding assets invested in money market funds) invested in Applicable Investments. (3) The record keeping for a Retirement Plan is handled under a service agreement with Merrill Lynch and on the date the plan sponsor signs that agreement, the Plan has 500 or more eligible employees (as determined by the Merrill Lynch plan conversion manager). - Purchases by a Retirement Plan whose record keeper had a cost-allocation agreement with the Transfer Agent on or before March 1, 2001. II. Waivers of Class A Sales Charges of Oppenheimer Funds A. Waivers of Initial and Contingent Deferred Sales Charges for Certain Purchasers. Class A shares purchased by the following investors are not subject to any Class A sales charges (and no concessions are paid by the Distributor on such purchases): - The Manager or its affiliates. - Present or former officers, directors, trustees and employees (and their "immediate families") of the Fund, the Manager and its affiliates, and retirement plans established by them for their employees. The term "immediate family" refers to one's spouse, children, grandchildren, grandparents, parents, parents-in-law, brothers and sisters, sons- and daughters-in-law, a sibling's spouse, a spouse's siblings, aunts, uncles, nieces and nephews; relatives by virtue of a remarriage (step-children, step-parents, etc.) are included. - Registered management investment companies, or separate accounts of insurance companies having an agreement with the Manager or the Distributor for that purpose. - Dealers or brokers that have a sales agreement with the Distributor, if they purchase shares for their own accounts or for retirement plans for their employees. - Employees and registered representatives (and their spouses) of dealers or brokers described above or financial institutions that have entered into sales arrangements with such dealers or brokers (and which are identified as such to the Distributor) or with the Distributor. The purchaser must certify to the Distributor at the time of purchase that the purchase is for the purchaser's own account (or for the benefit of such employee's spouse or minor children). - Dealers, brokers, banks or registered investment advisors that have entered into an agreement with the Distributor providing specifically for the use of shares of the Fund in particular investment products made available to their clients. Those clients may be charged a transaction fee by their dealer, broker, bank or advisor for the purchase or sale of Fund shares. - Investment advisors and financial planners who have entered into an agreement for this purpose with the Distributor and who charge an advisory, consulting or other fee for their services and buy shares for their own accounts or the accounts of their clients. - "Rabbi trusts" that buy shares for their own accounts, if the purchases are made through a broker or agent or other financial intermediary that has made special arrangements with the Distributor for those purchases. - Clients of investment advisors or financial planners (that have entered into an agreement for this purpose with the Distributor) who buy shares for their own accounts may also purchase shares without sales charge but only if their accounts are linked to a master account of their investment advisor or financial planner on the books and records of the broker, agent or financial intermediary with which the Distributor has made such special arrangements . Each of these investors may be charged a fee by the broker, agent or financial intermediary for purchasing shares. - Directors, trustees, officers or full-time employees of OpCap Advisors or its affiliates, their relatives or any trust, pension, profit sharing or other benefit plan which beneficially owns shares for those persons. - Accounts for which Oppenheimer Capital (or its successor) is the investment advisor (the Distributor must be advised of this arrangement) and persons who are directors or trustees of the company or trust which is the beneficial owner of such accounts. - A unit investment trust that has entered into an appropriate agreement with the Distributor. - Dealers, brokers, banks, or registered investment advisers that have entered into an agreement with the Distributor to sell shares to defined contribution employee retirement plans for which the dealer, broker or investment adviser provides administration services. - Retirement Plans and deferred compensation plans and trusts used to fund those plans (including, for example, plans qualified or created under sections 401(a), 401(k), 403(b) or 457 of the Internal Revenue Code), in each case if those purchases are made through a broker, agent or other financial intermediary that has made special arrangements with the Distributor for those purchases. - A TRAC-2000 401(k) plan (sponsored by the former Quest for Value Advisors) whose Class B or Class C shares of a Former Quest for Value Fund were exchanged for Class A shares of that Fund due to the termination of the Class B and Class C TRAC-2000 program on November 24, 1995. - A qualified Retirement Plan that had agreed with the former Quest for Value Advisors to purchase shares of any of the Former Quest for Value Funds at net asset value, with such shares to be held through DCXchange, a sub-transfer agency mutual fund clearinghouse, if that arrangement was consummated and share purchases commenced by December 31, 1996. B. Waivers of Initial and Contingent Deferred Sales Charges in Certain Transactions. Class A shares issued or purchased in the following transactions are not subject to sales charges (and no concessions are paid by the Distributor on such purchases): - Shares issued in plans of reorganization, such as mergers, asset acquisitions and exchange offers, to which the Fund is a party. - Shares purchased by the reinvestment of dividends or other distributions reinvested from the Fund or other Oppenheimer funds (other than Oppenheimer Cash Reserves) or unit investment trusts for which reinvestment arrangements have been made with the Distributor. - Shares purchased through a broker-dealer that has entered into a special agreement with the Distributor to allow the broker's customers to purchase and pay for shares of Oppenheimer funds using the proceeds of shares redeemed in the prior 30 days from a mutual fund (other than a fund managed by the Manager or any of its subsidiaries) on which an initial sales charge or contingent deferred sales charge was paid. This waiver also applies to shares purchased by exchange of shares of Oppenheimer Money Market Fund, Inc. that were purchased and paid for in this manner. This waiver must be requested when the purchase order is placed for shares of the Fund, and the Distributor may require evidence of qualification for this waiver. - Shares purchased with the proceeds of maturing principal units of any Qualified Unit Investment Liquid Trust Series. - Shares purchased by the reinvestment of loan repayments by a participant in a Retirement Plan for which the Manager or an affiliate acts as sponsor. C. Waivers of the Class A Contingent Deferred Sales Charge for Certain Redemptions. The Class A contingent deferred sales charge is also waived if shares that would otherwise be subject to the contingent deferred sales charge are redeemed in the following cases: - To make Automatic Withdrawal Plan payments that are limited annually to no more than 12% of the account value adjusted annually. - Involuntary redemptions of shares by operation of law or involuntary redemptions of small accounts (please refer to "Shareholder Account Rules and Policies," in the applicable fund Prospectus). - For distributions from Retirement Plans, deferred compensation plans or other employee benefit plans for any of the following purposes: (1) Following the death or disability (as defined in the Internal Revenue Code) of the participant or beneficiary. The death or disability must occur after the participant's account was established. (2) To return excess contributions. (3) To return contributions made due to a mistake of fact. (4) Hardship withdrawals, as defined in the plan.8 (5) Under a Qualified Domestic Relations Order, as defined in the Internal Revenue Code, or, in the case of an IRA, a divorce or separation agreement described in Section 71(b) of the Internal Revenue Code. (6) To meet the minimum distribution requirements of the Internal Revenue Code. (7) To make "substantially equal periodic payments" as described in Section 72(t) of the Internal Revenue Code. (8) For loans to participants or beneficiaries. (9) Separation from service.9 (10) Participant-directed redemptions to purchase shares of a mutual fund (other than a fund managed by the Manager or a subsidiary of the Manager) if the plan has made special arrangements with the Distributor. (11) Plan termination or "in-service distributions," if the redemption proceeds are rolled over directly to an OppenheimerFunds-sponsored IRA. - For distributions from 401(k) plans sponsored by broker-dealers that have entered into a special agreement with the Distributor allowing this waiver. III. Waivers of Class B, Class C and Class N Sales Charges of Oppenheimer Funds The Class B, Class C and Class N contingent deferred sales charges will not be applied to shares purchased in certain types of transactions or redeemed in certain circumstances described below. A. Waivers for Redemptions in Certain Cases. The Class B, Class C and Class N contingent deferred sales charges will be waived for redemptions of shares in the following cases: - Shares redeemed involuntarily, as described in "Shareholder Account Rules and Policies," in the applicable Prospectus. - Redemptions from accounts other than Retirement Plans following the death or disability of the last surviving shareholder, including a trustee of a grantor trust or revocable living trust for which the trustee is also the sole beneficiary. The death or disability must have occurred after the account was established, and for disability you must provide evidence of a determination of disability by the Social Security Administration. - Distributions from accounts for which the broker-dealer of record has entered into a special agreement with the Distributor allowing this waiver. - Redemptions of Class B shares held by Retirement Plans whose records are maintained on a daily valuation basis by Merrill Lynch or an independent record keeper under a contract with Merrill Lynch. - Redemptions of Class C shares of Oppenheimer U.S. Government Trust from accounts of clients of financial institutions that have entered into a special arrangement with the Distributor for this purpose. - Redemptions requested in writing by a Retirement Plan sponsor of Class C shares of an Oppenheimer fund in amounts of $500,000 or more and made more than 12 months after the Retirement Plan's first purchase of Class C shares, if the redemption proceeds are invested in Class N shares of one or more Oppenheimer funds. - Distributions10 from Retirement Plans or other employee benefit plans for any of the following purposes: (1) Following the death or disability (as defined in the Internal Revenue Code) of the participant or beneficiary. The death or disability must occur after the participant's account was established in an Oppenheimer fund. (2) To return excess contributions made to a participant's account. (3) To return contributions made due to a mistake of fact. (4) To make hardship withdrawals, as defined in the plan.11 (5) To make distributions required under a Qualified Domestic Relations Order or, in the case of an IRA, a divorce or separation agreement described in Section 71(b) of the Internal Revenue Code. (6) To meet the minimum distribution requirements of the Internal Revenue Code. To make "substantially equal periodic payments" as described in Section 72(t) of the Internal Revenue Code. (8) For loans to participants or beneficiaries.12 (9) On account of the participant's separation from service.13 (10) Participant-directed redemptions to purchase shares of a mutual fund (other than a fund managed by the Manager or a subsidiary of the Manager) offered as an investment option in a Retirement Plan if the plan has made special arrangements with the Distributor. (11) Distributions made on account of a plan termination or "in-service" distributions, if the redemption proceeds are rolled over directly to an OppenheimerFunds-sponsored IRA. (12) For distributions from a participant's account under an Automatic Withdrawal Plan after the participant reaches age 59 1/2, as long as the aggregate value of the distributions does not exceed 10% of the account's value, adjusted annually. (13) Redemptions of Class B shares under an Automatic Withdrawal Plan for an account other than a Retirement Plan, if the aggregate value of the redeemed shares does not exceed 10% of the account's value, adjusted annually. (14) For distributions from 401(k) plans sponsored by broker-dealers that have entered into a special arrangement with the Distributor allowing this waiver. - Redemptions of Class B shares or Class C shares under an Automatic Withdrawal Plan from an account other than a Retirement Plan if the aggregate value of the redeemed shares does not exceed 10% of the account's value annually. B. Waivers for Shares Sold or Issued in Certain Transactions. The contingent deferred sales charge is also waived on Class B and Class C shares sold or issued in the following cases: - Shares sold to the Manager or its affiliates. - Shares sold to registered management investment companies or separate accounts of insurance companies having an agreement with the Manager or the Distributor for that purpose. - Shares issued in plans of reorganization to which the Fund is a party. - Shares sold to present or former officers, directors, trustees or employees (and their "immediate families" as defined above in Section I.A.) of the Fund, the Manager and its affiliates and retirement plans established by them for their employees. IV. Special Sales Charge Arrangements for Shareholders of Certain Oppenheimer Funds Who Were Shareholders of Former Quest for Value Funds The initial and contingent deferred sales charge rates and waivers for Class A, Class B and Class C shares described in the Prospectus or Statement of Additional Information of the Oppenheimer funds are modified as described below for certain persons who were shareholders of the former Quest for Value Funds. To be eligible, those persons must have been shareholders on November 24, 1995, when OppenheimerFunds, Inc. became the investment advisor to those former Quest for Value Funds. Those funds include: Oppenheimer Quest Value Fund, Inc. Oppenheimer Small Cap Value Fund Oppenheimer Quest Balanced Value FundOppenheimer Quest Global Value Fund, Inc. Oppenheimer Quest Opportunity Value Fund These arrangements also apply to shareholders of the following funds when they merged (were reorganized) into various Oppenheimer funds on November 24, 1995: Quest for Value U.S. Government Income Fund Quest for Value New York Tax-Exempt Fund Quest for Value Investment Quality Income Fund Quest for Value National Tax-Exempt Fund Quest for Value Global Income Fund Quest for Value California Tax-Exempt Fund All of the funds listed above are referred to in this Appendix as the "Former Quest for Value Funds." The waivers of initial and contingent deferred sales charges described in this Appendix apply to shares of an Oppenheimer fund that are either: - acquired by such shareholder pursuant to an exchange of shares of an Oppenheimer fund that was one of the Former Quest for Value Funds, or - purchased by such shareholder by exchange of shares of another Oppenheimer fund that were acquired pursuant to the merger of any of the Former Quest for Value Funds into that other Oppenheimer fund on November 24, 1995. A. Reductions or Waivers of Class A Sales Charges. - - Reduced Class A Initial Sales Charge Rates for Certain Former Quest for Value Funds Shareholders. Purchases by Groups and Associations. The following table sets forth the initial sales charge rates for Class A shares purchased by members of "Associations" formed for any purpose other than the purchase of securities. The rates in the table apply if that Association purchased shares of any of the Former Quest for Value Funds or received a proposal to purchase such shares from OCC Distributors prior to November 24, 1995. -------------------------------------------------------------------------------- Initial Sales Initial Sales Number of Eligible Charge as a % of Charge as a % of Concession as % Employees or Members Offering Price Net Amount Invested of Offering Price -------------------------------------------------------------------------------- -------------------------------------------------------------------------------- 9 or Fewer 2.50% 2.56% 2.00% -------------------------------------------------------------------------------- -------------------------------------------------------------------------------- At least 10 but not 2.00% 2.04% 1.60% more than 49 -------------------------------------------------------------------------------- For purchases by Associations having 50 or more eligible employees or members, there is no initial sales charge on purchases of Class A shares, but those shares are subject to the Class A contingent deferred sales charge described in the applicable fund's Prospectus. Purchases made under this arrangement qualify for the lower of either the sales charge rate in the table based on the number of members of an Association, or the sales charge rate that applies under the Right of Accumulation described in the applicable fund's Prospectus and Statement of Additional Information. Individuals who qualify under this arrangement for reduced sales charge rates as members of Associations also may purchase shares for their individual or custodial accounts at these reduced sales charge rates, upon request to the Distributor. - - Waiver of Class A Sales Charges for Certain Shareholders. Class A shares purchased by the following investors are not subject to any Class A initial or contingent deferred sales charges: - Shareholders who were shareholders of the AMA Family of Funds on February 28, 1991 and who acquired shares of any of the Former Quest for Value Funds by merger of a portfolio of the AMA Family of Funds. - Shareholders who acquired shares of any Former Quest for Value Fund by merger of any of the portfolios of the Unified Funds. - - Waiver of Class A Contingent Deferred Sales Charge in Certain Transactions. The Class A contingent deferred sales charge will not apply to redemptions of Class A shares purchased by the following investors who were shareholders of any Former Quest for Value Fund: Investors who purchased Class A shares from a dealer that is or was not permitted to receive a sales load or redemption fee imposed on a shareholder with whom that dealer has a fiduciary relationship, under the Employee Retirement Income Security Act of 1974 and regulations adopted under that law. B. Class A, Class B and Class C Contingent Deferred Sales Charge Waivers. - - Waivers for Redemptions of Shares Purchased Prior to March 6, 1995. In the following cases, the contingent deferred sales charge will be waived for redemptions of Class A, Class B or Class C shares of an Oppenheimer fund. The shares must have been acquired by the merger of a Former Quest for Value Fund into the fund or by exchange from an Oppenheimer fund that was a Former Quest for Value Fund or into which such fund merged. Those shares must have been purchased prior to March 6, 1995 in connection with: - withdrawals under an automatic withdrawal plan holding only either Class B or Class C shares if the annual withdrawal does not exceed 10% of the initial value of the account value, adjusted annually, and - liquidation of a shareholder's account if the aggregate net asset value of shares held in the account is less than the required minimum value of such accounts. - - Waivers for Redemptions of Shares Purchased on or After March 6, 1995 but Prior to November 24, 1995. In the following cases, the contingent deferred sales charge will be waived for redemptions of Class A, Class B or Class C shares of an Oppenheimer fund. The shares must have been acquired by the merger of a Former Quest for Value Fund into the fund or by exchange from an Oppenheimer fund that was a Former Quest For Value Fund or into which such Former Quest for Value Fund merged. Those shares must have been purchased on or after March 6, 1995, but prior to November 24, 1995: - redemptions following the death or disability of the shareholder(s) (as evidenced by a determination of total disability by the U.S. Social Security Administration); - withdrawals under an automatic withdrawal plan (but only for Class B or Class C shares) where the annual withdrawals do not exceed 10% of the initial value of the account value; adjusted annually, and liquidation of a shareholder's account if the aggregate net asset value of shares held in the account is less than the required minimum account value. A shareholder's account will be credited with the amount of any contingent deferred sales charge paid on the redemption of any Class A, Class B or Class C shares of the Oppenheimer fund described in this section if the proceeds are invested in the same Class of shares in that fund or another Oppenheimer fund within 90 days after redemption. V. Special Sales Charge Arrangements for Shareholders of Certain Oppenheimer Funds Who Were Shareholders of Connecticut Mutual Investment Accounts, Inc. The initial and contingent deferred sale charge rates and waivers for Class A and Class B shares described in the respective Prospectus (or this Appendix) of the following Oppenheimer funds (each is referred to as a "Fund" in this section): Oppenheimer U. S. Government Trust, Oppenheimer Bond Fund, Oppenheimer Value Fund and Oppenheimer Disciplined Allocation Fund are modified as described below for those Fund shareholders who were shareholders of the following funds (referred to as the "Former Connecticut Mutual Funds") on March 1, 1996, when OppenheimerFunds, Inc. became the investment adviser to the Former Connecticut Mutual Funds: Connecticut Mutual Liquid Account Connecticut Mutual Total Return Account Connecticut Mutual Government Securities Account CMIA LifeSpan Capital Appreciation Account Connecticut Mutual Income Account CMIA LifeSpan Balanced Account Connecticut Mutual Growth Account CMIA Diversified Income Account A. Prior Class A CDSC and Class A Sales Charge Waivers. - Class A Contingent Deferred Sales Charge. Certain shareholders of a Fund and the other Former Connecticut Mutual Funds are entitled to continue to make additional purchases of Class A shares at net asset value without a Class A initial sales charge, but subject to the Class A contingent deferred sales charge that was in effect prior to March 18, 1996 (the "prior Class A CDSC"). Under the prior Class A CDSC, if any of those shares are redeemed within one year of purchase, they will be assessed a 1% contingent deferred sales charge on an amount equal to the current market value or the original purchase price of the shares sold, whichever is smaller (in such redemptions, any shares not subject to the prior Class A CDSC will be redeemed first). Those shareholders who are eligible for the prior Class A CDSC are: (1) persons whose purchases of Class A shares of a Fund and other Former Connecticut Mutual Funds were $500,000 prior to March 18, 1996, as a result of direct purchases or purchases pursuant to the Fund's policies on Combined Purchases or Rights of Accumulation, who still hold those shares in that Fund or other Former Connecticut Mutual Funds, and (2) persons whose intended purchases under a Statement of Intention entered into prior to March 18, 1996, with the former general distributor of the Former Connecticut Mutual Funds to purchase shares valued at $500,000 or more over a 13-month period entitled those persons to purchase shares at net asset value without being subject to the Class A initial sales charge. Any of the Class A shares of a Fund and the other Former Connecticut Mutual Funds that were purchased at net asset value prior to March 18, 1996, remain subject to the prior Class A CDSC, or if any additional shares are purchased by those shareholders at net asset value pursuant to this arrangement they will be subject to the prior Class A CDSC. - Class A Sales Charge Waivers. Additional Class A shares of a Fund may be purchased without a sales charge, by a person who was in one (or more) of the categories below and acquired Class A shares prior to March 18, 1996, and still holds Class A shares: (1) any purchaser, provided the total initial amount invested in the Fund or any one or more of the Former Connecticut Mutual Funds totaled $500,000 or more, including investments made pursuant to the Combined Purchases, Statement of Intention and Rights of Accumulation features available at the time of the initial purchase and such investment is still held in one or more of the Former Connecticut Mutual Funds or a Fund into which such Fund merged; (2) any participant in a qualified plan, provided that the total initial amount invested by the plan in the Fund or any one or more of the Former Connecticut Mutual Funds totaled $500,000 or more; (3) Directors of the Fund or any one or more of the Former Connecticut Mutual Funds and members of their immediate families; (4) employee benefit plans sponsored by Connecticut Mutual Financial Services, L.L.C. ("CMFS"), the prior distributor of the Former Connecticut Mutual Funds, and its affiliated companies; one or more members of a group of at least 1,000 persons (and persons who are retirees from such group) engaged in a common business, profession, civic or charitable endeavor or other activity, and the spouses and minor dependent children of such persons, pursuant to a marketing program between CMFS and such group; and (6) an institution acting as a fiduciary on behalf of an individual or individuals, if such institution was directly compensated by the individual(s) for recommending the purchase of the shares of the Fund or any one or more of the Former Connecticut Mutual Funds, provided the institution had an agreement with CMFS. Purchases of Class A shares made pursuant to (1) and (2) above may be subject to the Class A CDSC of the Former Connecticut Mutual Funds described above. Additionally, Class A shares of a Fund may be purchased without a sales charge by any holder of a variable annuity contract issued in New York State by Connecticut Mutual Life Insurance Company through the Panorama Separate Account which is beyond the applicable surrender charge period and which was used to fund a qualified plan, if that holder exchanges the variable annuity contract proceeds to buy Class A shares of the Fund. B. Class A and Class B Contingent Deferred Sales Charge Waivers. In addition to the waivers set forth in the Prospectus and in this Appendix, above, the contingent deferred sales charge will be waived for redemptions of Class A and Class B shares of a Fund and exchanges of Class A or Class B shares of a Fund into Class A or Class B shares of a Former Connecticut Mutual Fund provided that the Class A or Class B shares of the Fund to be redeemed or exchanged were (i) acquired prior to March 18, 1996 or (ii) were acquired by exchange from an Oppenheimer fund that was a Former Connecticut Mutual Fund. Additionally, the shares of such Former Connecticut Mutual Fund must have been purchased prior to March 18, 1996: (1) by the estate of a deceased shareholder; (2) upon the disability of a shareholder, as defined in Section 72(m)(7) of the Internal Revenue Code; (3) for retirement distributions (or loans) to participants or beneficiaries from retirement plans qualified under Sections 401(a) or 403(b)(7)of the Code, or from IRAs, deferred compensation plans created under Section 457 of the Code, or other employee benefit plans; (4) as tax-free returns of excess contributions to such retirement or employee benefit plans; (5) in whole or in part, in connection with shares sold to any state, county, or city, or any instrumentality, department, authority, or agency thereof, that is prohibited by applicable investment laws from paying a sales charge or concession in connection with the purchase of shares of any registered investment management company; (6) in connection with the redemption of shares of the Fund due to a combination with another investment company by virtue of a merger, acquisition or similar reorganization transaction; (7) in connection with the Fund's right to involuntarily redeem or liquidate the Fund; (8) in connection with automatic redemptions of Class A shares and Class B shares in certain retirement plan accounts pursuant to an Automatic Withdrawal Plan but limited to no more than 12% of the original value annually; or (1) as involuntary redemptions of shares by operation of law, or under procedures set forth in the Fund's Articles of Incorporation, or as adopted by the Board of Directors of the Fund.(9) VI. Special Reduced Sales Charge for Former Shareholders of Advance America Funds, Inc. Shareholders of Oppenheimer Municipal Bond Fund, Oppenheimer U.S. Government Trust, Oppenheimer Strategic Income Fund and Oppenheimer Capital Income Fund who acquired (and still hold) shares of those funds as a result of the reorganization of series of Advance America Funds, Inc. into those Oppenheimer funds on October 18, 1991, and who held shares of Advance America Funds, Inc. on March 30, 1990, may purchase Class A shares of those four Oppenheimer funds at a maximum sales charge rate of 4.50%. VII. Sales Charge Waivers on Purchases of Class M Shares of Oppenheimer Convertible Securities Fund Oppenheimer Convertible Securities Fund (referred to as the "Fund" in this section) may sell Class M shares at net asset value without any initial sales charge to the classes of investors listed below who, prior to March 11, 1996, owned shares of the Fund's then-existing Class A and were permitted to purchase those shares at net asset value without sales charge: - the Manager and its affiliates, - present or former officers, directors, trustees and employees (and their "immediate families" as defined in the Fund's Statement of Additional Information) of the Fund, the Manager and its affiliates, and retirement plans established by them or the prior investment advisor of the Fund for their employees, - registered management investment companies or separate accounts of insurance companies that had an agreement with the Fund's prior investment advisor or distributor for that purpose, - dealers or brokers that have a sales agreement with the Distributor, if they purchase shares for their own accounts or for retirement plans for their employees, - employees and registered representatives (and their spouses) of dealers or brokers described in the preceding section or financial institutions that have entered into sales arrangements with those dealers or brokers (and whose identity is made known to the Distributor) or with the Distributor, but only if the purchaser certifies to the Distributor at the time of purchase that the purchaser meets these qualifications, - dealers, brokers, or registered investment advisors that had entered into an agreement with the Distributor or the prior distributor of the Fund specifically providing for the use of Class M shares of the Fund in specific investment products made available to their clients, and - dealers, brokers or registered investment advisors that had entered into an agreement with the Distributor or prior distributor of the Fund's shares to sell shares to defined contribution employee retirement plans for which the dealer, broker, or investment advisor provides administrative services. C-1 ------------------------------------------------------------------------------ Oppenheimer Strategic Income Fund ------------------------------------------------------------------------------ Internet Web Site: www.oppenheimerfunds.com ------------------------ Investment Adviser OppenheimerFunds, Inc. Two World Trade Center New York, New York 10048-0203 Distributor OppenheimerFunds Distributor, Inc. Two World Trade Center New York, New York 10048-0203 Transfer Agent OppenheimerFunds Services P.O. Box 5270 Denver, Colorado 80217 1.800.525.7048 Custodian Bank The Bank of New York One Wall Street New York, New York 10015 Independent Auditors Deloitte & Touche LLP 555 Seventeenth Street Denver, Colorado 80202 Legal Counsel Myer, Swanson, Adams & Wolf, P.C. 1600 Broadway Denver, Colorado 80202 1234 PX230.003 (Rev. 7/31/01) -------- 1 Ms. Macaskill and Messrs. Bowen, Cameron and Marshall. are not Directors of Panorama Series Fund, Inc. Ms. Macaskill and Messrs. Armstrong, Bowen, Cameron, Fossel and Marshall are not Managing General Partners of Centennial America Fund, L.P. Messrs. Cameron and Marshall are not Trustees of Oppenheimer Municipal Fund. 2. In accordance with Rule 12b-1 of the Investment Company Act, the term "Independent Trustees" in this Statement of Additional Information refers to those Trustees who are not "interested persons" of the Fund and who do not have any direct or indirect financial interest in the operation of the distribution plan or any agreement under the plan. 3 Certain waivers also apply to Class M shares of Oppenheimer Convertible Securities Fund. 4 In the case of Oppenheimer Senior Floating Rate Fund, a continuously-offered closed-end fund, references to contingent deferred sales charges mean the Fund's Early Withdrawal Charges and references to "redemptions" mean "repurchases" of shares. 5 An "employee benefit plan" means any plan or arrangement, whether or not it is "qualified" under the Internal Revenue Code, under which Class N shares of an Oppenheimer fund or funds are purchased by a fiduciary or other administrator for the account of participants who are employees of a single employer or of affiliated employers. These may include, for example, medical savings accounts, payroll deduction plans or similar plans. The fund accounts must be registered in the name of the fiduciary or administrator purchasing the shares for the benefit of participants in the plan. 6 The term "Group Retirement Plan" means any qualified or non-qualified retirement plan for employees of a corporation or sole proprietorship, members and employees of a partnership or association or other organized group of persons (the members of which may include other groups), if the group has made special arrangements with the Distributor and all members of the group participating in (or who are eligible to participate in) the plan purchase shares of an Oppenheimer fund or funds through a single investment dealer, broker or other financial institution designated by the group. Such plans include 457 plans, SEP-IRAs, SARSEPs, SIMPLE plans and 403(b) plans other than plans for public school employees. The term "Group Retirement Plan" also includes qualified retirement plans and non-qualified deferred compensation plans and IRAs that purchase shares of an Oppenheimer fund or funds through a single investment dealer, broker or other financial institution that has made special arrangements with the Distributor. 7 However, that concession will not be paid on purchases of shares in amounts of $1 million or more (including any right of accumulation) by a Retirement Plan that pays for the purchase with the redemption proceeds of Class C shares of one or more Oppenheimer funds held by the Plan for more than one year. 8 This provision does not apply to IRAs. 9 This provision does not apply to 403(b)(7) custodial plans if the participant is less than age 55, nor to IRAs. 10 The distribution must be requested prior to Plan termination or the elimination of the Oppenheimer funds as an investment option under the Plan. 11 This provision does not apply to IRAs. 12 This provision does not apply to loans from 403(b)(7) custodial plans. 13 This provision does not apply to 403(b)(7) custodial plans if the participant is less than age 55, nor to IRAs.